                                 SCHEDULE 14A
                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

             UAM Funds, Inc. - SEC File Nos. 33-25355, 811-5683
              (Name of Registrant as Specified In Its Charter)

        ............................................................
        (Name of Person(s) Filing Proxy Statement, if other than the
                                Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

                                 SCHEDULE 14A
                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

          UAM Funds, Inc. II - SEC File Nos. 333-44193, 811-08605
              (Name of Registrant as Specified In Its Charter)

        ............................................................
        (Name of Person(s) Filing Proxy Statement, if other than the
                                Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

                                 SCHEDULE 14A
                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

             UAM Funds Trust - SEC File Nos. 33-79858, 811-8544
              (Name of Registrant as Specified In Its Charter)

        ............................................................
        (Name of Person(s) Filing Proxy Statement, if other than the
                                Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

                                 UAM(R) Funds
                            Funds for the Informed Investor sm

September 15, 2000

Dear Shareholder:

I am writing to all shareholders of the UAM Funds to inform you of a meeting of shareholders to be held October 27, 2000. Before that joint meeting, I would like your vote on the important issues affecting your fund as described in the attached proxy statement. This is a very important meeting that has been called to consider six proposals requiring your vote as a shareholder.

The proxy statement includes proposals relating to the election of directors/trustees, the reclassification of the investment objectives of certain of the UAM Funds, the adoption of standardized fundamental investment restrictions for each of the funds and the approval of investment advisory agreements for each fund. More specific information about all the proposals is contained in the proxy statement, which you should consider carefully.

The respective Board of Directors/Trustees of your fund have unanimously approved the proposals and recommend that you vote FOR all of the proposals described within this document.

I realize that this proxy statement will take time to review, but your vote is very important. Please familiarize yourself with the proposals presented and vote by either signing and returning your proxy card(s) in the enclosed postage-paid envelope today, using the internet and telephone voting options as described in the proxy card. You may receive more than one proxy card if you own shares in more than one UAM Fund. Please sign and return each card you receive.

If we do not receive your completed proxy card(s) after several weeks, you may be contacted by the UAM Funds' proxy solicitor, Shareholder Communications Corporation, who will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

We thank you for taking this matter seriously and participating in this important process.

Sincerely,

/s/ Norton H. Reamer
Norton H. Reamer
Chairman

                 IMPORTANT NEWS FOR SHAREHOLDERS OF UAM FUNDS

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting your UAM Funds that require a shareholder vote.

                         Q & A: QUESTIONS AND ANSWERS

Q. What Is Happening?

A. United Asset Management Corporation ("UAM"), the parent company of your UAM Fund's adviser, has entered into an agreement with Old Mutual plc ("Old Mutual") and OM Acquisition Corp. ("OMAC"), a wholly owned subsidiary of Old Mutual, pursuant to which Old Mutual will make a tender offer for the outstanding shares of UAM, and OMAC will merge with UAM. Old Mutual is a United Kingdom-based financial services group with a substantial life assurance business in South Africa and an integrated, international portfolio of activities in asset management, banking and general insurance. As a result of the proposed Transaction, there will be a change in ownership of UAM, and indirectly the adviser to your Fund. The following pages give you additional information about Old Mutual, the proposed acquisition and the matters on which you are being asked to vote. The Directors/Trustees of your UAM Funds, including those who are not affiliated with UAM or its affiliates, Old Mutual or its affiliates or the UAM Funds, unanimously recommend that you vote FOR these proposals.

Q. Why Did You Send Me This Booklet?

A. You are receiving these proxy materials--a booklet that includes the Proxy Statement and one or more proxy cards--because you have the right to vote on the important proposals concerning your investment in one or more of the UAM Funds, i.e., a portfolio of UAM Funds, Inc., UAM Funds Trust or UAM Funds, Inc. II.

Q. Why Are Multiple Cards Enclosed?

A. If you own shares of more than one of the UAM Funds, you will receive a proxy card for each fund you own.

Q. Why Am I Being Asked To Vote On Interim and Proposed New Advisory Agreements In Proposal Nos. 5 and 6?

A. The Investment Company Act of 1940, which regulates investment companies such as your UAM Funds, requires a vote whenever there is a change in control of an investment company's adviser. Upon a change of control, the advisory agreement between the investment adviser and the investment company terminates. UAM's Transaction with Old Mutual will result in a change of control of UAM and its affiliated advisers and therefore requires shareholder approval of interim advisory agreements to operate from the date of the change in control until the date of the Meeting and new advisory agreements between your UAM Funds and UAM affiliated advisers effective upon the date of the Meeting. The new advisory agreements are identical in all material respects to the existing advisory agreements and each Fund's advisory fee rate will remain unchanged.

Q.What Happens If An Advisory Agreement Is Not Approved?

A. If the shareholders of any Fund do not approve an interim or a new investment advisory agreement, the respective agreement will continue in effect and the Board of Directors/Trustees will take such further action as they deem to be in the best interests of the shareholders of that Fund.

Q. What Else Am I Being Asked To Vote On?

A. In addition to voting on interim and proposed new advisory agreements, shareholders of the UAM Funds are being asked to consider the following items:

  . to elect a Board of Directors/Trustees. Each of the nominees, with the exception of James F. Orr III, the new president of UAM, currently serves on the Board of Directors/Trustees.

  . to reclassify the investment objectives of certain UAM Funds to non-fundamental.

  . to adopt standardized fundamental investment restrictions by revising or eliminating a fund's current fundamental investment restrictions.

  .to ratify the Board's selection of your funds' independent accountants.

Q. How Will The UAM/Old Mutual Transaction Affect Me?

A. UAM has assured the Board that there will be no reduction in the nature or quality of its services to the UAM Funds as a result of the Transaction, and in fact anticipates that resources devoted to the UAM Funds may be enhanced by Old Mutual's global operations, distribution, and technology that would be available to the UAM Funds as a result of the Transaction.

Q. How Does The Respective UAM Funds' Board Of Trustees/Directors Recommend That I Vote?

A. After careful consideration, each Board of the UAM Funds, including those Directors/Trustees who are not affiliated with the UAM Funds, UAM or its affiliated companies and Old Mutual and its affiliated companies, recommend that you vote FOR all of the proposals on the enclosed proxy card.

Q. Whom Do I Call For More Information Or To Place My Vote?
A. You may provide the UAM Funds with your vote via mail. If you need more information on how to vote, or if you have any questions, please call your funds' information agent at 1-877-826-5465.

 Your Vote Is Important And Will Help Avoid The Additional Expense Of Another
                                 Solicitation.

                  Thank You For Promptly Recording Your Vote.

                                   UAM Funds
                        211 Congress Street, 4th Floor
                               Boston, MA 02110
                                1-877-826-5465

                    NOTICE OF JOINT MEETING OF SHAREHOLDERS
                        TO BE HELD ON OCTOBER 27, 2000

NOTICE IS HEREBY GIVEN that a joint meeting (the "Meeting") of shareholders of each series of UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust will be held at the Wyndham Boston Hotel, Liberty Square Room, 89 Broad Street, Boston, MA 02110, at 9:00 a.m. Eastern time for the following purposes:

1. To elect a Board of Directors/Trustees.

2. To approve the proposed reclassification of the investment objective of each Fund other than Analytic International Fund, Clipper Focus Portfolio, IRA Capital Preservation Portfolio, Pell Rudman Mid-Cap Growth Portfolio and PIC Twenty Portfolio from fundamental to non-fundamental.

3. To approve the adoption of standardized fundamental investment restrictions by revising or eliminating some or all of the current fundamental investment restrictions of each Fund.

4. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors of the Funds.

5. To approve an interim investment advisory agreement for each Fund.

6. To approve a new investment advisory agreement for each Fund.

7. To transact any other business that may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on August 21, 2000, are entitled to notice of, and to vote at the Meeting or any adjournments thereof. You are invited to attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy and return it in the accompanying envelope as promptly as possible. Your vote is important no matter how many shares you own. You can vote easily and quickly by internet, by toll-free telephone, by mail, by facsimile or in person. You may change your vote even though a proxy has already been returned by written notice to the Company, by submitting a subsequent proxy using the mail, internet or telephone, or by voting in person at the meeting.

By Order of the Board of Directors of UAM Funds, Inc. and UAM Funds, Inc. II, and the Board of Trustees of UAM Funds Trust

/s/ Linda T. Gibson
Linda T. Gibson
Secretary

Boston, Massachusetts
September 15, 2000

                                   UAM Funds

                        211 Congress Street, 4th Floor
                               Boston, MA 02110
                                1-877-826-5465

                                PROXY STATEMENT
                       JOINT MEETING OF SHAREHOLDERS OF

                                UAM FUNDS, INC.
                              UAM FUNDS, INC. II
                                UAM FUND TRUST

                        TO BE HELD ON OCTOBER 27, 2000

  This proxy statement is furnished in connection with the solicitation by the respective Board of UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (each a "Company," and collectively the "Companies") for the joint meeting of shareholders of Acadian Emerging Markets Portfolio, Analytic Defensive Equity Fund, Analytic Enhanced Equity Fund, Analytic International Fund, Analytic Master Fixed Income Fund, Analytic Short-Term Government Fund, C&B Balanced Portfolio, C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors, C&B Mid Cap Equity Portfolio, Cambiar Opportunity Portfolio, Clipper Focus Portfolio, FMA Small Company Portfolio, FPA Crescent Portfolio, Heitman Real Estate Portfolio, ICM Small Company Portfolio, IRA Capital Preservation Portfolio, McKee Domestic Equity Portfolio, McKee International Equity Portfolio, McKee Small Cap Equity Portfolio, McKee U. S. Government Portfolio, MJI International Equity Portfolio, NWQ Special Equity Portfolio, Pell Rudman Mid-Cap Growth Portfolio, PIC Twenty Portfolio, Rice, Hall James Small Cap Portfolio, Rice, Hall James Small/Mid Cap Portfolio, Sirach Bond Portfolio, Sirach Equity Portfolio, Sirach Growth Portfolio, Sirach Growth II Portfolio (Hanson Equity Portfolio), Sirach Special Equity Portfolio, Sirach Strategic Balanced Portfolio, Sterling Partners' Balanced Portfolio, Sterling Partners' Equity Portfolio, Sterling Partners' Small Cap Value Portfolio, TJ Core Equity Portfolio, TS&W Equity Portfolio, TS&W Fixed Income Portfolio, TS&W International Octagon Portfolio (formerly Jacobs International Octagon Portfolio), and TS&W International Equity Portfolio (each a "Fund") to be held at the Wyndham Boston Hotel, Liberty Square Room, 89 Broad Street, Boston, MA 02110 on Friday, October 27, 2000 at 9:00 a.m. Eastern time, and all adjournments thereof (the "Meeting"). Shareholders of record at the close of business on Monday, August 21, 2000 (the "Record Date"), are entitled to notice of, and to vote at, the Meeting. This proxy statement and the accompanying notice of meeting and proxy card(s) are first being mailed to shareholders on or about September 15, 2000.

  As used in this proxy statement, each Company's board of directors or trustees is referred to as a "Board," and the term "Director" includes each trustee of UAM Funds Trust. A Director that is an interested person of the Company is referred to in this proxy statement as an "Interested Director." A Director may by an interested person of the Company because they are affiliated with one of the Company's investment advisers, United Asset Management Corporation or the Company's principal underwriter. Directors that are not interested persons of a Company are referred to in this proxy statement as "Independent Directors."

SUMMARY OF PROPOSALS REQUIRING SHAREHOLDER VOTE
-------------------------------------------------------------------------------

  The Board intends to bring before the Meeting the matters set forth in the foregoing notice. If you wish to participate in the Meeting you may submit the proxy card(s) included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly at the proxy solicitors' web site, by toll-free telephone, by mail, by facsimile or in person. At anytime before the Meeting, you may change your vote even though a proxy has already been returned by written notice to the Company, by mail, submitting a subsequent proxy, or by voting in person at the meeting. Should shareholders require additional information regarding the Proxy or replacement proxy cards, they may contact the Funds at 1-877-826-5465.

  The Funds expect that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of UAM or it affiliates, who will not receive any compensation therefore from the Funds. In addition, the Funds have engaged Shareholder Communications Corporation, a professional proxy solicitation firm, to assist in the solicitation of proxies. The costs of retaining Shareholder Communications Corporation and other expenses incurred with the solicitation of proxies and the costs of holding the Meeting will be borne by United Asset Management Corporation and/or Old Mutual plc--not the UAM Funds. Such costs are estimated to be approximately $650,000.

  As the Meeting date approaches, certain shareholders of a Fund may receive a telephone call from representatives of Shareholder Communications Corporation if their vote has not yet been received. Authorization to permit a telephone solicitor to execute proxies may be obtained by telephonically transmitted instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Directors believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

  In all cases where a telephonic proxy is solicited, the telephone solicitor will ask for each shareholder's full name, address, social security or taxpayer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned. The telephone solicitor will also confirm that the shareholder has received the Proxy Statement and proxy card in the mail. If the information provided by the shareholder agrees with the record information, the telephone solicitor will explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The telephone solicitor, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The telephone solicitor will record the shareholder's instructions on the card. Within 72 hours, the telephone solicitor will send the shareholder a letter or mailgram to confirm his or her vote and ask the shareholder to call the telephone solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

  All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. For purposes of determining the presence of a quorum, abstentions, broker non-votes or withheld votes will be counted as present; however, they will have no effect on the outcome of the vote to approve any Proposal requiring a vote based on the percentage of shares actually voted. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any Proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the Proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the Proposal is approved. Unmarked voting instructions will be voted in favor of the proposals.

  If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal, against any such adjournment.

Required Vote

  The following table summarizes those proposals, the shareholders eligible to vote on the proposals and the vote required to approve each proposal.

   Proposal                                 Shareholders
   Number      Proposal Description       Entitled to Vote       Vote Required for Approval
  -------------------------------------------------------------------------------------------
   1.         To elect Directors for  Shareholders of each     For UAM Funds Trust, each
              each Company            Company vote together    nominee must be elected by a
                                      (if a Company has        plurality of the shares voting
                                      several Funds,           at the meeting. For UAM Funds,
                                      shareholders of all      Inc., and UAM Funds, Inc. II,
                                      Funds vote together as a each nominee must be elected
                                      single class)            by a majority of the shares
                                                               voting at the meeting.
  -------------------------------------------------------------------------------------------
   2.         To reclassify the       Shareholders of each     Approval of this proposal
              investment objective    Fund (except Analytic    requires the affirmative vote
              of certain Funds from   International Fund,      of a "majority of the
              fundamental to non-     Clipper Focus, IRA       outstanding voting securities"
              fundamental             Capital Preservation,    of the Fund.*
                                      Pell Rudman Mid-Cap
                                      Growth and PIC Twenty
                                      Portfolios) will vote
                                      separately
  -------------------------------------------------------------------------------------------
   3.         To adopt standardized   Shareholders of each     Approval of this proposal
              fundamental investment  Fund will vote           requires the affirmative vote
              restrictions for each   separately               of a "majority of the
              Fund by revising or                              outstanding voting securities"
              eliminating some or                              of the Fund.*
              all of the Fund's
              current fundamental
              investment
              restrictions.
  -------------------------------------------------------------------------------------------
   4.         To ratify selection of  Shareholders of each     Approval of this proposal
              PricewaterhouseCoopers  Fund will vote           requires a majority of all
              LLP as independent      separately               votes of a Fund cast at the
              auditors of the Funds                            meeting.
---------------------------------------------------------------------------------------------

  Proposal
  Number      Proposal Description  Shareholders Entitled to Vote   Vote Required for Approval
------------------------------------------------------------------------------------------------
  5.         To approve an interim    Shareholders of each        Approval of this proposal
             investment advisory      Fund will vote              requires the affirmative vote
             agreement                separately                  of a "majority of the
                                                                  outstanding voting securities"
                                                                  of the Fund.*
------------------------------------------------------------------------------------------------
  6.         To approve a new         Shareholders of each        Approval of this proposal
             investment advisory      Fund will vote              requires the affirmative vote
             agreement                separately                  of a "majority of the
                                                                  outstanding voting securities"
                                                                  of the Fund.*

 * Under the Investment Company Act of 1940 (the "1940 Act"), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

PROPOSAL 1: ELECTION OF DIRECTORS
-------------------------------------------------------------------------------

  The purpose of this Proposal is to elect Directors for the Company. Except for James F. Orr, III, all nominees named below are currently Directors and have served in that capacity since originally elected or appointed. None of the nominees are related to any other nominee. The term of office for a Director will be until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Company. In case of a vacancy, the remaining Directors will appoint another Director. The Company will not hold a shareholder meeting for the purpose of electing Directors unless required to do so by applicable law.

  Each of the nominees has indicated that he or she is willing to serve as a Director. It is intended that the voting instructions/proxies will be voted for the election of the nominees as Directors described in the table below. However, if any or all of the nominees should unexpectedly become unavailable for election, the persons named as proxies will vote for such other nominee or nominees as the current Directors may recommend.

Nominees for the Company's Board

  The following table lists the nominees for Director and provides information regarding their age, address and business experience during the past five years. Those nominees with an asterisk (*) by their names are Interested Directors. Mr. English has a personal investment advisory relationship with Investment Counselors of Maryland, an investment adviser to one of the Funds in the UAM Funds. However, the Company does not believe that the relationship is a material business relationship, and, therefore, does not consider Mr. English to be an Interested Director, as defined in the 1940 Act. If these circumstances change, the Board will determine whether any action is required to change the composition of the Board.

                            Business Experience for      Year of Election or
       Name and Age             Past Five Years              Appointment
------------------------------------------------------------------------------
 John T. Bennett, Jr.      Mr. Bennett is President    Elected by shareholders
 RR2 Box 700               of Squam Investment         in 1986
 Center Harbor, NH 03226   Management Company, Inc.
 71                        and Great Island
                           Investment Company, Inc.
                           (investment management).
                           From 1988 to 1993, Mr.
                           Bennett was President of
                           Bennett Management
                           Company. Mr. Bennett
                           serves on the Board of
                           each Company in the UAM
                           Funds Complex.
------------------------------------------------------------------------------
 Nancy J. Dunn             Ms. Dunn has been           Appointed by Directors
 1250 24th St., NW         Financial Officer of        in 1997
 Washington, DC 20037      World Wildlife Fund
 49                        (nonprofit), since
                           January 1999. From 1991
                           to 1999, Ms. Dunn was
                           Vice President for
                           Finance and
                           Administration and
                           Treasurer of Radcliffe
                           College (Education). Ms.
                           Dunn serves on the Board
                           of each Company in the
                           UAM Funds Complex.
------------------------------------------------------------------------------
 William A. Humenuk        Mr. Humenuk has been        Elected by shareholders
 10401 N. Meridian Street, Senior Vice President       in 1986
 Suite 400                 Administration, General
 Indianapolis, IN 46209    Counsel and Secretary of
 58                        Lone Star Industries Inc.
                           (cement and ready-mix
                           concrete) since March
                           2000. From June 1998 to
                           March 2000 he was
                           Executive Vice President
                           and Chief Administrative
                           Officer of Philip
                           Services Corp. (ferrous
                           scrap processing,
                           brokerage and industrial
                           outsourcing services).
                           Mr. Humenuk was a Partner
                           in the Philadelphia
                           office of the law firm
                           Dechert Price & Rhoads
                           from July 1976 to June
                           1998. He was also
                           formerly a Director of
                           Hofler Corp.
                           (manufacturer of gear
                           grinding machines). Mr.
                           Humenuk serves on the
                           Board of each Company in
                           the UAM Funds Complex.
------------------------------------------------------------------------------
 Philip D. English         Mr. English is President    Elected by shareholders
 16 West Madison Street    and Chief Executive         in 1986
 Baltimore, MD 21201       Officer of Broventure
 52                        Company, Inc.,
                           (investment management).
                           He is also Chairman of
                           the Board of Chektec
                           Corporation (Drugs) and
                           Cyber Scientific, Inc.
                           (computer mouse company).
                           Mr. English serves on the
                           Board of each Company in
                           the UAM Funds Complex.
------------------------------------------------------------------------------

                         Business Experience for Past    Year of Election or
      Name and Age                Five Years                 Appointment
------------------------------------------------------------------------------
 James F. Orr, III*      Mr. Orr has been President,    Nominated by Directors
 One International Place Chief Executive Officer and    in 2000
 Boston, MA 02110        Director of UAM since May
 57                      2000. From 1988-1999, he was
                         Chairman and Chief Executive
                         Officer and from 1986-1988,
                         President and Chief
                         Executive Officer of UNUM
                         Corporation (Insurance);
                         prior to that, Executive
                         Vice President of
                         Connecticut Bank & Trust
                         Company (Banking). He is a
                         past Chairman of the
                         American Council of Life
                         Insurers. He is currently a
                         trustee of Bates College and
                         the Committee for Economic
                         Development. He is Chairman-
                         elect of the Board of
                         Trustees of the Rockefeller
                         Foundation. Mr. Orr is a
                         member of The Business
                         Roundtable, the Harvard
                         Center for Society, and the
                         Health Advisory Council at
                         the Harvard School of Public
                         Health. He is a director of
                         the Nashua Corporation and a
                         director of the National
                         Alliance of Business, and
                         past Chair.

--------
* Interested Director

Responsibilities of the Board

  The Board manages the business of the Company and elects officers to manage the day-to-day operations of the Company and to execute policies the Board has formulated. The Board that is proposed for shareholder voting at the Meeting is comprised of one Interested Director and four Independent Directors. The Securities and Exchange Commission (the "SEC") has recently proposed a rule that would require a majority of the Board to be Independent Directors in order for a Fund to take advantage of certain exemptive rules under the 1940 Act. On the Company's proposed board, if approved by shareholders, 80% of the Board will be Independent Directors. The Independent Directors review the fees paid to the each investment adviser and its affiliates for investment advisory services and other administrative and shareholder services, and, in general, have primary responsibility for assuring that the Company is managed in the best interests of its shareholders. The Independent Directors have been nominated solely by the current Independent Directors, a practice also favored by the SEC.

  The Directors meet several times during the year to review the investment performance of each Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. During the fiscal year ended October 31, 1999, the Directors of UAM Funds, Inc. held four regular meetings and two special meetings (including meetings of the Independent Directors of the Board). During the fiscal year ended December 31, 1999, UAM Funds, Inc. II held four regular meetings of the Board and one special meeting (including meetings of the Independent Directors of the Board). During the fiscal year ended April 30, 2000, the Directors of UAM Funds Trust held four regular meetings of the Board and two special meetings (including meetings of the Independent Directors of the Board). No member of the Board attended fewer than seventy-five percent of the Board meetings held during each Company's most recent fiscal year.

Committees

  The Board has an Audit Committee, a Fund Governance Committee and a Valuation Committee. The Board's Audit Committee is composed of all the Company's Independent Directors (Messrs. Bennett, Humenuk and English, and Ms. Dunn). The Audit Committee oversees and monitors the Company's internal control structure, its auditing function and its financial reporting process, including the resolution of any material reporting issues. The Audit Committee meets privately with each Company's independent auditors and receives annual representations from the auditors as to their independence. The Audit Committee also recommends the appointment of auditors for the Company and reviews audit plans, fees and other material arrangements concerning the appointment of auditors. The Audit Committee normally meets twice a year and met twice during each Company's most recent fiscal year.

  The Board's Fund Governance Committee is composed of all the Company's Independent Directors (Messrs. Bennett, Humenuk and English, and Ms. Dunn). The Fund Governance Committee makes nominations for independent Board membership to the full Board and Company shareholders, when necessary. The Fund Governance Committee also monitors and oversees all matters affecting governance of the Company, including review of Company policies and procedures, the composition of Board members, compensation paid to the Board members, and appropriate committees delegated by the Board. The Fund Governance Committee has been given appropriate authority and resources necessary to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Company. The Fund Governance Committee is expected to meet once a year; however, since it was newly formed in June 2000, the Fund Governance Committee has held no meetings to date.

Compensation of Directors and Officers

  The Company pays each Independent Director the following fees:

  .  A $200 quarterly retainer fee per active Fund;

  . $3,000 for each meeting of the Board other than a private meeting or telephonic meeting;

  .  $1,500 for each special meeting of the Independent Directors;

  .  $1,000 for each telephonic meeting of the Board; and

  . $1,000 per day for attending seminars, up to a maximum of three events per year.

  In addition, the Company reimburses each Independent Director for travel and other expenses incurred while attending board meetings. The $3,000 meeting fee and expense reimbursements are aggregated for all of the Directors and allocated proportionately among all Funds. The Company does not pay its Interested Directors or officers for their services as Directors or officers.

  The following table provides information on all Directors who received compensation from the Companies and the aggregate compensation received by each Director during calendar year 1999 from the UAM Funds Complex. The UAM Funds Complex is currently comprised of 49 Funds.

                                                                                              Total Compensation
                                                Aggregate Compensation                        from the UAM Funds
                         Aggregate Compensation  from UAM Funds, Inc.  Aggregate Compensation    Complex for
                          from UAM Funds, Inc.    II for Fiscal Year    from UAM Funds Trust    Calendar Year
                         for Fiscal Year Ended    Ended December 31,   for Fiscal Year Ended        Ended
Trustee                     October 31, 1999             1999              April 30, 2000     December 31, 1999
----------------------------------------------------------------------------------------------------------------
John T. Bennett, Jr.            $ 7,137                $ 4,309                $ 9,380              $ 40,500
----------------------------------------------------------------------------------------------------------------
Nancy J. Dunn                   $ 7,137                $ 4,309                $ 9,380              $ 40,500
----------------------------------------------------------------------------------------------------------------
William A. Humenuk              $ 7,137                $ 4,309                $ 9,380              $ 40,500
----------------------------------------------------------------------------------------------------------------
Philip D. English               $ 7,137                $ 4,309                $ 9,380              $ 40,500
----------------------------------------------------------------------------------------------------------------
James F. Orr, III*              $     0                $     0                $     0              $      0
----------------------------------------------------------------------------------------------------------------
Total Compensation paid
 by the Fund                    $28,548                $17,236                $37,520              $162,000

* Interested Director

Officers of the Company

                       Position
                         with
    Name and Age        Company    Principal Occupation     Year of Appointment
  ------------------------------------------------------------------------------
    James F. Orr, III* President Mr. Orr is President and          2000*
    57                           Chief Executive Officer
                                 of United Asset
                                 Management Corporation,
                                 the parent company to
                                 each investment adviser
                                 of the Funds and the
                                 administrator,
                                 distributor and sub-
                                 shareholder servicing
                                 agent of the Funds.
  ------------------------------------------------------------------------------
    Linda T. Gibson    Secretary Ms. Gibson is Senior               2000
    35                           Vice President and
                                 General Counsel of UAM
                                 Fund Services, Inc.,
                                 administrator to the
                                 Funds, and UAM Fund
                                 Distributors, Inc.,
                                 distributor for the
                                 Funds. Ms. Gibson is
                                 also Managing Director
                                 and General Counsel of
                                 UAM Investment Services,
                                 Inc.
  ------------------------------------------------------------------------------
    Gary L. French     Treasurer Mr. French is President    1995 UAM Funds, Inc.
    49                           of UAM Fund Services,      and UAM Funds Trust;
                                 Inc., administrator to     1999 UAM Funds,
                                 the Funds and President    Inc. II
                                 of UAM Fund
                                 Distributors, Inc.,
                                 distributor for the
                                 Funds, and UAM
                                 Shareholder Services
                                 Center, Inc., each
                                 Fund's sub-shareholder
                                 servicing agent.
  ------------------------------------------------------------------------------
    Theresa DelVecchio Assistant Ms. DelVecchio is                  2000
    36                 Secretary Secretary of UAM Fund
                                 Services, Inc.,
                                 administrator to the
                                 Funds, and Secretary and
                                 Compliance Officer of
                                 UAM Fund Distributors,
                                 Inc., distributor for
                                 the Funds.
  ------------------------------------------------------------------------------
    Martin J. Wolin    Assistant Mr. Wolin is Vice                  2000
    32                 Secretary President and Associate
                                 General Counsel of UAM
                                 Fund Services, Inc.,
                                 administrator to the
                                 Funds.
  ------------------------------------------------------------------------------
    Robert J.          Assistant Mr. DellaCroce is                  1999
    DellaCroce         Treasurer Director of Mutual Fund
    36                           Operations of SEI
                                 Investments, the sub-
                                 administrator for the
                                 Funds.

--------
* Mr. Orr's election as President is contingent upon his election as a Director.

          The Directors Unanimously Recommend That The Shareholders Of
                        Each Fund Vote For Each Nominee.

PROPOSAL 2 -- RECLASSIFICATION AS NON-FUNDAMENTAL OF THE INVESTMENT OBJECTIVE OF THOSE FUNDS WHOSE INVESTMENT OBJECTIVE IS CURRENTLY CLASSIFIED AS FUNDAMENTAL
-------------------------------------------------------------------------------

Reclassification Of Fundamental Investment Objectives As Non-fundamental (each Fund except Analytic International Fund, Clipper Focus Portfolio, IRA Capital Preservation Portfolio, Pell Rudman Mid-Cap Growth Portfolio and PIC Twenty Portfolio)

  The 1940 Act does not require a Fund's investment objective to be classified as "fundamental." A fundamental investment objective may be changed only by vote of a Fund's shareholders. In order to provide each Fund's investment adviser with enhanced investment management flexibility to respond to market, industry or regulatory changes, the Directors have approved the reclassification from fundamental to non-fundamental of each Fund's investment objective (except for the five Funds named above whose objective is already considered non-fundamental). If the reclassification of investment objectives is approved by shareholders, shareholders will forego the right to approve future revisions to a Fund's investment objective, and the Directors will have authority to change a non-fundamental investment objective at any time, with proper notice to shareholders.

  Exhibit A to this Proxy Statement lists each Fund's (except for the five Funds named above) current fundamental investment objective. The reclassification from fundamental to non-fundamental will not alter any Fund's investment objective. If, at any time in the future, the Directors approve a change in a Fund's non-fundamental investment objective, shareholders of such Fund will be given notice of such change prior to its implementation; however, if such a change were to occur, shareholders would not be asked to approve such change.

  If the reclassification of any Fund's investment objective from fundamental to non-fundamental is not approved by shareholders of a particular Fund, such Fund's investment objective will remain fundamental and shareholder approval (and its attendant costs and delays) will continue to be required prior to any change in investment objective.

Recommendation of Directors

  The Directors have reviewed and considered the proposed reclassification of the Funds' investment objectives from fundamental to non-fundamental, and believe that the Funds will benefit in the current regulatory environment by allowing the Directors to revise a Fund's objective without shareholder approval and oversight. The Directors believe they can discharge their responsibilities to shareholders by closely overseeing management's investment activities and ability to respond to market, industry or regulatory changes as these changes affect the Fund and its investment objective. At a meeting of the Directors held on August 4, 2000, the Directors voted to approve the reclassification of the investment objective of each Fund currently classified as fundamental to non-fundamental.

     The Directors Recommend That Shareholders Vote To Approve Proposal 2.

PROPOSAL 3 -- CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS
-------------------------------------------------------------------------------

Adoption of Standardized Investment Restrictions (Proposals 3A-3H)

  The 1940 Act requires an investment company to have adopted certain specified investment policies ("Restrictions"), which can be changed only by a shareholder vote. Those policies are often referred to as "fundamental" policies. In the past, fundamental policies were adopted by the UAM Funds to reflect regulatory, business or industry conditions that were in effect at the time the particular action was taken. However, over time many fundamental policies with respect to particular matters differ from one Fund to the next. Because of the opportunity afforded by this Meeting, the Directors have reviewed each Fund's fundamental policies with the goal of simplifying, modernizing and making consistent as far as possible the fundamental policies of all of the Funds.

  The text and a summary description of each proposed change to each Fund's fundamental restrictions are set forth below. The Fund's current fundamental investment policies are set forth in Exhibit B. If approved by the Funds' shareholders at the Meeting, the proposed changes to the Funds' fundamental restrictions will be adopted by each Fund. If the elimination of a fundamental policy is approved by shareholders, shareholders will forego the right to approve future revisions to such policy. The Funds' Statement of Additional Information will be revised to reflect those changes as soon as practicable following the Meeting. If the shareholders of a Fund fail to approve any proposed fundamental policy, the current policy (if any) will remain in effect.

  Proposal 3A. Diversification of Investments (Each Fund other than the following funds: Acadian Emerging Markets Portfolio, Clipper Focus Portfolio, McKee Domestic Equity Portfolio, McKee International Equity Portfolio, McKee U.S. Government Portfolio and PIC Twenty Portfolio). Under the current diversification policy, each Fund is currently limited, with respect to 75% of the value of its total assets, in the amount of voting securities of any one issuer it may purchase and in the amount of its assets it may invest in the securities of any one issuer. The Board recommends that the Funds' current fundamental policy on diversification be replaced with the following fundamental investment restriction:

    The Fund may not make any investment inconsistent with the Fund's classification as a diversified series of an open-end investment company under the Investment Company Act of 1940 (the "1940 Act"). This restriction does not, however, apply to any Fund classified as non-diversified series of an open-end investment company under the 1940 Act.

  The proposed diversification policy does not differ in substance from the current diversification policies, but serves to simplify the current fundamental policy. The 1940 Act currently prohibits a diversified investment company from investing more than 5% of the value of its total assets, determined at market or other fair value at the time of purchase. The 1940 Act also currently prohibits a diversified investment company from investing in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations only apply to 75% of the investment company's assets and do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The 1940 Act does not impose any investment limitations on a non-diversified investment company. However, a non-diversified investment company must comply with the diversification requirements of the Internal Revenue Code. Currently the Internal Revenue Code permits an investment company to invest 50% of its total assets in two issuers (i.e., 25% each) and, with respect to 50% of its total assets, requires the investment company to be diversified under the 5% of assets and 10% of voting securities tests described above.

  Proposal 3B. Borrowing (Each Fund). Under its current fundamental policy on borrowing, each Fund is limited in the amount of money it may borrow and the degree to which it may engage in certain investments that may be deemed to be borrowing. To simplify and modernize each Fund's current fundamental policy on borrowing and the issuance of senior securities, the Board recommends that shareholders vote to approve the following fundamental policy:

    The Fund may not borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time.

  The primary purpose of the proposed change is to standardize each Fund's current restriction and conform it to the current regulatory requirements and the evolving market environment. Under the

  1940 Act, an investment company may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed). An investment company may also borrow up to an additional 5% of its total assets for temporary purposes. The 1940 Act prohibits an investment company from purchasing securities on margin, participating in a joint trading account or effecting a short sale of any security in contravention of SEC rules, regulations or orders. The SEC has issued no rules, regulations or orders. The SEC staff, however, has taken the position that opening a margin account, which is required to effect the short sales, is a borrowing by an investment company and not from a bank, as is required by the 1940 Act. Therefore, it is proposed that each Fund preserve the right to margin, participate in joint trading accounts and engage in short sales to the extent permitted by SEC staff interpretations and subject to any guidelines adopted by the Board.

  Adoption of the proposed policy is not expected to affect materially the operation of a Fund, and the Board does not anticipate that the proposed fundamental policy will change the level of investment risk associated with an investment in the Fund. However, adoption of the proposed policies will allow the Fund to respond to legal, regulatory and market developments that may make the use of permissible borrowings and the issuance of senior securities advantageous to the Funds and their shareholders.

  Proposal 3C. Issuing of Senior Securities (Each Fund). Under its current fundamental policy on senior securities, each Fund may not issue senior securities, except to the extent that it may make permitted borrowings, mortgages or pledges or enter into options, futures or repurchase agreements. To simplify and modernize each Fund's current fundamental policy on the issuance of senior securities, the Board recommends that shareholders vote to approve the following fundamental policy:

    The Fund may not issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

  The proposed policy will also allow each Fund to issue senior securities to the full extent permitted under the 1940 Act. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally considered to be an obligation of an investment company that has a claim to the investment company's assets or earnings that takes precedence over the claims of the investment company's shareholders. The 1940 Act generally prohibits mutual funds from issuing any senior securities with limited exceptions; however, under current SEC staff interpretations, investment companies are permitted to engage in certain types of transactions that might be considered to involve the issuance of "senior securities" as long as certain conditions are satisfied. The Funds currently engage, and would engage, in transactions that could be considered to involve the issuance of "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.

  Adoption of the proposed policy is not expected to affect materially the operation of a Fund, and the Board does not anticipate that the proposed fundamental policy will change the level of investment risk associated with an investment in the Fund. However, adoption of the proposed policies will allow each Fund to respond to legal, regulatory and market developments that may make the use of permissible borrowings and the issuance of senior securities advantageous to the Funds and their shareholders.

  Proposal 3D. Underwriting (Each Fund). Under its current fundamental policy on underwriting, a Fund may not underwrite securities issued by other persons. The Board recommends that shareholders vote to replace the current fundamental policy on concentration with the following fundamental policy:

    The Fund may not underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

  The primary purpose of the Proposal is to eliminate minor differences in the wording of each Fund's current fundamental policy on underwriting to achieve uniformity with the fundamental policy of other Funds and to avoid unintended limitations or interpretations. Adoption of the proposed policy is not expected to affect materially the operation of each Fund, and the Board does not anticipate that the proposed fundamental policy will change the level of investment risk associated with an investment in the Fund.

  Proposal 3E. Industry Concentration (Each Fund other than Heitman Real Estate Portfolio). Each Funds' current policy on industry concentration prohibits the purchase of securities if it would result in more than 25% of the market value of a Fund's total assets being invested in securities of one or more issuers having their principal business activities in the same industry. The current policy does not apply to investments in U.S. Government securities. The Board recommends that current fundamental policy on investments in commodities to achieve greater uniformity among all shareholders vote to replace each Fund's current fundamental policy on industry concentration with the following fundamental policy:

    The Fund may not concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

  While the 1940 Act does not define what constitutes "concentration" in an industry, the staff of the SEC takes the position that investment of more than 25% of an investment company's assets in an industry constitutes concentration. If a Fund's fundamental policy prohibits the Fund from concentrating in an industry, the Fund may not invest more than 25% of its assets in the applicable industry unless it discloses the specific conditions under which it will change its concentration policy. Each Fund is permitted to adopt reasonable definitions of what constitutes an industry, or it may use standard classifications promulgated by the SEC, or some combination thereof. Because each Fund may create its own reasonable industry classifications, the Board believes that it is not necessary to include such matters in the fundamental policy of a Fund. Adoption of the proposed policy is not expected to affect materially the operation of each Fund, and the Board does not anticipate that the proposed fundamental policy will change the level of investment risk associated with an investment in the Fund.

  Proposal 3F. Investment in Real Estate (Each Fund). Under its current fundamental investment policy regarding investments in real estate, each Fund is limited in the extent to which it may not purchase or sell real estate. The Board recommends that the current fundamental policy of each Fund be replaced with the following fundamental investment policy:

    The Fund may not purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction (2) that the Fund may invest in, securities of issuers that deal or invest in real estate, and (3) that the Fund may purchase securities secured by real estate or interests therein.

  The proposed fundamental policy regarding investments in real estate is not materially different from the current comparable policy except that the policy has been reworded and clarified. The primary purpose of the Proposal is to eliminate minor differences in the wording of each Fund's current fundamental policy on investments in real estate to achieve greater uniformity among all of the Funds' fundamental policies with respect to investments in real estate, and to avoid unintended limitations resulting from different interpretations of a Fund's policy. Adoption of the proposed policy is not expected to affect materially the operation of each Fund, and the Board does not anticipate that the proposed fundamental policy will change the level of investment risk associated with an investment in the Fund.

  Proposal 3G. Commodities (Each Fund). Each Fund has current fundamental investment policy limiting the extent that it may invest in commodities. The Board recommends that the current fundamental policy of each Fund be replaced with the following fundamental investment policy:

    The Fund may not purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

  The proposed fundamental policy regarding investments in commodities is not materially different from the current comparable policy except that the policy has been reworded and clarified. The primary purpose of the Proposal is to eliminate minor differences in the wording of each Fund's current fundamental policy on investments in commodities to achieve greater uniformity among all of the Funds' fundamental policies with respect to investments in commodities, and to avoid unintended limitations resulting from different interpretations of a Fund's policy. Adoption of the proposed policy is not expected to affect materially the operation of each Fund, and the Board does not anticipate that the proposed fundamental policy will change the level of investment risk associated with an investment in the Fund.

  Proposal 3H. Lending (Each Fund). The current fundamental policy on loans for each Fund prohibits the making of loans, except under certain circumstances. The Board recommends that the shareholders vote to replace the Funds' current fundamental policies on loans with the following fundamental investment policy:

    The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

  The proposed policy, unlike a Fund's the current policy, does not specify the particular types of lending in which each Fund is permitted to engage; instead, the proposed policy permits each Fund to lend only in a manner and to an extent in accordance with applicable law. Subject to the receipt of any necessary regulatory approval and Board authorization, each Fund may enter into certain lending arrangements that would benefit the Fund and its shareholders. The proposed policy would provide the Funds with greater flexibility and maximize each Fund's lending capabilities, thereby allowing the Funds to respond more effectively to regulatory, industry and market developments. Adoption of the proposed policy is not expected to affect materially the operation of each Fund, and the Board does not anticipate that the proposed fundamental policy will change the level of investment risk associated with an investment in the Fund.

Elimination of Certain Fundamental Restrictions (Proposals 3I through 3Q)

  In addition to standardizing the restrictions described above, shareholders of certain Funds are being asked to eliminate certain fundamental Restrictions. Unlike a fundamental Restriction, a non-fundamental Restriction may be changed without the approval of shareholders. The majority of these fundamental policies came from state law, which, until recently, had required the Funds to adopt fundamental policies with respect to certain activities in addition to those specified in the 1940 Act. Since the blue-sky regulations have been eliminated by federal statute, the Directors propose that these policies be eliminated. The elimination of certain of the Funds' current fundamental Restrictions will enhance the Funds' ability to achieve their objectives by offering greater flexibility to respond to changed market, industry or regulatory conditions without the delay and expense of the solicitation of shareholder approval. The elimination of these policies will not materially change the manner in which the Fund is currently managed.

  Proposal 3I. Illiquid Securities (C&B Balanced Portfolio, C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors, C&B Mid Cap Equity Portfolio, FMA Small Company Portfolio, Heitman Real Estate Portfolio, ICM Small Company Portfolio, The McKee Domestic Equity Portfolio, The McKee International Equity Portfolio, The McKee Small Cap Equity Portfolio, The McKee U. S. Government Portfolio, NWQ Special Equity Portfolio, Sirach Special Equity Portfolio, The Sterling Partners' Balanced Portfolio, The Sterling Partners Equity Portfolio and The Sterling Partners' Small Cap Value Portfolio only). Under its current fundamental policy, each Fund is limited with respect to the amount it may invest in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets, including repurchase agreements having maturities of more than seven days. If the elimination of this restriction is approved by shareholders, the Board will adopt the following non-fundamental restriction: The Fund will not invest more than 15% of its net assets in illiquid securities. The Board recommends that shareholders vote to eliminate this fundamental policy because, under the 1940 Act, a fund is not required to adopt restrictions concerning illiquid securities as a fundamental policy. The Board does not anticipate that the elimination of the current fundamental policy will materially change the level of investment risk associated with an investment in these Funds. The Board also believes that elimination of this fundamental restriction and the adoption of a non-fundamental restriction will provide each Fund with greater investment flexibility and the ability to respond more effectively to legal, regulatory and market developments.

  Proposal 3J. Control or Management (C&B Balanced Portfolio, C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors, C&B Mid Cap Equity Portfolio, FMA Small Company Portfolio, ICM Small Company Portfolio, The McKee Domestic Equity Portfolio, The McKee International Equity Portfolio, The McKee Small Cap Equity Portfolio, The McKee U. S. Government Portfolio, NWQ Special Equity Portfolio, Sirach Special Equity Portfolio, The Sterling Partners' Balanced Portfolio, The Sterling Partners' Equity Portfolio, The Sterling Partners' Small Cap Value Portfolio only). Under its current fundamental policy, a Fund will not invest for the purpose of exercising control over management of any company. The Board recommends that shareholders vote to eliminate this fundamental policy because, under the 1940 Act, a fund is not required to adopt restrictions investing for purposes of exercising control over management of a company as a fundamental policy. If the elimination of this restriction is approved by shareholders, the Funds will be permitted to invest for purposes of exercising control over management of a company to the extent permitted by applicable law. The Board does not anticipate that the elimination of the current fundamental policy will materially change the manner in which the Fund is currently managed or the level of investment risk associated with an investment in these Funds. The Board also believes that elimination of this fundamental restriction will provide each Fund with greater investment flexibility and the ability to respond more effectively to legal, regulatory and market developments.

  Proposal 3K. Unseasoned Issuers (C&B Balanced Portfolio, C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors, C&B Mid Cap Equity Portfolio, FMA Small Company Portfolio, ICM Small Company Portfolio, Sirach Special Equity Portfolio, The Sterling

  Partners' Balanced Portfolio, The Sterling Partners' Equity Portfolio, The Sterling Partners' Small Cap Value Portfolio, TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio only). Under its current fundamental policy, a Fund will not invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years. The Board recommends that shareholders vote to eliminate this fundamental policy because, under the 1940 Act, a fund is not required to adopt restrictions on investments in unseasoned issuers. If the elimination of this restriction is approved by shareholders, the Funds will be permitted to invest in unseasoned issuers to the extent permitted by applicable law. The Board does not anticipate that the elimination of the current fundamental policy will materially change the manner in which the Fund is currently managed or the level of investment risk associated with an investment in these funds. The Board also believes that elimination of this fundamental restriction will provide each Fund with greater investment flexibility and the ability to respond more effectively to legal, regulatory and market developments.

  Proposal 3L. Borrowings Exceeding 5% (C&B Balanced Portfolio, C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors, C&B Mid Cap Equity Portfolio, FMA Small Company Portfolio, FPA Crescent Portfolio, ICM Small Company Portfolio, Sirach Special Equity Portfolio, The Sterling Partners' Balanced Portfolio, The Sterling Partners' Equity Portfolio, The Sterling Partners' Small Cap Value Portfolio, TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio only). Under its current fundamental policy, a Fund will not purchase additional securities when borrowings exceed 5% of total assets. The Board recommends that shareholders vote to eliminate this fundamental policy because, under the 1940 Act, an investment company is not required to adopt restrictions on borrowings other than what is described above. If the elimination of this restriction is approved by shareholders, Funds will comply with the borrowing restriction outlined in Proposal 3B. The Board does not anticipate that the elimination of the current fundamental policy will materially change the manner in which the Fund is currently managed or the level of investment risk associated with an investment in these Funds. The Board also believes that elimination of this fundamental restriction will provide each Fund with greater investment flexibility and the ability to respond more effectively to legal, regulatory and market developments.

  Proposal 3M. Pledging (C&B Balanced Portfolio, C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors, C&B Mid Cap Equity Portfolio, FMA Small Company Portfolio, FPA Crescent Portfolio, ICM Small Company Portfolio, Sirach Special Equity Portfolio, The Sterling Partners' Balanced Portfolio, The Sterling Partners' Equity Portfolio, The Sterling Partners' Small Cap Value Portfolio, TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio only). Under its current fundamental policy, a Fund will not pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value. The Board recommends that shareholders vote to eliminate this fundamental policy because, under the 1940 Act, an investment company is not required to adopt restrictions on pledging, other than what is described in Proposal 3B concerning borrowing. If the elimination of this restriction is approved by shareholders, each Fund will comply with the borrowing restrictions outlined in Proposal 3B. The Board does not anticipate that the elimination of the current fundamental policy will materially change manner in which the Fund is currently managed or the level of investment risk associated with an investment in these Funds. The Board also believes that elimination of this fundamental restriction will provide each Fund with greater investment flexibility and the ability to respond more effectively to legal, regulatory and market developments.

  Proposal 3N. Margin Purchases and Short Sales (C&B Balanced Portfolio, C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors, C&B Mid Cap Equity Portfolio, FMA Small Company Portfolio, FPA Crescent Portfolio, ICM Small Company Portfolio, The McKee

  Domestic Equity Portfolio, The McKee International Equity Portfolio, The McKee Small Cap Equity Portfolio, The McKee U. S. Government Portfolio, NWQ Special Equity Portfolio, Sirach Special Equity Portfolio, The Sterling Partners' Balanced Portfolio, The Sterling Partners' Equity Portfolio, and The Sterling Partners' Small Cap Value Portfolio only). Under its current fundamental policy, a Fund will not purchase on margin or sell short, except as specified above. Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. Selling a security short involves an investor sale of a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan. The Board recommends that shareholders vote to eliminate this fundamental policy because, under the 1940 Act, an investment company is not required to adopt restrictions on margin as a fundamental policy. If the elimination of this restriction is approved by shareholders, each Fund will be permitted to engage in margin purchases and short sales to the extent permitted by SEC staff interpretations and subject to guidelines adopted by the Board. The Board does not anticipate that the elimination of the current fundamental policy will materially change manner in which the Fund is currently managed or the level of investment risk associated with an investment in these Funds. The Board also believes that elimination of this fundamental restriction will provide each Fund with greater investment flexibility and the ability to respond more effectively to legal, regulatory and market developments.

  Proposal 3O. Directors' Ownership of Shares (C&B Balanced Portfolio, C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors, C&B Mid Cap Equity Portfolio, FMA Small Company Portfolio, ICM Small Company Portfolio, The McKee Domestic Equity Portfolio, The McKee International Equity Portfolio, The McKee Small Cap Equity Portfolio, The McKee U. S. Government Portfolio, NWQ Special Equity Portfolio, Sirach Special Equity Portfolio, The Sterling Partners' Balanced Portfolio, The Sterling Partners' Equity Portfolio, and The Sterling Partners' Small Cap Value Portfolio only). Under its current fundamental policy, a Fund will not purchase or retain securities of an issuer if those officers and Directors or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities. The Board recommends that shareholders vote to eliminate this fundamental policy because, under the 1940 Act, an investment company is not required to adopt restrictions on the amount of securities a Director may own of an issuer. If the elimination of this restriction is approved by shareholders, the Directors will be permitted to own shares of issuers to the extent permitted by applicable law. The Board does not anticipate that the elimination of the current fundamental policy will materially change manner in which the Fund is currently managed or the level of investment risk associated with an investment in these Funds. The Board also believes that elimination of this fundamental restriction will provide each Fund with greater investment flexibility and the ability to respond more effectively to legal, regulatory and market developments.

  Proposal 3P. Interests In Oil, Gas or Other Mineral Exploration or Development Programs (C&B Balanced Portfolio, C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors, C&B Mid Cap Equity Portfolio, FMA Small Company Portfolio, ICM Small Company Portfolio, The McKee Domestic Equity Portfolio, The McKee International Equity Portfolio, The McKee Small Cap Equity Portfolio, The McKee U. S. Government Portfolio, NWQ Special Equity Portfolio, The Sterling Partners' Balanced Portfolio, The Sterling Partners' Equity Portfolio and The Sterling Partners' Small Cap Value Portfolio only). Under its current fundamental policy, a Fund will not write or acquire options or interests in oil, gas or other mineral exploration or development programs. The Board recommends that shareholders vote to eliminate this fundamental policy because, under the 1940 Act, an investment company is not required to adopt restrictions on the degree to which an investment company can purchase interests in oil, gas or other mineral exploration or development programs. If the elimination of this restriction is approved by shareholders, the Funds will be permitted to write or acquire options or interests in oil, gas or other mineral exploration or development programs to the extent permitted by applicable law. The Board does not anticipate that the elimination of the current fundamental policy will materially change the manner in which the Fund is currently managed or the level of investment risk associated with an investment in these Funds. The Board also believes that elimination of this fundamental restriction will provide each Fund with greater investment flexibility and the ability to respond more effectively to legal, regulatory and market developments.

  Proposal 3Q. Futures and Options (C&B Balanced Portfolio, C&B Equity Portfolio, C&B Equity Portfolio for Taxable Investors and C&B Mid Cap Equity Portfolio only). Under its current fundamental policy, a Fund will not invest in stock or bond futures and/or options on futures unless not more than 20% of the Fund's assets are invested in stock or bond futures and options. The Board recommends that shareholders vote to eliminate this fundamental policy because, under the 1940 Act, an investment company is not required to adopt restrictions on the degree to which an investment company can invest in futures and options. If the elimination of this restriction is approved by shareholders, the Funds will be permitted to invest in futures and options on futures to the extent permitted by applicable law. The Board does not anticipate that the elimination of the current fundamental policy will materially change the manner in which the Fund is currently managed or the level of investment risk associated with an investment in these Funds. The Board also believes that elimination of this fundamental restriction will provide each Fund with greater investment flexibility and the ability to respond more effectively to legal, regulatory and market developments.

Recommendation of Directors

  The Directors have reviewed the potential benefits associated with the proposals to (i) standardize the Funds' fundamental Restrictions (Proposals 3A through 3H) and (ii) eliminate certain of the Funds' fundamental Restrictions (Proposals 3I through 3Q). The Board had concurred with management and believes that simplifying the Funds' fundamental restrictions will enhance management's ability to manage the Funds' assets more efficiently in changing regulatory and investment environments, and permit management and the Board to review and monitor investment policies more easily. In addition, the proposed changes to the fundamental investment restrictions of the Funds will assist the Funds in making required regulatory filings in a more efficient and cost-effective manner. The proposed changes in fundamental restrictions will allow each Fund greater investment flexibility to respond to future investment opportunities. The Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with an investment in each Fund.

  The Directors voted to approve each of these Proposals at a meeting held for that purpose on August 4, 2000.

  The Directors Unanimously Recommend that Shareholders of Each Fund Vote to
                           Approve Proposals 3A-3Q.

PROPOSAL 4: RATIFICATION INDEPENDENT AUDITORS
-------------------------------------------------------------------------------

  The Directors, including a majority of the Independent Directors, have selected PricewaterhouseCoopers LLP to act as independent auditors for each of the Funds for each Fund's current fiscal year. In its capacity as independent auditors, PricewaterhouseCoopers LLP currently performs a variety of functions, including signing or certifying any financial statements to be filed with the SEC or any state. PricewaterhouseCoopers LLP are independent auditors and have advised the Funds that they have no direct financial interest or material indirect financial interest in the Funds. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire.

  The Directors including a majority of the Independent Directors, recommend to Shareholders of the UAM Funds that they ratify the Boards selection of PricewaterhouseCoopers as the Funds' independent auditors.

  The Directors Unanimously Recommend that Shareholders of Each Fund Vote to
                              Approve Proposal 4.

PROPOSAL 5 AND PROPOSAL 6: APPROVAL OF INTERIM INVESTMENT ADVISORY AGREEMENT AND NEW INVESTMENT ADVISORY AGREEMENT
-------------------------------------------------------------------------------

Introduction

  On June 16, 2000, Old Mutual plc, a public limited company based in the United Kingdom, ("Old Mutual"), OM Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Old Mutual ("OMAC") and United Asset Management Corporation, the parent company of each investment adviser to the Funds, the distributor and the administrator to the Funds, ("UAM") entered into an Agreement and Plan of Merger (the "Agreement") for Old Mutual to acquire UAM for $25 per share ("Offer Price") in cash (subject to possible downward adjustment, as described below) through a tender offer and merger (the "Transaction"). The transaction values the equity of UAM at approximately $1.46 billion.

  The price to be paid in the Transaction is subject to downward adjustment in the event that UAM's revenues from assets under management, excluding the effects of market movements, decline below a specified level prior to the consummation of the offer. The Transaction is subject to a number of conditions, including (but not limited to): (i) tender by holders of a majority of UAM's outstanding shares; (ii) the absence of any legal restraint or prohibition preventing the Transaction; (iii) expiration of any waiting period required by antitrust laws; and (iv) approval of the Transaction by fund and non-fund clients representing specified percentages of UAM. The Agreement provides that, subject to the satisfaction or waiver of certain conditions, following completion of the tender offer, OMAC will be merged with and into UAM and each UAM share outstanding (other than certain dissenting shareholders) will be converted into the right to receive the tender offer price, as adjusted, or any greater amount per share paid pursuant to the tender offer. Each of the conditions may be waived in whole or in part in connection with the consummation of the Transaction. The Transaction is expected to close prior to the end of 2000, although there is no assurance that it will be consummated. As of the Record Date, Mr. Norton Reamer, President and a Director of the Company, indirectly or directly owned 2,108,735 shares of UAM valued at $51,790,531.60.

  Old Mutual plc is a United Kingdom-based financial services group with a substantial life assurance business in South Africa and other southern African countries and an integrated, international portfolio of activities in asset management, banking and general insurance. UAM has approximately $188 billion in assets under management in institutional and individual private accounts and mutual funds. The acquisition of UAM will increase Old Mutual's assets under management to approximately $275 billion.

  Upon approval of the Agreement by UAM's Board of Directors, all options to purchase Shares granted to employees and directors of UAM vested. The Agreement provides that, except as otherwise agreed by Old Mutual and the option holder, all such options that are outstanding immediately before the effective time of the transaction will be canceled in exchange for a cash payment by UAM equal to the number of Shares subject to the option times the excess, if any, of the Offer Price over the exercise price per-Share of the option, less applicable withholding taxes. Currently, Mr. Orr, a nominee for election as a Director of the Company, holds options (with an exercise price of $18.56 per share) representing 1,000,000 shares of UAM, which will result in payments of approximately $6.44 million at the closing of the Transaction.

  The Transaction will constitute a "change of control" for purposes of the change-of-control employment agreements that UAM has entered into with certain senior officers of UAM, including Mr. Orr. The agreements provide generally that the officer's terms and conditions of employment (including position, location, compensation and benefits) will not be adversely changed during the two-year period after the change of control. If UAM terminates the executive's employment (other than for cause, death or disability), or (in certain circumstances) the officer terminates his or her employment for any reason during the 30-day period following the first anniversary of the change of control, the officer is generally entitled to receive a multiple of the officer's annual base salary and annual bonus and UAM contributions made to the officer's defined contribution plan accounts for the most recent plan year, and continued welfare benefits for a number of years equal to the same multiple. The multiple for Mr. Orr is three. In addition, the agreements provide that certain officers are entitled to receive payment in an amount sufficient to make the officers whole for any excise tax excess parachute payments imposed under Section 4999 of the Internal Revenue Code of 1986, as amended, provided such parachute payments exceed 110% of the maximum amount that could be paid without incurring any excise tax on the excess parachute payment, in which case the parachute payments would be reduced to prevent the imposition of the excise tax. Certain agreements provide for a reduction in payments if necessary to prevent imposition of the excise tax. All amounts payable to Mr. Orr pursuant to the agreements described above are expected to be paid in full upon the change in control. In addition, under the deferred compensation plan and the stock option deferral plan, all benefits became immediately payable upon approval of the Agreement by UAM's Board of Directors.

  Consummation of the Transaction would constitute an "assignment," as that term is defined in the 1940 Act, of each Fund's current Investment Advisory Agreement. As required by the 1940 Act, each Fund's current Investment Advisory Agreement automatically terminates in the event of its assignment. In anticipation of the Transaction, the Board has proposed continuation of the advisory services under a new investment advisory agreement between each Fund and its current investment adviser for approval by shareholders of each Fund. The Board has also approved continuation of the advisory services until the closing of the Transaction under an interim advisory agreement between each Fund and its current investment adviser for approval by shareholders of each Fund. Compensation earned by an investment adviser under an interim investment advisory agreement is held in an interest-bearing escrow account pending shareholder approval of a new investment advisory agreement for a period of up to 150 days from the termination of the current investment advisory agreement. If shareholders approve the proposed investment advisory agreements, the amount held in the escrow account, plus interest, will be paid to the investment adviser. If shareholders do not approve the proposed investment advisory agreement, the investment adviser will be paid the lesser of the costs incurred in performing its services under the interim agreement or the total amount in the escrow account, plus interest earned. Forms of the interim investment advisory agreement and new investment advisory agreement are attached to this proxy statement as

  Exhibits C and D, respectively. The new investment advisory agreement will be identical in all material respects to the Fund's the current investment advisory agreement. In addition, each Fund's advisory fee rate will remain unchanged.

Special Information for Shareholders of Sirach Growth II Portfolio

  On August 4, 2000, the Directors, including a majority of the Independent Directors, approved a change in adviser for the Sirach Growth II Portfolio from Hanson Investment Management Company ("Hanson") to Sirach Capital Management Company, Inc. ("Sirach"). Since that meeting, Sirach has been serving as the Fund's investment adviser on the same terms as Hanson was serving pursuant to an interim investment advisory agreement. At the Meeting, shareholders of the Fund will be asked to approve the interim investment advisory agreement with Sirach and a new advisory agreement with Sirach. Hanson and Sirach are both affiliates of UAM. In addition, all of the investment professionals currently employed by Hanson, including those responsible for the day-to-day management of the Sirach Growth II Portfolio, are also currently employees of Sirach. Consequently, the change in adviser is not expected to result in any change in the actual investment management services, administrative functions, supervisory responsibilities or fee arrangements for the Fund. UAM proposed this change to the Board as part of its effort to consolidate the investment advisory operations of Hanson into those of Sirach. Sirach has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals since 1970.

Special Information for Shareholders of MJI International Equity Portfolio

  On August 1, 2000 it was reported in the news media that Old Mutual plans to sell Murray Johnstone International, Ltd., the investment adviser for the MJI International Equity Portfolio, upon consummation of the Transaction. While the press release indicates that a number of parties have expressed an interest in buying Murray Johnstone, the Company is currently not aware of any agreement between Old Mutual and a third party to sell to Murray Johnstone. The Fund will, however, notify its shareholders should such an agreement be reached.

Section 15(f) of the 1940 Act

  Section 15(f) of the 1940 Act provides that a manager or investment adviser (such as the investment advisers to the Funds) to a registered investment company, and the affiliates of such adviser (such as UAM), may receive any amount or benefit in connection with a sale of any interest in such manager or investment adviser which results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors or trustees of the investment company cannot be "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act) of the new investment adviser or its predecessor, and (2) no "unfair burden" (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

  Consistent with the first condition of Section 15(f), Old Mutual and UAM have agreed in the Agreement that, for a period of three years after the Closing, they will not take or recommend any action that would cause more than 25% of the Directors to be interested persons of the entity acting as each Fund's investment adviser.

  With respect to the second condition of Section 15(f), an unfair burden on an investment company is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the manager or investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

  In the Agreement, Old Mutual and UAM have agreed not to take or recommend any action that would constitute an unfair burden on any Fund within the meaning of Section 15(f). In this regard, UAM and its affiliates have agreed to maintain the maximum expense ratio disclosed in the current prospectus of each Fund for a period of two years from the date of the consummation of the Transaction, consistent with and subject to the existing conditions of any voluntary fee waivers unrelated to the Transaction.

Description of the Investment Advisory Agreements

  Pursuant to each Fund's proposed investment advisory agreement, each Fund's current investment adviser will continue to act as its investment adviser.

  Each Fund's current and proposed investment advisory agreement requires the investment adviser to

  .  Manage the investment and reinvestment of the Fund's assets;

  . Continuously review, supervise and administer the investment program of the Fund; and

  . Determine what portion of the Fund's assets will be invested in securities and what portion will consist of cash.

  Each investment adviser is also required to render regular reports to the Fund's officers and Board concerning the adviser's discharge of its responsibilities.

  The current and proposed investment advisory agreements also authorize the investment adviser to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and directs the adviser to use its best efforts to obtain the best available price and most favorable execution. Subject to policies established by the Board, the adviser may also effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the adviser's overall responsibilities with respect to the Fund.

  The current and the proposed investment advisory agreement of each Fund obligates the adviser to discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies and limitations set forth in the Fund's prospectus and applicable laws and regulations. Under the terms of the current investment advisory agreements, each adviser has agreed to render its services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

  Each Fund's current and proposed investment advisory agreement, except as stated below, provides that the Fund's investment adviser shall have no liabilities in connection with rendering services thereunder, other than liabilities resulting from the adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. Each current investment advisory agreement also provides that each Fund will indemnify its investment adviser against liabilities, losses and expenses incurred in connection with all liabilities, except those stated above and liabilities involving breach of the adviser's fiduciary duties in respect of receipt of compensation for its services.

  Each current investment advisory agreement was approved at the Fund's inception by the Fund's initial shareholders. Exhibit E lists the following information for each Fund's investment adviser:

  . The date of the contract and the date on which it was last approved by Directors;

  .  The rate of compensation of the investment adviser;

  . Information on other similar investment companies advised by the adviser; and

  . The name, address and principal occupation of the principal executive officer and each director or general partner of the investment adviser.

Recommendation of Directors

  On August 4, 2000, representatives of UAM advised the Independent Directors that UAM had entered into the Transaction Agreement. At that time, representatives of UAM described the general terms of the proposed Transaction and the perceived benefits for the UAM organization and for its investment advisory clients. The Independent Directors discussed the transaction with representatives of UAM. They were assisted in their review of this information by their independent legal counsel. UAM has advised the Independent Directors that that it did not expect that the proposed Transactions to have an immediate material effect on the operations of the Funds or their shareholders. UAM has also advised the Independent Directors that the Transaction Agreement, by its terms, does not contemplate any changes in the structure or operations of the Funds.

  On August 4, 2000, the Board, including a majority of the Independent Directors, voted to approve the Interim Investment Advisory Agreements and the New Investment Advisory Agreements and to recommend their approval to shareholders.

  The Directors Unanimously Recommend That Shareholders Of Each Fund Vote To
                      Approve Proposal 5 And Proposal 6.

ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

  UAM Fund Services, Inc. is each Fund's administrator, UAM Shareholder Services Center, Inc. is each Fund's sub-shareholder servicing agent and UAM Fund Distributors, Inc. is each Fund's principal underwriter. UAM Fund Services, Inc., UAM Shareholder Services Center, Inc. and UAM Fund Distributors, Inc. are affiliates of United Asset Management Corporation. UAM Fund Services, Inc. and UAM Fund Distributors, Inc. are located at 211 Congress Street, 4th Floor, Boston, Massachusetts 02110 and UAM Shareholder Services, Inc. is located at 825 Duportail Road, Wayne, Pennsylvania 19087. Exhibit F lists the following information:

  . Fees paid to UAM Funds Services, Inc. during each Fund's last fiscal year for services rendered as administrator;

  . Fees paid to UAM Shareholder Services Center, Inc. during each Fund's last fiscal year for services rendered as sub-shareholder servicing agent;

  . Fees paid to each Fund's investment adviser without waivers during the Fund's last fiscal year;

  . Fees paid to each Fund's investment adviser with waivers during the Fund's last fiscal year; and

  .  Each Fund's net assets on August 21, 2000.

  The Funds do not pay UAM Fund Distributors, Inc. for its services as principal underwriter to the Funds.

Payment of Expenses

  United Asset Management Corporation or its affiliated companies will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all solicitations, including telephone or internet voting.

Beneficial Ownership of Shares

  Exhibit G contains information about the beneficial ownership by shareholders of five percent or more of each Fund's outstanding Shares as of August 21, 2000. On that date, the existing nominees and officers of the Funds, together as a group, "beneficially owned" less than one percent of each Fund's outstanding Shares.

  Exhibit H contains information on the total number of outstanding shares of each Fund as of August 21, 2000.

  The term "beneficial ownership" is as defined under Section 13(d) of the Securities and Exchange Act of 1934. The information as to beneficial ownership is based on statements furnished to each Fund by the existing Directors and officers of the Company, and/or on the records of Company's transfer agent.

Annual and Semi-Annual Reports to Shareholders

  For a free copy of each Fund's most recent annual report (and most recent semi-annual report succeeding the annual report, if any) shareholders of the Fund may call 1-877-826-5465 or write to the UAM Funds at PO Box 219081, Kansas City, MO 64121.

Other Business

  The Board does not intend to present any other business at the Meeting. Other matters will be considered if notice is given within a reasonable amount of time prior to the meeting. If any other matter may properly come before the meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters. Any shareholder wishing to present a proposal at a future meeting of shareholders of a Fund will be required to submit such proposal in writing so that it is received by the Fund at least 120 days before the date of the meeting. No annual or other special meeting is currently scheduled for a Fund. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the meeting since inclusion and presentation are subject to compliance with certain federal regulations.

The Directors, Including the Independent Directors, Recommend Approval of each
  Proposal. Any Unmarked Proxies without Instructions to the Contrary will be
                 Voted in Favor of Approval of the Proposals.

   EXHIBIT A -- FUNDAMENTAL INVESTMENT OBJECTIVES OF CERTAIN OF THE UAM FUNDS
                 PROPOSED TO BE RECLASSIFIED AS NON-FUNDAMENTAL

              Name of Fund                       Investment Objective
-------------------------------------------------------------------------------
  Acadian Emerging Markets Portfolio   Seeks long term capital appreciation by
                                       investing primarily in common stocks of
                                       emerging country issuers.
-------------------------------------------------------------------------------
  Analytic Enhanced Equity Fund        Seeks above average-average total
                                       returns through investments in equity
                                       securities.
-------------------------------------------------------------------------------
  Analytic Defensive Equity Fund       Seeks to obtain a greater long-term
                                       total return and smaller fluctuations in
                                       quarterly total return from a
                                       diversified, hedged common stock fund
                                       than would be realized from the same
                                       fund unhedged.
-------------------------------------------------------------------------------
  Analytic Master Fixed Income Fund    Seeks above average total returns
                                       through investments in a diversified
                                       bond fund consisting primarily of U.S.
                                       government, corporate, and mortgage-
                                       related fixed income securities.
-------------------------------------------------------------------------------
  Analytic Short-Term Government Fund  Seeks to provide a high level of income consistent with both low fluctuations in
                                       market value and low credit risk.
-------------------------------------------------------------------------------
  C&B Balanced Portfolio               Seeks maximum long-term total return
                                       with minimal risk to principal by
                                       investing in a combined portfolio of
                                       common stocks which have a consistency
                                       and predictability in their earnings
                                       growth and investment grade debt
                                       securities.
-------------------------------------------------------------------------------
  C&B Equity Portfolio                 Seeks maximum long-term total return
                                       with minimal risk to principal by
                                       investing in common stocks which have a
                                       consistency and predictability in their
                                       earnings growth.
-------------------------------------------------------------------------------
  C&B Equity Portfolio for Taxable     Seeks maximum long-term, after-tax total
  Investors                            return, consistent with minimizing risk
                                       to principal.
-------------------------------------------------------------------------------
  C&B Mid Cap Equity Portfolio         Seeks maximum long-term total return,
                                       consistent with minimizing risk to
                                       principal.
-------------------------------------------------------------------------------
  Cambiar Opportunity Portfolio        Seeks capital growth and preservation by
                                       investing primarily in common stocks.
                                       The portfolio seeks to provide above-
                                       average performance in both rising and
                                       falling market periods by investing in
                                       stocks that have limited downside and
                                       with positive upside potential.
-------------------------------------------------------------------------------
  FMA Small Company Portfolio          Seeks maximum, long-term total return,
                                       consistent with reasonable risk to
                                       principal, by investing in common stocks
                                       of smaller companies in terms of
                                       revenues and/or market capitalization.
-------------------------------------------------------------------------------
  FPA Crescent Portfolio               Seeks to provide, through a combination
                                       of income and capital appreciation, a
                                       total return consistent with reasonable
                                       investment risk.
-------------------------------------------------------------------------------
  Heitman Real Estate Portfolio        Seeks high total return consistent with
                                       reasonable risk by investing primarily
                                       in equity securities of public companies
                                       principally engaged in the real estate
                                       business.

              Name of Fund                       Investment Objective
-------------------------------------------------------------------------------
  ICM Small Company Portfolio          Seeks maximum, long-term total return
                                       consistent with reasonable risk to
                                       principal, by investing primarily in
                                       common stocks of smaller companies
                                       measured in terms of revenues and assets
                                       and, more importantly, in terms of
                                       market capitalization.
-------------------------------------------------------------------------------
  McKee Domestic Equity Portfolio      Seeks a superior long-term total return
                                       over a market cycle by investing
                                       primarily in equity securities of U.S.
                                       issuers.
-------------------------------------------------------------------------------
  McKee International Equity Portfolio Seeks a superior long-term total return over a market cycle by investing
                                       primarily in the equity securities of
                                       non-U.S. issuers.
-------------------------------------------------------------------------------
  McKee Small Cap Equity Portfolio     Seeks a superior long-term total return
                                       by investing primarily in the equity
                                       securities of small companies.
-------------------------------------------------------------------------------
  McKee U.S. Government Portfolio      Seeks a high level of current income
                                       consistent with preservation of capital
                                       by investing primarily in U.S. Treasury
                                       and Government agency securities.
-------------------------------------------------------------------------------
  MJI International Equity Portfolio   Seeks to maximize total return,
                                       including both capital appreciation and
                                       current income, by investing primarily
                                       in the common stocks of companies based
                                       outside of the United States.
-------------------------------------------------------------------------------
  NWQ Special Equity Portfolio         Seeks long-term capital appreciation by
                                       investing primarily in the common stock
                                       and other equity securities of
                                       companies, which in the adviser's
                                       opinion, are undervalued at the time of
                                       purchase and offer the potential for
                                       above-average appreciation.
-------------------------------------------------------------------------------
  RHJ Small Cap Portfolio              Seeks maximum capital appreciation,
                                       consistent with reasonable risk to
                                       principal by investing primarily in
                                       small market capitalization companies.
-------------------------------------------------------------------------------
  RHJ Small/Mid Cap Portfolio          Seeks maximum capital appreciation,
                                       consistent with reasonable risk to
                                       principal by investing primarily in
                                       small/mid market capitalization
                                       (small/mid cap) companies.
-------------------------------------------------------------------------------
  Sirach Bond Portfolio                Seeks to achieve above-average total
                                       return, consistent with reasonable risk
                                       to principal, by investing primarily in
                                       dollar-denominated, investment-grade
                                       fixed-income securities.
-------------------------------------------------------------------------------
  Sirach Equity Portfolio              Seeks to provide long-term capital
                                       growth, consistent with reasonable risk
                                       to principal, by investing, under normal
                                       circumstances, at least 90% of its total
                                       assets in common stocks of companies
                                       that offer long-term growth potential.
-------------------------------------------------------------------------------
  Sirach Growth Portfolio              Seeks to provide long-term capital
                                       growth, consistent with reasonable risk
                                       to principal, by investing primarily in
                                       common stocks of companies that offer
                                       long-term growth potential.

              Name of Fund                       Investment Objective
-------------------------------------------------------------------------------
  Sirach Growth II Portfolio           Seeks maximum long-term total return,
                                       consistent with reasonable risk to
                                       principal, by investing in a diversified
                                       portfolio of equity securities,
                                       primarily the common stocks of large,
                                       United States--based companies with
                                       outstanding financial characteristics
                                       and strong growth prospects that can be
                                       purchased at reasonable valuations.
-------------------------------------------------------------------------------
  Sirach Special Equity Portfolio      Seeks to provide maximum long-term
                                       growth of capital, consistent with
                                       reasonable risk to principal, by
                                       investing in small to medium capitalized
                                       companies with particularly attractive
                                       financial characteristics.
-------------------------------------------------------------------------------
  Sirach Strategic Balanced Portfolio  Seeks to provide long-term capital growth, consistent with reasonable risk
                                       to principal, by investing in a
                                       diversified portfolio of common stocks
                                       and fixed income securities.
-------------------------------------------------------------------------------
  Sterling Partners' Balanced          Seeks to provide maximum long-term
  Portfolio                            return consistent with reasonable risk
                                       to principal, by investing in a balanced
                                       portfolio of common stocks and fixed-
                                       income securities.
-------------------------------------------------------------------------------
  Sterling Partners' Equity Portfolio  Seeks to provide maximum long-term total return consistent with reasonable risk
                                       to principal, by investing primarily in
                                       common stocks.
-------------------------------------------------------------------------------
  Sterling Partners' Small Cap Value   Seeks to provide maximum long-term total
  Portfolio                            return consistent with reasonable risk
                                       to principal by investing primarily in
                                       equity securities of smaller companies,
                                       in terms of market capitalization.
-------------------------------------------------------------------------------
  TJ Core Equity Portfolio             Seeks maximum total return consistent
                                       with reasonable risk to principal by
                                       investing in the common stock of quality
                                       companies with lower valuations in
                                       sectors of the economy exhibiting
                                       strong, or improving, relative
                                       performance.
-------------------------------------------------------------------------------
  TS&W Equity Portfolio                Seeks maximum long-term total return
                                       consistent with reasonable risk to
                                       principal, by investing in a diversified
                                       portfolio of common stocks of relatively
                                       large companies.
-------------------------------------------------------------------------------
  TS&W Fixed Income Portfolio          Seeks maximum long-term total return
                                       consistent with reasonable risk to
                                       principal, by investing primarily in
                                       investment grade debt securities of
                                       varying maturities.
-------------------------------------------------------------------------------
  TS&W International Equity Portfolio  Seeks maximum long-term total return consistent with reasonable risk to
                                       principal, by investing in a diversified
                                       portfolio of common stocks of primarily
                                       non-United States (U.S.) issuers on a
                                       worldwide basis.
-------------------------------------------------------------------------------
  TS&W International Octagon Portfolio Seeks to provide long-term capital
   (formerly, Jacobs International     appreciation by investing in equity
   Octagon Portfolio)                  securities of companies in developed and
                                       emerging markets.

             EXHIBIT B--CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                     INDEX

UAM FUND                                                                 PAGE B-
--------                                                                 -------
Acadian Emerging Markets Portfolio......................................     2
Analytic Defensive Equity Fund..........................................     5
Analytic Enhanced Equity Fund...........................................     8
Analytic International Fund.............................................    11
Analytic Master Fixed Income Fund.......................................     8
Analytic Short-Term Government Fund.....................................     8
Cambiar Opportunity Portfolio...........................................    14
C&B Balanced Portfolio..................................................    17
C&B Equity Portfolio....................................................    17
C&B Equity Portfolio for Taxable Investors..............................    17
C&B Mid Cap Equity Portfolio............................................    17
Clipper Focus Portfolio.................................................    21
FMA Small Company Portfolio.............................................    23
FPA Crescent Portfolio..................................................    27
Heitman Real Estate Portfolio...........................................    31
ICM Small Company Portfolio.............................................    35
IRA Capital Preservation Portfolio......................................    11
MJI International Equity Portfolio......................................    39
McKee Domestic Equity Portfolio.........................................    42
McKee International Equity Portfolio....................................    42
McKee Small Cap Equity Portfolio........................................    46
McKee U. S. Government Portfolio........................................    42
NWQ Special Equity Portfolio............................................    46
Pell Rudman Mid-Cap Growth Portfolio....................................    50
PIC Twenty Portfolio....................................................    53
Rice, Hall James Small Cap Portfolio....................................    56
Rice, Hall James Small/Mid Cap Portfolio................................    56
Sirach Bond Portfolio...................................................    59
Sirach Equity Portfolio.................................................    59
Sirach Growth Portfolio.................................................    59
Sirach Growth II Portfolio..............................................    62
Sirach Special Equity Portfolio.........................................    65
Sirach Strategic Balanced Portfolio.....................................    59
Sterling Partners' Balanced Portfolio...................................    69
Sterling Partners' Equity Portfolio.....................................    69
Sterling Partners' Small Cap Value Portfolio............................    73
TJ Core Equity Portfolio................................................    77
TS&W Equity Portfolio...................................................    80
TS&W Fixed Income Portfolio.............................................    80
TS&W International Equity Portfolio.....................................    84
TS&W International Octagon Portfolio....................................    88

The tables below describe each Fund's current fundamental investment Restrictions and their proposed replacements or elimination.

ACADIAN EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

                        Current Fundamental Investment      Proposed Fundamental Investment
        Topic                    Restrictions                        Restrictions
--------------------------------------------------------------------------------------------
  Diversification of  The Fund is a non-diversified       None
  Investments         investment company and, therefore,
                      does not have a fundamental
                      Restriction concerning
                      diversification.
--------------------------------------------------------------------------------------------
  Borrowing           The Fund will not borrow, except    The Fund may not borrow money,
                      from banks and as a temporary       except to the extent permitted by
                      measure for extraordinary or        applicable law, as amended and
                      emergency purposes and then, in no  interpreted or modified from time event, in excess of 33 1/3% of the  to time by any regulatory
                      Fund's gross assets valued at the   authority having jurisdiction and
                      lower of market or cost.            the guidelines set forth in the
                                                          Fund's prospectus and statement of
                                                          additional information as they may
                                                          be amended from time to time.

                                                          Note:  Under the 1940 Act, a fund
                                                          may borrow from banks (as defined
                                                          in the 1940 Act) or enter into
                                                          reverse repurchase agreements, in
                                                          amounts up to 33 1/3% of its total
                                                          assets (including the amount
                                                          borrowed). The fund may also
                                                          borrow up to an additional 5% of
                                                          its total assets for temporary
                                                          purposes. The 1940 Act prohibits
                                                          an investment company from
                                                          purchasing securities on margin,
                                                          participating in a joint trading
                                                          account or effecting a short sale
                                                          of any security in contravention
                                                          of SEC rules, regulations or
                                                          orders. The SEC has issued no
                                                          rules, regulations or orders. The
                                                          SEC staff, however, has taken the
                                                          position that opening a margin
                                                          account, which is required to
                                                          effect the short sales, is a
                                                          borrowing by an investment company
                                                          and not from a bank, as is
                                                          required by the 1940 Act.
                                                          Therefore, it is proposed that the
                                                          fund preserve the right to margin,
                                                          participate in joint trading
                                                          accounts and engage in short sales
                                                          to the extent permitted by SEC
                                                          staff interpretations and subject
                                                          to any guidelines adopted by the
                                                          Board.
--------------------------------------------------------------------------------------------
  Issuing of Senior   The Fund will not issue senior      The Fund may not issue senior
  Securities          securities, as defined in the 1940  securities, except to the extent
                      Act, except that this restriction   permitted by applicable law, as
                      shall not be deemed to prohibit     amended and interpreted or
                      the Fund from (1) making any        modified from time to time by any
                      permitted borrowings, mortgages or  regulatory authority having
                      pledges, or (2) entering into       jurisdiction.
                      options, futures or repurchase
                      transactions.
                                                          Note:  Section 18(f) of the 1940
                                                          Act limits the ability of mutual
                                                          funds to issue or sell any senior
                                                          security. Generally, a senior
                                                          security means any bond,
                                                          debenture, note or similar
                                                          obligation or instrument
                                                          evidencing indebtedness. The SEC
                                                          has interpreted

                             Current Fundamental Investment      Proposed Fundamental Investment
           Topic                      Restrictions                        Restrictions
-------------------------------------------------------------------------------------------------
  Issuing of Senior                                            Section 18 also to include any
  Securities--(continued)                                      instrument that creates a risk of
                                                               leverage. Under current SEC
                                                               interpretations, however, a fund
                                                               may engage in certain leveraged
                                                               transactions if it covers the
                                                               transaction by segregating an
                                                               appropriate amount of liquid
                                                               assets. The following is a list of
                                                               permissible transactions for which
                                                               the SEC requires the establishment
                                                               of a segregated account:
                                                               purchasing securities on a when-
                                                               issued basis (also known as firm
                                                               commitments); selling (writing) of
                                                               put and call options; futures
                                                               contracts; buying and selling
                                                               options on future contracts;
                                                               forward foreign currency exchange
                                                               transactions; reverse repurchase
                                                               agreements; short sales, except
                                                               short sales against the box.
-------------------------------------------------------------------------------------------------
  Underwriting             The Fund will not underwrite the    The Fund may not underwrite
                           securities of other issuers.        securities of other issuers,
                                                               except insofar as the Fund may
                                                               technically be deemed to be an
                                                               underwriter under the Securities
                                                               Act of 1933 in connection with the
                                                               purchase or sale of its portfolio
                                                               securities.
-------------------------------------------------------------------------------------------------
  Industry Concentration   The Fund will not invest more than  The Fund may not concentrate its
                           25% of its total assets in          investments in the securities of
                           companies within a single           one or more issuers conducting
                           industry; however, there are no     their principal business
                           limitations on investments made in  activities in the same industry
                           instruments issued or guaranteed    (other than securities issued or
                           by the U.S. government and its      guaranteed by the U.S. government
                           agencies when the Fund adopts a     or its agencies or
                           temporary defensive position.       instrumentalities).

                                                               Note:  The 1940 Act currently
                                                               defines concentration as investing
                                                               more than 25% of a fund's total
                                                               assets, taken at market value, in
                                                               the securities of issuers
                                                               primarily engaged in any
                                                               particular industry (other than
                                                               securities issued or guaranteed by
                                                               the U.S. Government or its
                                                               agencies or instrumentalities.
-------------------------------------------------------------------------------------------------
  Investment in Real       The Fund will not purchase or sell  The Fund may not purchase or sell
  Estate                   real estate, although it may        real estate, except (1) to the
                           purchase and sell securities of     extent permitted by applicable
                           companies which deal in real        law, as amended and interpreted or
                           estate and may purchase and sell    modified from time to time by any
                           securities which are secured by     regulatory authority having
                           interests in real estate.           jurisdiction (2) that the Fund may
                                                               invest in, securities of issuers
                                                               that deal or invest in real
                                                               estate, and (3) that the Fund may
                                                               purchase securities secured by
                                                               real estate or interests therein.
-------------------------------------------------------------------------------------------------
  Commodities              The Fund will not invest in         The Fund may not purchase or sell
                           physical commodities or contracts   commodities or contracts on
                           on physical commodities.            commodities except that the Fund
                                                               may engage in financial futures
                                                               contracts and related options and
                                                               currency contracts and related
                                                               options and

                              Current Fundamental Investment      Proposed Fundamental Investment
           Topic                       Restrictions                        Restrictions
--------------------------------------------------------------------------------------------------
  Commodities--(continued)                                      may otherwise do so in accordance
                                                                with applicable law and without
                                                                registering as a commodity pool
                                                                operator under the Commodity
                                                                Exchange Act.
--------------------------------------------------------------------------------------------------
  Lending                   The Fund will not make loans        The Fund may not make loans to
                            except by purchasing debt           other persons, except that the
                            securities in accordance with its   Fund may lend its portfolio
                            investment objective and policies   securities in accordance with
                            or entering into repurchase         applicable law, as amended and
                            agreements, or by lending its       interpreted or modified from time
                            portfolio securities to banks,      to time by any regulatory
                            brokers, dealers and other          authority having jurisdiction and
                            financial institutions so long as   the guidelines set forth in the
                            the loans are not inconsistent      Fund's prospectus and statement of
                            with the 1940 Act or the rules and  additional information as they may
                            regulations or interpretations of   be amended from time to time. The
                            the SEC.                            acquisition of investment
                                                                securities or other investment
                                                                instruments shall not be deemed to
                                                                be the making of a loan.

                                                                Note:  Under SEC policy, a Fund
                                                                may lend its portfolio securities
                                                                to registered broker-dealers or
                                                                other institutional investors.
                                                                However, these loans may not
                                                                exceed 33 1/3% of the Fund's total
                                                                assets taken at market value. In
                                                                addition, the Fund must receive at
                                                                least 100% collateral.
--------------------------------------------------------------------------------------------------

ANALYTIC DEFENSIVE EQUITY FUND
--------------------------------------------------------------------------------

                        Current Fundamental Investment      Proposed Fundamental Investment
        Topic                    Restrictions                        Restrictions
--------------------------------------------------------------------------------------------
  Diversification of  The Fund may not purchase more      The Fund may not make any
  Investments         than 10% of the voting securities   investment inconsistent with the
                      of any one issuer or purchase       Fund's classification as a
                      securities of any one issuer if,    diversified series of an open-end
                      at the time of purchase, more than  investment company under the
                      5% of its total assets will be      Investment Company Act of 1940
                      invested in that issuer except up   (the "1940 Act"). This restriction
                      to 25% of its assets may be         does not, however, apply to any
                      invested without regard to these    Fund classified as non-diversified
                      limits. For purposes of this        series of an open-end investment
                      investment limitation, the term     company under the 1940
                      "issuer" does not include           Act.
                      obligations issued or guaranteed
                      by the U.S. government, its         Note:  The 1940 Act currently
                      agencies or instrumentalities and   prohibits a diversified fund from
                      repurchase agreements               investing more than 5% of the
                      collateralized by such              value of its total assets,
                      obligations.                        determined at market or other fair
                                                          value at the time of purchase. The
                                                          1940 Act also currently prohibits
                                                          diversified funds from investing
                                                          in more than 10% of the
                                                          outstanding voting securities of
                                                          any one issuer, determined at the
                                                          time of purchase. These
                                                          limitations only apply to 75% of
                                                          the fund's assets and do not apply
                                                          to investment in securities issued
                                                          or guaranteed by the
                                                          U.S. Government or its agencies or
                                                          instrumentalities. The 1940 Act
                                                          does not impose any investment
                                                          limitations on a non-diversified
                                                          fund. However, non-diversified
                                                          funds must comply with the
                                                          diversification requirements of
                                                          the Internal Revenue Code.
                                                          Currently, the Internal Revenue
                                                          Code permits a fund to invest 50%
                                                          of its total assets in to issuers
                                                          (i.e., 25% each) and, with respect
                                                          to 50% of its total assets,
                                                          requires the fund to be
                                                          diversified under the 5% of assets
                                                          and 10% of voting security tests
                                                          described above.
--------------------------------------------------------------------------------------------
  Borrowing           The Fund may not borrow money       The Fund may not borrow money,
                      (other than pursuant to reverse     except to the extent permitted by
                      repurchase agreements) except for   applicable law, as amended and
                      temporary or emergency purposes     interpreted or modified from time
                      and then only in amounts up to 10%  to time by any regulatory of its total assets. The temporary  authority having jurisdiction and
                      borrowing will include, for         the guidelines set forth in the
                      example, borrowing to facilitate    Fund's prospectus and statement of
                      the orderly sale of portfolio       additional information as they may
                      securities to accommodate           be amended from time to
                      substantial redemption requests if  time.       .
                      they should occur, to facilitate
                      the settlement of securities        Note:  Under the 1940 Act, a fund
                      transactions, and is not for        may borrow from banks (as defined
                      investment purposes. All            in the 1940 Act) or enter into
                      borrowings in excess of 5% of the   reverse repurchase agreements, in
                      Fund's total assets will be repaid  amounts up to 33 1/3 % of its
                      before making additional            total assets (including the amount
                      investments. The foregoing          borrowed). The fund may also
                      percentages will apply at the time  borrow up to an additional 5% of
                      of each purchase of a security.     its total assets for temporary
                                                          purposes. The 1940 Act prohibits
                                                          an investment company from
                                                          purchasing

                            Current Fundamental Investment      Proposed Fundamental Investment
          Topic                      Restrictions                        Restrictions
------------------------------------------------------------------------------------------------
  Borrowing--(continued)                                      securities on margin,
                                                              participating in a joint trading
                                                              account or effecting a short sale
                                                              of any security in contravention
                                                              of SEC rules, regulations or
                                                              orders. The SEC has issued no
                                                              rules, regulations or orders. The
                                                              SEC staff, however, has taken the
                                                              position that opening a margin
                                                              account, which is required to
                                                              effect the short sales, is a
                                                              borrowing by an investment company
                                                              and not from a bank, as is
                                                              required by the 1940 Act.
                                                              Therefore, it is proposed that the
                                                              fund preserve the right to margin,
                                                              participate in joint trading
                                                              accounts and engage in short sales
                                                              to the extent permitted by SEC
                                                              staff interpretations and subject
                                                              to any guidelines adopted by the
                                                              Board.
------------------------------------------------------------------------------------------------
  Issuing of Senior       The Fund may not issue senior       The Fund may not issue senior
  Securities              securities (as defined in the 1940  securities, except to the extent
                          Act) except as permitted in         permitted by applicable law, as
                          connection with the Fund's          amended and interpreted or
                          policies on borrowing and           modified from time to time by any
                          pledging, or as permitted by rule,  regulatory authority having
                          regulation or order of the SEC.     jurisdiction.

                                                              Note:  Section 18(f) of the 1940
                                                              Act limits the ability of mutual
                                                              funds to issue or sell any senior
                                                              security. Generally, a senior
                                                              security means any bond, debenture
                                                              , note or similar obligation or
                                                              instrument evidencing
                                                              indebtedness. The SEC has
                                                              interpreted Section 18 also to
                                                              include any instrument that
                                                              creates a risk of leverage. Under
                                                              current SEC interpretations,
                                                              however, a fund may engage in
                                                              certain leveraged transactions if
                                                              it covers the transaction by
                                                              segregating an appropriate amount
                                                              of liquid assets. The following is
                                                              a list of permissible transactions
                                                              for which the SEC requires the
                                                              establishment of a segregated
                                                              account: purchasing securities on
                                                              a when-issued basis (also known as
                                                              firm commitments); selling
                                                              (writing) of put and call options;
                                                              futures contracts; buying and
                                                              selling options on future
                                                              contracts; forward foreign
                                                              currency exchange transactions;
                                                              reverse repurchase agreements;
                                                              short sales, except short sales
                                                              against the box.
------------------------------------------------------------------------------------------------
  Underwriting            The Fund may not Act as an          The Fund may not underwrite
                          underwriter of securities of other  securities of other issuers,
                          issuers, except as it may be        except insofar as the Fund may
                          deemed to be an underwriter under   technically be deemed to be an
                          the 1933 Act in connection with     underwriter under the Securities
                          the purchase and sale of portfolio  Act of 1933 in connection with the
                          securities.                         purchase or sale of its portfolio
                                                              securities.
------------------------------------------------------------------------------------------------
  Industry Concentration  The Fund may not invest 25% or      The Fund may not concentrate its
                          more of its total assets at the     investments in the securities of
                          time of purchase in securities of   one or more issuers conducting
                          issuers (other than obligations     their principal business

                              Current Fundamental Investment      Proposed Fundamental Investment
           Topic                       Restrictions                        Restrictions
--------------------------------------------------------------------------------------------------
  Industry Concentration--  issued or guaranteed by the U.S.    activities in the same industry
  (continued)               government, its agencies or         (other than securities issued or
                            instrumentalities and repurchase    guaranteed by the U.S. government
                            agreements collateralized by such   or its agencies or
                            obligations) whose principal        instrumentalities).
                            business activities are in the
                            same industry. For purposes of      Note:  The 1940 Act currently
                            this investment limitation, state   defines concentration as investing
                            and municipal governments and       more than 25% of a fund's total
                            their agencies and authorities are  assets, taken at market value, in
                            not deemed to be industries;        the securities of issuers
                            utility companies will be divided   primarily engaged in any
                            according to their services (e.g.,  particular industry (other than
                            gas, gas transmission, electric,    securities issued or guaranteed by
                            electric and gas, and telephone),   the U. S. Government or its
                            and financial service companies     agencies or instrumentalities.
                            will be classified according to
                            end use of their service (e.g.,
                            automobile finance, bank finance,
                            and diversified finance).
--------------------------------------------------------------------------------------------------
  Investment in Real        The Fund may not purchase or sell   The Fund may not purchase or sell
  Estate                    real estate, or real estate         real estate, except (1) to the
                            partnership interests, except that  extent permitted by applicable
                            this limitation shall not prevent   law, as amended and interpreted or
                            the Fund from investing directly    modified from time to time by any
                            or indirectly in readily            regulatory authority having
                            marketable securities of issuers    jurisdiction (2) that the Fund may
                            which can invest in real estate,    invest in, securities of issuers
                            institutions that issue mortgages,  that deal or invest in real
                            or real estate investment trusts    estate, and (3) that the Fund may
                            which deal with real estate or      purchase securities secured by
                            interests therein.                  real estate or interests therein.
--------------------------------------------------------------------------------------------------
  Commodities               The Fund may not purchase or sell   The Fund may not purchase or sell
                            commodities or commodity            commodities or contracts on
                            contracts, except that the Fund,    commodities except that the Fund
                            in accordance with its investment   may engage in financial futures
                            objective and policies, may: (i)    contracts and related options and
                            invest in readily marketable        currency contracts and related
                            securities of issuers which invest  options and may otherwise do so in
                            or engage in such activities; and   accordance with applicable law and
                            (ii) enter into forward contracts,  without registering as a commodity
                            futures contracts and options       pool operator under the Commodity
                            thereon.                            Exchange Act.
--------------------------------------------------------------------------------------------------
  Lending                   The Fund may not make loans except  The Fund may not make loans to
                            that the Fund, in accordance with   other persons, except that the
                            its investment objective and        Fund may lend its portfolio
                            policies, may (i) purchase debt     securities in accordance with
                            obligations, (ii) enter into        applicable law, as amended and
                            repurchase agreements and (iii)     interpreted or modified from time
                            lend its portfolio securities.      to time by any regulatory
                                                                authority having jurisdiction and
                                                                the guidelines set forth in the
                                                                Fund's prospectus and statement of
                                                                additional information as they may
                                                                be amended from time to time. The
                                                                acquisition of investment
                                                                securities or other investment
                                                                instruments shall not be deemed to
                                                                be the making of a loan.

                                                                Note:  Under SEC policy, a Fund
                                                                may lend its portfolio securities
                                                                to registered broker-dealers or
                                                                other institutional investors.
                                                                However, these loans may not
                                                                exceed 33 1/3% of the Fund's total
                                                                assets taken at market value. In
                                                                addition, the Fund must receive at
                                                                least 100% collateral.
--------------------------------------------------------------------------------------------------

ANALYTIC ENHANCED EQUITY FUND
ANALYTIC MASTER FIXED INCOME FUND
ANALYTIC SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

                        Current Fundamental Investment      Proposed Fundamental Investment
        Topic                    Restrictions                        Restrictions
--------------------------------------------------------------------------------------------
  Diversification of  The Fund will not purchase more     The Fund may not make any
  Investments         than 10% of the voting securities   investment inconsistent with the
                      of any one issuer or purchase       Fund's classification as a
                      securities of any one issuer if,    diversified series of an open-end
                      at the time of purchase, more than  investment company under the
                      5% of its total assets will be      Investment Company Act of 1940
                      invested in that issuer except up   (the "1940 Act"). This restriction
                      to 25% of its assets may be         does not, however, apply to any
                      invested without regard to these    Fund classified as non-diversified
                      limits. For purposes of this        series of an open-end investment
                      investment limitation, the term     company under the 1940 Act.
                      "issuer" does not include
                      obligations
                      issued or guaranteed by the U.S.
                      government, its agencies or         Note:  The 1940 Act currently
                      instrumentalities and repurchase    prohibits a diversified fund from
                      agreements collateralized by such   investing more than 5% of the
                      obligations.                        value of its total assets,
                                                          determined at market or other fair
                                                          value at the time of purchase. The
                                                          1940 Act also currently prohibits
                                                          diversified funds from investing
                                                          in more than 10% of the
                                                          outstanding voting securities of
                                                          any one issuer, determined at the
                                                          time of purchase. These
                                                          limitations only apply to 75% of
                                                          the fund's assets and do not apply
                                                          to investment in securities issued
                                                          or guaranteed by the
                                                          U.S. Government or its agencies or
                                                          instrumentalities. The 1940 Act
                                                          does not impose any investment
                                                          limitations on a non-diversified
                                                          fund. However, non-diversified
                                                          funds must comply with the
                                                          diversification requirements of
                                                          the Internal Revenue Code.
                                                          Currently, the Internal Revenue
                                                          Code permits a fund to invest 50%
                                                          of its total assets in to issuers
                                                          (i.e., 25% each) and, with respect
                                                          to 50% of its total assets,
                                                          requires the fund to be
                                                          diversified under the 5% of assets
                                                          and 10% of voting security tests
                                                          described above.
--------------------------------------------------------------------------------------------
  Borrowing           The Fund may not borrow money       The Fund may not borrow money,
                      (other than pursuant to reverse     except to the extent permitted by
                      repurchase agreements) except for   applicable law, as amended and
                      temporary or emergency purposes     interpreted or modified from time
                      and then only in amounts up to 15%  to time by any regulatory of its total assets. The temporary  authority having jurisdiction and
                      borrowing will include, for         the guidelines set forth in the
                      example, borrowing to facilitate    Fund's prospectus and statement of
                      the orderly sale of portfolio       additional information as they may
                      securities to accommodate           be amended from time to
                      substantial redemption requests if  time.
                      they should occur, to facilitate
                      the settlement of securities        Note:  Under the 1940 Act, a fund
                      transactions, and is not for        may borrow from banks (as defined
                      investment purposes. All            in the 1940 Act) or enter into
                      borrowings in excess of 5% of the   reverse repurchase agreements, in
                      Fund's total assets will be repaid  amounts up to 331/3 % of its total
                      before making additional            assets (including the amount
                      investments. The foregoing          borrowed). The fund may also
                      percentages will apply at the time  borrow up to an additional of each purchase of a security.

                            Current Fundamental Investment      Proposed Fundamental Investment
          Topic                      Restrictions                        Restrictions
------------------------------------------------------------------------------------------------
  Borrowing--(continued)                                      5% of its total assets for
                                                              temporary purposes. The 1940 Act
                                                              prohibits an investment company
                                                              from purchasing securities on
                                                              margin, participating in a joint
                                                              trading account or effecting a
                                                              short sale of any security in
                                                              contravention of SEC rules,
                                                              regulations or orders. The SEC has
                                                              issued no rules, regulations or
                                                              orders. The SEC staff, however,
                                                              has taken the position that
                                                              opening a margin account, which is
                                                              required to effect the short
                                                              sales, is a borrowing by an
                                                              investment company and not from a
                                                              bank, as is required by the 1940
                                                              Act. Therefore, it is proposed
                                                              that the fund preserve the right
                                                              to margin, participate in joint
                                                              trading accounts and engage in
                                                              short sales to the extent
                                                              permitted by SEC staff
                                                              interpretations and subject to any
                                                              guidelines adopted by the Board.
------------------------------------------------------------------------------------------------
  Issuing of Senior       The Fund may not issue senior       The Fund may not issue senior
  Securities              securities (as defined in the 1940  securities, except to the extent
                          Act) except as permitted in         permitted by applicable law, as
                          connection with the Fund's          amended and interpreted or
                          policies on borrowing and           modified from time to time by any
                          pledging, or as permitted by rule,  regulatory authority having
                          regulation or order of the SEC.     jurisdiction

                                                              Note:  Section 18(f) of the 1940
                                                              Act limits the ability of mutual
                                                              funds to issue or sell any senior
                                                              security. Generally, a senior
                                                              security means any bond,
                                                              debenture, note or similar
                                                              obligation or instrument
                                                              evidencing indebtedness. The SEC
                                                              has interpreted Section 18 also to
                                                              include any instrument that
                                                              creates a risk of leverage. Under
                                                              current SEC interpretations,
                                                              however, a fund may engage in
                                                              certain leveraged transactions if
                                                              it covers the transaction by
                                                              segregating an appropriate amount
                                                              of liquid assets. The following is
                                                              a list of permissible transactions
                                                              for which the SEC requires the
                                                              establishment of a segregated
                                                              account: purchasing securities on
                                                              a when-issued basis (also known as
                                                              firm commitments); selling
                                                              (writing) of put and call options;
                                                              futures contracts; buying and
                                                              selling options on future
                                                              contracts; forward foreign
                                                              currency exchange transactions;
                                                              reverse repurchase agreements;
                                                              short sales, except short sales
                                                              against the box.
------------------------------------------------------------------------------------------------
  Underwriting            The Fund may not act as an          The Fund may not underwrite
                          underwriter of securities of other  securities of other issuers,
                          issuers, except as it may be        except insofar as the Fund may
                          deemed to be an underwriter under   technically be deemed to be an
                          the 1933 Act in connection with     underwriter under the Securities
                          the purchase and sale of portfolio  Act of 1933 in connection with the
                          securities.                         purchase or sale of its portfolio
                                                              securities.
------------------------------------------------------------------------------------------------

                            Current Fundamental Investment      Proposed Fundamental Investment
          Topic                      Restrictions                        Restrictions
------------------------------------------------------------------------------------------------
  Industry Concentration  The Fund may not invest 25% or      The Fund may not concentrate its
                          more of its total assets at the     investments in the securities of
                          time of purchase in securities of   one or more issuers conducting
                          issuers (other than obligations     their principal business
                          issued or guaranteed by the U.S.    activities in the same industry
                          government, its agencies or         (other than securities issued or
                          instrumentalities and repurchase    guaranteed by the U.S. government
                          agreements collateralized by such   or its agencies or
                          obligations) whose principal        instrumentalities).
                          business activities are in the
                          same industry. For purposes of      Note: The 1940 Act currently
                          this investment limitation, state   defines concentration as investing
                          and municipal governments and       more than 25% of a fund's total
                          their agencies and authorities are  assets, taken at market value, in
                          not deemed to be industries;        the securities of issuers
                          utility companies will be divided   primarily engaged in any
                          according to their services (e.g.,  particular industry (other than
                          gas, gas transmission, electric,    securities issued or guaranteed by
                          electric and gas, and telephone),   the U. S. Government or its
                          and financial service companies     agencies or instrumentalities.
                          will be classified according to
                          end use of their service (e.g.,
                          automobile finance, bank finance,
                          and diversified finance).
------------------------------------------------------------------------------------------------
  Investment in Real      The Fund may not purchase or sell   The Fund may not purchase or sell
  Estate                  real estate, or real estate         real estate, except (1) to the
                          partnership interests, except that  extent permitted by applicable
                          this limitation shall not prevent   law, as amended and interpreted or
                          the Fund from investing directly    modified from time to time by any
                          or indirectly in readily            regulatory authority having
                          marketable securities of issuers    jurisdiction (2) that the Fund may
                          which can invest in real estate,    invest in, securities of issuers
                          institutions that issue mortgages,  that deal or invest in real
                          or real estate investment trusts    estate, and (3) that the Fund may
                          which deal with real estate or      purchase securities secured by
                          interests therein.                  real estate or interests therein.
------------------------------------------------------------------------------------------------
  Commodities             The Fund may not purchase or sell   The Fund may not purchase or sell
                          commodities or commodity            commodities or contracts on
                          contracts, except that the          commodities except that the Fund
                          portfolio, in accordance with its   may engage in financial futures
                          investment objective and policies,  contracts and related options and
                          may: (i) invest in readily          currency contracts and related
                          marketable securities of issuers    options and may otherwise do so in
                          which invest or engage in such      accordance with applicable law and
                          activities; and (ii) enter into     without registering as a commodity
                          forward contracts, futures          pool operator under the Commodity
                          contracts and options thereon.      Exchange Act.
------------------------------------------------------------------------------------------------
  Lending                 The Fund may not make loans except  The Fund may not make loans to
                          that the Fund, in accordance with   other persons, except that the
                          its investment objective and        Fund may lend its portfolio
                          policies, may (i) purchase debt     securities in accordance with
                          obligations, (ii) enter into        applicable law, as amended and
                          repurchase agreements and (iii)     interpreted or modified from time
                          lend its portfolio securities.      to time by any regulatory
                                                              authority having jurisdiction and
                                                              the guidelines set forth in the
                                                              Fund's prospectus and statement of
                                                              additional information as they may
                                                              be amended from time to time. The
                                                              acquisition of investment
                                                              securities or other investment
                                                              instruments shall not be deemed to
                                                              be the making of a loan.
                                                              Note:  Under SEC policy, a Fund
                                                              may lend its portfolio securities
                                                              to registered broker-dealers or
                                                              other institutional investors.
                                                              However, these loans may not
                                                              exceed 33 1/3% of the Fund's total
                                                              assets taken at market value. In
                                                              addition, the Fund must receive at
                                                              least 100% collateral.
------------------------------------------------------------------------------------------------

ANALYTIC INTERNATIONAL FUND
IRA CAPITAL PRESERVATION PORTFOLIO
--------------------------------------------------------------------------------

                        Current Fundamental Investment      Proposed Fundamental Investment
        Topic                    Restrictions                        Restrictions
--------------------------------------------------------------------------------------------
  Diversification of  The Fund will not make any          The Fund may not make any
  Investments         investment that is inconsistent     investment inconsistent with the
                      with its classification as a        Fund's classification as a
                      diversified investment management   diversified series of an open-end
                      company under the 1940 Act.         investment company under the
                                                          Investment Company Act of 1940
                                                          (the "1940 Act"). This restriction
                                                          does not, however, apply to any
                                                          Fund classified as non-diversified
                                                          series of an open-end investment
                                                          company under the 1940
                                                          Act.

                                                          Note:  The 1940 Act currently
                                                          prohibits a diversified fund from
                                                          investing more than 5% of the
                                                          value of its total assets,
                                                          determined at market or other fair
                                                          value at the time of purchase. The
                                                          1940 Act also currently prohibits
                                                          diversified funds from investing
                                                          in more than 10% of the
                                                          outstanding voting securities of
                                                          any one issuer, determined at the
                                                          time of purchase. These
                                                          limitations only apply to 75% of
                                                          the fund's assets and do not apply
                                                          to investment in securities issued
                                                          or guaranteed by the U.S.
                                                          Government or its agencies or
                                                          instrumentalities. The 1940 Act
                                                          does not impose any investment
                                                          limitations on a non-diversified
                                                          fund. However, non-diversified
                                                          funds must comply with the
                                                          diversification requirements of
                                                          the Internal Revenue Code.
                                                          Currently, the Internal Revenue
                                                          Code permits a fund to invest 50%
                                                          of its total assets in to issuers
                                                          (i.e., 25% each) and, with respect
                                                          to 50% of its total assets,
                                                          requires the fund to be
                                                          diversified under the 5% of assets
                                                          and 10% of voting security tests
                                                          described above.
--------------------------------------------------------------------------------------------
  Borrowing           The Fund will not borrow money,     The Fund may not borrow money,
                      except to the extent permitted by   except to the extent permitted by
                      applicable law and the guidelines   applicable law, as amended and
                      set forth in the Fund's prospectus  interpreted or modified from time
                      and statement of additional         to time by any regulatory
                      information, as they may be         authority having jurisdiction and
                      amended from time to time.          statement of additional
                                                          information as they may be amended
                                                          from time to time.

                                                          Note:  Under the 1940 Act, a fund
                                                          may borrow from banks (as defined
                                                          in the 1940 Act) or enter into
                                                          reverse repurchase agreements, in
                                                          amounts up to 33 1/3% of its total
                                                          assets (including the amount
                                                          borrowed). The fund may also
                                                          borrow up to an additional 5% of
                                                          its total assets for temporary
                                                          purposes. The 1940 Act prohibits
                                                          an investment company from
                                                          purchasing

                            Current Fundamental Investment      Proposed Fundamental Investment
          Topic                      Restrictions                        Restrictions
------------------------------------------------------------------------------------------------
  Borrowing--(continued)                                      securities on margin,
                                                              participating in a joint trading
                                                              account or effecting a short sale
                                                              of any security in contravention
                                                              of SEC rules, regulations or
                                                              orders. The SEC has issued no
                                                              rules, regulations or orders. The
                                                              SEC staff, however, has taken the
                                                              position that opening a margin
                                                              account, which is required to
                                                              effect the short sales, is a
                                                              borrowing by an investment company
                                                              and not from a bank, as is
                                                              required by the 1940 Act.
                                                              Therefore, it is proposed that the
                                                              fund preserve the right to margin,
                                                              participate in joint trading
                                                              accounts and engage in short sales
                                                              to the extent permitted by SEC
                                                              staff interpretations and subject
                                                              to any guidelines adopted by the
                                                              Board.
------------------------------------------------------------------------------------------------
  Issuing of Senior       The Fund will not issue senior      The Fund may not issue senior
  Securities              securities, except as permitted by  securities, except to the extent
                          the 1940 Act.                       permitted by applicable law, as
                                                              amended and interpreted or
                                                              modified from time to time by any
                                                              regulatory authority having
                                                              jurisdiction.

                                                              Note:  Section 18(f) of the 1940
                                                              Act limits the ability of mutual
                                                              funds to issue or sell any senior
                                                              security. Generally, a senior
                                                              security means any bond,
                                                              debenture, note or similar
                                                              obligation or instrument
                                                              evidencing indebtedness. The SEC
                                                              has interpreted Section 18 also to
                                                              include any instrument that
                                                              creates a risk of leverage. Under
                                                              current SEC interpretations,
                                                              however, a fund may engage in
                                                              certain leveraged transactions if
                                                              it covers the transaction by
                                                              segregating an appropriate amount
                                                              of liquid assets. The following is
                                                              a list of permissible transactions
                                                              for which the SEC requires the
                                                              establishment of a segregated
                                                              account: purchasing securities on
                                                              a when-issued basis (also known as
                                                              firm commitments); selling
                                                              (writing) of put and call options;
                                                              futures contracts; buying and
                                                              selling options on future
                                                              contracts; forward foreign
                                                              currency exchange transactions;
                                                              reverse repurchase agreements;
                                                              short sales, except short sales
                                                              against the box.
------------------------------------------------------------------------------------------------
  Underwriting            The Fund will not underwrite the    The Fund may not underwrite
                          securities of other issuers.        securities of other issuers,
                                                              except insofar as the Fund may
                                                              technically be deemed to be an
                                                              underwriter under the Securities
                                                              Act of 1933 in connection with the
                                                              purchase or sale of its portfolio
                                                              securities.
------------------------------------------------------------------------------------------------
  Industry Concentration  The Fund will not concentrate its   The Fund may not concentrate its
                          investments in securities of        investments in the securities of
                          issuers primarily engaged in any    one or more issuers conducting
                          particular industry (other          their principal business

                              Current Fundamental Investment      Proposed Fundamental Investment
           Topic                       Restrictions                        Restrictions
--------------------------------------------------------------------------------------------------
  Industry Concentration--  than securities issued or           activities in the same industry
  (continued)               guaranteed by the United States     (other than securities issued or
                            government or its agencies or       guaranteed by the U.S. government
                            instrumentalities or when the Fund  or its agencies or
                            adopts a temporary defensive        instrumentalities).
                            position).
                                                                Note:  The 1940 Act currently
                                                                defines concentration as investing
                                                                more than 25% of a fund's total
                                                                assets, taken at market value, in
                                                                the securities of issuers
                                                                primarily engaged in any
                                                                particular industry (other than
                                                                securities issued or guaranteed by
                                                                the U. S. Government or its
                                                                agencies or instrumentalities.
--------------------------------------------------------------------------------------------------
  Investment in Real        The Fund will not purchase or sell  The Fund may not purchase or sell
  Estate                    real estate or real estate limited  real estate, except (1) to the
                            partnerships, although it may       extent permitted by applicable
                            purchase and sell securities of     law, as amended and interpreted or
                            companies which deal in real        modified from time to time by any
                            estate and may purchase and sell    regulatory authority having
                            securities which are secured by     jurisdiction (2) that the Fund may
                            interests in real estate.           invest in, securities of issuers
                                                                that deal or invest in real
                                                                estate, and (3) that the Fund may
                                                                purchase securities secured by
                                                                real estate or interests therein.
--------------------------------------------------------------------------------------------------
  Commodities               The Fund will not invest in         The Fund may not purchase or sell
                            physical commodities or contracts   commodities or contracts on
                            on physical commodities.            commodities except that the Fund
                                                                may engage in financial futures
                                                                contracts and related options and
                                                                currency contracts and related
                                                                options and may otherwise do so in
                                                                accordance with applicable law and
                                                                without registering as a commodity
                                                                pool operator under the Commodity
                                                                Exchange Act.
--------------------------------------------------------------------------------------------------
  Lending                   The Fund will not make loans        The Fund may not make loans to
                            except (i) by that the acquisition  other persons, except that the
                            of investment securities or other   Fund may lend its portfolio
                            investment instruments in           securities in accordance with
                            accordance with the portfolio's     applicable law, as amended and
                            prospectus and statement of         interpreted or modified from time
                            additional information shall not    to time by any regulatory
                            be deemed to be the making of a     authority having jurisdiction and
                            loan; and (ii) that the Fund may    the guidelines set forth in the
                            lend its portfolio securities in    Fund's prospectus and statement of
                            accordance with applicable law and  additional information as they may
                            the guidelines set forth in the     be amended from time to time. The
                            Fund's prospectus and statement of  acquisition of investment
                            additional information, as they     securities or other investment
                            may be amended from time to time.   instruments shall not be deemed to
                                                                be the making of a loan.

                                                                Note:  Under SEC policy, a Fund
                                                                may lend its portfolio securities
                                                                to registered broker-dealers or
                                                                other institutional investors.
                                                                However, these loans may not
                                                                exceed 33 1/3% of the Fund's total
                                                                assets taken at market value. In
                                                                addition, the Fund must receive at
                                                                least 100% collateral.
--------------------------------------------------------------------------------------------------

CAMBIAR OPPORTUNITY PORTFOLIO
--------------------------------------------------------------------------------

                        Current Fundamental Investment      Proposed Fundamental Investment
        Topic                    Restrictions                        Restrictions
--------------------------------------------------------------------------------------------
  Diversification of  The Fund will not with respect to   The Fund may not make any
  Investments         75% of its assets, (1) invest more  investment inconsistent with the than 5% of its total assets at the  Fund's classification as a
                      time of purchase in securities of   diversified series of an open-end
                      any single issuer (other than       investment company under the
                      obligations issued or guaranteed    Investment Company Act of 1940
                      as to principal and interest by     (the "1940 Act"). This restriction
                      the U.S. government or any of its   does not, however, apply to any
                      agencies or instrumentalities) or   Fund classified as non-diversified
                      (2) purchase more than 10% of any   series of an open-end investment
                      class of the outstanding voting     company under the 1940
                      securities of any issuer.           Act.

                                                          Note:  The 1940 Act currently
                                                          prohibits a diversified fund from
                                                          investing more than 5% of the
                                                          value of its total assets,
                                                          determined at market or other fair
                                                          value at the time of purchase. The
                                                          1940 Act also currently prohibits
                                                          diversified funds from investing
                                                          in more than 10% of the
                                                          outstanding voting securities of
                                                          any one issuer, determined at the
                                                          time of purchase. These
                                                          limitations only apply to 75% of
                                                          the fund's assets and do not apply
                                                          to investment in securities issued
                                                          or guaranteed by the
                                                          U.S. Government or its agencies or
                                                          instrumentalities. The 1940 Act
                                                          does not impose any investment
                                                          limitations on a non-diversified
                                                          fund. However, non-diversified
                                                          funds must comply with the
                                                          diversification requirements of
                                                          the Internal Revenue Code.
                                                          Currently, the Internal Revenue
                                                          Code permits a fund to invest 50%
                                                          of its total assets in two issuers
                                                          (i.e., 25% each) and, with respect
                                                          to 50% of its total assets,
                                                          requires the fund to be
                                                          diversified under the 5% of assets
                                                          and 10% of voting security tests
                                                          described above.
--------------------------------------------------------------------------------------------
  Borrowing           The Fund will not borrow, except    The Fund may not borrow money,
                      from banks and as a temporary       except to the extent permitted by
                      measure for extraordinary or        applicable law, as amended and
                      emergency purposes and then, in no  interpreted or modified from time event, in excess of 33 1/3% of the  to time by any regulatory
                      Fund's gross assets valued at the   authority having jurisdiction and
                      lower of market or cost.            statement of additional
                                                          information as they may be amended
                                                          from time to time.

                                                          Note:  Under the 1940 Act, a fund
                                                          may borrow from banks (as defined
                                                          in the 1940 Act) or enter into
                                                          reverse repurchase agreements, in
                                                          amounts up to 33 1/3% of its total
                                                          assets (including the amount
                                                          borrowed). The fund may also
                                                          borrow up to an additional 5% of
                                                          its total assets for temporary
                                                          purposes. The 1940 Act prohibits

                            Current Fundamental Investment      Proposed Fundamental Investment
          Topic                      Restrictions                        Restrictions
------------------------------------------------------------------------------------------------
  Borrowing--(continued)                                      an investment company from
                                                              purchasing securities on margin,
                                                              participating in a joint trading
                                                              account or effecting a short sale
                                                              of any security in contravention
                                                              of SEC rules, regulations or
                                                              orders. The SEC has issued no
                                                              rules, regulations or orders. The
                                                              SEC staff, however, has taken the
                                                              position that opening a margin
                                                              account, which is required to
                                                              effect the short sales, is a
                                                              borrowing by an investment company
                                                              and not from a bank, as is
                                                              required by the 1940 Act.
                                                              Therefore, it is proposed that the
                                                              fund preserve the right to margin,
                                                              participate in joint trading
                                                              accounts and engage in short sales
                                                              to the extent permitted by SEC
                                                              staff interpretations and subject
                                                              to any guidelines adopted by the
                                                              Board.
------------------------------------------------------------------------------------------------
  Issuing of Senior       The Fund will not issue senior      The Fund may not issue senior
  Securities              securities, as defined in the 1940  securities, except to the extent
                          Act, except that this restriction   permitted by applicable law, as
                          shall not be deemed to prohibit     amended and interpreted or
                          the Fund from (1) making any        modified from time to time by any
                          permitted borrowings, mortgages or  regulatory authority having
                          pledges, or (2) entering into       jurisdiction.
                          repurchase transactions.
                                                              Note: Section 18(f) of the 1940
                                                              Act limits the ability of mutual
                                                              funds to issue or sell any senior
                                                              security. Generally, a senior
                                                              security means any bond,
                                                              debenture, note or similar
                                                              obligation or instrument
                                                              evidencing indebtedness. The SEC
                                                              has interpreted Section 18 also to
                                                              include any instrument that
                                                              creates a risk of leverage. Under
                                                              current SEC interpretations,
                                                              however, a fund may engage in
                                                              certain leveraged transactions if
                                                              it covers the transaction by
                                                              segregating an appropriate amount
                                                              of liquid assets. The following is
                                                              a list of permissible transactions
                                                              for which the SEC requires the
                                                              establishment of a segregated
                                                              account: purchasing securities on
                                                              a when-issued basis (also known as
                                                              firm commitments); selling
                                                              (writing) of put and call options;
                                                              futures contracts; buying and
                                                              selling options on future
                                                              contracts; forward foreign
                                                              currency exchange transactions;
                                                              reverse repurchase agreements;
                                                              short sales, except short sales
                                                              against the box.
------------------------------------------------------------------------------------------------
  Underwriting            The Fund will not underwrite the    The Fund may not underwrite
                          securities of other issuers.        securities of other issuers,
                                                              except insofar as the Fund may
                                                              technically be deemed to be an
                                                              underwriter under the Securities
                                                              Act of 1933 in connection with the
                                                              purchase or sale of its portfolio
                                                              securities.
------------------------------------------------------------------------------------------------

                            Current Fundamental Investment      Proposed Fundamental Investment
          Topic                      Restrictions                        Restrictions
------------------------------------------------------------------------------------------------
  Industry Concentration  The Fund will not invest more than  he Fund may not concentrate its
                          25% of its assets in companies      investments in the securities of
                          within a single industry; however,  one or more issuers conducting
                          there are no limitations on         their principal business
                          investments made in instruments     activities in the same industry
                          issued or guaranteed by the U.S.    (other than securities issued or
                          government and its agencies.        guaranteed by the U.S. government
                                                              or its agencies or
                                                              instrumentalities).

                                                              Note:  The 1940 Act currently
                                                              defines concentration as investing
                                                              more than 25% of a fund's total
                                                              assets, taken at market value, in
                                                              the securities of issuers
                                                              primarily engaged in any
                                                              particular industry (other than
                                                              securities issued or guaranteed by
                                                              the U. S. Government or its
                                                              agencies or instrumentalities.
------------------------------------------------------------------------------------------------
  Investment in Real      The Fund will not purchase or sell  The Fund may not purchase or sell
  Estate                  real estate or real estate limited  real estate, except (1) to the
                          partnerships, although it may       extent permitted by applicable
                          purchase and sell securities of     law, as amended and interpreted or
                          companies which deal in real        modified from time to time by any
                          estate and may purchase and sell    regulatory authority having
                          securities which are secured by     jurisdiction (2) that the Fund may
                          interests in real estate.           invest in, securities of issuers
                                                              that deal or invest in real
                                                              estate, and (3) that the Fund may
                                                              purchase securities secured by
                                                              real estate or interests therein.
------------------------------------------------------------------------------------------------
  Commodities             The Fund will not invest in         The Fund may not purchase or sell
                          physical commodities or contracts   commodities or contracts on
                          on physical commodities.            commodities except that the Fund
                                                              may engage in financial futures
                                                              contracts and related options and
                                                              currency contracts and related
                                                              options and may otherwise do so in
                                                              accordance with applicable law and
                                                              without registering as a commodity
                                                              pool operator under the Commodity
                                                              Exchange Act.
------------------------------------------------------------------------------------------------
  Lending                 The Fund will not make loans        The Fund may not make loans to
                          except by purchasing debt           other persons, except that the
                          securities in accordance with its   Fund may lend its portfolio
                          investment objective, entering      securities in accordance with
                          into repurchase agreements, or by   applicable law, as amended and
                          lending its portfolio securities    interpreted or modified from time
                          to banks, brokers, dealers and      to time by any regulatory
                          other financial institutions so     authority having jurisdiction and
                          long as the loans are made in       the guidelines set forth in the
                          compliance with the 1940 Act or     Fund's prospectus and statement of
                          the rules and regulations or        additional information as they may
                          interpretations of the SEC.         be amended from time to time. The
                                                              acquisition of investment
                                                              securities or other investment
                                                              instruments shall not be deemed to
                                                              be the making of a loan.

                                                              Note:  Under SEC policy, a Fund
                                                              may lend its portfolio securities
                                                              to registered broker-dealers or
                                                              other institutional investors.
                                                              However, these loans may not
                                                              exceed 33 1/3% of the Fund's total
                                                              assets taken at market value. In
                                                              addition, the Fund must receive at
                                                              least 100% collateral.
------------------------------------------------------------------------------------------------

C&B BALANCED PORTFOLIO
C&B EQUITY PORTFOLIO
C&B EQUITY PORTFOLIO FOR TAXABLE INVESTORS
C&B MID CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                        Current Fundamental Investment      Proposed Fundamental Investment
        Topic                    Restrictions                        Restrictions
--------------------------------------------------------------------------------------------
  Diversification of  The Fund will not with respect to   The Fund may not make any
  Investments         75% of its assets, (1) invest more  investment inconsistent with the than 5% of its total assets at the  Fund's classification as a
                      time of purchase in securities of   diversified series of an open-end
                      any single issuer (other than       investment company under the
                      obligations issued or guaranteed    Investment Company Act of 1940
                      as to principal and interest by     (the "1940 Act"). This restriction
                      the U.S. government or any of its   does not, however, apply to any
                      agencies or instrumentalities) or   Fund classified as non-diversified
                      (2) purchase more than 10% of any   series of an open-end investment
                      class of the outstanding voting     company under the 1940
                      securities of any issuer.           Act.

                                                          Note:  The 1940 Act currently
                                                          prohibits a diversified fund from
                                                          investing more than 5% of the
                                                          value of its total assets,
                                                          determined at market or other fair
                                                          value at the time of purchase. The
                                                          1940 Act also currently prohibits
                                                          diversified funds from investing
                                                          in more than 10% of the
                                                          outstanding voting securities of
                                                          any one issuer, determined at the
                                                          time of purchase. These
                                                          limitations only apply to 75% of
                                                          the fund's assets and do not apply
                                                          to investment in securities issued
                                                          or guaranteed by the U.S.
                                                          Government or its agencies or
                                                          instrumentalities. The 1940 Act
                                                          does not impose any investment
                                                          limitations on a non-diversified
                                                          fund. However, non-diversified
                                                          funds must comply with the
                                                          diversification requirements of
                                                          the Internal Revenue Code.
                                                          Currently, the Internal Revenue
                                                          Code permits a fund to invest 50%
                                                          of its total assets in to issuers
                                                          (i.e., 25% each) and, with respect
                                                          to 50% of its total assets,
                                                          requires the fund to be
                                                          diversified under the 5% of assets
                                                          and 10% of voting security tests
                                                          described above.
--------------------------------------------------------------------------------------------
  Borrowing           The Fund will not borrow, except    The Fund may not borrow money,
                      from banks and as a temporary       except to the extent permitted by
                      measure for extraordinary or        applicable law, as amended and
                      emergency purposes and then, in no  interpreted or modified from time
                      event, in excess of 10% of the      to time by any regulatory
                      Fund's gross assets valued at the   authority having jurisdiction and
                      lower of market or cost.            statement of additional
                                                          information as they may be amended
                                                          from time to time.

                                                          Note:  Under the 1940 Act, a fund
                                                          may borrow from banks (as defined
                                                          in the 1940 Act) or enter into
                                                          reverse repurchase agreements, in
                                                          amounts up to 33 1/3% of its total
                                                          assets (including the amount
                                                          borrowed). The fund may also
                                                          borrow up to an additional 5% of
                                                          its total assets for

                            Current Fundamental Investment      Proposed Fundamental Investment
          Topic                      Restrictions                        Restrictions
------------------------------------------------------------------------------------------------
  Borrowing--(continued)                                      temporary purposes. The 1940 Act
                                                              prohibits an investment company
                                                              from purchasing securities on
                                                              margin, participating in a joint
                                                              trading account or effecting a
                                                              short sale of any security in
                                                              contravention of SEC rules,
                                                              regulations or orders. The SEC has
                                                              issued no rules, regulations or
                                                              orders. The SEC staff, however,
                                                              has taken the position that
                                                              opening a margin account, which is
                                                              required to effect the short
                                                              sales, is a borrowing by an
                                                              investment company and not from a
                                                              bank, as is required by the 1940
                                                              Act. Therefore, it is proposed
                                                              that the fund preserve the right
                                                              to margin, participate in joint
                                                              trading accounts and engage in
                                                              short sales to the extent
                                                              permitted by SEC staff
                                                              interpretations and subject to any
                                                              guidelines adopted by the Board.
------------------------------------------------------------------------------------------------
  Issuing of Senior       The Fund will not issue senior      The Fund may not issue senior
  Securities              securities, as defined in the 1940  securities, except to the extent
                          Act, except that this restriction   permitted by applicable law, as
                          shall not be deemed to prohibit     amended and interpreted or
                          the Fund from (1) making any        modified from time to time by any
                          permitted borrowings, mortgages or  regulatory authority having
                          pledges, or (2) entering into       jurisdiction.
                          options, futures or repurchase
                          transactions.                       Note:  Section 18(f) of the 1940
                                                              Act limits the ability of mutual
                                                              funds to issue or sell any senior
                                                              security. Generally, a senior
                                                              security means any bond,
                                                              debenture, note or similar
                                                              obligation or instrument
                                                              evidencing indebtedness. The SEC
                                                              has interpreted Section 18 also to
                                                              include any instrument that
                                                              creates a risk of leverage. Under
                                                              current SEC interpretations,
                                                              however, a fund may engage in
                                                              certain leveraged transactions if
                                                              it covers the transaction by
                                                              segregating an appropriate amount
                                                              of liquid assets. The following is
                                                              a list of permissible transactions
                                                              for which the SEC requires the
                                                              establishment of a segregated
                                                              account: purchasing securities on
                                                              a when-issued basis (also known as
                                                              firm commitments); selling
                                                              (writing) of put and call options;
                                                              futures contracts; buying and
                                                              selling options on future
                                                              contracts; forward foreign
                                                              currency exchange transactions;
                                                              reverse repurchase agreements;
                                                              short sales, except short sales
                                                              against the box.
------------------------------------------------------------------------------------------------
  Underwriting            The Fund will not underwrite the    The Fund may not underwrite
                          securities of other issuers.        securities of other issuers,
                                                              except insofar as the Fund may
                                                              technically be deemed to be an
                                                              underwriter under the Securities
                                                              Act of 1933 in connection with the
                                                              purchase or sale of its portfolio
                                                              securities.
------------------------------------------------------------------------------------------------

                            Current Fundamental Investment      Proposed Fundamental Investment
          Topic                      Restrictions                        Restrictions
------------------------------------------------------------------------------------------------
  Industry Concentration  The Fund will not invest more than  The Fund may not concentrate its
                          25% of its assets in companies      investments in the securities of
                          within a single industry; however,  one or more issuers conducting
                          there are no limitations on         their principal business
                          investments made in instruments     activities in the same industry
                          issued or guaranteed by the U.S.    (other than securities issued or
                          government and its agencies when    guaranteed by the U.S. government
                          the Fund adopts a temporary         or its agencies or
                          defensive position.                 instrumentalities).

                                                              Note:  The 1940 Act currently
                                                              defines concentration as investing
                                                              more than 25% of a fund's total
                                                              assets, taken at market value, in
                                                              the securities of issuers
                                                              primarily engaged in any
                                                              particular industry (other than
                                                              securities issued or guaranteed by
                                                              the U. S. Government or its
                                                              agencies or instrumentalities.
------------------------------------------------------------------------------------------------
  Investment in Real      The Fund will not purchase or sell  The Fund may not purchase or sell
  Estate                  real estate, although it may        real estate, except (1) to the
                          purchase and sell securities of     extent permitted by applicable
                          companies which deal in real        law, as amended and interpreted or
                          estate and may purchase and sell    modified from time to time by any
                          securities which are secured by     regulatory authority having
                          interests in real estate.           jurisdiction (2) that the Fund may
                                                              invest in, securities of issuers
                                                              that deal or invest in real
                                                              estate, and (3) that the Fund may
                                                              purchase securities secured by
                                                              real estate or interests therein.
------------------------------------------------------------------------------------------------
  Commodities             The Fund will not invest in         The Fund may not purchase or sell
                          commodities except that the Fund    commodities or contracts on
                          may invest in futures contracts     commodities except that the Fund
                          and options to the extent that not  may engage in financial futures
                          more than 5% of the Fund's assets   contracts and related options and
                          are required as a deposit to        currency contracts and related
                          secure obligations under futures    options and may otherwise do so in
                          contracts.                          accordance with applicable law and
                                                              without registering as a commodity
                                                              pool operator under the Commodity
                                                              Exchange Act.
------------------------------------------------------------------------------------------------
  Lending                 The Fund will not make loans        The Fund may not make loans to
                          except by purchasing debt           other persons, except that the
                          securities in accordance with its   Fund may lend its portfolio
                          investment objective and policies   securities in accordance with
                          or entering into repurchase         applicable law, as amended and
                          agreements, or by lending its       interpreted or modified from time
                          portfolio securities to banks,      to time by any regulatory
                          brokers, dealers and other          authority having jurisdiction and
                          financial institutions so long as   the guidelines set forth in the
                          the loans are in compliance with    Fund's prospectus and statement of
                          the 1940 Act or the rules and       additional information as they may
                          regulations or interpretations of   be amended from time to time. The
                          the SEC.                            acquisition of investment
                                                              securities or other investment
                                                              instruments shall not be deemed to
                                                              be the making of a loan.

                                                              Note:  Under SEC policy, a Fund
                                                              may lend its portfolio securities
                                                              to registered broker-dealers or
                                                              other institutional investors.
                                                              However, these loans may not
                                                              exceed 33 1/3% of the Fund's total
                                                              assets taken at market value. In
                                                              addition, the Fund must receive at
                                                              least 100% collateral.
------------------------------------------------------------------------------------------------

                              Current Fundamental Investment      Proposed Fundamental Investment
           Topic                       Restrictions                        Restrictions
--------------------------------------------------------------------------------------------------
  Illiquid or Restricted    The Fund will not invest more than  This investment limitation will be
  Securities                an aggregate of 10% of the net      eliminated. However, the Board
                            assets of the Fund, determined at   will adopt the following non-
                            the time of investment, in          fundamental investment limitation:
                            securities subject to legal or      The Fund will not invest more than
                            contractual restrictions on resale  15% of its net assets in illiquid
                            or securities for which there are   securities.
                            no readily available markets,
                            including repurchase agreements
                            having maturities of more than
                            seven days.
--------------------------------------------------------------------------------------------------
  Control or Management     The Fund will not invest for the    This investment limitation will be
                            purpose of exercising control over  eliminated.
                            management of any company.
--------------------------------------------------------------------------------------------------
  Unseasoned Issuers        The Fund will not invest more than  This investment limitation will be
                            5% of its assets at the time of     eliminated.
                            purchase in the securities of
                            companies that have (with
                            predecessors) a continuous
                            operating history of less than 3
                            years.
--------------------------------------------------------------------------------------------------
  Buying Securities When    The Fund will not purchase          This investment limitation will be
  Borrowings Exceed 5%      additional securities when          eliminated.
                            borrowings exceed 5% of total
                            assets.
--------------------------------------------------------------------------------------------------
  Pledging                  The Fund will not pledge,           This investment limitation will be
                            mortgage, or hypothecate any of     eliminated.
                            its assets to an extent greater
                            than 10% of its total assets at
                            fair market value.
--------------------------------------------------------------------------------------------------
  Margin Purchases and      The Fund will not purchase on       This investment limitation will be
  Short Sales               margin or sell short, except as     eliminated.
                            specified above.
--------------------------------------------------------------------------------------------------
  Directors' Ownership of   The Fund will not purchase or       This investment limitation will be
  Shares                    retain securities of an issuer if   eliminated.
                            those officers and Directors or
                            its investment adviser owning more
                            than 1/2 of 1% of such securities
                            together own more than 5% of such
                            securities.
--------------------------------------------------------------------------------------------------
  Interests In Oil, Gas Or  The Fund will not write or acquire  This investment limitation will be
  Other Mineral             options or interests in oil, gas    eliminated.
  Exploration Or            or other mineral exploration or
  Development Programs      development programs.
--------------------------------------------------------------------------------------------------
  Futures and Options       The Fund will not invest in stock   This investment limitation will be
                            or bond futures and/or options on   eliminated.
                            futures unless not more than 20%
                            of the Fund's assets are invested
                            in stock or bond futures and
                            options
--------------------------------------------------------------------------------------------------

CLIPPER FOCUS PORTFOLIO
--------------------------------------------------------------------------------

                       Current Fundamental Investment      Proposed Fundamental Investment
        Topic                   Restrictions                        Restrictions
-------------------------------------------------------------------------------------------
  Borrowing          The Fund will not borrow, except    The Fund may not borrow money,
                     from banks and as a temporary       except to the extent permitted by
                     measure for extraordinary or        applicable law, as amended and
                     emergency purposes and then, in no  interpreted or modified from time event, in excess of 33 1/3% of the  to time by any regulatory
                     Fund's gross assets valued at the   authority having jurisdiction and
                     lower of market or cost.            statement of additional
                                                         information as they may be amended
                                                         from time to time.

                                                         Note:  Under the 1940 Act, a fund
                                                         may borrow from banks (as defined
                                                         in the 1940 Act) or enter into
                                                         reverse repurchase agreements, in
                                                         amounts up to 33 1/3% of its total
                                                         assets (including the amount
                                                         borrowed). The fund may also
                                                         borrow up to an additional 5% of
                                                         its total assets for temporary
                                                         purposes. The 1940 Act prohibits
                                                         an investment company from
                                                         purchasing securities on margin,
                                                         participating in a joint trading
                                                         account or effecting a short sale
                                                         of any security in contravention
                                                         of SEC rules, regulations or
                                                         orders. The SEC has issued no
                                                         rules, regulations or orders. The
                                                         SEC staff, however, has taken the
                                                         position that opening a margin
                                                         account, which is required to
                                                         effect the short sales, is a
                                                         borrowing by an investment company
                                                         and not from a bank, as is
                                                         required by the 1940 Act.
                                                         Therefore, it is proposed that the
                                                         fund preserve the right to margin,
                                                         participate in joint trading
                                                         accounts and engage in short sales
                                                         to the extent permitted by SEC
                                                         staff interpretations and subject
                                                         to any guidelines adopted by the
                                                         Board.
-------------------------------------------------------------------------------------------
  Issuing of Senior  The Fund will not issue senior      The Fund may not issue senior
  Securities         securities, as defined in the 1940  securities, except to the extent
                     Act, except that this restriction   permitted by applicable law, as
                     shall not be deemed to prohibit     amended and interpreted or
                     the Fund from (1) making any        modified from time to time by any
                     permitted borrowings, mortgages or  regulatory authority having
                     pledges, or (2) entering into       jurisdiction.
                     repurchase transactions.
                                                         Note:  Section 18(f) of the 1940
                                                         Act limits the ability of mutual
                                                         funds to issue or sell any senior
                                                         security. Generally, a senior
                                                         security means any bond,
                                                         debenture, note or similar
                                                         obligation or instrument
                                                         evidencing indebtedness. The SEC
                                                         has interpreted Section 18 also to
                                                         include any instrument that
                                                         creates a risk of leverage. Under
                                                         current SEC interpretations,
                                                         however, a fund may engage in
                                                         certain leveraged transactions if
                                                         it covers the transaction by
                                                         segregating an appropriate amount
                                                         of liquid assets. The following is
                                                         a list of permissible transactions
                                                         for which the SEC requires the

                             Current Fundamental Investment      Proposed Fundamental Investment
           Topic                      Restrictions                        Restrictions
-------------------------------------------------------------------------------------------------
  Issuing of Senior                                            establishment of a segregated
  Securities--(continued)                                      account: purchasing securities on
                                                               a when-issued basis (also known as
                                                               firm commitments); selling
                                                               (writing) of put and call options;
                                                               futures contracts; buying and
                                                               selling options on future
                                                               contracts; forward foreign
                                                               currency exchange transactions;
                                                               reverse repurchase agreements;
                                                               short sales, except short sales
                                                               against the box.
-------------------------------------------------------------------------------------------------
  Underwriting             The Fund will not underwrite the    The Fund may not underwrite
                           securities of other issuers.        securities of other issuers,
                                                               except insofar as the Fund may
                                                               technically be deemed to be an
                                                               underwriter under the Securities
                                                               Act of 1933 in connection with the
                                                               purchase or sale of its portfolio
                                                               securities.
-------------------------------------------------------------------------------------------------
  Investment in Real       The Fund will not purchase or sell  The Fund may not purchase or sell
  Estate                   real estate or real estate limited  real estate, except (1) to the
                           partnerships, although it may       extent permitted by applicable
                           purchase and sell securities of     law, as amended and interpreted or
                           companies which deal in real        modified from time to time by any
                           estate and may purchase and sell    regulatory authority having
                           securities which are secured by     jurisdiction (2) that the Fund may
                           interests in real estate.           invest in, securities of issuers
                                                               that deal or invest in real
                                                               estate, and (3) that the Fund may
                                                               purchase securities secured by
                                                               real estate or interests therein.
-------------------------------------------------------------------------------------------------
  Commodities              The Fund will not invest in         The Fund may not purchase or sell
                           physical commodities or contracts   commodities or contracts on
                           on physical commodities.            commodities except that the Fund
                                                               may engage in financial futures
                                                               contracts and related options and
                                                               currency contracts and related
                                                               options and may otherwise do so in
                                                               accordance with applicable law and
                                                               without registering as a commodity
                                                               pool operator under the Commodity
                                                               Exchange Act.
-------------------------------------------------------------------------------------------------
  Lending                  The Fund will not make loans        The Fund may not make loans to
                           except (1) by purchasing debt       other persons, except that the
                           securities in accordance with its   Fund may lend its portfolio
                           investment objectives and (2) by    securities in accordance with
                           lending its portfolio securities    applicable law, as amended and
                           to banks, brokers, dealers and      interpreted or modified from time
                           other financial institutions so     to time by any regulatory
                           long as the loans are not           authority having jurisdiction and
                           inconsistent with the 1940 Act or   the guidelines set forth in the
                           the rules and regulations or        Fund's prospectus and statement of
                           interpretations of the SEC          additional information as they may
                           thereunder.                         be amended from time to time. The
                                                               acquisition of investment
                                                               securities or other investment
                                                               instruments shall not be deemed to
                                                               be the making of a loan.

                                                               Note:  Under SEC policy, a Fund
                                                               may lend its portfolio securities
                                                               to registered broker-dealers or
                                                               other institutional investors.
                                                               However, these loans may not
                                                               exceed 33 1/3% of the Fund's total
                                                               assets taken at market value. In
                                                               addition, the Fund must receive at
                                                               least 100% collateral.
-------------------------------------------------------------------------------------------------

FMA SMALL COMPANY PORTFOLIO

--------------------------------------------------------------------------------------------
                        Current Fundamental Investment      Proposed Fundamental Investment
        Topic                    Restrictions                        Restrictions
--------------------------------------------------------------------------------------------
  Diversification of  The Fund will not with respect to   The Fund may not make any
  Investments         75% of its assets, (1) invest more  investment inconsistent with the than 5% of its total assets at the  Fund's classification as a
                      time of purchase in securities of   diversified series of an open-end
                      any single issuer (except           investment company under the
                      obligations issued by the U.S.      Investment Company Act of 1940
                      government or its                   (the "1940 Act"). This restriction
                      instrumentalities) or (2) purchase  does not, however, apply to any
                      more than 10% of any class of the   Fund classified as non-diversified
                      outstanding voting securities of    series of an open-end investment
                      any issuer.                         company under the 1940 Act.

                                                          Note: The 1940 Act currently
                                                          prohibits a diversified fund from
                                                          investing more than 5% of the
                                                          value of its total assets,
                                                          determined at market or other fair
                                                          value at the time of purchase. The
                                                          1940 Act also currently prohibits
                                                          diversified funds from investing
                                                          in more than 10% of the
                                                          outstanding voting securities of
                                                          any one issuer, determined at the
                                                          time of purchase. These
                                                          limitations only apply to 75% of
                                                          the fund's assets and do not apply
                                                          to investment in securities issued
                                                          or guaranteed by the U.S.
                                                          Government or its agencies or
                                                          instrumentalities. The 1940 Act
                                                          does not impose any investment
                                                          limitations on a non-diversified
                                                          fund. However, non-diversified
                                                          funds must comply with the
                                                          diversification requirements of
                                                          the Internal Revenue Code.
                                                          Currently, the Internal Revenue
                                                          Code permits a fund to invest 50%
                                                          of its total assets in to issuers
                                                          (i.e., 25% each) and, with respect
                                                          to 50% of its total assets,
                                                          requires the fund to be
                                                          diversified under the 5% of assets
                                                          and 10% of voting security tests
                                                          described above.
--------------------------------------------------------------------------------------------
  Borrowing           The Fund will not borrow, except    The Fund may not borrow money,
                      from banks and as a temporary       except to the extent permitted by
                      measure for extraordinary or        applicable law, as amended and
                      emergency purposes and then, in no  interpreted or modified from time
                      event, in excess of 10% of the      to time by any regulatory
                      Fund's gross assets valued at the   authority having jurisdiction and
                      lower of market or cost.            statement of additional
                                                          information as they may be amended
                                                          from time to time.

                                                          Note: Under the 1940 Act, a fund
                                                          may borrow from banks (as defined
                                                          in the 1940 Act) or enter into
                                                          reverse repurchase agreements, in
                                                          amounts up to 33 1/3% of its total
                                                          assets (including the amount
                                                          borrowed). The fund may also
                                                          borrow up to an additional 5% of
                                                          its total assets for temporary
                                                          purposes. The 1940 Act prohibits
                                                          an investment company from
                                                          purchasing securities on margin,
                                                          participating in a joint trading
                                                          account or effecting a short sale
                                                          of any security in contravention
                                                          of SEC rules,

                            Current Fundamental Investment      Proposed Fundamental Investment
          Topic                      Restrictions                        Restrictions
------------------------------------------------------------------------------------------------
  Borrowing--(continued)                                      regulations or orders. The SEC has
                                                              issued no rules, regulations or
                                                              orders. The SEC staff, however,
                                                              has taken the position that
                                                              opening a margin account, which is
                                                              required to effect the short
                                                              sales, is a borrowing by an
                                                              investment company and not from a
                                                              bank, as is required by the 1940
                                                              Act. Therefore, it is proposed
                                                              that the fund preserve the right
                                                              to margin, participate in joint
                                                              trading accounts and engage in
                                                              short sales to the extent
                                                              permitted by SEC staff
                                                              interpretations and subject to any
                                                              guidelines adopted by the Board.
------------------------------------------------------------------------------------------------
  Issuing of Senior       The Fund will not issue senior      The Fund may not issue senior
  Securities              securities, as defined in the 1940  securities, except to the extent
                          Act, except that this restriction   permitted by applicable law, as
                          shall not be deemed to prohibit     amended and interpreted or
                          the Fund from (1) making any        modified from time to time by any
                          permitted borrowings, mortgages or  regulatory authority having
                          pledges, or (2) entering into       jurisdiction.
                          repurchase transactions.
                                                              Note: Section 18(f) of the 1940
                                                              Act limits the ability of mutual
                                                              funds to issue or sell any senior
                                                              security. Generally, a senior
                                                              security means any bond,
                                                              debenture, note or similar
                                                              obligation or instrument
                                                              evidencing indebtedness. The SEC
                                                              has interpreted Section 18 also to
                                                              include any instrument that
                                                              creates a risk of leverage. Under
                                                              current SEC interpretations,
                                                              however, a fund may engage in
                                                              certain leveraged transactions if
                                                              it covers the transaction by
                                                              segregating an appropriate amount
                                                              of liquid assets. The following is
                                                              a list of permissible transactions
                                                              for which the SEC requires the
                                                              establishment of a segregated
                                                              account: purchasing securities on
                                                              a when-issued basis (also known as
                                                              firm commitments); selling
                                                              (writing) of put and call options;
                                                              futures contracts; buying and
                                                              selling options on future
                                                              contracts; forward foreign
                                                              currency exchange transactions;
                                                              short sales; reverse repurchase
                                                              agreement, short sales
------------------------------------------------------------------------------------------------
  Underwriting            The Fund will not underwrite the    The Fund may not underwrite
                          securities of other issuers.        securities of other issuers,
                                                              except insofar as the Fund may
                                                              technically be deemed to be an
                                                              underwriter under the Securities
                                                              Act of 1933 in connection with the
                                                              purchase or sale of its portfolio
                                                              securities.
------------------------------------------------------------------------------------------------
  Industry Concentration  The Fund will not invest more than  The Fund may not concentrate its
                          25% of its assets in companies      investments in the securities of
                          within a single industry; however,  one or more issuers conducting
                          there are no limitations on         their principal business
                          investments made in instruments     activities in the same industry
                          issued or guaranteed by the U.S.    (other than securities issued or
                          government and its agencies when    guaranteed by the U.S. government
                          the Fund adopts a temporary         or its agencies or
                          defensive position.                 instrumentalities).

                              Current Fundamental Investment      Proposed Fundamental Investment
           Topic                       Restrictions                        Restrictions
--------------------------------------------------------------------------------------------------
  Industry Concentration--                                      Note: The 1940 Act currently
  (continued)                                                   defines concentration as investing
                                                                more than 25% of a fund's total
                                                                assets, taken at market value, in
                                                                the securities of issuers
                                                                primarily engaged in any
                                                                particular industry (other than
                                                                securities issued or guaranteed by
                                                                the U. S. Government or its
                                                                agencies or instrumentalities.
--------------------------------------------------------------------------------------------------
  Investment in Real        The Fund will not purchase or sell  The Fund may not purchase or sell
  Estate                    real estate, although it may        real estate, except (1) to the
                            purchase and sell securities of     extent permitted by applicable
                            companies which deal in real        law, as amended and interpreted or
                            estate and may purchase and sell    modified from time to time by any
                            securities which are secured by     regulatory authority having
                            interests in real estate.           jurisdiction (2) that the Fund may
                                                                invest in, securities of issuers
                                                                that deal or invest in real
                                                                estate, and (3) that the Fund may
                                                                purchase securities secured by
                                                                real estate or interests therein.
--------------------------------------------------------------------------------------------------
  Commodities               The Fund will not invest in         The Fund may not purchase or sell
                            commodities.                        commodities or contracts on
                                                                commodities except that the Fund
                                                                may engage in financial futures
                                                                contracts and related options and
                                                                currency contracts and related
                                                                options and may otherwise do so in
                                                                accordance with applicable law and
                                                                without registering as a commodity
                                                                pool operator under the Commodity
                                                                Exchange Act.
--------------------------------------------------------------------------------------------------
  Lending                   The Fund will not make loans        The Fund may not make loans to
                            except (1) by purchasing debt       other persons, except that the
                            securities in accordance with its   Fund may lend its portfolio
                            investment objectives and           securities in accordance with
                            policies, or entering into          applicable law, as amended and
                            repurchase agreements or (2) by     interpreted or modified from time
                            lending its portfolio securities    to time by any regulatory
                            to banks, brokers, dealers and      authority having jurisdiction and
                            other financial institutions so     the guidelines set forth in the
                            long as these loans are not         Fund's prospectus and statement of
                            inconsistent with the 1940 Act or   additional information as they may
                            the rules and regulations or        be amended from time to time. The
                            interpretations of the SEC.         acquisition of investment
                                                                securities or other investment
                                                                instruments shall not be deemed to
                                                                be the making of a loan.

                                                                Note: Under SEC policy, a Fund may
                                                                lend its portfolio securities to
                                                                registered broker-dealers or other
                                                                institutional investors. However,
                                                                these loans may not exceed 33 1/3%
                                                                of the Fund's total assets taken
                                                                at market value. In addition, the
                                                                Fund must receive at least 100%
                                                                collateral.
--------------------------------------------------------------------------------------------------
  Illiquid or Restricted    The Fund will not invest more than  This investment limitation will be
  Securities                an aggregate of 10% of the net      eliminated. However, the Board
                            assets of the Fund, determined at   will adopt the following non-
                            the time of investment, in          fundamental investment limitation:
                            securities subject to legal or      The Fund will not invest more than
                            contractual restrictions on resale  15% of its net assets in illiquid
                            or securities for which there are   securities.
                            no readily available markets,
                            including repurchase agreements
                            having maturities of more than
                            seven days.
--------------------------------------------------------------------------------------------------

                              Current Fundamental Investment      Proposed Fundamental Investment
           Topic                       Restrictions                        Restrictions
--------------------------------------------------------------------------------------------------
  Control or Management     The Fund will not invest for the    This investment limitation will be
                            purpose of exercising control over  eliminated.
                            management of any company.
--------------------------------------------------------------------------------------------------
  Unseasoned Issuers        The Fund will not invest more than  This investment limitation will be
                            5% of its assets at the time of     eliminated.
                            purchase in the securities of
                            companies that have (with
                            predecessors) a continuous
                            operating history of less than 3
                            years.
--------------------------------------------------------------------------------------------------
  Buying                    The Fund will not purchase          This investment limitation will be
  Securities When           additional securities when          eliminated.
  Borrowings Exceed 5%      borrowings exceed 5% of total
                            assets.
--------------------------------------------------------------------------------------------------
  Pledging                  The Fund will not pledge,           This investment limitation will be
                            mortgage, or hypothecate any of     eliminated.
                            its assets to an extent greater
                            than 10% of its total assets at
                            fair market value.
--------------------------------------------------------------------------------------------------
  Margin                    The Fund will not purchase on       This investment limitation will be
  Purchases and Short       margin or sell short.               eliminated.
  Sales
--------------------------------------------------------------------------------------------------
  Directors' Ownership of   The Fund will not purchase or       This investment limitation will be
  Shares                    retain securities of an issuer if   eliminated.
                            those officers and Directors or
                            its investment adviser owning more
                            than 1/2 1/2 of 1% of such
                            securities together own more than
                            5% of such securities.
--------------------------------------------------------------------------------------------------
  Interests In Oil, Gas Or  The Fund will not write or acquire  This investment limitation will be
  Other Mineral             options or interests in oil, gas    eliminated.
  Exploration Or            or other mineral exploration or
  Development Programs      development programs.
--------------------------------------------------------------------------------------------------

FPA CRESCENT PORTFOLIO
--------------------------------------------------------------------------------

                        Current Fundamental Investment      Proposed Fundamental Investment
        Topic                    Restrictions                        Restrictions
--------------------------------------------------------------------------------------------
  Diversification of  The Fund will not with respect to   The Fund may not make any
  Investments         75% of its assets, (1) own more     investment inconsistent with the
                      than 5% of the securities of any    Fund's classification as a
                      single issuer (other than           diversified series of an open-end
                      investments issued or guaranteed    investment company under the
                      by the U.S. government or any of    Investment Company Act of 1940
                      its agencies or instrumentalities)  (the "1940 Act"). This restriction
                      or (2) own more than 10% of the     does not, however, apply to any
                      outstanding voting securities of    Fund classified as non-diversified
                      any one issuer. The Fund will not   series of an open-end investment
                      purchase the securities of any      company under the 1940 Act.
                      issuer, if as a result more than
                      5% of the total assets of the Fund  Note: The 1940 Act currently
                      would be invested in the            prohibits a diversified fund from
                      securities of that issuer, other    investing more than 5% of the
                      than obligations of the U.S.        value of its total assets,
                      government, its agencies or         determined at market or other fair
                      instrumentalities, provided that    value at the time of purchase. The
                      up to 25% of the value of the       1940 Act also currently prohibits
                      Fund's assets may be invested       diversified funds from investing
                      without regard to this limitation.  in more than 10% of the outstanding voting securities of
                                                          any one issuer, determined at the
                                                          time of purchase. These
                                                          limitations only apply to 75% of
                                                          the fund's assets and do not apply
                                                          to investment in securities issued
                                                          or guaranteed by the U.S.
                                                          Government or its agencies or
                                                          instrumentalities. The 1940 Act
                                                          does not impose any investment
                                                          limitations on a non-diversified
                                                          fund. However, non-diversified
                                                          funds must comply with the
                                                          diversification requirements of
                                                          the Internal Revenue Code.
                                                          Currently, the Internal Revenue
                                                          Code permits a fund to invest 50%
                                                          of its total assets in to issuers
                                                          (i.e., 25% each) and, with respect
                                                          to 50% of its total assets,
                                                          requires the fund to be
                                                          diversified under the 5% of assets
                                                          and 10% of voting security tests
                                                          described above.
--------------------------------------------------------------------------------------------
  Borrowing           The Fund will not (1) borrow        The Fund may not borrow money,
                      money, except as stated in the      except to the extent permitted by
                      prospectus and the SAI (any such    applicable law, as amended and
                      borrowing will be made only if      interpreted or modified from time
                      immediately thereafter there is an  to time by any regulatory asset coverage of at least 300% of  authority having jurisdiction and
                      all borrowings. The portfolio may   statement of additional
                      not borrow except from banks for    information as they may be amended
                      temporary or emergency purposes     from time to time.
                      and in connection with short sales
                      of securities. In these             Note: Under the 1940 Act, a fund
                      situations, the Fund will limit     may borrow from banks (as defined
                      borrowings to no more than 33 1/3%  in the 1940 Act) or enter into
                      of the portfolio's assets.          reverse repurchase agreements, in
                                                          amounts up to 33 1/3% of its total
                                                          assets (including the amount
                                                          borrowed). The fund may also
                                                          borrow up to an additional 5% of
                                                          its total assets for temporary
                                                          purposes. The 1940 Act prohibits
                                                          an investment company from
                                                          purchasing securities on margin,
                                                          participating in a joint

                            Current Fundamental Investment      Proposed Fundamental Investment
          Topic                      Restrictions                        Restrictions
------------------------------------------------------------------------------------------------
  Borrowing--(continued)                                      trading account or effecting a
                                                              short sale of any security in
                                                              contravention of SEC rules,
                                                              regulations or orders. The SEC has
                                                              issued no rules, regulations or
                                                              orders. The SEC staff, however,
                                                              has taken the position that
                                                              opening a margin account, which is
                                                              required to effect the short
                                                              sales, is a borrowing by an
                                                              investment company and not from a
                                                              bank, as is required by the 1940
                                                              Act. Therefore, it is proposed
                                                              that the fund preserve the right
                                                              to margin, participate in joint
                                                              trading accounts and engage in
                                                              short sales to the extent
                                                              permitted by SEC staff
                                                              interpretations and subject to any
                                                              guidelines adopted by the Board.
------------------------------------------------------------------------------------------------
  Issuing of Senior       The Fund will not issue senior      The Fund may not issue senior
  Securities              securities, as defined in the 1940  securities, except to the extent
                          Act, except that this restriction   permitted by applicable law, as
                          shall not be deemed to prohibit     amended and interpreted or
                          the Fund from (1) making any        modified from time to time by any
                          permitted borrowings, mortgages or  regulatory authority having
                          pledges, or (2) entering into       jurisdiction.
                          options, futures or repurchase
                          transactions.                       Note: Section 18(f) of the 1940
                                                              Act limits the ability of mutual
                                                              funds to issue or sell any senior
                                                              security. Generally, a senior
                                                              security means any bond, debenture
                                                              , note or similar obligation or
                                                              instrument evidencing
                                                              indebtedness. The SEC has
                                                              interpreted Section 18 also to
                                                              include any instrument that
                                                              creates a risk of leverage. Under
                                                              current SEC interpretations,
                                                              however, a fund may engage in
                                                              certain leveraged transactions if
                                                              it covers the transaction by
                                                              segregating an appropriate amount
                                                              of liquid assets. The following is
                                                              a list of permissible transactions
                                                              for which the SEC requires the
                                                              establishment of a segregated
                                                              account: purchasing securities on
                                                              a when-issued basis (also known as
                                                              firm commitments); selling
                                                              (writing) of put and call options;
                                                              futures contracts; buying and
                                                              selling options on future
                                                              contracts; forward foreign
                                                              currency exchange transactions;
                                                              reverse repurchase agreements;
                                                              short sales; except short sales
                                                              against the box.
------------------------------------------------------------------------------------------------
  Underwriting            The Fund will not underwrite        The Fund may not underwrite
                          securities (does not preclude the   securities of other issuers,
                          Fund from obtaining such short-     except insofar as the Fund may
                          term credit as may be necessary     technically be deemed to be an
                          for the clearance of purchases and  underwriter under the Securities
                          sales of its portfolio              Act of 1933 in connection with the
                          securities).                        purchase or sale of its portfolio
                                                              securities.
------------------------------------------------------------------------------------------------
  Industry Concentration  The Fund will not invest more than  The Fund may not concentrate its
                          25% of the market value of its      investments in the securities of
                          assets in the securities of         one or more issuers conducting
                          companies engaged in any one        their principal business
                          industry                            activities in

                              Current Fundamental Investment      Proposed Fundamental Investment
           Topic                       Restrictions                        Restrictions
--------------------------------------------------------------------------------------------------
  Industry Concentration--  (does not apply to investment in    the same industry (other than
  (continued)               the securities of the U.S.          securities issued or guaranteed by
                            government, its agencies or         the U.S. government or its
                            instrumentalities).                 agencies or instrumentalities).

                                                                Note: The 1940 Act currently
                                                                defines concentration as investing
                                                                more than 25% of a fund's total
                                                                assets, taken at market value, in
                                                                the securities of issuers
                                                                primarily engaged in any
                                                                particular industry (other than
                                                                securities issued or guaranteed by
                                                                the U. S. Government or its
                                                                agencies or instrumentalities.
--------------------------------------------------------------------------------------------------
  Investment in Real        The Fund will not purchase or sell  The Fund may not purchase or sell
  Estate                    real estate; however, the           real estate, except (1) to the
                            portfolio may invest in debt        extent permitted by applicable
                            securities secured by real estate   law, as amended and interpreted or
                            or interests therein or issued by   modified from time to time by any
                            companies which invest in real      regulatory authority having
                            estate or interests therein,        jurisdiction (2) that the Fund may
                            including real estate investment    invest in securities of issuers
                            trusts.                             that deal or invest in real
                                                                estate, and (3) that the Fund may
                                                                purchase securities secured by
                                                                real estate or interests therein.
--------------------------------------------------------------------------------------------------
  Commodities               Purchase or sell commodities or     The Fund may not purchase or sell
                            commodity contracts (other than     commodities or contracts on
                            futures transactions for the        commodities except that the Fund
                            purposes and under the conditions   may engage in financial futures
                            described in the prospectuses and   contracts and related options and
                            in the SAI).                        currency contracts and related
                                                                options and may otherwise do so in
                                                                accordance with applicable law and
                                                                without registering as a commodity
                                                                pool operator under the Commodity
                                                                Exchange Act.
--------------------------------------------------------------------------------------------------
  Lending                   Make loans to others, except (1)    The Fund may not make loans to
                            through the purchase of debt        other persons, except that the
                            securities in accordance with its   Fund may lend its portfolio
                            investment objective and policies,  securities in accordance with
                            and (2) to the extent the entry     applicable law, as amended and
                            into a repurchase agreement is      interpreted or modified from time
                            deemed to be a loan.                to time by any regulatory
                                                                authority having jurisdiction and
                                                                the guidelines set forth in the
                                                                Fund's prospectus and statement of
                                                                additional information as they may
                                                                be amended from time to time. The
                                                                acquisition of investment
                                                                securities or other investment
                                                                instruments shall not be deemed to
                                                                be the making of a loan.

                                                                Note: Under SEC policy, a Fund may
                                                                lend its portfolio securities to
                                                                registered broker-dealers or other
                                                                institutional investors. However,
                                                                these loans may not exceed 33 1/3%
                                                                of the Fund's total assets taken
                                                                at market value. In addition, the
                                                                Fund must receive at least 100%
                                                                collateral.
--------------------------------------------------------------------------------------------------
  Buying Securities When    The Fund will not purchase          This investment limitation will be
  Borrowings Exceed 5%      additional securities when          eliminated.
                            borrowings exceed 5% of total
                            assets.
--------------------------------------------------------------------------------------------------

                          Current Fundamental Investment      Proposed Fundamental Investment
         Topic                     Restrictions                        Restrictions
----------------------------------------------------------------------------------------------
  Pledging              The Fund will not mortgage,         This investment limitation will be
                        pledge, or hypothecate any of its   eliminated.
                        assets except in connection with
                        any borrowings.
----------------------------------------------------------------------------------------------
  Margin Purchases and  The Fund will not purchase          This investment limitation will be
  Short Sales           securities on margin, or            eliminated.
                        participate on a joint or joint
                        and several basis in any
                        securities trading account.
----------------------------------------------------------------------------------------------

HEITMAN REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

                        Current Fundamental Investment      Proposed Fundamental Investment
        Topic                    Restrictions                        Restrictions
--------------------------------------------------------------------------------------------
  Diversification of  The Fund will not as to 75% of the  The Fund may not make any
  Investments         total assets of the portfolio,      investment inconsistent with the
                      purchase securities for the Fund    Fund's classification as a
                      of any issuer, if immediately       diversified series of an open-end
                      thereafter (1) more than 5% of the  investment company under the
                      Fund's total assets (taken at       Investment Company Act of 1940
                      market value) would be invested in  (the "1940 Act"). This restriction
                      the securities of such issuer, or   does not, however, apply to any
                      (2) more than 10% of the            Fund classified as non-diversified
                      outstanding voting securities of    series of an open-end investment
                      any class of such issuer would be   company under the 1940 Act.
                      held by the Fund, provided that
                      this limitation does not apply to   Note: The 1940 Act currently
                      U.S. government securities.         prohibits a diversified fund from
                                                          investing more than 5% of the
                                                          value of its total assets,
                                                          determined at market or other fair
                                                          value at the time of purchase. The
                                                          1940 Act also currently prohibits
                                                          diversified funds from investing
                                                          in more than 10% of the
                                                          outstanding voting securities of
                                                          any one issuer, determined at the
                                                          time of purchase. These
                                                          limitations only apply to 75% of
                                                          the fund's assets and do not apply
                                                          to investment in securities issued
                                                          or guaranteed by the U. S.
                                                          Government or its agencies or
                                                          instrumentalities. The 1940 Act
                                                          does not impose any investment
                                                          limitations on a non-diversified
                                                          fund. However, non-diversified
                                                          funds must comply with the
                                                          diversification requirements of
                                                          the Internal Revenue Code.
                                                          Currently, the Internal Revenue
                                                          Code permits a fund to invest 50%
                                                          of its total assets in to issuers
                                                          (i.e., 25% each) and, with respect
                                                          to 50% of its total assets,
                                                          requires the fund to be
                                                          diversified under the 5% of assets
                                                          and 10% of voting security tests
                                                          described above.
--------------------------------------------------------------------------------------------
  Borrowing           The Fund will not borrow, except    The Fund may not borrow money,
                      that (1) the Fund may borrow money  except to the extent permitted by
                      for temporary administrative        applicable law, as amended and
                      purposes provided that the          interpreted or modified from time
                      aggregate of all such borrowings    to time by any regulatory
                      does not exceed 33 1/3% of the      authority having jurisdiction and
                      value of the Fund's total assets    statement of additional
                      and is not for more than 60 days,   information as they may be amended
                      and (2) the Fund may enter into     from time to time.
                      interest-rate futures contracts.
                      The fund may not borrow for the     Note: Under the 1940 Act, a fund
                      purpose of leveraging its           may borrow from banks (as defined
                      investment portfolio. The fund may  in the 1940 Act) or enter into not purchase additional securities  reverse repurchase agreements, in
                      while outstanding borrowings        amounts up to 33 1/3% of its total
                      exceed 5% of the value of its       assets (including the amount
                      assets.                             borrowed). The fund may also
                                                          borrow up to an additional 5% of
                                                          its total assets for temporary
                                                          purposes. The 1940 Act prohibits
                                                          an investment company from
                                                          purchasing securities on margin,
                                                          participating in a joint

                           Current Fundamental Investment    Proposed Fundamental Investment
          Topic                     Restrictions                      Restrictions
---------------------------------------------------------------------------------------------
  Borrowing--(continued)                                   trading account or effecting a
                                                           short sale of any security in
                                                           contravention of SEC rules,
                                                           regulations or orders. The SEC has
                                                           issued no rules, regulations or
                                                           orders. The SEC staff, however,
                                                           has taken the position that
                                                           opening a margin account, which is
                                                           required to effect the short
                                                           sales, is a borrowing by an
                                                           investment company and not from a
                                                           bank, as is required by the 1940
                                                           Act. Therefore, it is proposed
                                                           that the fund preserve the right
                                                           to margin, participate in joint
                                                           trading accounts and engage in
                                                           short sales to the extent
                                                           permitted by SEC staff
                                                           interpretations and subject to any
                                                           guidelines adopted by the Board.
---------------------------------------------------------------------------------------------
  Issuing of Senior       None                             The Fund may not issue senior
  Securities                                               securities, except to the extent
                                                           permitted by applicable law, as
                                                           amended and interpreted or
                                                           modified from time to time by any
                                                           regulatory authority having
                                                           jurisdiction.

                                                           Note: Section 18(f) of the 1940
                                                           Act limits the ability of mutual
                                                           funds to issue or sell any senior
                                                           security. Generally, a senior
                                                           security means any bond, debenture
                                                           , note or similar obligation or
                                                           instrument evidencing
                                                           indebtedness. The SEC has
                                                           interpreted Section 18 also to
                                                           include any instrument that
                                                           creates a risk of leverage. Under
                                                           current SEC interpretations,
                                                           however, a fund may engage in
                                                           certain leveraged transactions if
                                                           it covers the transaction by
                                                           segregating an appropriate amount
                                                           of liquid assets. The following is
                                                           a list of permissible transactions
                                                           for which the SEC requires the
                                                           establishment of a segregated
                                                           account: purchasing securities on
                                                           a when-issued basis (also known as
                                                           firm commitments); selling
                                                           (writing) of put and call options;
                                                           futures contracts; buying and
                                                           selling options on future
                                                           contracts; forward foreign
                                                           currency exchange transactions;
                                                           reverse repurchase agreements;
                                                           short sales, except shart sales
                                                           against the box.
---------------------------------------------------------------------------------------------
  Underwriting            The Fund will not act as a       The Fund may not underwrite
                          securities underwriter.          securities of other issuers,
                                                           except insofar as the Fund may
                                                           technically be deemed to be an
                                                           underwriter under the Securities
                                                           Act of 1933 in connection with the
                                                           purchase or sale of its portfolio
                                                           securities.
---------------------------------------------------------------------------------------------
  Industry Concentration  None                             The Fund will concentrate its
                                                           investments in the real estate
                                                           industry.


                              Current Fundamental Investment      Proposed Fundamental Investment
           Topic                       Restrictions                        Restrictions
--------------------------------------------------------------------------------------------------
  Industry Concentration--                                      Note: The 1940 Act currently
  (continued)                                                   defines concentration as investing
                                                                more than 25% of a fund's total
                                                                assets, taken at market value, in
                                                                the securities of issuers
                                                                primarily engaged in any
                                                                particular industry (other than
                                                                securities issued or guaranteed by
                                                                the U. S. Government or its
                                                                agencies or instrumentalities.
--------------------------------------------------------------------------------------------------
  Investment in Real        The fund may not make investments   The Fund may not purchase or sell
  Estate                    in real estate (including real      real estate, except (1) to the
                            estate limited partnership          extent permitted by applicable
                            interests, but excluding readily    law, as amended and interpreted or
                            marketable interest in real estate  modified from time to time by any
                            investment trusts ("REITs") or      regulatory authority having
                            readily marketable securities of    jurisdiction (2) that the Fund may
                            companies which invest in real      invest in, securities of issuers
                            estate) or commodities or           that deal or invest in real
                            commodity contracts, although the   estate, and (3) that the Fund may
                            Fund may purchase securities of     purchase securities secured by
                            issuers which deal in real estate   real estate or interests therein.
                            and may purchase securities which
                            are secured by interests in real
                            estate, and the Fund may invest in
                            futures contracts and related
                            options.
--------------------------------------------------------------------------------------------------
  Commodities               None                                The Fund may not purchase or sell
                                                                commodities or contracts on
                                                                commodities except that the Fund
                                                                may engage in financial futures
                                                                contracts and related options and
                                                                currency contracts and related
                                                                options and may otherwise do so in
                                                                accordance with applicable law and
                                                                without registering as a commodity
                                                                pool operator under the Commodity
                                                                Exchange Act.
--------------------------------------------------------------------------------------------------
  Lending                   The Fund will not make loans,       The Fund may not make loans to
                            except that the Fund may (1)        other persons, except that the
                            purchase bonds, debentures and      Fund may lend its portfolio
                            other publicly-distributed          securities in accordance with
                            securities of a like nature, (2)    applicable law, as amended and
                            make loans in the form of call      interpreted or modified from time
                            loans or loans maturing in not      to time by any regulatory
                            more than one year which are        authority having jurisdiction and
                            secured by marketable collateral    the guidelines set forth in the
                            and are in amounts and on terms     Fund's prospectus and statement of
                            similar to those currently in       additional information as they may
                            effect in the case of loans made    be amended from time to time. The
                            by national banks, (3) enter into   acquisition of investment
                            repurchase agreements with respect  securities or other investment
                            to portfolio securities, and (4)    instruments shall not be deemed to
                            lend the portfolio securities of    be the making of a loan.
                            the Fund. The fund may not lend
                            the portfolio securities of the     Note: Under SEC policy, a Fund may
                            Fund in an amount in excess of 33%  lend its portfolio securities to
                            of the total assets of the Fund,    registered broker-dealers or other
                            taken at market value. Any loans    institutional investors. However,
                            of portfolio securities will be     these loans may not exceed 33 1/3%
                            made according to guidelines        of the Fund's total assets taken
                            established by the SEC and the      at market value. In addition, the
                            Directors, including the            Fund must receive at least 100%
                            borrower's maintaining collateral   collateral.
                            equal at all times to the value of
                            the securities loaned.
--------------------------------------------------------------------------------------------------
  Pledging                  While the Fund has the power to     This investment limitation will be
                            pledge its assets to secure         eliminated.
                            borrowings, the Fund has no
                            intention of pledging the assets
                            of the

                           Current Fundamental Investment      Proposed Fundamental Investment
          Topic                     Restrictions                        Restrictions
----------------------------------------------------------------------------------------------
  Pledging--(continued)  portfolio taken at market value in
                         any amount in excess of 33 1/3 of
                         the Fund's total assets taken at
                         market value. The deposit of
                         assets in escrow in connection
                         with the writing of covered put or
                         call options and the purchase of
                         securities on a when-issued or
                         delayed-delivery basis, and
                         collateral arrangements with
                         respect to the purchase and sale
                         of stock options and stock index
                         options and initial and variation
                         margin for futures contracts, are
                         not deemed to be pledges of assets
                         of the portfolio. Also, although
                         the Fund has the power to make
                         call loans, it has no intention to
                         do so.
----------------------------------------------------------------------------------------------

ICM SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

                        Current Fundamental Investment      Proposed Fundamental Investment
        Topic                    Restrictions                        Restrictions
--------------------------------------------------------------------------------------------
  Diversification of  The Fund will not with respect to   The Fund may not make any
  Investments         75% of its assets, (1) invest more  investment inconsistent with the than 5% of its total assets at the  Fund's classification as a
                      time of purchase in securities of   diversified series of an open-end
                      any single issuer (other than       investment company under the
                      obligations issued or guaranteed    Investment Company Act of 1940
                      as to principal and interest by     (the "1940 Act"). This restriction
                      the U.S. government or any of its   does not, however, apply to any
                      agencies or instrumentalities) or   Fund classified as non-diversified
                      (2) purchase more than 10% of any   series of an open-end investment
                      class of the outstanding voting     company under the 1940 Act.
                      securities of any issuer.
                                                          Note: The 1940 Act currently
                                                          prohibits a diversified fund from
                                                          investing more than 5% of the
                                                          value of its total assets,
                                                          determined at market or other fair
                                                          value at the time of purchase. The
                                                          1940 Act also currently prohibits
                                                          diversified funds from investing
                                                          in more than 10% of the
                                                          outstanding voting securities of
                                                          any one issuer, determined at the
                                                          time of purchase. These
                                                          limitations only apply to 75% of
                                                          the fund's assets and do not apply
                                                          to investment in securities issued
                                                          or guaranteed by the
                                                          U.S. Government or its agencies or
                                                          instrumentalities. The 1940 Act
                                                          does not impose any investment
                                                          limitations on a non-diversified
                                                          fund. However, non-diversified
                                                          funds must comply with the
                                                          diversification requirements of
                                                          the Internal Revenue Code.
                                                          Currently, the Internal Revenue
                                                          Code permits a fund to invest 50%
                                                          of its total assets in to issuers
                                                          (i.e., 25% each) and, with respect
                                                          to 50% of its total assets,
                                                          requires the fund to be
                                                          diversified under the 5% of assets
                                                          and 10% of voting security tests
                                                          described above.
--------------------------------------------------------------------------------------------
  Borrowing           The Fund will not borrow money,     The Fund may not borrow money,
                      except from banks and as a          except to the extent permitted by
                      temporary measure for               applicable law, as amended and
                      extraordinary or emergency          interpreted or modified from time
                      purposes and then, in no event, in  to time by any regulatory
                      excess of 10% of the Fund's gross   authority having jurisdiction and
                      assets valued at the lower of       statement of additional
                      market or cost.                     information as they may be amended
                                                          from time to time.

                                                          Note: Under the 1940 Act, a fund
                                                          may borrow from banks (as defined
                                                          in the 1940 Act) or enter into
                                                          reverse repurchase agreements, in
                                                          amounts up to 33 1/3 % of its
                                                          total assets (including the amount
                                                          borrowed). The fund may also
                                                          borrow up to an additional 5% of
                                                          its total assets for temporary
                                                          purposes. The 1940 Act prohibits
                                                          an investment company from
                                                          purchasing securities on margin,
                                                          participating in a joint

                            Current Fundamental Investment      Proposed Fundamental Investment
          Topic                      Restrictions                        Restrictions
------------------------------------------------------------------------------------------------
  Borrowing--(continued)                                      trading account or effecting a
                                                              short sale of any security in
                                                              contravention of SEC rules,
                                                              regulations or orders. The SEC has
                                                              issued no rules, regulations or
                                                              orders. The SEC staff, however,
                                                              has taken the position that
                                                              opening a margin account, which is
                                                              required to effect the short
                                                              sales, is a borrowing by an
                                                              investment company and not from a
                                                              bank, as is required by the 1940
                                                              Act. Therefore, it is proposed
                                                              that the fund preserve the right
                                                              to margin, participate in joint
                                                              trading accounts and engage in
                                                              short sales to the extent
                                                              permitted by SEC staff
                                                              interpretations and subject to any
                                                              guidelines adopted by the Board.
------------------------------------------------------------------------------------------------
  Issuing Senior          The Fund will not issue senior      The Fund may not issue senior
  Securities              securities, as defined in the 1940  securities, except to the extent
                          Act, except that this restriction   permitted by applicable law, as
                          shall not be deemed to prohibit     amended and interpreted or
                          the Fund from (1) making any        modified from time to time by any
                          permitted borrowings, mortgages or  regulatory authority having
                          pledges, or (2) entering into       jurisdiction.
                          options, futures or repurchase
                          transactions.                       Note: Section 18(f) of the 1940
                                                              Act limits the ability of mutual
                                                              funds to issue or sell any senior
                                                              security. Generally, a senior
                                                              security means any bond, debenture
                                                              , note or similar obligation or
                                                              instrument evidencing
                                                              indebtedness. The SEC has
                                                              interpreted Section 18 also to
                                                              include any instrument that
                                                              creates a risk of leverage. Under
                                                              current SEC interpretations,
                                                              however, a fund may engage in
                                                              certain leveraged transactions if
                                                              it covers the transaction by
                                                              segregating an appropriate amount
                                                              of liquid assets. The following is
                                                              a list of permissible transactions
                                                              for which the SEC requires the
                                                              establishment of a segregated
                                                              account: purchasing securities on
                                                              a when-issued basis (also known as
                                                              firm commitments); selling
                                                              (writing) of put and call options;
                                                              futures contracts; buying and
                                                              selling options on future
                                                              contracts; forward foreign
                                                              currency exchange transactions;
                                                              reverse repurchase agreements;
                                                              short sales, except short sales
                                                              against the box.
------------------------------------------------------------------------------------------------
  Underwriting            The Fund will not underwrite the    The Fund may not underwrite
                          securities of other issuers.        securities of other issuers,
                                                              except insofar as the Fund may
                                                              technically be deemed to be an
                                                              underwriter under the Securities
                                                              Act of 1933 in connection with the
                                                              purchase or sale of its portfolio
                                                              securities.
------------------------------------------------------------------------------------------------
  Industry Concentration  The Fund will not invest more than  The Fund may not concentrate its
                          25% of its assets in companies      investments in the securities of
                          within a single industry; however,  one or more issuers conducting
                          there are no limitations            their principal business
                                                              activities in

                              Current Fundamental Investment      Proposed Fundamental Investment
           Topic                       Restrictions                        Restrictions
--------------------------------------------------------------------------------------------------
  Industry Concentration--  on investments made in instruments  the same industry (other than
  (continued)               issued or guaranteed by the U.S.    securities issued or guaranteed by
                            government and its agencies when    the U.S. government or its
                            the Fund adopts a temporary         agencies or instrumentalities.
                            defensive position.
                                                                Note: The 1940 Act currently
                                                                defines concentration as investing
                                                                more than 25% of a fund's total
                                                                assets, taken at market value, in
                                                                the securities of issuers
                                                                primarily engaged in any
                                                                particular industry (other than
                                                                securities issued or guaranteed by
                                                                the U. S. Government or its
                                                                agencies or instrumentalities.
--------------------------------------------------------------------------------------------------
  Investment in Real        The Fund will not purchase or sell  The Fund may not purchase or sell
  Estate                    real estate, although it may        real estate, except (1) to the
                            purchase and sell securities of     extent permitted by applicable
                            companies which deal in real        law, as amended and interpreted or
                            estate and may purchase and sell    modified from time to time by any
                            securities which are secured by     regulatory authority having
                            interests in real estate.           jurisdiction (2) that the Fund may
                                                                invest in, securities of issuers
                                                                that deal or invest in real
                                                                estate, and (3) that the Fund may
                                                                purchase securities secured by
                                                                real estate or interests therein.
--------------------------------------------------------------------------------------------------
  Commodities               The Fund will not invest in         The Fund may not purchase or sell
                            commodities except that the Fund    commodities or contracts on
                            may invest in futures contracts     commodities except that the Fund
                            and options to the extent that not  may engage in financial futures
                            more than 5% of the Fund's assets   contracts and related options and
                            are required as deposit to secure   currency contracts and related
                            obligations under futures           options and may otherwise do so in
                            contracts.                          accordance with applicable law and
                                                                without registering as a commodity
                                                                pool operator under the Commodity
                                                                Exchange Act.
--------------------------------------------------------------------------------------------------
  Lending                   The Fund will not make loans        The Fund may not make loans to
                            except (1) by purchasing debt       other persons, except that the
                            securities in accordance with its   Fund may lend its portfolio
                            investment objectives and           securities in accordance with
                            policies, or entering into          applicable law, as amended and
                            repurchase agreements or (2) by     interpreted or modified from time
                            lending its portfolio securities    to time by any regulatory
                            to banks, brokers, dealers and      authority having jurisdiction and
                            other financial institutions so     the guidelines set forth in the
                            long as these loans are made in     Fund's prospectus and statement of
                            compliance with the 1940 Act or     additional information as they may
                            the rules and regulations or        be amended from time to time. The
                            interpretations of the SEC.         acquisition of investment
                                                                securities or other investment
                                                                instruments shall not be deemed to
                                                                be the making of a loan.

                                                                Note: Under SEC policy, a Fund may
                                                                lend its portfolio securities to
                                                                registered broker-dealers or other
                                                                institutional investors. However,
                                                                these loans may not exceed 33 1/3%
                                                                of the Fund's total assets taken
                                                                at market value. In addition, the
                                                                Fund must receive at least 100%
                                                                collateral.
--------------------------------------------------------------------------------------------------
  Illiquid or Restricted    The Fund will not invest more than  This investment limitation will be
  Securities                an aggregate of 10% of the net      eliminated. However, the Board
                            assets of the Fund, determined at   will adopt the following non-
                            the time of investment,             fundamental investment

                              Current Fundamental Investment      Proposed Fundamental Investment
           Topic                       Restrictions                        Restrictions
--------------------------------------------------------------------------------------------------
  Illiquid or Restricted    in securities subject to legal or   limitation: The Fund will not
  Securities--(continued)   contractual restrictions on resale  invest more than 15% of its net
                            or securities for which there are   assets in illiquid securities.
                            no readily available markets,
                            including repurchase agreements
                            having maturities of more than
                            seven days.
--------------------------------------------------------------------------------------------------
  Control or Management     The Fund will not invest for the    This investment limitation will be
                            purpose of exercising control over  eliminated.
                            management of any company.
--------------------------------------------------------------------------------------------------
  Unseasoned Issuers        The Fund will not invest more than  This investment limitation will be
                            5% of its assets at the time of     eliminated.
                            purchase in the securities of
                            companies that have (with
                            predecessors) a continuous
                            operating history of less than
                            3 years.
--------------------------------------------------------------------------------------------------
  Buying Securities When    The Fund will not purchase          This investment limitation will be
  Borrowings Exceed 5%      additional securities when          eliminated.
                            borrowings exceed 5% of total
                            assets.
--------------------------------------------------------------------------------------------------
  Pledging                  The Fund will not pledge,           This investment limitation will be
                            mortgage, or hypothecate any of     eliminated.
                            its assets to an extent greater
                            than 10% of its total assets at
                            fair market value.
--------------------------------------------------------------------------------------------------
  Margin Purchases and      The Fund will not purchase on       This investment limitation will be
  Short Sales               margin or sell short except as      eliminated.
                            provided herein.
--------------------------------------------------------------------------------------------------
  Directors' Ownership of   The Fund will not purchase or       This investment limitation will be
  Shares                    retain securities of an issuer if   eliminated.
                            those officers and Directors or
                            its investment adviser owning more
                            than 1/2 of 1% of such securities
                            together own more than 5% of such
                            securities.
--------------------------------------------------------------------------------------------------
  Interests In Oil, Gas Or  The Fund will not write or acquire  This investment limitation will be
  Other Mineral             options or interests in oil, gas    eliminated.
  Exploration Or            or other mineral exploration or
  Development Programs      development programs.
--------------------------------------------------------------------------------------------------

MJI INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                        Current Fundamental Investment      Proposed Fundamental Investment
        Topic                    Restrictions                        Restrictions
--------------------------------------------------------------------------------------------
  Diversification of  The Fund will not with respect to   The Fund may not make any
  Investments         75% of its assets, (1) invest more  investment inconsistent with the than 5% of its total assets at the  Fund's classification as a
                      time of purchase in securities of   diversified series of an open-end
                      any single issuer (other than       investment company under the
                      obligations issued or guaranteed    Investment Company Act of 1940
                      as to principal and interest by     (the "1940 Act"). This restriction
                      the U.S. government or any of its   does not, however, apply to any
                      agencies or instrumentalities) or   Fund classified as non-diversified
                      (2) purchase more than 10% of any   series of an open-end investment
                      class of the outstanding voting     company under the 1940 Act.
                      securities of any one issuer.
                                                          Note: The 1940 Act currently
                                                          prohibits a diversified fund from
                                                          investing more than 5% of the
                                                          value of its total assets,
                                                          determined at market or other fair
                                                          value at the time of purchase. The
                                                          1940 Act also currently prohibits
                                                          diversified funds from investing
                                                          in more than 10% of the
                                                          outstanding voting securities of
                                                          any one issuer, determined at the
                                                          time of purchase. These
                                                          limitations only apply to 75% of
                                                          the fund's assets and do not apply
                                                          to investment in securities issued
                                                          or guaranteed by the U. S.
                                                          Government or its agencies or
                                                          instrumentalities. The 1940 Act
                                                          does not impose any investment
                                                          limitations on a non-diversified
                                                          fund. However, non-diversified
                                                          funds must comply with the
                                                          diversification requirements of
                                                          the Internal Revenue Code.
                                                          Currently, the Internal Revenue
                                                          Code permits a fund to invest 50%
                                                          of its total assets in to issuers
                                                          (i.e., 25% each) and, with respect
                                                          to 50% of its total assets,
                                                          requires the fund to be
                                                          diversified under the 5% of assets
                                                          and 10% of voting security tests
                                                          described above.
--------------------------------------------------------------------------------------------
  Borrowing           The Fund will not borrow money,     The Fund may not borrow money,
                      except from banks and as a          except to the extent permitted by
                      temporary measure for               applicable law, as amended and
                      extraordinary or emergency          interpreted or modified from time
                      purposes and then, in no event, in  to time by any regulatory
                      excess of 33 1/3% of the Fund's     authority having jurisdiction and
                      gross assets valued at the lower    statement of additional
                      of market or cost.                  information as they may be amended
                                                          from time to time.

                                                          Note: Under the 1940 Act, a fund
                                                          may borrow from banks (as defined
                                                          in the 1940 Act) or enter into
                                                          reverse repurchase agreements, in
                                                          amounts up to 33 1/3 % of its
                                                          total assets (including the amount
                                                          borrowed). The fund may also
                                                          borrow up to an additional 5% of
                                                          its total assets for temporary
                                                          purposes. The 1940 Act prohibits
                                                          an investment company from
                                                          purchasing securities on margin,
                                                          participating in a joint trading
                                                          account or effecting a short sale
                                                          of any security in contravention
                                                          of SEC rules, regulations or

                            Current Fundamental Investment      Proposed Fundamental Investment
          Topic                      Restrictions                        Restrictions
------------------------------------------------------------------------------------------------
  Borrowing--(continued)                                      orders. The SEC has issued no
                                                              rules, regulations or orders. The
                                                              SEC staff, however, has taken the
                                                              position that opening a margin
                                                              account, which is required to
                                                              effect the short sales, is a
                                                              borrowing by an investment company
                                                              and not from a bank, as is
                                                              required by the 1940 Act.
                                                              Therefore, it is proposed that the
                                                              fund preserve the right to margin,
                                                              participate in joint trading
                                                              accounts and engage in short sales
                                                              to the extent permitted by SEC
                                                              staff interpretations and subject
                                                              to any guidelines adopted by the
                                                              Board.
------------------------------------------------------------------------------------------------
  Issuing of Senior       The Fund will not issue senior      The Fund may not issue senior
  Securities              securities, as defined in the 1940  securities, except to the extent
                          Act, except that this restriction   permitted by applicable law, as
                          shall not be deemed to prohibit     amended and interpreted or
                          the Fund from (1) making any        modified from time to time by any
                          permitted borrowings, mortgages or  regulatory authority having
                          pledges, or (2) entering into       jurisdiction.
                          options, futures or repurchase
                          transactions.                       Note: Section 18(f) of the 1940
                                                              Act limits the ability of mutual
                                                              funds to issue or sell any senior
                                                              security. Generally, a senior
                                                              security means any bond,
                                                              debenture, note or similar
                                                              obligation or instrument
                                                              evidencing indebtedness. The SEC
                                                              has interpreted Section 18 also to
                                                              include any instrument that
                                                              creates a risk of leverage. Under
                                                              current SEC interpretations,
                                                              however, a fund may engage in
                                                              certain leveraged transactions if
                                                              it covers the transaction by
                                                              segregating an appropriate amount
                                                              of liquid assets. The following is
                                                              a list of permissible transactions
                                                              for which the SEC requires the
                                                              establishment of a segregated
                                                              account: purchasing securities on
                                                              a when-issued basis (also known as
                                                              firm commitments); selling
                                                              (writing) of put and call options;
                                                              futures contracts; buying and
                                                              selling options on future
                                                              contracts; forward foreign
                                                              currency exchange transactions;
                                                              reverse repurchase agreements;
                                                              short sales; except short sales
                                                              against the box.
------------------------------------------------------------------------------------------------
  Underwriting            The Fund will not underwrite the    The Fund may not underwrite
                          securities of other issuers.        securities of other issuers,
                                                              except insofar as the Fund may
                                                              technically be deemed to be an
                                                              underwriter under the Securities
                                                              Act of 1933 in connection with the
                                                              purchase or sale of its portfolio
                                                              securities.
------------------------------------------------------------------------------------------------
  Industry Concentration  The Fund will not invest more than  The Fund may not concentrate its
                          25% of its assets in companies      investments in the securities of
                          within a single industry; however,  one or more issuers conducting
                          there are no limitations on         their principal business
                          investments made in instruments     activities in the same industry
                          issued or guaranteed by the U.S.    (other than securities issued or
                          government and its agencies when    guaranteed by the U.S. government
                          the Fund adopts a temporary         or its agencies or
                          defensive position.                 instrumentalities).


                              Current Fundamental Investment      Proposed Fundamental Investment
           Topic                       Restrictions                        Restrictions
--------------------------------------------------------------------------------------------------
  Industry Concentration--                                      Note: The 1940 Act currently
  (continued)                                                   defines concentration as investing
                                                                more than 25% of a fund's total
                                                                assets, taken at market value, in
                                                                the securities of issuers
                                                                primarily engaged in any
                                                                particular industry (other than
                                                                securities issued or guaranteed by
                                                                the U. S. Government or its
                                                                agencies or instrumentalities.
--------------------------------------------------------------------------------------------------
  Investment in Real        The Fund will not invest, purchase  The Fund may not purchase or sell
  Estate                    or sell real estate or real estate  real estate, except (1) to the
                            limited partnerships, although it   extent permitted by applicable
                            may purchase and sell securities    law, as amended and interpreted or
                            of companies which deal in real     modified from time to time by any
                            estate and may purchase and sell    regulatory authority having
                            securities which are secured by     jurisdiction (2) that the Fund may
                            interests in real estate.           invest in, securities of issuers
                                                                that deal or invest in real
                                                                estate, and (3) that the Fund may
                                                                purchase securities secured by
                                                                real estate or interests therein.
--------------------------------------------------------------------------------------------------
  Commodities               The Fund will not invest in         The Fund may not purchase or sell
                            physical commodities or contracts   commodities or contracts on
                            on physical commodities.            commodities except that the Fund
                                                                may engage in financial futures
                                                                contracts and related options and
                                                                currency contracts and related
                                                                options and may otherwise do so in
                                                                accordance with applicable law and
                                                                without registering as a commodity
                                                                pool operator under the Commodity
                                                                Exchange Act.
--------------------------------------------------------------------------------------------------
  Lending                   The Fund will not make loans        The Fund may not make loans to
                            except (1) by purchasing debt       other persons, except that the
                            securities in accordance with its   Fund may lend its portfolio
                            investment objectives and (2) by    securities in accordance with
                            lending its portfolio securities    applicable law, as amended and
                            to banks, brokers, dealers and      interpreted or modified from time
                            other financial institutions so     to time by any regulatory
                            long as the loans are not           authority having jurisdiction and
                            inconsistent with the 1940 Act or   the guidelines set forth in the
                            the rules and regulations or        Fund's prospectus and statement of
                            interpretations of the SEC          additional information as they may
                            thereunder.                         be amended from time to time. The
                                                                acquisition of investment
                                                                securities or other investment
                                                                instruments shall not be deemed to
                                                                be the making of a loan.

                                                                Note: Under SEC policy, a Fund may
                                                                lend its portfolio securities to
                                                                registered broker-dealers or other
                                                                institutional investors. However,
                                                                these loans may not exceed 33 1/3%
                                                                of the Fund's total assets taken
                                                                at market value. In addition, the
                                                                Fund must receive at least 100%
                                                                collateral.
--------------------------------------------------------------------------------------------------

MCKEE DOMESTIC EQUITY PORTFOLIO
MCKEE INTERNATIONAL EQUITY PORTFOLIO
MCKEE U.S. GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------

                        Current Fundamental Investment      Proposed Fundamental Investment
        Topic                    Restrictions                        Restrictions
--------------------------------------------------------------------------------------------
  Diversification of  The Fund will not with respect to   The Fund may not make any
  Investment          50% of its assets, (1) invest more  investment inconsistent with the than 5% of its total assets at the  Fund's classification as a
                      time of purchase in securities of   diversified series of an open-end
                      any single issuer (other than       investment company under the
                      obligations issued or guaranteed    Investment Company Act of 1940
                      as to principal and interest by     (the "1940 Act"). This restriction
                      the U.S. government or any agency   does not, however, apply to any
                      or instrumentality thereof) or (2)  Fund classified as non-diversified
                      purchase more than 10% of any       series of an open-end investment
                      class of the outstanding voting     company under the 1940 Act.
                      securities of any issuer.
                                                          Note: The 1940 Act currently
                                                          prohibits a diversified fund from
                                                          investing more than 5% of the
                                                          value of its total assets,
                                                          determined at market or other fair
                                                          value at the time of purchase. The
                                                          1940 Act also currently prohibits
                                                          diversified funds from investing
                                                          in more than 10% of the
                                                          outstanding voting securities of
                                                          any one issuer, determined at the
                                                          time of purchase. These
                                                          limitations only apply to 75% of
                                                          the fund's assets and do not apply
                                                          to investment in securities issued
                                                          or guaranteed by the U. S.
                                                          Government or its agencies or
                                                          instrumentalities. The 1940 Act
                                                          does not impose any investment
                                                          limitations on a non-diversified
                                                          fund. However, non-diversified
                                                          funds must comply with the
                                                          diversification requirements of
                                                          the Internal Revenue Code.
                                                          Currently, the Internal Revenue
                                                          Code permits a fund to invest 50%
                                                          of its total assets in to issuers
                                                          (i.e., 25% each) and, with respect
                                                          to 50% of its total assets,
                                                          requires the fund to be
                                                          diversified under the 5% of assets
                                                          and 10% of voting security tests
                                                          described above.
--------------------------------------------------------------------------------------------
  Borrowing           The Fund will not borrow, except    The Fund may not borrow money,
                      from banks and as a temporary       except to the extent permitted by
                      measure for extraordinary or        applicable law, as amended and
                      emergency purposes and then, in no  interpreted or modified from time event, in excess of 33 1/3% of the  to time by any regulatory
                      Fund's gross assets valued at the   authority having jurisdiction and
                      lower of market or cost.            statement of additional
                                                          information as they may be amended
                                                          from time to time.

                                                          Note: Under the 1940 Act, a fund
                                                          may borrow from banks (as defined
                                                          in the 1940 Act) or enter into
                                                          reverse repurchase agreements, in
                                                          amounts up to 33 1/3 % of its
                                                          total assets (including the amount
                                                          borrowed). The fund may also
                                                          borrow up to an additional 5% of
                                                          its total assets for temporary
                                                          purposes.

                            Current Fundamental Investment      Proposed Fundamental Investment
          Topic                      Restrictions                        Restrictions
------------------------------------------------------------------------------------------------
  Borrowing--(continued)                                      The 1940 Act prohibits an
                                                              investment company from purchasing
                                                              securities on margin,
                                                              participating in a joint trading
                                                              account or effecting a short sale
                                                              of any security in contravention
                                                              of SEC rules, regulations or
                                                              orders. The SEC has issued no
                                                              rules, regulations or orders. The
                                                              SEC staff, however, has taken the
                                                              position that opening a margin
                                                              account, which is required to
                                                              effect the short sales, is a
                                                              borrowing by an investment company
                                                              and not from a bank, as is
                                                              required by the 1940 Act.
                                                              Therefore, it is proposed that the
                                                              fund preserve the right to margin,
                                                              participate in joint trading
                                                              accounts and engage in short sales
                                                              to the extent permitted by SEC
                                                              staff interpretations and subject
                                                              to any guidelines adopted by the
                                                              Board.
------------------------------------------------------------------------------------------------
  Issuing of Senior       The Fund will not issue senior      The Fund may not issue senior
  Securities              securities, as defined in the 1940  securities, except to the extent
                          Act, except that this restriction   permitted by applicable law, as
                          shall not be deemed to prohibit     amended and interpreted or
                          the Fund from (1) making any        modified from time to time by any
                          permitted borrowings, mortgages or  regulatory authority having
                          pledges, or (2) entering into       jurisdiction.
                          repurchase transactions.
                                                              Note: Section 18(f) of the 1940
                                                              Act limits the ability of mutual
                                                              funds to issue or sell any senior
                                                              security. Generally, a senior
                                                              security means any bond, debenture
                                                              , note or similar obligation or
                                                              instrument evidencing
                                                              indebtedness. The SEC has
                                                              interpreted Section 18 also to
                                                              include any instrument that
                                                              creates a risk of leverage. Under
                                                              current SEC interpretations,
                                                              however, a fund may engage in
                                                              certain leveraged transactions if
                                                              it covers the transaction by
                                                              segregating an appropriate amount
                                                              of liquid assets. The following is
                                                              a list of permissible transactions
                                                              for which the SEC requires the
                                                              establishment of a segregated
                                                              account: purchasing securities on
                                                              a when-issued basis (also known as
                                                              firm commitments); selling
                                                              (writing) of put and call options;
                                                              futures contracts; buying and
                                                              selling options on future
                                                              contracts; forward foreign
                                                              currency exchange transactions;
                                                              reverse repurchase agreements;
                                                              short sales; except short sales
                                                              against the box.
------------------------------------------------------------------------------------------------
  Underwriting            The Fund will not underwrite the    The Fund may not underwrite
                          securities of other issuers.        securities of other issuers,
                                                              except insofar as the Fund may
                                                              technically be deemed to be an
                                                              underwriter under the Securities
                                                              Act of 1933 in connection with the
                                                              purchase or sale of its portfolio
                                                              securities.
------------------------------------------------------------------------------------------------
  Industry Concentration  The Fund will not invest more than  The Fund may not concentrate its
                          25% of its assets in companies      investments in the securities of
                          within a single                     one or more issuers

                              Current Fundamental Investment      Proposed Fundamental Investment
           Topic                       Restrictions                        Restrictions
--------------------------------------------------------------------------------------------------
  Industry Concentration--  industry; however, there are no     conducting their principal
  (continued)               limitations on investments made in  business activities in the same
                            instruments issued or guaranteed    industry (other than securities
                            by the U.S. government and its      issued or guaranteed by the U.S.
                            agencies when the Fund adopts a     government or its agencies or
                            temporary defensive position.       instrumentalities).

                                                                Note: The 1940 Act currently
                                                                defines concentration as investing
                                                                more than 25% of a fund's total
                                                                assets, taken at market value, in
                                                                the securities of issuers
                                                                primarily engaged in any
                                                                particular industry (other than
                                                                securities issued or guaranteed by
                                                                the U. S. Government or its
                                                                agencies or instrumentalities.
--------------------------------------------------------------------------------------------------
  Investment in Real        The Fund will not purchase or sell  The Fund may not purchase or sell
  Estate                    real estate or real estate limited  real estate, except (1) to the
                            partnerships, although it may       extent permitted by applicable
                            purchase and sell securities of     law, as amended and interpreted or
                            companies which deal in real        modified from time to time by any
                            estate and may purchase and sell    regulatory authority having
                            securities which are secured by     jurisdiction (2) that the Fund may
                            interests in real estate.           invest in, securities of issuers
                                                                that deal or invest in real
                                                                estate, and (3) that the Fund may
                                                                purchase securities secured by
                                                                real estate or interests therein.
--------------------------------------------------------------------------------------------------
  Commodities               The Fund will not invest in         The Fund may not purchase or sell
                            physical commodities or contracts   commodities or contracts on
                            on physical commodities.            commodities except that the Fund
                                                                may engage in financial futures
                                                                contracts and related options and
                                                                currency contracts and related
                                                                options and may otherwise do so in
                                                                accordance with applicable law and
                                                                without registering as a commodity
                                                                pool operator under the Commodity
                                                                Exchange Act.
--------------------------------------------------------------------------------------------------
  Lending                   The Fund will not make loans        The Fund may not make loans to
                            except by purchasing debt           other persons, except that the
                            securities in accordance with its   Fund may lend its portfolio
                            investment objective and policies,  securities in accordance with
                            or entering into repurchase         applicable law, as amended and
                            agreements, or by lending its       interpreted or modified from time
                            portfolio securities to banks,      to time by any regulatory
                            brokers, dealers and other          authority having jurisdiction and
                            financial institutions so long as   the guidelines set forth in the
                            the loans are made in compliance    Fund's prospectus and statement of
                            with the 1940 Act or the rules and  additional information as they may
                            regulations or interpretations of   be amended from time to time. The
                            the SEC.                            acquisition of investment
                                                                securities or other investment
                                                                instruments shall not be deemed to
                                                                be the making of a loan.

                                                                Note: Under SEC policy, a Fund may
                                                                lend its portfolio securities to
                                                                registered broker-dealers or other
                                                                institutional investors. However,
                                                                these loans may not exceed 33 1/3%
                                                                of the Fund's total assets taken
                                                                at market value. In addition, the
                                                                Fund must receive at least 100%
                                                                collateral.
--------------------------------------------------------------------------------------------------

                              Current Fundamental Investment      Proposed Fundamental Investment
           Topic                       Restrictions                        Restrictions
--------------------------------------------------------------------------------------------------
  Illiquid or Restricted    The Fund will not invest more than  This investment limitation will be
  Securities                an aggregate of 15% of the assets   eliminated. However, the Board
                            of the Fund, determined at the      will adopt the following non-
                            time of investment, in securities   fundamental investment limitation:
                            subject to legal or contractual     The Fund will not invest more than
                            restrictions on resale or           15% of its net assets in illiquid
                            securities for which there are no   securities.
                            readily available markets.
--------------------------------------------------------------------------------------------------
  Control or Management     The Fund will not invest for the    This investment limitation will be
                            purpose of exercising control over  eliminated.
                            management of any company.
--------------------------------------------------------------------------------------------------
  Margin Purchases and      The Fund will not purchase on       This investment limitation will be
  Short Sales               margin or sell short.               eliminated.
--------------------------------------------------------------------------------------------------
  Directors' Ownership of   The Fund will not purchase or       This investment limitation will be
  Shares                    retain securities of an issuer if   eliminated.
                            those officers and Directors or
                            its investment adviser owning more
                            than 1/2 of 1% of such securities
                            together own more than 5% of such
                            securities.
--------------------------------------------------------------------------------------------------
  Interests In Oil, Gas Or  The Fund will not write or acquire  This investment limitation will be
  Other Mineral             options or interests in oil, gas    eliminated.
  Exploration Or            or other mineral exploration or
  Development Programs      development programs.
--------------------------------------------------------------------------------------------------

MCKEE SMALL CAP EQUITY PORTFOLIO
NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------------------
                        Current Fundamental Investment      Proposed Fundamental Investment
        Topic                    Restrictions                        Restrictions
--------------------------------------------------------------------------------------------
  Diversification of  The Fund will not with respect to   The Fund may not make any
  Investments         75% of its assets, (1) invest more  investment inconsistent with the than 5% of its total assets at the  Fund's classification as a
                      time of purchase in securities of   diversified series of an open-end
                      any single issuer (other than       investment company under the
                      obligations issued or guaranteed    Investment Company Act of 1940
                      as to principal and interest by     (the "1940 Act"). This restriction
                      the U.S. government or any agency   does not, however, apply to any
                      or instrumentality thereof) or (2)  Fund classified as non-diversified
                      purchase more than 10% of any       series of an open-end investment
                      class of the outstanding voting     company under the 1940 Act.
                      securities of any issuer.
                                                          Note: The 1940 Act currently
                                                          prohibits a diversified fund from
                                                          investing more than 5% of the
                                                          value of its total assets,
                                                          determined at market or other fair
                                                          value at the time of purchase. The
                                                          1940 Act also currently prohibits
                                                          diversified funds from investing
                                                          in more than 10% of the
                                                          outstanding voting securities of
                                                          any one issuer, determined at the
                                                          time of purchase. These
                                                          limitations only apply to 75% of
                                                          the fund's assets and do not apply
                                                          to investment in securities issued
                                                          or guaranteed by the U.S.
                                                          government or its agencies or
                                                          instrumentalities. The 1940 Act
                                                          does not impose any investment
                                                          limitations on a non-diversified
                                                          fund. However, non-diversified
                                                          funds must comply with the
                                                          diversification requirements of
                                                          the Internal Revenue Code.
                                                          Currently, the Internal Revenue
                                                          Code permits a fund to invest 50%
                                                          of its total assets in to issuers
                                                          (i.e., 25% each) and, with respect
                                                          to 50% of its total assets,
                                                          requires the fund to be
                                                          diversified under the 5% of assets
                                                          and 10% of voting security tests
                                                          described above.
--------------------------------------------------------------------------------------------
  Borrowing           The Fund will not borrow money,     The Fund may not borrow money,
                      except from banks and as a          except to the extent permitted by
                      temporary measure for               applicable law, as amended and
                      extraordinary or emergency          interpreted or modified from time
                      purposes and then, in no event, in  to time by any regulatory
                      excess of 33 1/3% of the Fund's     authority having jurisdiction and
                      gross assets valued at the lower    statement of additional
                      of market or cost.                  information as they may be amended
                                                          from time to time.

                                                          Note: Under the 1940 Act, a fund
                                                          may borrow from banks (as defined
                                                          in the 1940 Act) or enter into
                                                          reverse repurchase agreements, in
                                                          amounts up to 33 1/3 % of its
                                                          total assets (including the amount
                                                          borrowed). The fund may also
                                                          borrow up to an additional 5% of
                                                          its total assets for temporary
                                                          purposes. The 1940 Act prohibits
                                                          an investment

                            Current Fundamental Investment      Proposed Fundamental Investment
          Topic                      Restrictions                        Restrictions
------------------------------------------------------------------------------------------------
  Borrowing--(continued)                                      company from purchasing securities
                                                              on margin, participating in a
                                                              joint trading account or effecting
                                                              a short sale of any security in
                                                              contravention of SEC rules,
                                                              regulations or orders. The SEC has
                                                              issued no rules, regulations or
                                                              orders. The SEC staff, however,
                                                              has taken the position that
                                                              opening a margin account, which is
                                                              required to effect the short
                                                              sales, is a borrowing by an
                                                              investment company and not from a
                                                              bank, as is required by the 1940
                                                              Act. Therefore, it is proposed
                                                              that the fund preserve the right
                                                              to margin, participate in joint
                                                              trading accounts and engage in
                                                              short sales to the extent
                                                              permitted by SEC staff
                                                              interpretations and subject to any
                                                              guidelines adopted by the Board.
------------------------------------------------------------------------------------------------
  Issuing of Senior       The Fund will not issue senior      The Fund may not issue senior
  Securities              securities, as defined in the 1940  securities, except to the extent
                          Act, except that this restriction   permitted by applicable law, as
                          shall not be deemed to prohibit     amended and interpreted or
                          the Fund from (1) making any        modified from time to time by any
                          permitted borrowings, mortgages or  regulatory authority having
                          pledges, or (2) entering into       jurisdiction.
                          repurchase transactions.
                                                              Note: Section 18(f) of the 1940
                                                              Act limits the ability of mutual
                                                              funds to issue or sell any senior
                                                              security. Generally, a senior
                                                              security means any bond,
                                                              debenture, note or similar
                                                              obligation or instrument
                                                              evidencing indebtedness. The SEC
                                                              has interpreted Section 18 also to
                                                              include any instrument that
                                                              creates a risk of leverage. Under
                                                              current SEC interpretations,
                                                              however, a fund may engage in
                                                              certain leveraged transactions if
                                                              it covers the transaction by
                                                              segregating an appropriate amount
                                                              of liquid assets. The following is
                                                              a list of permissible transactions
                                                              for which the SEC requires the
                                                              establishment of a segregated
                                                              account: purchasing securities on
                                                              a when-issued basis (also known as
                                                              firm commitments); selling
                                                              (writing) of put and call options;
                                                              futures contracts; buying and
                                                              selling options on future
                                                              contracts; forward foreign
                                                              currency exchange transactions;
                                                              reverse repurchase agreements;
                                                              short sales, except short sales
                                                              against the box.
------------------------------------------------------------------------------------------------
  Underwriting            The Fund will not underwrite the    The Fund may not underwrite
                          securities of other issuers.        securities of other issuers,
                                                              except insofar as the Fund may
                                                              technically be deemed to be an
                                                              underwriter under the Securities
                                                              Act of 1933 in connection with the
                                                              purchase or sale of its portfolio
                                                              securities.
------------------------------------------------------------------------------------------------
  Industry Concentration  The Fund will not invest more than  The Fund may not concentrate its
                          25% of its assets in companies      investments in the securities of
                          within a single                     one or more issuers

                              Current Fundamental Investment      Proposed Fundamental Investment
           Topic                       Restrictions                        Restrictions
--------------------------------------------------------------------------------------------------
  Industry Concentration--  industry; however, there are no     conducting their principal
  (continued)               limitations on investments made in  business activities in the same
                            instruments issued or guaranteed    industry (other than securities
                            by the U.S. government and its      issued or guaranteed by the U.S.
                            agencies when the Fund adopts a     government or its agencies or
                            temporary defensive position.       instrumentalities.

                                                                Note: The 1940 Act currently
                                                                defines concentration as investing
                                                                more than 25% of a fund's total
                                                                assets, taken at market value, in
                                                                the securities of issuers
                                                                primarily engaged in any
                                                                particular industry (other than
                                                                securities issued or guaranteed by
                                                                the U.S. government or its
                                                                agencies or instrumentalities.
--------------------------------------------------------------------------------------------------
  Investment in Real        The Fund will not purchase or sell  The Fund may not purchase or sell
  Estate                    real estate or real estate limited  real estate, except (1) to the
                            partnerships, although it may       extent permitted by applicable
                            purchase and sell securities of     law, as amended and interpreted or
                            companies which deal in real        modified from time to time by any
                            estate and may purchase and sell    regulatory authority having
                            securities which are secured by     jurisdiction (2) that the Fund may
                            interests in real estate.           invest in, securities of issuers
                                                                that deal or invest in real
                                                                estate, and (3) that the Fund may
                                                                purchase securities secured by
                                                                real estate or interests therein.
--------------------------------------------------------------------------------------------------
  Commodities               The Fund will not invest in         The Fund may not purchase or sell
                            physical commodities or contracts   commodities or contracts on
                            on physical commodities.            commodities except that the Fund
                                                                may engage in financial futures
                                                                contracts and related options and
                                                                currency contracts and related
                                                                options and may otherwise do so in
                                                                accordance with applicable law and
                                                                without registering as a commodity
                                                                pool operator under the Commodity
                                                                Exchange Act.
--------------------------------------------------------------------------------------------------
  Lending                   The Fund will not make loans        The Fund may not make loans to
                            except by purchasing debt           other persons, except that the
                            securities in accordance with its   Fund may lend its portfolio
                            investment objective and policies,  securities in accordance with
                            or entering into repurchase         applicable law, as amended and
                            agreements, or by lending its       interpreted or modified from time
                            portfolio securities to banks,      to time by any regulatory
                            brokers, dealers and other          authority having jurisdiction and
                            financial institutions so long as   the guidelines set forth in the
                            the loans are made in compliance    Fund's prospectus and statement of
                            with the 1940 Act or the rules and  additional information as they may
                            regulations or interpretations of   be amended from time to time. The
                            the SEC.                            acquisition of investment
                                                                securities or other investment
                                                                instruments shall not be deemed to
                                                                be the making of a loan.

                                                                Note: Under SEC policy, a Fund may
                                                                lend its portfolio securities to
                                                                registered broker-dealers or other
                                                                institutional investors. However,
                                                                these loans may not exceed 33 1/3%
                                                                of the Fund's total assets taken
                                                                at market value. In addition, the
                                                                Fund must receive at least 100%
                                                                collateral.
--------------------------------------------------------------------------------------------------

                              Current Fundamental Investment      Proposed Fundamental Investment
           Topic                       Restrictions                        Restrictions
--------------------------------------------------------------------------------------------------
  Illiquid or Restricted    The Fund will not invest more than  This investment limitation will be
  Securities                an aggregate of 15% of the assets   eliminated: However, the Board
                            of the Fund, determined at the      will adopt the following non-
                            time of investment, in securities   fundamental investment limitation.
                            subject to legal or contractual     The Fund will not invest more than
                            restrictions on resale or           15% of its net assets in illiquid
                            securities for which there are no   securities.
                            readily available markets.
--------------------------------------------------------------------------------------------------
  Control or Management     The Fund will not invest for the    This investment limitation will be
                            purpose of exercising control over  eliminated.
                            management of any company.
--------------------------------------------------------------------------------------------------
  Margin Purchases and      The Fund will not purchase on       This investment limitation will be
  Short Sales               margin or sell short.               eliminated.
--------------------------------------------------------------------------------------------------
  Directors' Ownership of   The Fund will not purchase or       This investment limitation will be
  Shares                    retain securities of an issuer if   eliminated.
                            those officers and Directors or
                            its investment adviser owning more
                            than 1/2 of 1% of such securities
                            together own more than 5% of such
                            securities.
--------------------------------------------------------------------------------------------------
  Interests In Oil, Gas Or  The Fund will not write or acquire  This investment limitation will be
  Other Mineral             options or interests in oil, gas    eliminated.
  Exploration Or            or other mineral exploration or
  Development Programs      development programs.
--------------------------------------------------------------------------------------------------

PELL RUDMAN MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                        Current Fundamental Investment      Proposed Fundamental Investment
        Topic                    Restrictions                        Restrictions
--------------------------------------------------------------------------------------------
  Diversification of  The Fund will not with respect to   The Fund may not make any
  Investments         75% of its assets, (1) invest more  investment inconsistent with the
                      than 5% of its total assets         Fund's classification as a
                      securities of any single issuer     diversified series of an open-end
                      (other than obligations issued or   investment company under the
                      guaranteed by the U.S. government   Investment Company Act of 1940
                      or any of its agencies or           (the "1940 Act"). This restriction
                      instrumentalities) or (2) own more  does not, however, apply to any
                      than 10% of any class of the        Fund classified as non-diversified
                      outstanding voting securities of    series of an open-end investment
                      any one issuer.                     company under the 1940 Act.

                                                          Note: The 1940 Act currently
                                                          prohibits a diversified fund from
                                                          investing more than 5% of the
                                                          value of its total assets,
                                                          determined at market or other fair
                                                          value at the time of purchase. The
                                                          1940 Act also currently prohibits
                                                          diversified funds from investing
                                                          in more than 10% of the
                                                          outstanding voting securities of
                                                          any one issuer, determined at the
                                                          time of purchase. These
                                                          limitations only apply to 75% of
                                                          the fund's assets and do not apply
                                                          to investment in securities issued
                                                          or guaranteed by the U.S.
                                                          Government or its agencies or
                                                          instrumentalities. The 1940 Act
                                                          does not impose any investment
                                                          limitations on a non-diversified
                                                          fund. However, non-diversified
                                                          funds must comply with the
                                                          diversification requirements of
                                                          the Internal Revenue Code.
                                                          Currently, the Internal Revenue
                                                          Code permits a fund to invest 50%
                                                          of its total assets in to issuers
                                                          (i.e., 25% each) and, with respect
                                                          to 50% of its total assets,
                                                          requires the fund to be
                                                          diversified under the 5% of assets
                                                          and 10% of voting security tests
                                                          described above.
--------------------------------------------------------------------------------------------
  Borrowing           The Fund will not borrow, except    The Fund may not borrow money,
                      from banks and as a temporary       except to the extent permitted by
                      measure for extraordinary or        applicable law, as amended and
                      emergency purposes and then, in no  interpreted or modified from time event, in excess of 33 1/3% of the  to time by any regulatory
                      Fund's gross assets valued at the   authority having jurisdiction and
                      lower of market or cost.            statement of additional
                                                          information as they may be amended
                                                          from time to time.

                                                          Note: Under the 1940 Act, a fund
                                                          may borrow from banks (as defined
                                                          in the 1940 Act) or enter into
                                                          reverse repurchase agreements, in
                                                          amounts up to 33 1/3% of its total
                                                          assets (including the amount
                                                          borrowed). The fund may also
                                                          borrow up to an additional 5% of
                                                          its total assets for temporary
                                                          purposes. The 1940 Act prohibits
                                                          an investment company from
                                                          purchasing securities on margin,
                                                          participating in a joint trading
                                                          account or effecting a short sale
                                                          of

                            Current Fundamental Investment      Proposed Fundamental Investment
          Topic                      Restrictions                        Restrictions
------------------------------------------------------------------------------------------------
  Borrowing--(continued)                                      any security in contravention of
                                                              SEC rules, regulations or orders.
                                                              The SEC has issued no rules,
                                                              regulations or orders. The SEC
                                                              staff, however, has taken the
                                                              position that opening a margin
                                                              account, which is required to
                                                              effect the short sales, is a
                                                              borrowing by an investment company
                                                              and not from a bank, as is
                                                              required by the 1940 Act.
                                                              Therefore, it is proposed that the
                                                              fund preserve the right to margin,
                                                              participate in joint trading
                                                              accounts and engage in short sales
                                                              to the extent permitted by SEC
                                                              staff interpretations and subject
                                                              to any guidelines adopted by the
                                                              Board.
------------------------------------------------------------------------------------------------
  Issuing of Senior       The Fund will not issue senior      The Fund may not issue senior
  Securities              securities, as defined in the 1940  securities, except to the extent
                          Act, except that this restriction   permitted by applicable law, as
                          shall not be deemed to prohibit     amended and interpreted or
                          the Fund from (1) making any        modified from time to time by any
                          permitted borrowings, mortgages or  regulatory authority having
                          pledges, or (2) entering into       jurisdiction.
                          repurchase transactions.
                                                              Note: Section 18(f) of the 1940
                                                              Act limits the ability of mutual
                                                              funds to issue or sell any senior
                                                              security. Generally, a senior
                                                              security means any bond, debenture
                                                              , note or similar obligation or
                                                              instrument evidencing
                                                              indebtedness. The SEC has
                                                              interpreted Section 18 also to
                                                              include any instrument that
                                                              creates a risk of leverage. Under
                                                              current SEC interpretations,
                                                              however, a fund may engage in
                                                              certain leveraged transactions if
                                                              it covers the transaction by
                                                              segregating an appropriate amount
                                                              of liquid assets. The following is
                                                              a list of permissible transactions
                                                              for which the SEC requires the
                                                              establishment of a segregated
                                                              account: purchasing securities on
                                                              a when-issued basis (also known as
                                                              firm commitments); selling
                                                              (writing) of put and call options;
                                                              futures contracts; buying and
                                                              selling options on future
                                                              contracts; forward foreign
                                                              currency exchange transactions;
                                                              reverse repurchase agreements;
                                                              short sales, except short sales
                                                              against the box.
------------------------------------------------------------------------------------------------
  Underwriting            The Fund will not underwrite the    The Fund may not underwrite
                          securities of other issuers.        securities of other issuers,
                                                              except insofar as the Fund may
                                                              technically be deemed to be an
                                                              underwriter under the Securities
                                                              Act of 1933 in connection with the
                                                              purchase or sale of its portfolio
                                                              securities.
------------------------------------------------------------------------------------------------
  Industry Concentration  The Fund will not invest more than  The Fund may not concentrate its
                          25% of its assets in companies      investments in the securities of
                          within a single industry; however,  one or more issuers conducting
                          there are no limitations on         their principal business
                          investments made in instruments     activities in the same industry
                          issued                              (other than securities issued

                              Current Fundamental Investment      Proposed Fundamental Investment
           Topic                       Restrictions                        Restrictions
--------------------------------------------------------------------------------------------------
  Industry Concentration--  or guaranteed by the U.S.           or guaranteed by the U.S.
  (continued)               government and its agencies when    government or its agencies or
                            the Fund adopts a temporary         instrumentalities).
                            defensive position.
                                                                Note: The 1940 Act currently
                                                                defines concentration as investing
                                                                more than 25% of a fund's total
                                                                assets, taken at market value, in
                                                                the securities of issuers
                                                                primarily engaged in any
                                                                particular industry (other than
                                                                securities issued or guaranteed by
                                                                the U. S. Government or its
                                                                agencies or instrumentalities.
--------------------------------------------------------------------------------------------------
  Investment in Real        The Fund will not purchase or sell  The Fund may not purchase or sell
  Estate                    real estate or real estate limited  real estate, except (1) to the
                            partnerships, although it may       extent permitted by applicable
                            purchase and sell securities of     law, as amended and interpreted or
                            companies which deal in real        modified from time to time by any
                            estate and may purchase and sell    regulatory authority having
                            securities which are secured by     jurisdiction (2) that the Fund may
                            interests in real estate.           invest in, securities of issuers
                                                                that deal or invest in real
                                                                estate, and (3) that the Fund may
                                                                purchase securities secured by
                                                                real estate or interests therein.
--------------------------------------------------------------------------------------------------
  Commodities               The Fund will not invest in         The Fund may not purchase or sell
                            physical commodities or contracts   commodities or contracts on
                            on physical commodities.            commodities except that the Fund
                                                                may engage in financial futures
                                                                contracts and related options and
                                                                currency contracts and related
                                                                options and may otherwise do so in
                                                                accordance with applicable law and
                                                                without registering as a commodity
                                                                pool operator under the Commodity
                                                                Exchange Act.
--------------------------------------------------------------------------------------------------
  Lending                   The Fund will not make loans        The Fund may not make loans to
                            except (1) by purchasing bonds,     other persons, except that the
                            debentures or other similar         Fund may lend its portfolio
                            obligations which are publicly      securities in accordance with
                            distributed (including repurchase   applicable law, as amended and
                            agreements provided however, that   interpreted or modified from time
                            repurchase agreements maturing in   to time by any regulatory
                            more than seven days, together      authority having jurisdiction and
                            with securities which are not       the guidelines set forth in the
                            readily marketable, will not        Fund's prospectus and statement of
                            exceed 15% of the Fund's total      additional information as they may
                            assets) and (2) by lending its      be amended from time to time. The
                            portfolio securities to banks,      acquisition of investment
                            brokers, dealers and other          securities or other investment
                            financial institutions so long as   instruments shall not be deemed to
                            such loans are not inconsistent     be the making of a loan.
                            with the 1940 Act or the rules and
                            regulations or interpretations of   Note: Under SEC policy, a Fund may
                            the SEC thereunder.                 lend its portfolio securities to
                                                                registered broker-dealers or other
                                                                institutional investors. However,
                                                                these loans may not exceed 33 1/3%
                                                                of the Fund's total assets taken
                                                                at market value. In addition, the
                                                                Fund must receive at least 100%
                                                                collateral.
--------------------------------------------------------------------------------------------------

PIC TWENTY PORTFOLIO
--------------------------------------------------------------------------------

                        Current Fundamental Investment      Proposed Fundamental Investment
        Topic                    Restrictions                        Restrictions
--------------------------------------------------------------------------------------------
  Diversification of  The Fund will not make any          The Fund may not make any
  Investments         investment that is inconsistent     investment inconsistent with the
                      with its classification as a non-   Fund's classification as a
                      diversified investment management   diversified series of an open-end
                      company under the 1940 Act.         investment company under the
                                                          Investment Company Act of 1940
                                                          (the "1940 Act"). This restriction
                                                          does not, however, apply to any
                                                          Fund classified as non-diversified
                                                          series of an open-end investment
                                                          company under the 1940
                                                          Act.

                                                          Note:  The 1940 Act currently
                                                          prohibits a diversified fund from
                                                          investing more than 5% of the
                                                          value of its total assets,
                                                          determined at market or other fair
                                                          value at the time of purchase. The
                                                          1940 Act also currently prohibits
                                                          diversified funds from investing
                                                          in more than 10% of the
                                                          outstanding voting securities of
                                                          any one issuer, determined at the
                                                          time of purchase. These
                                                          limitations only apply to 75% of
                                                          the fund's assets and do not apply
                                                          to investment in securities issued
                                                          or guaranteed by the U.S.
                                                          Government or its agencies or
                                                          instrumentalities. The 1940 Act
                                                          does not impose any investment
                                                          limitations on a non-diversified
                                                          fund. However, non-diversified
                                                          funds must comply with the
                                                          diversification requirements of
                                                          the Internal Revenue Code.
                                                          Currently, the Internal Revenue
                                                          Code permits a fund to invest 50%
                                                          of its total assets in to issuers
                                                          (i.e., 25% each) and, with respect
                                                          to 50% of its total assets,
                                                          requires the fund to be
                                                          diversified under the 5% of assets
                                                          and 10% of voting security tests
                                                          described above.
--------------------------------------------------------------------------------------------
  Borrowing           The Fund will not borrow money,     The Fund may not borrow money,
                      except to the extent permitted by   except to the extent permitted by
                      applicable law and the guidelines   applicable law, as amended and
                      set forth in the Fund's prospectus  interpreted or modified from time
                      and statement of additional         to time by any regulatory
                      information, as they may be         authority having jurisdiction and
                      amended from time to time.          statement of additional
                                                          information as they may be amended
                                                          from time to time.

                                                          Note:  Under the 1940 Act, a fund
                                                          may borrow from banks (as defined
                                                          in the 1940 Act) or enter into
                                                          reverse repurchase agreements, in
                                                          amounts up to 33 1/3% of its total
                                                          assets (including the amount
                                                          borrowed). The fund may also
                                                          borrow up to an additional 5% of
                                                          its total assets for temporary
                                                          purposes. The 1940 Act prohibits
                                                          an investment company from
                                                          purchasing securities on margin,
                                                          participating in a joint

                            Current Fundamental Investment      Proposed Fundamental Investment
          Topic                      Restrictions                        Restrictions
------------------------------------------------------------------------------------------------
  Borrowing--(continued)                                      trading account or effecting a
                                                              short sale of any security in
                                                              contravention of SEC rules,
                                                              regulations or orders. The SEC has
                                                              issued no rules, regulations or
                                                              orders. The SEC staff, however,
                                                              has taken the position that
                                                              opening a margin account, which is
                                                              required to effect the short
                                                              sales, is a borrowing by an
                                                              investment company and not from a
                                                              bank, as is required by the 1940
                                                              Act. Therefore, it is proposed
                                                              that the fund preserve the right
                                                              to margin, participate in joint
                                                              trading accounts and engage in
                                                              short sales to the extent
                                                              permitted by SEC staff
                                                              interpretations and subject to any
                                                              guidelines adopted by the Board.
------------------------------------------------------------------------------------------------
  Issuing of Senior       The Fund will not issue senior      The Fund may not issue senior
  Securities              securities, except as permitted by  securities, except to the extent
                          the 1940 Act.                       permitted by applicable law, as
                                                              amended and interpreted or
                                                              modified from time to time by any
                                                              regulatory authority having
                                                              jurisdiction.

                                                              Note:  Section 18(f) of the 1940
                                                              Act limits the ability of mutual
                                                              funds to issue or sell any senior
                                                              security. Generally, a senior
                                                              security means any bond,
                                                              debenture, note or similar
                                                              obligation or instrument
                                                              evidencing indebtedness. The SEC
                                                              has interpreted Section 18 also to
                                                              include any instrument that
                                                              creates a risk of leverage. Under
                                                              current SEC interpretations,
                                                              however, a fund may engage in
                                                              certain leveraged transactions if
                                                              it covers the transaction by
                                                              segregating an appropriate amount
                                                              of liquid assets. The following is
                                                              a list of permissible transactions
                                                              for which the SEC requires the
                                                              establishment of a segregated
                                                              account: purchasing securities on
                                                              a when-issued basis (also known as
                                                              firm commitments); selling
                                                              (writing) of put and call options;
                                                              futures contracts; buying and
                                                              selling options on future
                                                              contracts; forward foreign
                                                              currency exchange transactions;
                                                              reverse repurchase agreements;
                                                              short sales, except short sales
                                                              against the box.
------------------------------------------------------------------------------------------------
  Underwriting            The Fund will not underwrite the    The Fund may not underwrite
                          securities of other issuers.        securities of other issuers,
                                                              except insofar as the Fund may
                                                              technically be deemed to be an
                                                              underwriter under the Securities
                                                              Act of 1933 in connection with the
                                                              purchase or sale of its portfolio
                                                              securities.
------------------------------------------------------------------------------------------------
  Industry Concentration  The Fund will not concentrate its   The Fund may not concentrate its
                          investments in securities of        investments in the securities of
                          issuers primarily engaged in any    one or more issuers conducting
                          particular industry (other than     their principal business
                          securities issued or guaranteed by  activities in the same industry
                          the                                 (other than

                              Current Fundamental Investment      Proposed Fundamental Investment
           Topic                       Restrictions                        Restrictions
--------------------------------------------------------------------------------------------------
  Industry Concentration--  United States government or its     securities issued or guaranteed by
  (continued)               agencies or instrumentalities or    the U.S. government or its
                            when the Fund adopts a temporary    agencies or
                            defensive position).                instrumentalities).

                                                                Note:  The 1940 Act currently
                                                                defines concentration as investing
                                                                more than 25% of a fund's total
                                                                assets, taken at market value, in
                                                                the securities of issuers
                                                                primarily engaged in any
                                                                particular industry (other than
                                                                securities issued or guaranteed by
                                                                the U. S. Government or its
                                                                agencies or instrumentalities.
--------------------------------------------------------------------------------------------------
  Investment in Real        The Fund will not purchase or sell  The Fund may not purchase or sell
  Estate                    real estate or real estate limited  real estate, except (1) to the
                            partnerships, although it may       extent permitted by applicable
                            purchase and sell securities of     law, as amended and interpreted or
                            companies which deal in real        modified from time to time by any
                            estate and may purchase and sell    regulatory authority having
                            securities which are secured by     jurisdiction (2) that the Fund may
                            interests in real estate.           invest in, securities of issuers
                                                                that deal or invest in real
                                                                estate, and (3) that the Fund may
                                                                purchase securities secured by
                                                                real estate or interests therein.
--------------------------------------------------------------------------------------------------
  Commodities               The Fund will not invest in         The Fund may not purchase or sell
                            physical commodities or contracts   commodities or contracts on
                            on physical commodities.            commodities except that the Fund
                                                                may engage in financial futures
                                                                contracts and related options and
                                                                currency contracts and related
                                                                options and may otherwise do so in
                                                                accordance with applicable law and
                                                                without registering as a commodity
                                                                pool operator under the Commodity
                                                                Exchange Act.
--------------------------------------------------------------------------------------------------
  Lending                   The Fund will not make loans        The Fund may not make loans to
                            except (i) by that the acquisition  other persons, except that the
                            of investment securities or other   Fund may lend its portfolio
                            investment instruments in           securities in accordance with
                            accordance with the portfolio's     applicable law, as amended and
                            prospectus and statement of         interpreted or modified from time
                            additional information shall not    to time by any regulatory
                            be deemed to be the making of a     authority having jurisdiction and
                            loan; and (ii) that the Fund may    the guidelines set forth in the
                            lend its portfolio securities in    Fund's prospectus and statement of
                            accordance with applicable law and  additional information as they may
                            the guidelines set forth in the     be amended from time to time. The
                            Fund's prospectus and statement of  acquisition of investment
                            additional information, as they     securities or other investment
                            may be amended from time to time.   instruments shall not be deemed to
                                                                be the making of a loan.

                                                                Note:  Under SEC policy, a Fund
                                                                may lend its portfolio securities
                                                                to registered broker-dealers or
                                                                other institutional investors.
                                                                However, these loans may not
                                                                exceed 33 1/3% of the Fund's total
                                                                assets taken at market value. In
                                                                addition, the Fund must receive at
                                                                least 100% collateral.
--------------------------------------------------------------------------------------------------

RICE, HALL JAMES SMALL CAP PORTFOLIO
RICE, HALL JAMES SMALL/MID CAP PORTFOLIO

--------------------------------------------------------------------------------------------
                        Current Fundamental Investment      Proposed Fundamental Investment
        Topic                    Restrictions                        Restrictions
--------------------------------------------------------------------------------------------
  Diversification of  The Fund will not with respect to   The Fund may not make any
  Investments         75% of its assets, (1) invest more  investment inconsistent with the than 5% of its total assets at the  Fund's classification as a
                      time of purchase in securities of   diversified series of an open-end
                      any single issuer (other than       investment company under the
                      obligations issued or guaranteed    Investment Company Act of 1940
                      as to principal and interest by     (the "1940 Act"). This restriction
                      the U.S. government or any of its   does not, however, apply to any
                      agencies or instrumentalities) or   Fund classified as non-diversified
                      (2) purchase more than 10% of any   series of an open-end investment
                      class of the outstanding voting     company under the 1940 Act.
                      securities of any issuer.
                                                          Note: The 1940 Act currently
                                                          prohibits a diversified fund from
                                                          investing more than 5% of the
                                                          value of its total assets,
                                                          determined at market or other fair
                                                          value at the time of purchase. The
                                                          1940 Act also currently prohibits
                                                          diversified funds from investing
                                                          in more than 10% of the
                                                          outstanding voting securities of
                                                          any one issuer, determined at the
                                                          time of purchase. These
                                                          limitations only apply to 75% of
                                                          the fund's assets and do not apply
                                                          to investment in securities issued
                                                          or guaranteed by the U.S.
                                                          Government or its agencies or
                                                          instrumentalities. The 1940 Act
                                                          does not impose any investment
                                                          limitations on a non-diversified
                                                          fund. However, non-diversified
                                                          funds must comply with the
                                                          diversification requirements of
                                                          the Internal Revenue Code.
                                                          Currently, the Internal Revenue
                                                          Code permits a fund to invest 50%
                                                          of its total assets in to issuers
                                                          (i.e., 25% each) and, with respect
                                                          to 50% of its total assets,
                                                          requires the fund to be
                                                          diversified under the 5% of assets
                                                          and 10% of voting security tests
                                                          described above.
--------------------------------------------------------------------------------------------
  Borrowing           The Fund will not borrow, except    The Fund may not borrow money,
                      from banks and as a temporary       except to the extent permitted by
                      measure for extraordinary or        applicable law, as amended and
                      emergency purposes and then, in no  interpreted or modified from time event, in excess of 33 1/3% of the  to time by any regulatory
                      Fund's gross assets valued at the   authority having jurisdiction and
                      lower of market or cost.            statement of additional
                                                          information as they may be amended
                                                          from time to time.

                                                          Note: Under the 1940 Act, a fund
                                                          may borrow from banks (as defined
                                                          in the 1940 Act) or enter into
                                                          reverse repurchase agreements, in
                                                          amounts up to 33 1/3% of its total
                                                          assets (including the amount
                                                          borrowed). The fund may also
                                                          borrow up to an additional 5% of
                                                          its total assets for temporary
                                                          purposes. The 1940 Act prohibits
                                                          an investment company from
                                                          purchasing

                            Current Fundamental Investment      Proposed Fundamental Investment
          Topic                      Restrictions                        Restrictions
------------------------------------------------------------------------------------------------
  Borrowing--(continued)                                      securities on margin,
                                                              participating in a joint trading
                                                              account or effecting a short sale
                                                              of any security in contravention
                                                              of SEC rules, regulations or
                                                              orders. The SEC has issued no
                                                              rules, regulations or orders. The
                                                              SEC staff, however, has taken the
                                                              position that opening a margin
                                                              account, which is required to
                                                              effect the short sales, is a
                                                              borrowing by an investment company
                                                              and not from a bank, as is
                                                              required by the 1940 Act.
                                                              Therefore, it is proposed that the
                                                              fund preserve the right to margin,
                                                              participate in joint trading
                                                              accounts and engage in short sales
                                                              to the extent permitted by SEC
                                                              staff interpretations and subject
                                                              to any guidelines adopted by the
                                                              Board.
------------------------------------------------------------------------------------------------
  Issuing of Senior       The Fund will not issue senior      The Fund may not issue senior
  Securities              securities, as defined in the 1940  securities, except to the extent
                          Act, except that this restriction   permitted by applicable law, as
                          shall not be deemed to prohibit     amended and interpreted or
                          the Fund from (1) making any        modified from time to time by any
                          permitted borrowings, mortgages or  regulatory authority having
                          pledges, or (2) entering into       jurisdiction.
                          options, futures or repurchase
                          transactions.                       Note: Section 18(f) of the 1940
                                                              Act limits the ability of mutual
                                                              funds to issue or sell any senior
                                                              security. Generally, a senior
                                                              security means any bond, debenture
                                                              , note or similar obligation or
                                                              instrument evidencing
                                                              indebtedness. The SEC has
                                                              interpreted Section 18 also to
                                                              include any instrument that
                                                              creates a risk of leverage. Under
                                                              current SEC interpretations,
                                                              however, a fund may engage in
                                                              certain leveraged transactions if
                                                              it covers the transaction by
                                                              segregating an appropriate amount
                                                              of liquid assets. The following is
                                                              a list of permissible transactions
                                                              for which the SEC requires the
                                                              establishment of a segregated
                                                              account: purchasing securities on
                                                              a when-issued basis (also known as
                                                              firm commitments); selling
                                                              (writing) of put and call options;
                                                              futures contracts; buying and
                                                              selling options on future
                                                              contracts; forward foreign
                                                              currency exchange transactions;
                                                              reverse repurchase agreements;
                                                              short sales, except short sales
                                                              against the box.
------------------------------------------------------------------------------------------------
  Underwriting            The Fund will not underwrite the    The Fund may not underwrite
                          securities of other issuers.        securities of other issuers,
                                                              except insofar as the Fund may
                                                              technically be deemed to be an
                                                              underwriter under the Securities
                                                              Act of 1933 in connection with the
                                                              purchase or sale of its portfolio
                                                              securities.
------------------------------------------------------------------------------------------------
  Industry Concentration  The Fund will not invest more than  The Fund may not concentrate its
                          25% of its assets in companies      investments in the securities of
                          within a single                     one or more issuers

                              Current Fundamental Investment      Proposed Fundamental Investment
           Topic                       Restrictions                        Restrictions
--------------------------------------------------------------------------------------------------
  Industry Concentration--  industry; however, there are no     conducting their principal
  (continued)               limitations on investments made in  business activities in the same
                            instruments issued or guaranteed    industry (other than securities
                            by the U.S. government and its      issued or guaranteed by the U.S.
                            agencies when the Fund adopts a     government or its agencies or
                            temporary defensive position.       instrumentalities).

                                                                Note: The 1940 Act currently
                                                                defines concentration as investing
                                                                more than 25% of a fund's total
                                                                assets, taken at market value, in
                                                                the securities of issuers
                                                                primarily engaged in any
                                                                particular industry (other than
                                                                securities issued or guaranteed by
                                                                the U. S. Government or its
                                                                agencies or instrumentalities.
--------------------------------------------------------------------------------------------------
  Investment in Real        The Fund will not purchase or sell  The Fund may not purchase or sell
  Estate                    real estate or real estate limited  real estate, except (1) to the
                            partnerships, although it may       extent permitted by applicable
                            purchase and sell securities of     law, as amended and interpreted or
                            companies which deal in real        modified from time to time by any
                            estate and may purchase and sell    regulatory authority having
                            securities which are secured by     jurisdiction (2) that the Fund may
                            interests in real estate.           invest in, securities of issuers
                                                                that deal or invest in real
                                                                estate, and (3) that the Fund may
                                                                purchase securities secured by
                                                                real estate or interests therein.
--------------------------------------------------------------------------------------------------
  Commodities               The Fund will not invest in         The Fund may not purchase or sell
                            physical commodities or contracts   commodities or contracts on
                            on physical commodities.            commodities except that the Fund
                                                                may engage in financial futures
                                                                contracts and related options and
                                                                currency contracts and related
                                                                options and may otherwise do so in
                                                                accordance with applicable law and
                                                                without registering as a commodity
                                                                pool operator under the Commodity
                                                                Exchange Act.
--------------------------------------------------------------------------------------------------
  Lending                   The Fund will not make loans        The Fund may not make loans to
                            except by purchasing debt           other persons, except that the
                            securities in accordance with its   Fund may lend its portfolio
                            investment objective and policies,  securities in accordance with
                            entering into repurchase            applicable law, as amended and
                            agreements, or by lending its       interpreted or modified from time
                            portfolio securities to banks,      to time by any regulatory
                            brokers, dealers and other          authority having jurisdiction and
                            financial institutions so long as   the guidelines set forth in the
                            the loans are made in compliance    Fund's prospectus and statement of
                            with the 1940 Act or the rules and  additional information as they may
                            regulations or interpretations of   be amended from time to time. The
                            the SEC.                            acquisition of investment
                                                                securities or other investment
                                                                instruments shall not be deemed to
                                                                be the making of a loan.

                                                                Note: Under SEC policy, a Fund may
                                                                lend its portfolio securities to
                                                                registered broker-dealers or other
                                                                institutional investors. However,
                                                                these loans may not exceed 33 1/3%
                                                                of the Fund's total assets taken
                                                                at market value. In addition, the
                                                                Fund must receive at least 100%
                                                                collateral.
--------------------------------------------------------------------------------------------------

SIRACH BOND PORTFOLIO
SIRACH EQUITY PORTFOLIO
SIRACH GROWTH PORTFOLIO
SIRACH STRATEGIC BALANCED PORTFOLIO

--------------------------------------------------------------------------------------------
                        Current Fundamental Investment      Proposed Fundamental Investment
        Topic                    Restrictions                        Restrictions
--------------------------------------------------------------------------------------------
  Diversification of  The Fund will not with respect to   The Fund may not make any
  Investments         75% of its assets, (1) invest more  investment inconsistent with the than 5% of its total assets at the  Fund's classification as a
                      time of purchase in securities of   diversified series of an open-end
                      any single issuer (other than       investment company under the
                      obligations issued or guaranteed    Investment Company Act of 1940
                      as to principal and interest by     (the "1940 Act"). This restriction
                      the U.S. government or any agency   does not, however, apply to any
                      or instrumentality thereof) or      Fund classified as non-diversified
                      (2) purchase more than 10% of any   series of an open-end investment
                      class of the outstanding voting     company under the 1940 Act.
                      securities of any issuer.
                                                          Note: The 1940 Act currently
                                                          prohibits a diversified fund from
                                                          investing more than 5% of the
                                                          value of its total assets,
                                                          determined at market or other fair
                                                          value at the time of purchase. The
                                                          1940 Act also currently prohibits
                                                          diversified funds from investing
                                                          in more than 10% of the
                                                          outstanding voting securities of
                                                          any one issuer, determined at the
                                                          time of purchase. These
                                                          limitations only apply to 75% of
                                                          the fund's assets and do not apply
                                                          to investment in securities issued
                                                          or guaranteed by the U.S.
                                                          Government or its agencies or
                                                          instrumentalities. The 1940 Act
                                                          does not impose any investment
                                                          limitations on a non-diversified
                                                          fund. However, non-diversified
                                                          funds must comply with the
                                                          diversification requirements of
                                                          the Internal Revenue Code.
                                                          Currently, the Internal Revenue
                                                          Code permits a fund to invest 50%
                                                          of its total assets in to issuers
                                                          (i.e., 25% each) and, with respect
                                                          to 50% of its total assets,
                                                          requires the fund to be
                                                          diversified under the 5% of assets
                                                          and 10% of voting security tests
                                                          described above.
--------------------------------------------------------------------------------------------
  Borrowing           The Fund will not borrow, except    The Fund may not borrow money,
                      from banks and as a temporary       except to the extent permitted by
                      measure for extraordinary or        applicable law, as amended and
                      emergency purposes and then, in no  interpreted or modified from time event, in excess of 33 1/3% of the  to time by any regulatory
                      Fund's gross assets valued at the   authority having jurisdiction and
                      lower of market or cost.            statement of additional
                                                          information as they may be amended
                                                          from time to time.

                                                          Note: Under the 1940 Act, a fund
                                                          may borrow from banks (as defined
                                                          in the 1940 Act) or enter into
                                                          reverse repurchase agreements, in
                                                          amounts up to 33 1/3 % of its
                                                          total assets (including the amount
                                                          borrowed). The fund may also
                                                          borrow up to an additional 5% of
                                                          its total assets for temporary
                                                          purposes.

                            Current Fundamental Investment      Proposed Fundamental Investment
          Topic                      Restrictions                        Restrictions
------------------------------------------------------------------------------------------------
  Borrowing--(continued)                                      The 1940 Act prohibits an
                                                              investment company from purchasing
                                                              securities on margin,
                                                              participating in a joint trading
                                                              account or effecting a short sale
                                                              of any security in contravention
                                                              of SEC rules, regulations or
                                                              orders. The SEC has issued no
                                                              rules, regulations or orders. The
                                                              SEC staff, however, has taken the
                                                              position that opening a margin
                                                              account, which is required to
                                                              effect the short sales, is a
                                                              borrowing by an investment company
                                                              and not from a bank, as is
                                                              required by the 1940 Act.
                                                              Therefore, it is proposed that the
                                                              fund preserve the right to margin,
                                                              participate in joint trading
                                                              accounts and engage in short sales
                                                              to the extent permitted by SEC
                                                              staff interpretations and subject
                                                              to any guidelines adopted by the
                                                              Board.
------------------------------------------------------------------------------------------------
  Issuing of Senior       The Fund will not issue senior      The Fund may not issue senior
  Securities              securities, as defined in the 1940  securities, except to the extent
                          Act, except that this restriction   permitted by applicable law, as
                          shall not be deemed to prohibit     amended and interpreted or
                          the Fund from (1) making any        modified from time to time by any
                          permitted borrowings, mortgages or  regulatory authority having
                          pledges, or (2) entering into       jurisdiction.
                          repurchase transactions.
                                                              Note: Section 18(f) of the 1940
                                                              Act limits the ability of mutual
                                                              funds to issue or sell any senior
                                                              security. Generally, a senior
                                                              security means any bond, debenture
                                                              , note or similar obligation or
                                                              instrument evidencing
                                                              indebtedness. The SEC has
                                                              interpreted Section 18 also to
                                                              include any instrument that
                                                              creates a risk of leverage. Under
                                                              current SEC interpretations,
                                                              however, a fund may engage in
                                                              certain leveraged transactions if
                                                              it covers the transaction by
                                                              segregating an appropriate amount
                                                              of liquid assets. The following is
                                                              a list of permissible transactions
                                                              for which the SEC requires the
                                                              establishment of a segregated
                                                              account: purchasing securities on
                                                              a when-issued basis (also known as
                                                              firm commitments); selling
                                                              (writing) of put and call options;
                                                              futures contracts; buying and
                                                              selling options on future
                                                              contracts; forward foreign
                                                              currency exchange transactions;
                                                              reverse repurchase agreements;
                                                              short sales, except short sales
                                                              against the box.
------------------------------------------------------------------------------------------------
  Underwriting            The Fund will not underwrite the    The Fund may not underwrite
                          securities of other issuers.        securities of other issuers,
                                                              except insofar as the Fund may
                                                              technically be deemed to be an
                                                              underwriter under the Securities
                                                              Act of 1933 in connection with the
                                                              purchase or sale of its portfolio
                                                              securities.
------------------------------------------------------------------------------------------------

                            Current Fundamental Investment      Proposed Fundamental Investment
          Topic                      Restrictions                        Restrictions
------------------------------------------------------------------------------------------------
  Industry Concentration  The Fund will not invest more than  The Fund may not concentrate its
                          25% of its assets in companies      investments in the securities of
                          within a single industry; however,  one or more issuers conducting
                          there are no limitations on         their principal business
                          investments made in instruments     activities in the same industry
                          issued or guaranteed by the U.S.    (other than securities issued or
                          government and its agencies when    guaranteed by the U.S. government
                          the Fund adopts a temporary         or its agencies or
                          defensive position.                 instrumentalities).

                                                              Note: The 1940 Act currently
                                                              defines concentration as investing
                                                              more than 25% of a fund's total
                                                              assets, taken at market value, in
                                                              the securities of issuers
                                                              primarily engaged in any
                                                              particular industry (other than
                                                              securities issued or guaranteed by
                                                              the U. S. Government or its
                                                              agencies or instrumentalities.
------------------------------------------------------------------------------------------------
  Investment in Real      The Fund will not purchase or sell  The Fund may not purchase or sell
  Estate                  real estate or real estate limited  real estate, except (1) to the
                          partnerships, although it may       extent permitted by applicable
                          purchase and sell securities of     law, as amended and interpreted or
                          companies which deal in real        modified from time to time by any
                          estate and may purchase and sell    regulatory authority having
                          securities which are secured by     jurisdiction (2) that the Fund may
                          interests in real estate.           invest in, securities of issuers
                                                              that deal or invest in real
                                                              estate, and (3) that the Fund may
                                                              purchase securities secured by
                                                              real estate or interests therein.
------------------------------------------------------------------------------------------------
  Commodities             The Fund will not invest in         The Fund may not purchase or sell
                          physical commodities or contracts   commodities or contracts on
                          on physical commodities.            commodities except that the Fund
                                                              may engage in financial futures
                                                              contracts and related options and
                                                              currency contracts and related
                                                              options and may otherwise do so in
                                                              accordance with applicable law and
                                                              without registering as a commodity
                                                              pool operator under the Commodity
                                                              Exchange Act.
------------------------------------------------------------------------------------------------
  Lending                 The Fund will not make loans        The Fund may not make loans to
                          except by purchasing debt           other persons, except that the
                          securities in accordance with its   Fund may lend its portfolio
                          investment objective and policies,  securities in accordance with
                          entering into repurchase            applicable law, as amended and
                          agreements, or by lending its       interpreted or modified from time
                          portfolio securities to banks,      to time by any regulatory
                          brokers, dealers and other          authority having jurisdiction and
                          financial institutions so long as   the guidelines set forth in the
                          the loans are made in compliance    Fund's prospectus and statement of
                          with the 1940 Act or the rules and  additional information as they may
                          regulations or interpretations of   be amended from time to time. The
                          the SEC.                            acquisition of investment
                                                              securities or other investment
                                                              instruments shall not be deemed to
                                                              be the making of a loan.

                                                              Note: Under SEC policy, a Fund may
                                                              lend its portfolio securities to
                                                              registered broker-dealers or other
                                                              institutional investors. However,
                                                              these loans may not exceed 33 1/3%
                                                              of the Fund's total assets taken
                                                              at market value. In addition, the
                                                              Fund must receive at least 100%
                                                              collateral.
------------------------------------------------------------------------------------------------

SIRACH GROWTH II PORTFOLIO

--------------------------------------------------------------------------------------------
                        Current Fundamental Investment      Proposed Fundamental Investment
        Topic                    Restrictions                        Restrictions
--------------------------------------------------------------------------------------------
  Diversification of  The Fund will not with respect to   The Fund may not make any
  Investments         75% of its assets, (1) invest more  investment inconsistent with the than 5% of its total assets at the  Fund's classification as a
                      time of purchase in securities of   diversified series of an open-end
                      any single issuer (other than       investment company under the
                      obligations issued or guaranteed    Investment Company Act of 1940
                      as to principal and interest by     (the "1940 Act"). This restriction
                      the U.S. government or any of its   does not, however, apply to any
                      agencies or instrumentalities) or   Fund classified as non-diversified
                      (2) purchase more than 10% of any   series of an open-end investment
                      class of the outstanding voting     company under the 1940 Act.
                      securities of any one issuer.
                                                          Note: The 1940 Act currently
                                                          prohibits a diversified fund from
                                                          investing more than 5% of the
                                                          value of its total assets,
                                                          determined at market or other fair
                                                          value at the time of purchase. The
                                                          1940 Act also currently prohibits
                                                          diversified funds from investing
                                                          in more than 10% of the
                                                          outstanding voting securities of
                                                          any one issuer, determined at the
                                                          time of purchase. These
                                                          limitations only apply to 75% of
                                                          the fund's assets and do not apply
                                                          to investment in securities issued
                                                          or guaranteed by the U. S.
                                                          Government or its agencies or
                                                          instrumentalities. The 1940 Act
                                                          does not impose any investment
                                                          limitations on a non-diversified
                                                          fund. However, non-diversified
                                                          funds must comply with the
                                                          diversification requirements of
                                                          the Internal Revenue Code.
                                                          Currently, the Internal Revenue
                                                          Code permits a fund to invest 50%
                                                          of its total assets in to issuers
                                                          (i.e., 25% each) and, with respect
                                                          to 50% of its total assets,
                                                          requires the fund to be
                                                          diversified under the 5% of assets
                                                          and 10% of voting security tests
                                                          described above.
--------------------------------------------------------------------------------------------
  Borrowing           The Fund will not borrow money,     The Fund may not borrow money,
                      except from banks and as a          except to the extent permitted by
                      temporary measure for               applicable law, as amended and
                      extraordinary or emergency          interpreted or modified from time
                      purposes and then, in no event, in  to time by any regulatory
                      excess of 33 1/3% of the Fund's     authority having jurisdiction and
                      gross assets valued at the lower    statement of additional
                      of market or cost.                  information as they may be amended
                                                          from time to time.

                                                          Note: Under the 1940 Act, a fund
                                                          may borrow from banks (as defined
                                                          in the 1940 Act) or enter into
                                                          reverse repurchase agreements, in
                                                          amounts up to 33 1/3% of its total
                                                          assets (including the amount
                                                          borrowed). The fund may also
                                                          borrow up to an additional 5% of
                                                          its total assets for temporary
                                                          purposes. The 1940 Act prohibits
                                                          an investment company from
                                                          purchasing securities on margin,
                                                          participating in a joint

                            Current Fundamental Investment      Proposed Fundamental Investment
          Topic                      Restrictions                        Restrictions
------------------------------------------------------------------------------------------------
  Borrowing--(continued)                                      trading account or effecting a
                                                              short sale of any security in
                                                              contravention of SEC rules,
                                                              regulations or orders. The SEC has
                                                              issued no rules, regulations or
                                                              orders. The SEC staff, however,
                                                              has taken the position that
                                                              opening a margin account, which is
                                                              required to effect the short
                                                              sales, is a borrowing by an
                                                              investment company and not from a
                                                              bank, as is required by the 1940
                                                              Act. Therefore, it is proposed
                                                              that the fund preserve the right
                                                              to margin, participate in joint
                                                              trading accounts and engage in
                                                              short sales to the extent
                                                              permitted by SEC staff
                                                              interpretations and subject to any
                                                              guidelines adopted by the Board.
------------------------------------------------------------------------------------------------
  Issuing of Senior       The Fund will not issue senior      The Fund may not issue senior
  Securities              securities, as defined in the 1940  securities, except to the extent
                          Act, except that this restriction   permitted by applicable law, as
                          shall not be deemed to prohibit     amended and interpreted or
                          the Fund from (1) making any        modified from time to time by any
                          permitted borrowings, mortgages or  regulatory authority having
                          pledges, or (2) entering into       jurisdiction.
                          repurchase transactions.
                                                              Note: Section 18(f) of the 1940
                                                              Act limits the ability of mutual
                                                              funds to issue or sell any senior
                                                              security. Generally, a senior
                                                              security means any bond, debenture
                                                              , note or similar obligation or
                                                              instrument evidencing
                                                              indebtedness. The SEC has
                                                              interpreted Section 18 also to
                                                              include any instrument that
                                                              creates a risk of leverage. Under
                                                              current SEC interpretations,
                                                              however, a fund may engage in
                                                              certain leveraged transactions if
                                                              it covers the transaction by
                                                              segregating an appropriate amount
                                                              of liquid assets. The following is
                                                              a list of permissible transactions
                                                              for which the SEC requires the
                                                              establishment of a segregated
                                                              account: purchasing securities on
                                                              a when-issued basis (also known as
                                                              firm commitments); selling
                                                              (writing) of put and call options;
                                                              futures contracts; buying and
                                                              selling options on future
                                                              contracts; forward foreign
                                                              currency exchange transactions;
                                                              reverse repurchase agreements;
                                                              short sales, except short sales
                                                              against the box.
------------------------------------------------------------------------------------------------
  Underwriting            The Fund will not underwrite the    The Fund may not underwrite
                          securities of other issuers.        securities of other issuers,
                                                              except insofar as the Fund may
                                                              technically be deemed to be an
                                                              underwriter under the Securities
                                                              Act of 1933 in connection with the
                                                              purchase or sale of its portfolio
                                                              securities.
------------------------------------------------------------------------------------------------
  Industry Concentration  The Fund will not invest more than  The Fund may not concentrate its
                          25% of its assets in companies      investments in the securities of
                          within a single industry; however,  one or more issuers conducting
                          there are no limitations            their principal business
                                                              activities in

                              Current Fundamental Investment      Proposed Fundamental Investment
           Topic                       Restrictions                        Restrictions
--------------------------------------------------------------------------------------------------
  Industry Concentration--  on investments made in instruments  the same industry (other than
  (continued)               issued or guaranteed by the U.S.    securities issued or guaranteed by
                            government and its agencies.        the U.S. government or its
                                                                agencies or instrumentalities).

                                                                Note: The 1940 Act currently
                                                                defines concentration as investing
                                                                more than 25% of a fund's total
                                                                assets, taken at market value, in
                                                                the securities of issuers
                                                                primarily engaged in any
                                                                particular industry (other than
                                                                securities issued or guaranteed by
                                                                the U. S. Government or its
                                                                agencies or instrumentalities.
--------------------------------------------------------------------------------------------------
  Investment in Real        The Fund will not purchase or sell  The Fund may not purchase or sell
  Estate                    real estate or real estate limited  real estate, except (1) to the
                            partnerships, although it may       extent permitted by applicable
                            purchase and sell securities of     law, as amended and interpreted or
                            companies which deal in real        modified from time to time by any
                            estate and may purchase and sell    regulatory authority having
                            securities which are secured by     jurisdiction (2) that the Fund may
                            interests in real estate.           invest in, securities of issuers
                                                                that deal or invest in real
                                                                estate, and (3) that the Fund may
                                                                purchase securities secured by
                                                                real estate or interests therein.
--------------------------------------------------------------------------------------------------
  Commodities               The Fund will not invest in         The Fund may not purchase or sell
                            physical commodities or contracts   commodities or contracts on
                            on physical commodities.            commodities except that the Fund
                                                                may engage in financial futures
                                                                contracts and related options and
                                                                currency contracts and related
                                                                options and may otherwise do so in
                                                                accordance with applicable law and
                                                                without registering as a commodity
                                                                pool operator under the Commodity
                                                                Exchange Act.
--------------------------------------------------------------------------------------------------
  Lending                   The Fund will not make loans        The Fund may not make loans to
                            except (1) by purchasing debt       other persons, except that the
                            securities in accordance with its   Fund may lend its portfolio
                            investment objectives (2) entering  securities in accordance with
                            nto repurchase agreements and (3)   applicable law, as amended and
                            by lending its portfolio            interpreted or modified from time
                            securities to banks, brokers,       to time by any regulatory
                            dealers and other financial         authority having jurisdiction and
                            institutions so long as the loans   the guidelines set forth in the
                            are not inconsistent with the 1940  Fund's prospectus and statement of
                            Act or the rules and regulations    additional information as they may
                            or interpretations of the SEC       be amended from time to time. The
                            thereunder.                         acquisition of investment
                                                                securities or other investment
                                                                instruments shall not be deemed to
                                                                be the making of a loan.

                                                                Note: Under SEC policy, a Fund may
                                                                lend its portfolio securities to
                                                                registered broker-dealers or other
                                                                institutional investors. However,
                                                                these loans may not exceed 33 1/3%
                                                                of the Fund's total assets taken
                                                                at market value. In addition, the
                                                                Fund must receive at least 100%
                                                                collateral.
--------------------------------------------------------------------------------------------------

SIRACH SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------------------
                        Current Fundamental Investment      Proposed Fundamental Investment
        Topic                    Restrictions                        Restrictions
--------------------------------------------------------------------------------------------
  Diversification of  The Fund will not with respect to   The Fund may not make any
  Investments         75% of its assets, (1) invest more  investment inconsistent with the than 5% of its total assets at the  Fund's classification as a
                      time of purchase in securities of   diversified series of an open-end
                      any single issuer (other than       investment company under the
                      obligations issued or guaranteed    Investment Company Act of 1940
                      as to principal and interest by     (the "1940 Act"). This restriction
                      the U.S. government or any agency   does not, however, apply to any
                      or instrumentality thereof) or      Fund classified as non-diversified
                      (2) purchase more than 10% of any   series of an open-end investment
                      class of the outstanding voting     company under the 1940 Act.
                      securities of any issuer.
                                                          Note: The 1940 Act currently
                                                          prohibits a diversified fund from
                                                          investing more than 5% of the
                                                          value of its total assets,
                                                          determined at market or other fair
                                                          value at the time of purchase. The
                                                          1940 Act also currently prohibits
                                                          diversified funds from investing
                                                          in more than 10% of the
                                                          outstanding voting securities of
                                                          any one issuer, determined at the
                                                          time of purchase. These
                                                          limitations only apply to 75% of
                                                          the fund's assets and do not apply
                                                          to investment in securities issued
                                                          or guaranteed by the U.S.
                                                          government or its agencies or
                                                          instrumentalities. The 1940 Act
                                                          does not impose any investment
                                                          limitations on a non-diversified
                                                          fund. However, non-diversified
                                                          funds must comply with the
                                                          diversification requirements of
                                                          the Internal Revenue Code.
                                                          Currently, the Internal Revenue
                                                          Code permits a fund to invest 50%
                                                          of its total assets in to issuers
                                                          (i.e., 25% each) and, with respect
                                                          to 50% of its total assets,
                                                          requires the fund to be
                                                          diversified under the 5% of assets
                                                          and 10% of voting security tests
                                                          described above.
--------------------------------------------------------------------------------------------
  Borrowing           The Fund will not borrow, except    The Fund may not borrow money,
                      from banks and as a temporary       except to the extent permitted by
                      measure for extraordinary or        applicable law, as amended and
                      emergency purposes and then, in no  interpreted or modified from time
                      event, in excess of 10% of the      to time by any regulatory
                      Fund's gross assets valued at the   authority having jurisdiction and
                      lower of market or cost.            statement of additional
                                                          information as they may be amended
                                                          from time to time.

                                                          Note: Under the 1940 Act, a fund
                                                          may borrow from banks (as defined
                                                          in the 1940 Act) or enter into
                                                          reverse repurchase agreements, in
                                                          amounts up to 33 1/3% of its total
                                                          assets (including the amount
                                                          borrowed). The fund may also
                                                          borrow up to an additional 5% of
                                                          its total assets for temporary
                                                          purposes. The 1940 Act prohibits
                                                          an investment company from
                                                          purchasing securities on margin,
                                                          participating in a joint trading
                                                          account or effecting a short sale
                                                          of any security in contravention
                                                          of SEC rules, regulations or

                            Current Fundamental Investment      Proposed Fundamental Investment
          Topic                      Restrictions                        Restrictions
------------------------------------------------------------------------------------------------
  Borrowing--(continued)                                      orders. The SEC has issued no
                                                              rules, regulations or orders. The
                                                              SEC staff, however, has taken the
                                                              position that opening a margin
                                                              account, which is required to
                                                              effect the short sales, is a
                                                              borrowing by an investment company
                                                              and not from a bank, as is
                                                              required by the 1940 Act.
                                                              Therefore, it is proposed that the
                                                              fund preserve the right to margin,
                                                              participate in joint trading
                                                              accounts and engage in short sales
                                                              to the extent permitted by SEC
                                                              staff interpretations and subject
                                                              to any guidelines adopted by the
                                                              Board.
------------------------------------------------------------------------------------------------
  Issuing of Senior       The Fund will not issue senior      The Fund may not issue senior
  Securities              securities, as defined in the 1940  securities, except to the extent
                          Act, except that this restriction   permitted by applicable law, as
                          shall not be deemed to prohibit     amended and interpreted or
                          the Fund from (1) making any        modified from time to time by any
                          permitted borrowings, mortgages or  regulatory authority having
                          pledges, or (2) entering into       jurisdiction.
                          repurchase transactions.
                                                              Note: Section 18(f) of the 1940
                                                              Act limits the ability of mutual
                                                              funds to issue or sell any senior
                                                              security. Generally, a senior
                                                              security means any bond,
                                                              debenture, note or similar
                                                              obligation or instrument
                                                              evidencing indebtedness. The SEC
                                                              has interpreted Section 18 also to
                                                              include any instrument that
                                                              creates a risk of leverage. Under
                                                              current SEC interpretations,
                                                              however, a fund may engage in
                                                              certain leveraged transactions if
                                                              it covers the transaction by
                                                              segregating an appropriate amount
                                                              of liquid assets. The following is
                                                              a list of permissible transactions
                                                              for which the SEC requires the
                                                              establishment of a segregated
                                                              account: purchasing securities on
                                                              a when-issued basis (also known as
                                                              firm commitments); selling
                                                              (writing) of put and call options;
                                                              futures contracts; buying and
                                                              selling options on future
                                                              contracts; forward foreign
                                                              currency exchange transactions;
                                                              reverse repurchase agreements;
                                                              short sales, except short sales
                                                              against the box.
------------------------------------------------------------------------------------------------
  Underwriting            The Fund will not underwrite the    The Fund may not underwrite
                          securities of other issuers.        securities of other issuers,
                                                              except insofar as the Fund may
                                                              technically be deemed to be an
                                                              underwriter under the Securities
                                                              Act of 1933 in connection with the
                                                              purchase or sale of its portfolio
                                                              securities.
------------------------------------------------------------------------------------------------
  Industry Concentration  The Fund will not invest more than  The Fund may not concentrate its
                          25% of its assets in companies      investments in the securities of
                          within a single industry; however,  one or more issuers conducting
                          there are no limitations on         their principal business
                          investments made in instruments     activities in the same industry
                          issued or guaranteed by the U.S.    (other than securities issued or
                          government and its agencies when    guaranteed by the U.S. government
                          the Fund adopts a temporary         or its agencies or
                          defensive position.                 instrumentalities).


                              Current Fundamental Investment      Proposed Fundamental Investment
           Topic                       Restrictions                        Restrictions
--------------------------------------------------------------------------------------------------
  Industry Concentration--                                      Note: The 1940 Act currently
  (continued)                                                   defines concentration as investing
                                                                more than 25% of a fund's total
                                                                assets, taken at market value, in
                                                                the securities of issuers
                                                                primarily engaged in any
                                                                particular industry (other than
                                                                securities issued or guaranteed by
                                                                the U.S. government or its
                                                                agencies or instrumentalities.
--------------------------------------------------------------------------------------------------
  Investment in Real        The Fund will not purchase or sell  The Fund may not purchase or sell
  Estate                    real estate or real estate limited  real estate, except (1) to the
                            partnerships, although it may       extent permitted by applicable
                            purchase and sell securities of     law, as amended and interpreted or
                            companies which deal in real        modified from time to time by any
                            estate and may purchase and sell    regulatory authority having
                            securities which are secured by     jurisdiction (2) that the Fund may
                            interests in real estate.           invest in, securities of issuers
                                                                that deal or invest in real
                                                                estate, and (3) that the Fund may
                                                                purchase securities secured by
                                                                real estate or interests therein.
--------------------------------------------------------------------------------------------------
  Commodities               The Fund will not invest in         The Fund may not purchase or sell
                            commodities or contracts on         commodities or contracts on
                            physical commodities.               commodities except that the Fund
                                                                may engage in financial futures
                                                                contracts and related options and
                                                                currency contracts and related
                                                                options and may otherwise do so in
                                                                accordance with applicable law and
                                                                without registering as a commodity
                                                                pool operator under the Commodity
                                                                Exchange Act.
--------------------------------------------------------------------------------------------------
  Lending                   The Fund will not make loans        The Fund may not make loans to
                            except by purchasing debt           other persons, except that the
                            securities in accordance with its   Fund may lend its portfolio
                            investment objective and policies   securities in accordance with
                            or entering into repurchase         applicable law, as amended and
                            agreements, or by lending its       interpreted or modified from time
                            portfolio securities to banks,      to time by any regulatory
                            brokers, dealers and other          authority having jurisdiction and
                            financial institutions so long as   the guidelines set forth in the
                            the loans are not inconsistent      Fund's prospectus and statement of
                            with the 1940 Act or the rules and  additional information as they may
                            regulations or interpretations of   be amended from time to time. The
                            the SEC thereunder.                 acquisition of investment
                                                                securities or other investment
                                                                instruments shall not be deemed to
                                                                be the making of a loan.

                                                                Note: Under SEC policy, a Fund may
                                                                lend its portfolio securities to
                                                                registered broker-dealers or other
                                                                institutional investors. However,
                                                                these loans may not exceed 33 1/3%
                                                                of the Fund's total assets taken
                                                                at market value. In addition, the
                                                                Fund must receive at least 100%
                                                                collateral.
--------------------------------------------------------------------------------------------------
  Illiquid or Restricted    The Fund will not invest more than  This investment limitation will be
  Securities                an aggregate of 10% of the net      eliminated. However, the Board
                            assets of the Fund, determined at   will adopt the following non-
                            the time of investment, in          fundamental investment limitation:
                            securities subject to legal or      The Fund will not invest more than
                            contractual restrictions on resale  15% of its net assets in illiquid
                            or securities for which there are   securities.
                            no readily available markets,
                            including repurchase agreements
                            having maturities of more than
                            seven days.
--------------------------------------------------------------------------------------------------

                             Current Fundamental Investment      Proposed Fundamental Investment
           Topic                      Restrictions                        Restrictions
-------------------------------------------------------------------------------------------------
  Control or Management    The Fund will not invest for the    This investment limitation will be
                           purpose of exercising control over  eliminated.
                           management of any company.
-------------------------------------------------------------------------------------------------
  Unseasoned Issuers       The Fund will not invest more than  This investment limitation will be
                           5% of its assets at the time of     eliminated.
                           purchase in the securities of
                           companies that have (with
                           predecessors) a continuous
                           operating history of less than 3
                           years.
-------------------------------------------------------------------------------------------------
  Buying Securities When   The Fund will not purchase          This investment limitation will be
  Borrowings Exceed 5%     additional securities when          eliminated.
                           borrowings exceed 5% of total
                           assets.
-------------------------------------------------------------------------------------------------
  Pledging                 The Fund will not pledge,           This investment limitation will be
                           mortgage, or hypothecate any of     eliminated.
                           its assets to an extent greater
                           than 10% of its total assets at
                           fair market value.
-------------------------------------------------------------------------------------------------
  Margin Purchases and     The Fund will not purchase on       This investment limitation will be
  Short Sales              margin or sell short.               eliminated.
-------------------------------------------------------------------------------------------------
  Directors' Ownership of  The Fund will not purchase or       This investment limitation will be
  Shares                   retain securities of an issuer if   eliminated.
                           those officers and Directors or
                           its investment adviser owning more
                           than 1/2 of 1% of such securities
                           together own more than 5% of such
                           securities.
-------------------------------------------------------------------------------------------------

STERLING PARTNERS' BALANCED PORTFOLIO
STERLING PARTNERS' EQUITY PORTFOLIO

--------------------------------------------------------------------------------------------
                        Current Fundamental Investment      Proposed Fundamental Investment
        Topic                    Restrictions                        Restrictions
--------------------------------------------------------------------------------------------
  Diversification of  The Fund will not with respect to   The Fund may not make any
  Investments         75% of its assets, (1) invest more  investment inconsistent with the than 5% of its total assets at the  Fund's classification as a
                      time of purchase in securities of   diversified series of an open-end
                      any single issuer (other than       investment company under the
                      obligations issued or guaranteed    Investment Company Act of 1940
                      as to principal and interest by     (the "1940 Act"). This restriction
                      the U.S. government or any agency   does not, however, apply to any
                      or instrumentality thereof) or (2)  Fund classified as non-diversified
                      purchase more than 10% of any       series of an open-end investment
                      class of the outstanding voting     company under the 1940 Act.
                      securities of any issuer.
                                                          Note: The 1940 Act currently
                                                          prohibits a diversified fund from
                                                          investing more than 5% of the
                                                          value of its total assets,
                                                          determined at market or other fair
                                                          value at the time of purchase. The
                                                          1940 Act also currently prohibits
                                                          diversified funds from investing
                                                          in more than 10% of the
                                                          outstanding voting securities of
                                                          any one issuer, determined at the
                                                          time of purchase. These
                                                          limitations only apply to 75% of
                                                          the fund's assets and do not apply
                                                          to investment in securities issued
                                                          or guaranteed by the U.S.
                                                          government or its agencies or
                                                          instrumentalities. The 1940 Act
                                                          does not impose any investment
                                                          limitations on a non-diversified
                                                          fund. However, non-diversified
                                                          funds must comply with the
                                                          diversification requirements of
                                                          the Internal Revenue Code.
                                                          Currently, the Internal Revenue
                                                          Code permits a fund to invest 50%
                                                          of its total assets in to issuers
                                                          (i.e., 25% each) and, with respect
                                                          to 50% of its total assets,
                                                          requires the fund to be
                                                          diversified under the 5% of assets
                                                          and 10% of voting security tests
                                                          described above.
--------------------------------------------------------------------------------------------
  Borrowing           The Fund will not borrow, except    The Fund may not borrow money,
                      from banks and as a temporary       except to the extent permitted by
                      measure for extraordinary or        applicable law, as amended and
                      emergency purposes and then, in no  interpreted or modified from time
                      event, in excess of 10% of the      to time by any regulatory
                      Fund's gross assets valued at the   authority having jurisdiction and
                      lower of market or cost.            statement of additional
                                                          information as they may be amended
                                                          from time to time.

                                                          Note: Under the 1940 Act, a fund
                                                          may borrow from banks (as defined
                                                          in the 1940 Act) or enter into
                                                          reverse repurchase agreements, in
                                                          amounts up to 33 1/3% of its total
                                                          assets (including the amount
                                                          borrowed). The fund may also
                                                          borrow up to an additional 5% of
                                                          its total assets for temporary
                                                          purposes. The 1940 Act prohibits

                            Current Fundamental Investment      Proposed Fundamental Investment
          Topic                      Restrictions                        Restrictions
------------------------------------------------------------------------------------------------
  Borrowing--(continued)                                      an investment company from
                                                              purchasing securities on margin,
                                                              participating in a joint trading
                                                              account or effecting a short sale
                                                              of any security in contravention
                                                              of SEC rules, regulations or
                                                              orders. The SEC has issued no
                                                              rules, regulations or orders. The
                                                              SEC staff, however, has taken the
                                                              position that opening a margin
                                                              account, which is required to
                                                              effect the short sales, is a
                                                              borrowing by an investment company
                                                              and not from a bank, as is
                                                              required by the 1940 Act.
                                                              Therefore, it is proposed that the
                                                              fund preserve the right to margin,
                                                              participate in joint trading
                                                              accounts and engage in short sales
                                                              to the extent permitted by SEC
                                                              staff interpretations and subject
                                                              to any guidelines adopted by the
                                                              Board.
------------------------------------------------------------------------------------------------
  Issuing of Senior       The Fund will not issue senior      The Fund may not issue senior
  Securities              securities, as defined in the 1940  securities, except to the extent
                          Act, except that this restriction   permitted by applicable law, as
                          shall not be deemed to prohibit     amended and interpreted or
                          the Fund from (1) making any        modified from time to time by any
                          permitted borrowings, mortgages or  regulatory authority having
                          pledges, or (2) entering into       jurisdiction.
                          options, futures or repurchase
                          transactions.                       Note: Section 18(f) of the 1940
                                                              Act limits the ability of mutual
                                                              funds to issue or sell any senior
                                                              security. Generally, a senior
                                                              security means any bond,
                                                              debenture, note or similar
                                                              obligation or instrument
                                                              evidencing indebtedness. The SEC
                                                              has interpreted Section 18 also to
                                                              include any instrument that
                                                              creates a risk of leverage. Under
                                                              current SEC interpretations,
                                                              however, a fund may engage in
                                                              certain leveraged transactions if
                                                              it covers the transaction by
                                                              segregating an appropriate amount
                                                              of liquid assets. The following is
                                                              a list of permissible transactions
                                                              for which the SEC requires the
                                                              establishment of a segregated
                                                              account: purchasing securities on
                                                              a when-issued basis (also known as
                                                              firm commitments); selling
                                                              (writing) of put and call options;
                                                              futures contracts; buying and
                                                              selling options on future
                                                              contracts; forward foreign
                                                              currency exchange transactions;
                                                              reverse repurchase agreements;
                                                              short sales; except short sales
                                                              against the box.
------------------------------------------------------------------------------------------------
  Underwriting            The Fund will not underwrite the    The Fund may not underwrite
                          securities of other issuers.        securities of other issuers,
                                                              except insofar as the Fund may
                                                              technically be deemed to be an
                                                              underwriter under the Securities
                                                              Act of 1933 in connection with the
                                                              purchase or sale of its portfolio
                                                              securities.
------------------------------------------------------------------------------------------------

                            Current Fundamental Investment      Proposed Fundamental Investment
          Topic                      Restrictions                        Restrictions
------------------------------------------------------------------------------------------------
  Industry Concentration  The Fund will not invest more than  The Fund may not concentrate its
                          25% of its assets in companies      investments in the securities of
                          within a single industry; however,  one or more issuers conducting
                          there are no limitations on         their principal business
                          investments made in instruments     activities in the same industry
                          issued or guaranteed by the U.S.    (other than securities issued or
                          government and its agencies when    guaranteed by the U.S. government
                          the Fund adopts a temporary         or its agencies or
                          defensive position.                 instrumentalities).

                                                              Note: The 1940 Act currently
                                                              defines concentration as investing
                                                              more than 25% of a fund's total
                                                              assets, taken at market value, in
                                                              the securities of issuers
                                                              primarily engaged in any
                                                              particular industry (other than
                                                              securities issued or guaranteed by
                                                              the U.S. government or its
                                                              agencies or instrumentalities.
------------------------------------------------------------------------------------------------
  Investment in Real      The Fund will not purchase or sell  The Fund may not purchase or sell
  Estate                  real estate or real estate limited  real estate, except (1) to the
                          partnerships, although it may       extent permitted by applicable
                          purchase and sell securities of     law, as amended and interpreted or
                          companies which deal in real        modified from time to time by any
                          estate and may purchase and sell    regulatory authority having
                          securities which are secured by     jurisdiction (2) that the Fund may
                          interests in real estate.           invest in, securities of issuers
                                                              that deal or invest in real
                                                              estate, and (3) that the Fund may
                                                              purchase securities secured by
                                                              real estate or interests therein.
------------------------------------------------------------------------------------------------
  Commodities             The Fund will not invest in         The Fund may not purchase or sell
                          commodities.                        commodities or contracts on
                                                              commodities except that the Fund
                                                              may engage in financial futures
                                                              contracts and related options and
                                                              currency contracts and related
                                                              options and may otherwise do so in
                                                              accordance with applicable law and
                                                              without registering as a commodity
                                                              pool operator under the Commodity
                                                              Exchange Act.
------------------------------------------------------------------------------------------------
  Lending                 The Fund will not make loans        The Fund may not make loans to
                          except by purchasing debt           other persons, except that the
                          securities in accordance with its   Fund may lend its portfolio
                          investment objective and policies   securities in accordance with
                          or entering into repurchase         applicable law, as amended and
                          agreements, or by lending its       interpreted or modified from time
                          portfolio securities to banks,      to time by any regulatory
                          brokers, dealers and other          authority having jurisdiction and
                          financial institutions so long as   the guidelines set forth in the
                          the loans are in compliance with    Fund's prospectus and statement of
                          the 1940 Act or the rules and       additional information as they may
                          regulations or interpretations of   be amended from time to time. The
                          the SEC.                            acquisition of investment
                                                              securities or other investment
                                                              instruments shall not be deemed to
                                                              be the making of a loan.

                                                              Note: Under SEC policy, a Fund may
                                                              lend its portfolio securities to
                                                              registered broker-dealers or other
                                                              institutional investors. However,
                                                              these loans may not exceed 33 1/3%
                                                              of the Fund's total assets taken
                                                              at market value. In addition, the
                                                              Fund must receive at least 100%
                                                              collateral.
------------------------------------------------------------------------------------------------

                              Current Fundamental Investment      Proposed Fundamental Investment
           Topic                       Restrictions                        Restrictions
--------------------------------------------------------------------------------------------------
  Illiquid or Restricted    The Fund will not invest more than  This investment limitation will be
  Securities                an aggregate of 10% of the net      eliminated. However, the Board
                            assets of the Fund, determined at   will adopt the following non-
                            the time of investment, in          fundamental investment limitation:
                            securities subject to legal or      The Fund will not invest more than
                            contractual restrictions on resale  15% of its net assets in illiquid
                            or securities for which there are   securities.
                            no readily available markets,
                            including repurchase agreements
                            having maturities of more than
                            seven days.
--------------------------------------------------------------------------------------------------
  Control or Management     The Fund will not invest for the    This investment limitation will be
                            purpose of exercising control over  eliminated.
                            management of any company.
--------------------------------------------------------------------------------------------------
  Unseasoned Issuers        The Fund will not invest more than  This investment limitation will be
                            5% of its assets at the time of     eliminated.
                            purchase in the securities of
                            companies that have (with
                            predecessors) a continuous
                            operating history of less than 3
                            years.
--------------------------------------------------------------------------------------------------
  Buying Securities When    The Fund will not purchase          This investment limitation will be
  Borrowings Exceed 5%      additional securities when          eliminated.
                            borrowings exceed 5% of total
                            assets.
--------------------------------------------------------------------------------------------------
  Pledging                  The Fund will not pledge,           This investment limitation will be
                            mortgage, or hypothecate any of     eliminated.
                            its assets to an extent greater
                            than 10% of its total assets at
                            fair market value.
--------------------------------------------------------------------------------------------------
  Margin Purchases and      The Fund will not purchase on       This investment limitation will be
  Short Sales               margin or sell short.               eliminated.
--------------------------------------------------------------------------------------------------
  Directors' Ownership of   The Fund will not purchase or       This investment limitation will be
  Shares                    retain securities of an issuer if   eliminated.
                            those officers and Directors or
                            its investment adviser owning more
                            than 1/2 of 1% of such securities
                            together own more than 5% of such
                            securities.
--------------------------------------------------------------------------------------------------
  Interests In Oil, Gas Or  The Fund will not write or acquire  This investment limitation will be
  Other Mineral             options or interests in oil, gas    eliminated.
  Exploration Or            or other mineral exploration or
  Development Programs      development programs.
--------------------------------------------------------------------------------------------------

STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------------------
                        Current Fundamental Investment      Proposed Fundamental Investment
        Topic                    Restrictions                        Restrictions
--------------------------------------------------------------------------------------------
  Diversification of  The Fund will not with respect to   The Fund may not make any
  Investments         75% of its assets, (1) invest more  investment inconsistent with the than 5% of its total assets at the  Fund's classification as a
                      time of purchase in securities of   diversified series of an open-end
                      any single issuer (other than       investment company under the
                      obligations issued or guaranteed    Investment Company Act of 1940
                      as to principal and interest by     (the "1940 Act"). This restriction
                      the U.S. government or any agency   does not, however, apply to any
                      or instrumentality thereof) or (2)  Fund classified as non-diversified
                      purchase more than 10% of any       series of an open-end investment
                      class of the outstanding voting     company under the 1940 Act.
                      securities of any issuer.
                                                          Note: The 1940 Act currently
                                                          prohibits a diversified fund from
                                                          investing more than 5% of the
                                                          value of its total assets,
                                                          determined at market or other fair
                                                          value at the time of purchase. The
                                                          1940 Act also currently prohibits
                                                          diversified funds from investing
                                                          in more than 10% of the
                                                          outstanding voting securities of
                                                          any one issuer, determined at the
                                                          time of purchase. These
                                                          limitations only apply to 75% of
                                                          the fund's assets and do not apply
                                                          to investment in securities issued
                                                          or guaranteed by the U.S.
                                                          Government or its agencies or
                                                          instrumentalities. The 1940 Act
                                                          does not impose any investment
                                                          limitations on a non-diversified
                                                          fund. However, non-diversified
                                                          funds must comply with the
                                                          diversification requirements of
                                                          the Internal Revenue Code.
                                                          Currently, the Internal Revenue
                                                          Code permits a fund to invest 50%
                                                          of its total assets in to issuers
                                                          (i.e., 25% each) and, with respect
                                                          to 50% of its total assets,
                                                          requires the fund to be
                                                          diversified under the 5% of assets
                                                          and 10% of voting security tests
                                                          described above.
--------------------------------------------------------------------------------------------
  Borrowing           The Fund will not borrow, except    The Fund may not borrow money,
                      from banks and as a temporary       except to the extent permitted by
                      measure for extraordinary or        applicable law, as amended and
                      emergency purposes and then, in no  interpreted or modified from time event, in excess of 33 1/3% of the  to time by any regulatory
                      Fund's gross assets valued at the   authority having jurisdiction and
                      lower of market or cost.            statement of additional
                                                          information as they may be amended
                                                          from time to time.

                                                          Note: Under the 1940 Act, a fund
                                                          may borrow from banks (as defined
                                                          in the 1940 Act) or enter into
                                                          reverse repurchase agreements, in
                                                          amounts up to 33 1/3% of its total
                                                          assets (including the amount
                                                          borrowed). The fund may also
                                                          borrow up to an additional 5% of
                                                          its total assets for temporary
                                                          purposes. The 1940 Act prohibits
                                                          an investment company from
                                                          purchasing securities on margin,
                                                          participating in a joint trading
                                                          account or effecting a short sale
                                                          of

                            Current Fundamental Investment      Proposed Fundamental Investment
          Topic                      Restrictions                        Restrictions
------------------------------------------------------------------------------------------------
  Borrowing--(continued)                                      any security in contravention of
                                                              SEC rules, regulations or orders.
                                                              The SEC has issued no rules,
                                                              regulations or orders. The SEC
                                                              staff, however, has taken the
                                                              position that opening a margin
                                                              account, which is required to
                                                              effect the short sales, is a
                                                              borrowing by an investment company
                                                              and not from a bank, as is
                                                              required by the 1940 Act.
                                                              Therefore, it is proposed that the
                                                              fund preserve the right to margin,
                                                              participate in joint trading
                                                              accounts and engage in short sales
                                                              to the extent permitted by SEC
                                                              staff interpretations and subject
                                                              to any guidelines adopted by the
                                                              Board.
------------------------------------------------------------------------------------------------
  Issuing of Senior       The Fund will not issue senior      The Fund may not issue senior
  Securities              securities, as defined in the 1940  securities, except to the extent
                          Act, except that this restriction   permitted by applicable law, as
                          shall not be deemed to prohibit     amended and interpreted or
                          the Fund from (1) making any        modified from time to time by any
                          permitted borrowings, mortgages or  regulatory authority having
                          pledges, or (2) entering into       jurisdiction.
                          futures or repurchase
                          transactions.                       Note: Section 18(f) of the 1940
                                                              Act limits the ability of mutual
                                                              funds to issue or sell any senior
                                                              security. Generally, a senior
                                                              security means any bond,
                                                              debenture, note or similar
                                                              obligation or instrument
                                                              evidencing indebtedness. The SEC
                                                              has interpreted Section 18 also to
                                                              include any instrument that
                                                              creates a risk of leverage. Under
                                                              current SEC interpretations,
                                                              however, a fund may engage in
                                                              certain leveraged transactions if
                                                              it covers the transaction by
                                                              segregating an appropriate amount
                                                              of liquid assets. The following is
                                                              a list of permissible transactions
                                                              for which the SEC requires the
                                                              establishment of a segregated
                                                              account: purchasing securities on
                                                              a when-issued basis (also known as
                                                              firm commitments); selling
                                                              (writing) of put and call options;
                                                              futures contracts; buying and
                                                              selling options on future
                                                              contracts; forward foreign
                                                              currency exchange transactions;
                                                              reverse repurchase agreements;
                                                              short sales, except short sales
                                                              against the box.
------------------------------------------------------------------------------------------------
  Underwriting            The Fund will not underwrite the    The Fund may not underwrite
                          securities of other issuers.        securities of other issuers,
                                                              except insofar as the Fund may
                                                              technically be deemed to be an
                                                              underwriter under the Securities
                                                              Act of 1933 in connection with the
                                                              purchase or sale of its portfolio
                                                              securities.
------------------------------------------------------------------------------------------------
  Industry Concentration  The Fund will not invest more than  The Fund may not concentrate its
                          25% of its assets in companies      investments in the securities of
                          within a single industry; however,  one or more issuers conducting
                          there are no limitations            their principal business
                                                              activities in

                              Current Fundamental Investment      Proposed Fundamental Investment
           Topic                       Restrictions                        Restrictions
--------------------------------------------------------------------------------------------------
  Industry Concentration--  on investments made in instruments  the same industry (other than
  (continued)               issued or guaranteed by the U.S.    securities issued or guaranteed by
                            government and its agencies when    the U.S. government or its
                            the Fund adopts a temporary         agencies or instrumentalities).
                            defensive position.
                                                                Note: The 1940 Act currently
                                                                defines concentration as investing
                                                                more than 25% of a fund's total
                                                                assets, taken at market value, in
                                                                the securities of issuers
                                                                primarily engaged in any
                                                                particular industry (other than
                                                                securities issued or guaranteed by
                                                                the U.S. Government or its
                                                                agencies or instrumentalities.
--------------------------------------------------------------------------------------------------
  Investment in Real        The Fund will not purchase or sell  The Fund may not purchase or sell
  Estate                    real estate or real estate limited  real estate, except (1) to the
                            partnerships, although it may       extent permitted by applicable
                            purchase and sell securities of     law, as amended and interpreted or
                            companies which deal in real        modified from time to time by any
                            estate and may purchase and sell    regulatory authority having
                            securities which are secured by     jurisdiction (2) that the Fund may
                            interests in real estate.           invest in, securities of issuers
                                                                that deal or invest in real
                                                                estate, and (3) that the Fund may
                                                                purchase securities secured by
                                                                real estate or interests therein.
--------------------------------------------------------------------------------------------------
  Commodities               The Fund will not invest in         The Fund may not purchase or sell
                            commodities.                        commodities or contracts on
                                                                commodities except that the Fund
                                                                may engage in financial futures
                                                                contracts and related options and
                                                                currency contracts and related
                                                                options and may otherwise do so in
                                                                accordance with applicable law and
                                                                without registering as a commodity
                                                                pool operator under the Commodity
                                                                Exchange Act.
--------------------------------------------------------------------------------------------------
  Lending                   The Fund will not make loans        The Fund may not make loans to
                            except by purchasing debt           other persons, except that the
                            securities in accordance with its   Fund may lend its portfolio
                            investment objective and policies   securities in accordance with
                            or entering into repurchase         applicable law, as amended and
                            agreements, or by lending its       interpreted or modified from time
                            portfolio securities to banks,      to time by any regulatory
                            brokers, dealers and other          authority having jurisdiction and
                            financial institutions so long as   the guidelines set forth in the
                            the loans are in compliance with    Fund's prospectus and statement of
                            the 1940 Act or the rules and       additional information as they may
                            regulations or interpretations of   be amended from time to time. The
                            the SEC.                            acquisition of investment
                                                                securities or other investment
                                                                instruments shall not be deemed to
                                                                be the making of a loan.

                                                                Note: Under SEC policy, a Fund may
                                                                lend its portfolio securities to
                                                                registered broker-dealers or other
                                                                institutional investors. However,
                                                                these loans may not exceed 33 1/3%
                                                                of the Fund's total assets taken
                                                                at market value. In addition, the
                                                                Fund must receive at least 100%
                                                                collateral.
--------------------------------------------------------------------------------------------------
  Illiquid or Restricted    The Fund will not invest more than  This investment limitation will be
  Securities                an aggregate of 10% of the net      eliminated. However, the Board
                            assets of the Fund, determined at   will adopt the following non-
                            the time of investment,             fundamental investment

                              Current Fundamental Investment      Proposed Fundamental Investment
           Topic                       Restrictions                        Restrictions
--------------------------------------------------------------------------------------------------
  Illiquid or Restricted    in securities subject to legal or   limitation: The Fund will not
  Securities--(continued)   contractual restrictions on resale  invest more than 15% of its net
                            or securities for which there are   assets in illiquid securities.
                            no readily available markets,
                            including repurchase agreements
                            having maturities of more than
                            seven days.
--------------------------------------------------------------------------------------------------
  Control or Management     The Fund will not invest for the    This investment limitation will be
                            purpose of exercising control over  eliminated.
                            management of any company.
--------------------------------------------------------------------------------------------------
  Unseasoned Issuers        The Fund will not invest more than  This investment limitation will be
                            5% of its assets at the time of     eliminated.
                            purchase in the securities of
                            companies that have (with
                            predecessors) a continuous
                            operating history of less than 3
                            years.
--------------------------------------------------------------------------------------------------
  Buying Securities When    The Fund will not purchase          This investment limitation will be
  Borrowings Exceed 5%      additional securities when          eliminated.
                            borrowings exceed 5% of total
                            assets.
--------------------------------------------------------------------------------------------------
  Pledging                  The Fund will not pledge,           This investment limitation will be
                            mortgage, or hypothecate any of     eliminated.
                            its assets to an extent greater
                            than 33 1/3% of its total assets
                            at fair market value.
--------------------------------------------------------------------------------------------------
  Margin Purchases and      The Fund will not purchase on       This investment limitation will be
  Short Sales               margin or sell short.               eliminated.
--------------------------------------------------------------------------------------------------
  Directors' Ownership of   The Fund will not purchase or       This investment limitation will be
  Shares                    retain securities of an issuer if   eliminated.
                            those officers and Directors or
                            its investment adviser owning more
                            than 1/2 of 1% of such securities
                            together own more than 5% of such
                            securities.
--------------------------------------------------------------------------------------------------
  Interests In Oil, Gas Or  The Fund will not write or acquire  This investment limitation will be
  Other Mineral             options or interests in oil, gas    eliminated.
  Exploration Or            or other mineral exploration or
  Development Programs      development programs.
--------------------------------------------------------------------------------------------------

TJ CORE EQUITY PORTFOLIO

--------------------------------------------------------------------------------------------
                        Current Fundamental Investment      Proposed Fundamental Investment
        Topic                    Restrictions                        Restrictions
--------------------------------------------------------------------------------------------
  Diversification of  The Fund will not with respect to   The Fund may not make any
  Investments         75% of its assets, (1) own more     investment inconsistent with the
                      than 5% of the securities of any    Fund's classification as a
                      single issuer (other than           diversified series of an open-end
                      investments issued or guaranteed    investment company under the
                      by the U.S. government or any of    Investment Company Act of 1940
                      its agencies or instrumentalities)  (the "1940 Act"). This restriction
                      or (2) own more than 10% of the     does not, however, apply to any
                      outstanding voting securities of    Fund classified as non-diversified
                      any one issuer.                     series of an open-end investment
                                                          company under the 1940 Act.

                                                          Note: The 1940 Act currently
                                                          prohibits a diversified fund from
                                                          investing more than 5% of the
                                                          value of its total assets,
                                                          determined at market or other fair
                                                          value at the time of purchase. The
                                                          1940 Act also currently prohibits
                                                          diversified funds from investing
                                                          in more than 10% of the
                                                          outstanding voting securities of
                                                          any one issuer, determined at the
                                                          time of purchase. These
                                                          limitations only apply to 75% of
                                                          the fund's assets and do not apply
                                                          to investment in securities issued
                                                          or guaranteed by the U.S.
                                                          government or its agencies or
                                                          instrumentalities. The 1940 Act
                                                          does not impose any investment
                                                          limitations on a non-diversified
                                                          fund. However, non-diversified
                                                          funds must comply with the
                                                          diversification requirements of
                                                          the Internal Revenue Code.
                                                          Currently, the Internal Revenue
                                                          Code permits a fund to invest 50%
                                                          of its total assets in to issuers
                                                          (i.e., 25% each) and, with respect
                                                          to 50% of its total assets,
                                                          requires the fund to be
                                                          diversified under the 5% of assets
                                                          and 10% of voting security tests
                                                          described above.
--------------------------------------------------------------------------------------------
  Borrowing           The Fund will not borrow money,     The Fund may not borrow money,
                      except from banks and as a          except to the extent permitted by
                      temporary measure for               applicable law, as amended and
                      extraordinary or emergency          interpreted or modified from time
                      purposes and then, in no event, in  to time by any regulatory
                      excess of 33 1/3% of the            authority having jurisdiction and
                      portfolio's gross assets valued at  statement of additional
                      the lower of market or cost.        information as they may be amended
                                                          from time to time.

                                                          Note: Under the 1940 Act, a fund
                                                          may borrow from banks (as defined
                                                          in the 1940 Act) or enter into
                                                          reverse repurchase agreements, in
                                                          amounts up to 33 1/3% of its total
                                                          assets (including the amount
                                                          borrowed). The fund may also
                                                          borrow up to an additional 5% of
                                                          its total assets for temporary
                                                          purposes. The 1940 Act prohibits
                                                          an investment company from
                                                          purchasing securities on margin,
                                                          participating in a joint

                            Current Fundamental Investment      Proposed Fundamental Investment
          Topic                      Restrictions                        Restrictions
------------------------------------------------------------------------------------------------
  Borrowing--(continued)                                      trading account or effecting a
                                                              short sale of any security in
                                                              contravention of SEC rules,
                                                              regulations or orders. The SEC has
                                                              issued no rules, regulations or
                                                              orders. The SEC staff, however,
                                                              has taken the position that
                                                              opening a margin account, which is
                                                              required to effect the short
                                                              sales, is a borrowing by an
                                                              investment company and not from a
                                                              bank, as is required by the 1940
                                                              Act. Therefore, it is proposed
                                                              that the fund preserve the right
                                                              to margin, participate in joint
                                                              trading accounts and engage in
                                                              short sales to the extent
                                                              permitted by SEC staff
                                                              interpretations and subject to any
                                                              guidelines adopted by the Board.
------------------------------------------------------------------------------------------------
  Issuing of Senior       The Fund will not issue senior      The Fund may not issue senior
  Securities              securities, as defined in the 1940  securities, except to the extent
                          Act, except that this restriction   permitted by applicable law, as
                          shall not be deemed to prohibit     amended and interpreted or
                          the portfolio from (1) making any   modified from time to time by any
                          permitted borrowings, mortgages or  regulatory authority having
                          pledges, or (2) entering into       jurisdiction.
                          options, futures or repurchase
                          transactions.                       Note: Section 18(f) of the 1940
                                                              Act limits the ability of mutual
                                                              funds to issue or sell any senior
                                                              security. Generally, a senior
                                                              security means any bond,
                                                              debenture, note or similar
                                                              obligation or instrument
                                                              evidencing indebtedness. The SEC
                                                              has interpreted Section 18 also to
                                                              include any instrument that
                                                              creates a risk of leverage. Under
                                                              current SEC interpretations,
                                                              however, a fund may engage in
                                                              certain leveraged transactions if
                                                              it covers the transaction by
                                                              segregating an appropriate amount
                                                              of liquid assets. The following is
                                                              a list of permissible transactions
                                                              for which the SEC requires the
                                                              establishment of a segregated
                                                              account: purchasing securities on
                                                              a when-issued basis (also known as
                                                              firm commitments); selling
                                                              (writing) of put and call options;
                                                              futures contracts; buying and
                                                              selling options on future
                                                              contracts; forward foreign
                                                              currency exchange transactions;
                                                              reverse repurchase agreements;
                                                              short sales, except short sales
                                                              against the box.
------------------------------------------------------------------------------------------------
  Underwriting            The Fund will not underwrite the    The Fund may not underwrite
                          securities of other issuers.        securities of other issuers,
                                                              except insofar as the Fund may
                                                              technically be deemed to be an
                                                              underwriter under the Securities
                                                              Act of 1933 in connection with the
                                                              purchase or sale of its portfolio
                                                              securities.
------------------------------------------------------------------------------------------------
  Industry Concentration  The Fund will not invest more than  The Fund may not concentrate its
                          25% of its assets in companies      investments in the securities of
                          within a single industry; however,  one or more issuers conducting
                          there are no limitations            their principal business
                                                              activities in

                              Current Fundamental Investment      Proposed Fundamental Investment
           Topic                       Restrictions                        Restrictions
--------------------------------------------------------------------------------------------------
  Industry Concentration--  on investments made in instruments  the same industry (other than
  (continued)               issued or guaranteed by the U.S.    securities issued or guaranteed by
                            government and its agencies.        the U.S. government or its
                                                                agencies or instrumentalities).

                                                                Note: The 1940 Act currently
                                                                defines concentration as investing
                                                                more than 25% of a fund's total
                                                                assets, taken at market value, in
                                                                the securities of issuers
                                                                primarily engaged in any
                                                                particular industry (other than
                                                                securities issued or guaranteed by
                                                                the U.S. government or its
                                                                agencies or instrumentalities.
--------------------------------------------------------------------------------------------------
  Investment in Real        The Fund will not purchase or sell  The Fund may not purchase or sell
  Estate                    real estate or real estate limited  real estate, except (1) to the
                            partnerships, although it may       extent permitted by applicable
                            purchase and sell securities of     law, as amended and interpreted or
                            companies which deal in real        modified from time to time by any
                            estate and may purchase and sell    regulatory authority having
                            securities which are secured by     jurisdiction (2) that the Fund may
                            interests in real estate.           invest in, securities of issuers
                                                                that deal or invest in real
                                                                estate, and (3) that the Fund may
                                                                purchase securities secured by
                                                                real estate or interests therein.
--------------------------------------------------------------------------------------------------
  Commodities               The Fund will not invest in         The Fund may not purchase or sell
                            physical commodities or contracts   commodities or contracts on
                            on physical commodities.            commodities except that the Fund
                                                                may engage in financial futures
                                                                contracts and related options and
                                                                currency contracts and related
                                                                options and may otherwise do so in
                                                                accordance with applicable law and
                                                                without registering as a commodity
                                                                pool operator under the Commodity
                                                                Exchange Act.
--------------------------------------------------------------------------------------------------
  Lending                   The Fund will not make loans        The Fund may not make loans to
                            except by purchasing debt           other persons, except that the
                            securities in accordance with its   Fund may lend its portfolio
                            investment objective and policies   securities in accordance with
                            or entering into repurchase         applicable law, as amended and
                            agreements, or by lending its       interpreted or modified from time
                            portfolio securities to banks,      to time by any regulatory
                            brokers, dealers and other          authority having jurisdiction and
                            financial institutions so long as   the guidelines set forth in the
                            the loans are not inconsistent      Fund's prospectus and statement of
                            with the 1940 Act or the rules and  additional information as they may
                            regulations or interpretations of   be amended from time to time. The
                            the SEC.                            acquisition of investment
                                                                securities or other investment
                                                                instruments shall not be deemed to
                                                                be the making of a loan.

                                                                Note: Under SEC policy, a Fund may
                                                                lend its portfolio securities to
                                                                registered broker-dealers or other
                                                                institutional investors. However,
                                                                these loans may not exceed 33 1/3%
                                                                of the Fund's total assets taken
                                                                at market value. In addition, the
                                                                Fund must receive at least 100%
                                                                collateral.
--------------------------------------------------------------------------------------------------

TS&W EQUITY PORTFOLIO
TS&W FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------------------
                        Current Fundamental Investment      Proposed Fundamental Investment
        Topic                    Restrictions                        Restrictions
--------------------------------------------------------------------------------------------
  Diversification of  The Fund will not with respect to   The Fund may not make any
  Investments         75% of its assets, (1) invest more  investment inconsistent with the than 5% of its total assets at the  Fund's classification as a
                      time of purchase in securities of   diversified series of an open-end
                      any single issuer (other than       investment company under the
                      obligations issued or guaranteed    Investment Company Act of 1940
                      as to principal and interest by     (the "1940 Act"). This restriction
                      the U.S. government or any of its   does not, however, apply to any
                      agencies or instrumentalities) or   Fund classified as non-diversified
                      (2) purchase more than 10% of any   series of an open-end investment
                      class of the outstanding voting     company under the 1940 Act.
                      securities of any issuer.
                                                          Note: The 1940 Act currently
                                                          prohibits a diversified fund from
                                                          investing more than 5% of the
                                                          value of its total assets,
                                                          determined at market or other fair
                                                          value at the time of purchase. The
                                                          1940 Act also currently prohibits
                                                          diversified funds from investing
                                                          in more than 10% of the
                                                          outstanding voting securities of
                                                          any one issuer, determined at the
                                                          time of purchase. These
                                                          limitations only apply to 75% of
                                                          the fund's assets and do not apply
                                                          to investment in securities issued
                                                          or guaranteed by the U.S.
                                                          government or its agencies or
                                                          instrumentalities. The 1940 Act
                                                          does not impose any investment
                                                          limitations on a non-diversified
                                                          fund. However, non-diversified
                                                          funds must comply with the
                                                          diversification requirements of
                                                          the Internal Revenue Code.
                                                          Currently, the Internal Revenue
                                                          Code permits a fund to invest 50%
                                                          of its total assets in to issuers
                                                          (i.e., 25% each) and, with respect
                                                          to 50% of its total assets,
                                                          requires the fund to be
                                                          diversified under the 5% of assets
                                                          and 10% of voting security tests
                                                          described above.
--------------------------------------------------------------------------------------------
  Borrowing           The Fund will not borrow, except    The Fund may not borrow money,
                      from banks and as a temporary       except to the extent permitted by
                      measure for extraordinary or        applicable law, as amended and
                      emergency purposes and then, in no  interpreted or modified from time
                      event, in excess of 10% of the      to time by any regulatory
                      Fund's gross assets valued at the   authority having jurisdiction and
                      lower of market or cost.            statement of additional
                                                          information as they may be amended
                                                          from time to time.

                                                          Note: Under the 1940 Act, a fund
                                                          may borrow from banks (as defined
                                                          in the 1940 Act) or enter into
                                                          reverse repurchase agreements, in
                                                          amounts up to 33 1/3% of its total
                                                          assets (including the amount
                                                          borrowed). The fund may also
                                                          borrow up to an additional 5% of
                                                          its total assets for temporary
                                                          purposes. The 1940 Act prohibits

                            Current Fundamental Investment      Proposed Fundamental Investment
          Topic                      Restrictions                        Restrictions
------------------------------------------------------------------------------------------------
  Borrowing--(continued)                                      an investment company from
                                                              purchasing securities on margin,
                                                              participating in a joint trading
                                                              account or effecting a short sale
                                                              of any security in contravention
                                                              of SEC rules, regulations or
                                                              orders. The SEC has issued no
                                                              rules, regulations or orders. The
                                                              SEC staff, however, has taken the
                                                              position that opening a margin
                                                              account, which is required to
                                                              effect the short sales, is a
                                                              borrowing by an investment company
                                                              and not from a bank, as is
                                                              required by the 1940 Act.
                                                              Therefore, it is proposed that the
                                                              fund preserve the right to margin,
                                                              participate in joint trading
                                                              accounts and engage in short sales
                                                              to the extent permitted by SEC
                                                              staff interpretations and subject
                                                              to any guidelines adopted by the
                                                              Board.
------------------------------------------------------------------------------------------------
  Issuing of Senior       The Fund will not issue senior      The Fund may not issue senior
  Securities              securities, as defined in the 1940  securities, except to the extent
                          Act, except that this restriction   permitted by applicable law, as
                          shall not be deemed to prohibit     amended and interpreted or
                          the Fund from (1) making any        modified from time to time by any
                          permitted borrowings, mortgages or  regulatory authority having
                          pledges, or (2) entering into       jurisdiction.
                          repurchase transactions.
                                                              Note: Section 18(f) of the 1940
                                                              Act limits the ability of mutual
                                                              funds to issue or sell any senior
                                                              security. Generally, a senior
                                                              security means any bond,
                                                              debenture, note or similar
                                                              obligation or instrument
                                                              evidencing indebtedness. The SEC
                                                              has interpreted Section 18 also to
                                                              include any instrument that
                                                              creates a risk of leverage. Under
                                                              current SEC interpretations,
                                                              however, a fund may engage in
                                                              certain leveraged transactions if
                                                              it covers the transaction by
                                                              segregating an appropriate amount
                                                              of liquid assets. The following is
                                                              a list of permissible transactions
                                                              for which the SEC requires the
                                                              establishment of a segregated
                                                              account: purchasing securities on
                                                              a when-issued basis (also known as
                                                              firm commitments); selling
                                                              (writing) of put and call options;
                                                              futures contracts; buying and
                                                              selling options on future
                                                              contracts; forward foreign
                                                              currency exchange transactions;
                                                              reverse repurchase agreements;
                                                              short sales, except short sales
                                                              against the box.
------------------------------------------------------------------------------------------------
  Underwriting            The Fund currently has the          The Fund may not underwrite
                          following non-fundamental           securities of other issuers,
                          Restriction: The Fund will not      except insofar as the Fund may
                          underwrite the securities of other  technically be deemed to be an
                          issuers or invest more than an      underwriter under the Securities
                          aggregate of 10% of the net assets  Act of 1933 in connection with the
                          of the portfolio, determined at     purchase or sale of its portfolio
                          the time of investment, in          securities.
                          securities subject to legal or
                          contractual restrictions on resale
                          or securities for which there are
                          no readily

                            Current Fundamental Investment      Proposed Fundamental Investment
          Topic                      Restrictions                        Restrictions
------------------------------------------------------------------------------------------------
  Underwriting--          available markets, including
  (continued)             repurchase agreements having
                          maturities of more than seven
                          days.
------------------------------------------------------------------------------------------------
  Industry Concentration  The Fund will not invest more than  The Fund may not concentrate its
                          25% of its assets in companies      investments in the securities of
                          within a single industry; however,  one or more issuers conducting
                          there are no limitations on         their principal business
                          investments made in instruments     activities in the same industry
                          issued or guaranteed by the U.S.    (other than securities issued or
                          government and its agencies when    guaranteed by the U.S. government
                          the Fund adopts a temporary         or its agencies or
                          defensive position.                 instrumentalities).

                                                              Note: The 1940 Act currently
                                                              defines concentration as investing
                                                              more than 25% of a fund's total
                                                              assets, taken at market value, in
                                                              the securities of issuers
                                                              primarily engaged in any
                                                              particular industry (other than
                                                              securities issued or guaranteed by
                                                              the U.S. government or its
                                                              agencies or instrumentalities.
------------------------------------------------------------------------------------------------
  Investment in Real      None                                The Fund may not purchase or sell
  Estate                                                      real estate, except (1) to the
                                                              extent permitted by applicable
                                                              law, as amended and interpreted or
                                                              modified from time to time by any
                                                              regulatory authority having
                                                              jurisdiction (2) that the Fund may
                                                              invest in, securities of issuers
                                                              that deal or invest in real
                                                              estate, and (3) that the Fund may
                                                              purchase securities secured by
                                                              real estate or interests therein.
------------------------------------------------------------------------------------------------
  Commodities             The Fund currently has the          The Fund may not purchase or sell
                          following non-fundamental           commodities or contracts on
                          Restriction: The Fund will not      commodities except that the Fund
                          invest in commodities.              may engage in financial futures
                                                              contracts and related options and
                                                              currency contracts and related
                                                              options and may otherwise do so in
                                                              accordance with applicable law and
                                                              without registering as a commodity
                                                              pool operator under the Commodity
                                                              Exchange Act.
------------------------------------------------------------------------------------------------
  Lending                 The Fund will not make loans        The Fund may not make loans to
                          except (1) by purchasing bonds,     other persons, except that the
                          debentures or similar obligations   Fund may lend its portfolio
                          which are publicly distributed,     securities in accordance with
                          including repurchase agreements;    applicable law, as amended and
                          provided however, that repurchase   interpreted or modified from time
                          agreements maturing in more than    to time by any regulatory
                          seven days, together with           authority having jurisdiction and
                          securities which are not readily    the guidelines set forth in the
                          marketable, will not exceed 10% of  Fund's prospectus and statement of the Fund's total assets, or (2) by  additional information as they may
                          lending its portfolio securities    be amended from time to time. The
                          to banks, brokers, dealers and      acquisition of investment
                          other financial institutions so     securities or other investment
                          long as such loans are not          instruments shall not be deemed to
                          inconsistent with the 1940 Act,     be the making of a loan.
                          and the Rules and Regulations or
                          interpretations of the SEC.         Note: Under SEC policy, a Fund may
                                                              lend its portfolio securities to
                                                              registered broker-dealers or other
                                                              institutional investors. However,
                                                              these loans may not exceed 33 1/3%

                            Current Fundamental Investment      Proposed Fundamental Investment
          Topic                      Restrictions                        Restrictions
------------------------------------------------------------------------------------------------
  Lending--(continued)                                        of the Fund's total assets taken
                                                              at market value. In addition, the
                                                              Fund must receive at least 100%
                                                              collateral.
------------------------------------------------------------------------------------------------
  Unseasoned Issuers      The Fund will not invest more than  This investment limitation will be
                          5% of its assets at the time of     eliminated.
                          purchase in the securities of
                          companies that have (with
                          predecessors) a continuous
                          operating history of less than 3
                          years.
------------------------------------------------------------------------------------------------
  Buying Securities When  The Fund will not purchase          This investment limitation will be
  Borrowings Exceed 5%    additional securities when          eliminated.
                          borrowings exceed 5% of total
                          gross assets.
------------------------------------------------------------------------------------------------
  Pledging                The Fund will not pledge,           This investment limitation will be
                          mortgage, or hypothecate any of     eliminated.
                          its assets to an extent greater
                          than 10% of its total assets at
                          fair market value.
------------------------------------------------------------------------------------------------

TS&W INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------------------
                        Current Fundamental Investment      Proposed Fundamental Investment
        Topic                    Restrictions                        Restrictions
--------------------------------------------------------------------------------------------
  Diversification of  The Fund will not with respect to   The Fund may not make any
  Investments         75% of its assets, (1) invest more  investment inconsistent with the than 5% of its total assets at the  Fund's classification as a
                      time of purchase in securities of   diversified series of an open-end
                      any single issuer (other than       investment company under the
                      obligations issued or guaranteed    Investment Company Act of 1940
                      as to principal and interest by     (the "1940 Act"). This restriction
                      the U.S. government or any of its   does not, however, apply to any
                      agencies or instrumentalities) or   Fund classified as non-diversified
                      (2) purchase more than 10% of any   series of an open-end investment
                      class of the outstanding voting     company under the 1940 Act.
                      securities of any issuer.
                                                          Note: The 1940 Act currently
                                                          prohibits a diversified fund from
                                                          investing more than 5% of the
                                                          value of its total assets,
                                                          determined at market or other fair
                                                          value at the time of purchase. The
                                                          1940 Act also currently prohibits
                                                          diversified funds from investing
                                                          in more than 10% of the
                                                          outstanding voting securities of
                                                          any one issuer, determined at the
                                                          time of purchase. These
                                                          limitations only apply to 75% of
                                                          the fund's assets and do not apply
                                                          to investment in securities issued
                                                          or guaranteed by the
                                                          U.S. government or its agencies or
                                                          instrumentalities. The 1940 Act
                                                          does not impose any investment
                                                          limitations on a non-diversified
                                                          fund. However, non-diversified
                                                          funds must comply with the
                                                          diversification requirements of
                                                          the Internal Revenue Code.
                                                          Currently, the Internal Revenue
                                                          Code permits a fund to invest 50%
                                                          of its total assets in to issuers
                                                          (i.e., 25% each) and, with respect
                                                          to 50% of its total assets,
                                                          requires the fund to be
                                                          diversified under the 5% of assets
                                                          and 10% of voting security tests
                                                          described above.
--------------------------------------------------------------------------------------------
  Borrowing           The Fund will not borrow, except    The Fund may not borrow money,
                      from banks and as a temporary       except to the extent permitted by
                      measure for extraordinary or        applicable law, as amended and
                      emergency purposes and then, in no  interpreted or modified from time
                      event, in excess of 10% of the      to time by any regulatory
                      Fund's gross assets valued at the   authority having jurisdiction and
                      lower of market or cost.            statement of additional
                                                          information as they may be amended
                                                          from time to time.

                                                          Note: Under the 1940 Act, a fund
                                                          may borrow from banks (as defined
                                                          in the 1940 Act) or enter into
                                                          reverse repurchase agreements, in
                                                          amounts up to 33 1/3% of its total
                                                          assets (including the amount
                                                          borrowed). The fund may also
                                                          borrow up to an additional 5% of
                                                          its total assets for temporary
                                                          purposes. The 1940 Act prohibits
                                                          an investment company from
                                                          purchasing securities on margin,
                                                          participating in a joint

                            Current Fundamental Investment      Proposed Fundamental Investment
          Topic                      Restrictions                        Restrictions
------------------------------------------------------------------------------------------------
  Borrowing--(continued)                                      trading account or effecting a
                                                              short sale of any security in
                                                              contravention of SEC rules,
                                                              regulations or orders. The SEC has
                                                              issued no rules, regulations or
                                                              orders. The SEC staff, however,
                                                              has taken the position that
                                                              opening a margin account, which is
                                                              required to effect the short
                                                              sales, is a borrowing by an
                                                              investment company and not from a
                                                              bank, as is required by the 1940
                                                              Act. Therefore, it is proposed
                                                              that the fund preserve the right
                                                              to margin, participate in joint
                                                              trading accounts and engage in
                                                              short sales to the extent
                                                              permitted by SEC staff
                                                              interpretations and subject to any
                                                              guidelines adopted by the Board.
------------------------------------------------------------------------------------------------
  Issuing of Senior       The Fund will not issue senior      The Fund may not issue senior
  Securities              securities, as defined in the 1940  securities, except to the extent
                          Act, except that this restriction   permitted by applicable law, as
                          shall not be deemed to prohibit     amended and interpreted or
                          the Fund from (1) making any        modified from time to time by any
                          permitted borrowings, mortgages or  regulatory authority having
                          pledges, or (2) entering into       jurisdiction.
                          options and futures or repurchase
                          transactions.                       Note: Section 18(f) of the 1940
                                                              Act limits the ability of mutual
                                                              funds to issue or sell any senior
                                                              security. Generally, a senior
                                                              security means any bond,
                                                              debenture, note or similar
                                                              obligation or instrument
                                                              evidencing indebtedness. The SEC
                                                              has interpreted Section 18 also to
                                                              include any instrument that
                                                              creates a risk of leverage. Under
                                                              current SEC interpretations,
                                                              however, a fund may engage in
                                                              certain leveraged transactions if
                                                              it covers the transaction by
                                                              segregating an appropriate amount
                                                              of liquid assets. The following is
                                                              a list of permissible transactions
                                                              for which the SEC requires the
                                                              establishment of a segregated
                                                              account: purchasing securities on
                                                              a when-issued basis (also known as
                                                              firm commitments); selling
                                                              (writing) of put and call options;
                                                              futures contracts; buying and
                                                              selling options on future
                                                              contracts; forward foreign
                                                              currency exchange transactions;
                                                              reverse repurchase agreements;
                                                              short sales, except short sales
                                                              against the box.
------------------------------------------------------------------------------------------------
  Underwriting            The Fund currently has the          The Fund may not underwrite
                          following non-fundamental           securities of other issuers,
                          Restriction: The Fund will not      except insofar as the Fund may
                          underwrite the securities of other  technically be deemed to be an
                          issuers or invest more than an      underwriter under the Securities
                          aggregate of 10% of the net assets  Act of 1933 in connection with the
                          of the portfolio, determined at     purchase or sale of its portfolio
                          the time of investment, in          securities.
                          securities subject to legal or
                          contractual restrictions on resale
                          or securities for which there are
                          no readily available markets,
                          including repurchase agreements
                          having maturities of more than
                          seven days.
------------------------------------------------------------------------------------------------

                            Current Fundamental Investment      Proposed Fundamental Investment
          Topic                      Restrictions                        Restrictions
------------------------------------------------------------------------------------------------
  Industry Concentration  The Fund will not invest more than  The Fund may not concentrate its
                          25% of its assets in companies      investments in the securities of
                          within a single industry; however,  one or more issuers conducting
                          there are no limitations on         their principal business
                          investments made in instruments     activities in the same industry
                          issued or guaranteed by the U.S.    (other than securities issued or
                          government and its agencies when    guaranteed by the U.S. government
                          the Fund adopts a temporary         or its agencies or
                          defensive position.                 instrumentalities).

                                                              Note: The 1940 Act currently
                                                              defines concentration as investing
                                                              more than 25% of a fund's total
                                                              assets, taken at market value, in
                                                              the securities of issuers
                                                              primarily engaged in any
                                                              particular industry (other than
                                                              securities issued or guaranteed by
                                                              the U.S. government or its
                                                              agencies or instrumentalities.
------------------------------------------------------------------------------------------------
  Investment in Real      None                                The Fund may not purchase or sell
  Estate                                                      real estate, except (1) to the
                                                              extent permitted by applicable
                                                              law, as amended and interpreted or
                                                              modified from time to time by any
                                                              regulatory authority having
                                                              jurisdiction (2) that the Fund may
                                                              invest in, securities of issuers
                                                              that deal or invest in real
                                                              estate, and (3) that the Fund may
                                                              purchase securities secured by
                                                              real estate or interests therein.
------------------------------------------------------------------------------------------------
  Commodities             The Fund currently has the          The Fund may not purchase or sell
                          following non-fundamental           commodities or contracts on
                          Restriction: The Fund will not      commodities except that the Fund
                          invest in commodities except that   may engage in financial futures
                          the Fund may invest in futures      contracts and related options and
                          contracts and options to the        currency contracts and related
                          extent that not more than 5% of     options and may otherwise do so in
                          the Fund's assets is required as    accordance with applicable law and
                          deposit to secure obligations       without registering as a commodity
                          under futures contracts and the     pool operator under the Commodity
                          entry into forward foreign          Exchange Act.
                          currency exchange contracts is not
                          and shall not be deemed to involve
                          investing in commodities.
------------------------------------------------------------------------------------------------
  Lending                 The Fund will not make loans        The Fund may not make loans to
                          except (1) by purchasing bonds,     other persons, except that the
                          debentures or similar obligations   Fund may lend its portfolio
                          which are publicly distributed,     securities in accordance with
                          including repurchase agreements;    applicable law, as amended and
                          provided however, that repurchase   interpreted or modified from time
                          agreements maturing in more than    to time by any regulatory
                          seven days, together with           authority having jurisdiction and
                          securities which are not readily    the guidelines set forth in the
                          marketable, will not exceed 10% of  Fund's prospectus and statement of the Fund's total assets, or (2) by  additional information as they may
                          lending its portfolio securities    be amended from time to time. The
                          to banks, brokers, dealers and      acquisition of investment
                          other financial institutions so     securities or other investment
                          long as such loans are not          instruments shall not be deemed to
                          inconsistent with the 1940 Act,     be the making of a loan.
                          and the Rules and Regulations or
                          interpretations of the SEC.         Note: Under SEC policy, a Fund may
                                                              lend its portfolio securities to
                                                              registered broker-dealers or other
                                                              institutional investors. However,
                                                              these loans may not exceed 33 1/3%
                                                              of the Fund's total assets taken
                                                              at market value. In addition, the
                                                              Fund must receive at least 100%
                                                              collateral.
------------------------------------------------------------------------------------------------

                            Current Fundamental Investment      Proposed Fundamental Investment
          Topic                      Restrictions                        Restrictions
------------------------------------------------------------------------------------------------
  Unseasoned Issuers      The Fund will not invest more than  This investment limitation will be
                          5% of its assets at the time of     eliminated.
                          purchase in the securities of
                          companies that have (with
                          predecessors) a continuous
                          operating history of less than 3
                          years.
------------------------------------------------------------------------------------------------
  Buying Securities When  The Fund will not purchase          This investment limitation will be
  Borrowings Exceed 5%    additional securities when          eliminated.
                          borrowings exceed 5% of total
                          assets.
------------------------------------------------------------------------------------------------
  Pledging                The Fund will not pledge,           This investment limitation will be
                          mortgage, or hypothecate any of     eliminated.
                          its assets to an extent greater
                          than 10% of its total assets at
                          fair market value.
------------------------------------------------------------------------------------------------

TS&W INTERNATIONAL OCTAGON PORTFOLIO

--------------------------------------------------------------------------------------------
                        Current Fundamental Investment      Proposed Fundamental Investment
        Topic                    Restrictions                        Restrictions
--------------------------------------------------------------------------------------------
  Diversification of  The Fund will not with respect to   The Fund may not make any
  Investments         75% of its assets, (1) invest more  investment inconsistent with the than 5% of its total assets at the  Fund's classification as a
                      time of purchase in securities of   diversified series of an open-end
                      any single issuer (other than       investment company under the
                      obligations issued or guaranteed    Investment Company Act of 1940
                      as to principal and interest by     (the "1940 Act"). This restriction
                      the U.S. government or any of its   does not, however, apply to any
                      agencies or instrumentalities) or   Fund classified as non-diversified
                      (2) purchase more than 10% of any   series of an open-end investment
                      class of the outstanding voting     company under the 1940 Act.
                      securities of any one issuer.
                                                          Note: The 1940 Act currently
                                                          prohibits a diversified fund from
                                                          investing more than 5% of the
                                                          value of its total assets,
                                                          determined at market or other fair
                                                          value at the time of purchase. The
                                                          1940 Act also currently prohibits
                                                          diversified funds from investing
                                                          in more than 10% of the
                                                          outstanding voting securities of
                                                          any one issuer, determined at the
                                                          time of purchase. These
                                                          limitations only apply to 75% of
                                                          the fund's assets and do not apply
                                                          to investment in securities issued
                                                          or guaranteed by the
                                                          U.S. government or its agencies or
                                                          instrumentalities. The 1940 Act
                                                          does not impose any investment
                                                          limitations on a non-diversified
                                                          fund. However, non-diversified
                                                          funds must comply with the
                                                          diversification requirements of
                                                          the Internal Revenue Code.
                                                          Currently, the Internal Revenue
                                                          Code permits a fund to invest 50%
                                                          of its total assets in to issuers
                                                          (i.e., 25% each) and, with respect
                                                          to 50% of its total assets,
                                                          requires the fund to be
                                                          diversified under the 5% of assets
                                                          and 10% of voting security tests
                                                          described above.
--------------------------------------------------------------------------------------------
  Borrowing           The Fund will not borrow, except    The Fund may not borrow money,
                      from banks and as a temporary       except to the extent permitted by
                      measure for extraordinary or        applicable law, as amended and
                      emergency purposes and then, in no  interpreted or modified from time event, in excess of 33 1/3% of the  to time by any regulatory
                      Fund's gross assets valued at the   authority having jurisdiction and
                      lower of market or cost.            statement of additional
                                                          information as they may be amended
                                                          from time to time.

                                                          Note: Under the 1940 Act, a fund
                                                          may borrow from banks (as defined
                                                          in the 1940 Act) or enter into
                                                          reverse repurchase agreements, in
                                                          amounts up to 33 1/3% of its total
                                                          assets (including the amount
                                                          borrowed). The fund may also
                                                          borrow up to an additional 5% of
                                                          its total assets for temporary
                                                          purposes. The 1940 Act prohibits
                                                          an investment company from
                                                          purchasing securities on margin,
                                                          participating in a joint

                            Current Fundamental Investment      Proposed Fundamental Investment
          Topic                      Restrictions                        Restrictions
------------------------------------------------------------------------------------------------
  Borrowing--(continued)                                      trading account or effecting a
                                                              short sale of any security in
                                                              contravention of SEC rules,
                                                              regulations or orders. The SEC has
                                                              issued no rules, regulations or
                                                              orders. The SEC staff, however,
                                                              has taken the position that
                                                              opening a margin account, which is
                                                              required to effect the short
                                                              sales, is a borrowing by an
                                                              investment company and not from a
                                                              bank, as is required by the 1940
                                                              Act. Therefore, it is proposed
                                                              that the fund preserve the right
                                                              to margin, participate in joint
                                                              trading accounts and engage in
                                                              short sales to the extent
                                                              permitted by SEC staff
                                                              interpretations and subject to any
                                                              guidelines adopted by the Board.
------------------------------------------------------------------------------------------------
  Issuing of Senior       None                                The Fund may not issue senior
  Securities                                                  securities, except to the extent
                                                              permitted by applicable law, as
                                                              amended and interpreted or
                                                              modified from time to time by any
                                                              regulatory authority having
                                                              jurisdiction.

                                                              Note: Section 18(f) of the 1940
                                                              Act limits the ability of mutual
                                                              funds to issue or sell any senior
                                                              security. Generally, a senior
                                                              security means any bond,
                                                              debenture, note or similar
                                                              obligation or instrument
                                                              evidencing indebtedness. The SEC
                                                              has interpreted Section 18 also to
                                                              include any instrument that
                                                              creates a risk of leverage. Under
                                                              current SEC interpretations,
                                                              however, a fund may engage in
                                                              certain leveraged transactions if
                                                              it covers the transaction by
                                                              segregating an appropriate amount
                                                              of liquid assets. The following is
                                                              a list of permissible transactions
                                                              for which the SEC requires the
                                                              establishment of a segregated
                                                              account: purchasing securities on
                                                              a when-issued basis (also known as
                                                              firm commitments); selling
                                                              (writing) of put and call options;
                                                              futures contracts; buying and
                                                              selling options on future
                                                              contracts; forward foreign
                                                              currency exchange transactions;
                                                              reverse repurchase agreements;
                                                              short sales, except short sales
                                                              against the box.
------------------------------------------------------------------------------------------------
  Underwriting            The Fund will not underwrite the    The Fund may not underwrite
                          securities of other issuers.        securities of other issuers,
                                                              except insofar as the Fund may
                                                              technically be deemed to be an
                                                              underwriter under the Securities
                                                              Act of 1933 in connection with the
                                                              purchase or sale of its portfolio
                                                              securities.
------------------------------------------------------------------------------------------------
  Industry Concentration  The Fund will not invest more than  The Fund may not concentrate its
                          25% of its assets in companies      investments in the securities of
                          within a single industry; however,  one or more issuers conducting
                          there are no limitations            their principal business
                                                              activities in

                              Current Fundamental Investment      Proposed Fundamental Investment
           Topic                       Restrictions                        Restrictions
--------------------------------------------------------------------------------------------------
  Industry Concentration--  on investments made in instruments  the same industry (other than
  (continued)               issued or guaranteed by the U.S.    securities issued or guaranteed by
                            government and its agencies when    the U.S. government or its
                            the Fund adopts a temporary         agencies or instrumentalities).
                            defensive position.
                                                                Note: The 1940 Act currently
                                                                defines concentration as investing
                                                                more than 25% of a fund's total
                                                                assets, taken at market value, in
                                                                the securities of issuers
                                                                primarily engaged in any
                                                                particular industry (other than
                                                                securities issued or guaranteed by
                                                                the U. S. Government or its
                                                                agencies or instrumentalities.
--------------------------------------------------------------------------------------------------
  Investment in Real        The Fund will not purchase or sell  The Fund may not purchase or sell
  Estate                    real estate or real estate limited  real estate, except (1) to the
                            partnerships, although it may       extent permitted by applicable
                            purchase and sell securities of     law, as amended and interpreted or
                            companies which deal in real        modified from time to time by any
                            estate and may purchase and sell    regulatory authority having
                            securities which are secured by     jurisdiction (2) that the Fund may
                            interests in real estate.           invest in, securities of issuers
                                                                that deal or invest in real
                                                                estate, and (3) that the Fund may
                                                                purchase securities secured by
                                                                real estate or interests therein.
--------------------------------------------------------------------------------------------------
  Commodities               The Fund will not invest in         The Fund may not purchase or sell
                            physical commodities or contracts   commodities or contracts on
                            on physical commodities.            commodities except that the Fund
                                                                may engage in financial futures
                                                                contracts and related options and
                                                                currency contracts and related
                                                                options and may otherwise do so in
                                                                accordance with applicable law and
                                                                without registering as a commodity
                                                                pool operator under the Commodity
                                                                Exchange Act.
--------------------------------------------------------------------------------------------------
  Lending                   The Fund will not make loans        The Fund may not make loans to
                            except (1) by purchasing debt       other persons, except that the
                            securities in accordance with its   Fund may lend its portfolio
                            investment objectives and (2) by    securities in accordance with
                            lending its portfolio securities    applicable law, as amended and
                            to banks, brokers, dealers and      interpreted or modified from time
                            other financial institutions so     to time by any regulatory
                            long as the loans are not           authority having jurisdiction and
                            inconsistent with the 1940 Act or   the guidelines set forth in the
                            the rules and regulations or        Fund's prospectus and statement of
                            interpretations of the SEC          additional information as they may
                            thereunder.                         be amended from time to time.

                                                                Note: Under SEC policy, a Fund may
                                                                lend its portfolio securities to
                                                                registered broker-dealers or other
                                                                institutional investors. However,
                                                                these loans may not exceed 33 1/3%
                                                                of the Fund's total assets taken
                                                                at market value. In addition, the
                                                                Fund must receive at least 100%
                                                                collateral.
--------------------------------------------------------------------------------------------------

              Exhibit C -- Interim Investment Advisory Agreement

                     INTERIM INVESTMENT ADVISORY AGREEMENT

                      UAM FUNDS [, INC./, INC. II/ TRUST]

                              [NAME OF PORTFOLIO]

  INTERIM ADVISORY AGREEMENT by and between UAM Funds [,Inc./, Inc. II/ Trust], a [state and form of organization] (the "Fund"), and [investment adviser], a [state and form of organization] (the "Adviser"). Pursuant to an Agreement and Plan of Merger Old Mutual plc, an English public limited company has agreed to acquire United Asset Management Corporation ("UAM"), the parent company of the Adviser (the "Acquisition"). The Fund and the Adviser desire to enter into this interim advisory agreement pursuant to the terms of Rule 15a-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), pending approval of a final investment advisory agreement by a majority of the Portfolio's outstanding shares, as that term is defined in the 1940 Act. This agreement shall take effect on a change in control of the Adviser in connection with the Acquisition and, unless sooner terminated as provided herein, shall continue for a period of not more than 150 days thereafter.

  1. Duties of Adviser. The Fund hereby appoints the Adviser to act as investment adviser to the Fund's [Portfolio Name] (the "Portfolio") for the period and on such terms as set forth in this Agreement. The Fund employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, to continuously review, supervise and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested, to provide the Fund with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Fund's officers and Board concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of the Fund, and in compliance with the objectives, policies and limitations set forth in the Portfolio's prospectus and applicable laws and regulations. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

  2. Portfolio Transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities of the Portfolio and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. Subject to policies established by the Board of the Fund, the Adviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Adviser will promptly communicate to the officers and Trustees of the Fund such information relating to portfolio transactions as they may reasonably request.

  3. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Section 1 of this Agreement, the Fund shall pay to the Adviser in monthly installments, an advisory fee calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for the month: %.

  The compensation earned under this Agreement will be held in an interest-bearing escrow account with the Fund's custodian or a bank mutually agreed upon by the Adviser and the Fund. If a majority of the Portfolio's outstanding voting securities approves the agreement before the end of the Agreement's

150-day term, the amount in the escrow account (including interest earned) will be paid to the Adviser. If a majority of the Portfolio's outstanding voting securities do not approve this Agreement, the Adviser will be paid, out of the escrow account, the lesser of (1) any costs incurred in performing the interim contract (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account (plus interest earned).

  In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal month as a percentage of the total number of days in such month.

  4. Other Services. At the request of the Fund, the Adviser in its discretion may make available to the Fund office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Fund at the Adviser's cost.

  5. Reports. The Fund and the Adviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

  6. Status of Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

  7. Liability of Adviser. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940, as amended ("1940 Act"), the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Portfolio.

  8. Permissible Interests. Subject to and in accordance with the Declaration of Trust of the Fund and the Articles of Incorporation of the Adviser, Trustees, officers, agents and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as Directors, officers, agents, shareholders or otherwise; Directors, officers, agents and shareholders of the Adviser are or may be interested in the Fund as Trustees, officers, agents, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise; and the effect of any such interrelationships shall be governed by said Declaration of Trust or Articles of Incorporation and the provisions of the 1940 Act.

  9. Termination. The Fund's board of directors or a majority of the Portfolio's outstanding voting securities may terminate this Agreement at any time, without the payment of any penalty, on 10 calendar days' written notice to the Adviser. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

  As used in this Section 9, the terms "assignment", "interested persons", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

  10. Amendment of Agreement. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of those members of the Board of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) for changes or amendments requiring shareholder approval pursuant to the 1940 Act or other applicable law, by vote of a majority of the outstanding voting securities of the Portfolio.

  11. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be
executed as of this   day of    , 200 .

[INVESTMENT ADVISER]                 UAM FUNDS [, INC./, INC. II/ TRUST]


By ____________________              By ____________________
  Name:                                 Name:
  Title:                                Title:

                Exhibit D -- New Investment Advisory Agreement

                         INVESTMENT ADVISORY AGREEMENT

                      UAM FUNDS [, INC./, INC. II/ TRUST]

                              [NAME OF PORTFOLIO]

  AGREEMENT made this     day of    , 200  by and UAM Funds [,Inc./, Inc. II/
Trust], a [state and form of organization] (the "Fund"), and [investment adviser], a [state and form of organization] (the "Adviser").

  1. Duties of Adviser. The Fund hereby appoints the Adviser to act as investment adviser to the Fund's [Portfolio Name] (the "Portfolio") for the period and on such terms as set forth in this Agreement. The Fund employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, to continuously review, supervise and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested, to provide the Fund with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Fund's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Fund, and in compliance with the objectives, policies and limitations set forth in the Portfolio's prospectus and applicable laws and regulations. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

  2. Portfolio Transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities of the Portfolio and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. Subject to policies established by the Board of Trustees of the Fund, the Adviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Adviser will promptly communicate to the officers and Trustees of the Fund such information relating to portfolio transactions as they may reasonably request.

  3. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Section 1 of this Agreement, the Fund shall pay to the Adviser in monthly installments, an advisory fee calculated by applying the following annual percentage rate to the Portfolio's average daily net assets
for the month:   %.

  In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal month as a percentage of the total number of days in such month.

  4. Other Services. At the request of the Fund, the Adviser in its discretion may make available to the Fund office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Fund at the Adviser's cost.

  5. Reports. The Fund and the Adviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

  6. Status of Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

  7. Liability of Adviser. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940, as amended ("1940 Act"), the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Portfolio.

  8. Permissible Interests. Subject to and in accordance with the Declaration of Trust of the Fund and the Articles of Incorporation of the Adviser, Trustees, officers, agents and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as Directors, officers, agents, shareholders or otherwise; Directors, officers, agents and shareholders of the Adviser are or may be interested in the Fund as Trustees, officers, agents, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise; and the effect of any such interrelationships shall be governed by said Declaration of Trust or Articles of Incorporation and the provisions of the 1940 Act.

  9. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue until the earlier of December 29, 2001 or the date of the first annual or special meeting of the shareholders of the Portfolio and, if approved by a majority of the outstanding voting securities of the Portfolio, thereafter shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolio; provided however, that if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and rules thereunder. This Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

  As used in this Section 9, the terms "assignment", "interested persons", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

  10. Amendment of Agreement. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) for changes or amendments requiring shareholder approval pursuant to the 1940 Act or other applicable law, by vote of a majority of the outstanding voting securities of the Portfolio.

  11. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be
executed as of this    day of     , 200 .

[INVESTMENT ADVISER]                 UAM FUNDS [, INC./, INC. II/ TRUST]


By ____________________              By ____________________
  Name:                                 Name:
  Title:                                Title:

                 EXHIBIT E--INFORMATION ON INVESTMENT ADVISERS

                                     INDEX

                                                                         PAGE E-
UAM FUND                                                                 -------
Acadian Emerging Markets Portfolio......................................     2
Analytic Defensive Equity Fund..........................................     2
Analytic Enhanced Equity Fund...........................................     2
Analytic International Fund.............................................     2
Analytic Master Fixed Income Fund.......................................     2
Analytic Short-Term Government Fund.....................................     2
C&B Balanced Portfolio..................................................     3
C&B Equity Portfolio....................................................     3
C&B Equity Portfolio for Taxable Investors..............................     3
C&B Mid Cap Equity Portfolio............................................     3
Cambiar Opportunity Portfolio...........................................     4
Clipper Focus Portfolio.................................................     5
FMA Small Company Portfolio.............................................     6
FPA Crescent Portfolio..................................................     7
Heitman Real Estate Portfolio...........................................     7
ICM Small Company Portfolio.............................................     8
IRA Capital Preservation Portfolio......................................     9
McKee Domestic Equity Portfolio.........................................    10
McKee International Equity Portfolio....................................    10
McKee Small Cap Equity Portfolio........................................    10
McKee U.S. Government Portfolio.........................................    10
MJI International Equity Portfolio......................................    12
NWQ Special Equity Portfolio............................................    12
Pell Rudman Mid-Cap Growth Portfolio....................................    13
PIC Twenty Portfolio....................................................    14
Rice, Hall James Small Cap Portfolio....................................    16
Rice, Hall James Small/Mid-Cap Portfolio................................    16
Sirach Bond Portfolio...................................................    17
Sirach Equity Portfolio.................................................    17
Sirach Growth Portfolio.................................................    17
Sirach Growth II Portfolio..............................................    17
Sirach Special Equity Portfolio.........................................    17
Sirach Strategic Balanced Portfolio.....................................    17
Sterling Partners' Balanced Portfolio...................................    18
Sterling Partners' Equity Portfolio.....................................    18
Sterling Partners' Small Cap Value Portfolio............................    18
TJ Core Equity Portfolio................................................    19
TS&W Equity Portfolio...................................................    20
TS&W Fixed Income Portfolio.............................................    20
TS&W International Equity Portfolio.....................................    20
TS&W International Octagon Portfolio....................................    20

ACADIAN EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

Name and Address of Investment Adviser

  Acadian Asset Management, Inc.
  Two International Place--26th Floor
  Boston, MA 02110

Annual Investment Advisory Fee, Annual Expense Limitation, if any, as a Percentage of Average Daily Net Assets and Date of Current Investment Advisory Agreement

  Advisory Fee: 1.00%
  Expense Limit: 2.50%
  Date of Current Investment Advisory Agreement: February 19, 1993

The Name, Address And Principal Occupation Of The Principal Executive Officer And Each Director Or General Partner Of The Investment Adviser

  Principal Executive Officer

  Gary L. Bergstrom, Chairman Acadian Asset Management, Inc. Two
  International Place - 26th Floor Boston, MA 02110

  Directors

  Gary L. Bergstrom, Chairman Acadian Asset Management, Inc. Two
  International Place - 26th Floor Boston, MA 02110

  Ronald D. Frashure, President Acadian Asset Management, Inc. Two International Place - 26th Floor Boston, MA 02110

ANALYTIC DEFENSIVE EQUITY FUND, ANALYTIC ENHANCED EQUITY FUND, ANALYTIC INTERNATIONAL EQUITY FUND, ANALYTIC MASTER FIXED INCOME FUND AND ANALYTIC SHORT-TERM GOVERNMENT FUND
--------------------------------------------------------------------------------

Name and Address of Investment Adviser

  Analytic Investors, Inc.
  700 South Flower Street, Suite 2400
  Los Angeles, CA 90017

Annual Investment Advisory Fee, Annual Expense Limitation, if any, as a Percentage of Average Daily Net Assets and Date of Current Investment Advisory Agreement

                                                              Date of Current
                                                            Investment Advisory
   Fund                          Advisory Fee Expense Limit      Agreement
  -----------------------------------------------------------------------------
   Analytic Defensive Equity
    Fund                             0.60%        0.99%          April 6, 1999
  -----------------------------------------------------------------------------
   Analytic Enhanced Equity
    Fund                             0.60%        0.99%          April 6, 1999
  -----------------------------------------------------------------------------
   Analytic International
    Equity Fund                      1.00%        1.30%     September 15, 1999
  -----------------------------------------------------------------------------
   Analytic Master Fixed Income
    Fund                             0.45%        0.80%          April 6, 1999
  -----------------------------------------------------------------------------
   Analytic Short-Term
    Government Fund                  0.30%        0.60%          April 6, 1999

Information on Other Similar Investment Companies Advised by the Adviser

  The adviser acts as investment adviser for the Fulcrum Fund--Growth Portfolio (a variable annuity product) which has a similar investment objective as the Analytic Enhanced Equity Portfolio it currently advises. The Fulcrum Fund--Growth Portfolio has net assets of $4 million, and the adviser receives a performance based annual advisory fee that varies between 0% and 4% of the net assets managed by the adviser.

The Name, Address And Principal Occupation Of The Principal Executive Officer And Each Director Or General Partner Of The Investment Adviser

  Principal Executive Officer

  Harindra de Silva, CPA, President Analytic Investors, Inc. 700 South Flower Street, Suite 2400 Los Angeles, CA 90017

  Directors

  Harindra de Silva, CPA, President Analytic Investors, Inc. 700 South Flower Street, Suite 2400 Los Angeles, CA 90017

  Roger Clark, Chairman Analytic Investors, Inc. 700 South Flower Street, Suite 2400 Los Angeles, CA 90017

  Susan B. Hunter, Vice President United Asset Management Corporation One International Place - 44th Floor Boston, MA 02110

  Franklin H. Kettle, Executive Vice President United Asset Management Corporation One International Place - 44th Floor Boston, MA 02110

C&B BALANCED PORTFOLIO, C&B EQUITY PORTFOLIO, C&B EQUITY PORTFOLIO FOR TAXABLE INVESTORS AND C&B MID CAP EQUITY PORTFOLIO
-------------------------------------------------------------------------------

Name and Address of Investment Adviser

  Cooke & Bieler, Inc.
  1700 Market Street
  Philadelphia, PA 19103

Annual Investment Advisory Fee, Annual Expense Limitation, if any, as a Percentage of Average Daily Net Assets and Date of Current Investment Advisory Agreement

                                                              Date of Current
                                                            Investment Advisory
   Fund                          Advisory Fee Expense Limit      Agreement
  -----------------------------------------------------------------------------
   C&B Balanced Portfolio           0.625%        1.00%           July 3, 1989
  -----------------------------------------------------------------------------
   C&B Equity Portfolio             0.625%        1.00%           July 3, 1989
  -----------------------------------------------------------------------------
   C&B Equity Portfolio for
    Taxable Investors               0.625%        1.00%     September 30, 1996
  -----------------------------------------------------------------------------
   C&B Mid-Cap Equity Portfolio     0.625%        1.00%     September 30, 1996

Information on Other Similar Investment Companies Advised by the Adviser

  The adviser acts as investment adviser for the Finance Company of Pennsylvania, which has a similar investment objective as the C&B Equity Portfolio it currently advises. The Finance Company of Pennsylvania has net assets of $19,465,771.00 and the adviser receives an annual advisory fee at a rate of .5 of 1% of the net assets managed by the adviser.

The Name, Address And Principal Occupation Of The Principal Executive Officer And Each Director Or General Partner Of The Investment Adviser

  Principal Executive Officer
  Robert B. Arthur, Partner & Director
  Cooke & Bieler, Inc.
  1700 Market Street
  Philadelphia, PA 19103

  Directors
  Robert B. Arthur, Partner & Director
  Cooke & Bieler, Inc.
  1700 Market Street
  Philadelphia, PA 19103

  John J. Medveckis, Partner & Director Cooke & Bieler, Inc.
  Cooke & Bieler, Inc.
  1700 Market Street
  Philadelphia, PA 19103

CAMBIAR OPPORTUNITY PORTFOLIO
-------------------------------------------------------------------------------

Name and Address of Investment Adviser

  Cambiar Investors, Inc.
  8400 East Prentice Avenue,
  Suite 460
  Englewood, CO 80111

Annual Investment Advisory Fee, Annual Expense Limitation, if any, as a Percentage of Average Daily Net Assets and Date of Current Investment Advisory Agreement

  Advisory Fee: 1.00%
  Expense Limit: 1.30%
  Date of Current Investment Advisory Agreement: June 18, 1998

Information on Other Similar Investment Companies Advised by the Adviser

  The adviser acts as investment adviser for both the America Hospital Association--Diversified and Balanced and the Alpha Analytics Value Fund, each of which has a similar investment objectives to the Cambiar Opportunity Portfolio it currently advises. The America Hospital Association--Diversified and Balanced has net assets of $89 million and the adviser receives an annual advisory fee at a rate of 0.25% of the net assets managed by the adviser. The Alpha Analytics Value Fund has net assets of $4.3 million and the adviser receives an annual advisory fee at a rate of 0.50% of the net assets managed by the adviser.

The Name, Address And Principal Occupation Of The Principal Executive Officer And Each Director Or General Partner Of The Investment Adviser

  Principal Executive Officer
  Brian M. Barish, President
  Cambiar Investors, Inc.
  8400 East Prentice Avenue,
  Suite 460
  Englewood, CO 80111

  Directors
  Michael S. Barish, Chairman
  Cambiar Investors, Inc.
  2401 East Second Avenue,
  Suite 400
  Denver, CO 80206

  Brian M. Barish, President
  Cambiar Investors, Inc.
  2401 East Second Avenue,
  Suite 400
  Denver, CO 80206

  Terrell J. Butz, Executive Vice President
  Cambiar Investors, Inc.
  2401 East Second Avenue,
  Suite 400
  Denver, CO 80206

CLIPPER FOCUS PORTFOLIO
-------------------------------------------------------------------------------

Name and Address of Investment Adviser

  Pacific Financial Research, Inc.
  9601 Wilshire Blvd. Suite 800
  Beverly Hills, CA 90210

Annual Investment Advisory Fee, Annual Expense Limitation, if any, as a Percentage of Average Daily Net Assets and Date of Current Investment Advisory Agreement

  Advisory Fee: 1.00% on the first $500 million, 0.95% of the next $500 million and 0.90% on the excess of $1 billion
  Expense Limit: 1.40%
  Date of Current Investment Advisory Agreement: August 31, 1998

Information on Other Similar Investment Companies Advised by the Adviser

  The adviser acts as investment adviser for the Clipper Fund, Inc., which has a similar investment objective as the Clipper Focus Portfolio, which it currently advises. The Clipper Fund, Inc. has net assets of $813.5 million (as of March 31, 2000) and the adviser receives an annual advisory fee at a rate of 1.00% of the net assets managed by the adviser.

The Name, Address And Principal Occupation Of The Principal Executive Officer And Each Director Or General Partner Of The Investment Adviser

  Principal Executive Officer
  James H. Gipson, President, Chief Executive Officer
  Pacific Financial Research, Inc.
  9601 Wilshire Blvd. Suite 800
  Beverly Hills, CA 90210

  Directors
  James H. Gipson, President, Chief Executive Officer
  Pacific Financial Research, Inc.
  9601 Wilshire Blvd. Suite 800
  Beverly Hills, CA 90210

  Michael C. Sandler, Vice President
  Pacific Financial Research, Inc.
  9601 Wilshire Blvd. Suite 800
  Beverly Hills, CA 90210

  Douglas W. Crey, Vice President
  Pacific Financial Research, Inc.
  9601 Wilshire Blvd. Suite 800
  Beverly Hills, CA 90210

  Bruce C. Veuco, Vice President
  Pacific Financial Research, Inc.
  9601 Wilshire Blvd. Suite 800
  Beverly Hills, CA 90210

  Peter J. Quinn, Vice President
  Pacific Financial Research, Inc.
  9601 Wilshire Blvd. Suite 800
  Beverly Hills, CA 90210

FMA SMALL COMPANY PORTFOLIO
-------------------------------------------------------------------------------

Name and Address of Investment Adviser

  Fiduciary Management Associates, Inc.
  55 W. Monroe Street--Suite 2550
  Chicago, IL 60603

Annual Investment Advisory Fee, Annual Expense Limitation, if any, as a Percentage of Average Daily Net Assets and Date of Current Investment Advisory Agreement

  Advisory Fee: 1.00%
  Expense Limit: 1.20% for the Institutional Class Shares and 1.60% for the Institutional Service Class Shares.
  Date of Current Investment Advisory Agreement: October 8, 1990

The Name, Address And Principal Occupation Of The Principal Executive Officer And Each Director Or General Partner Of The Investment Adviser

  Principal Executive Officer

  Robert F. Carr, III, Chairman, President, Chief Executive Officer Fiduciary Management Associates, Inc.
  55 W. Monroe Street--Suite 2550
  Chicago, IL 60603

  Directors
  Robert F. Carr, III, Chairman, President, Chief Executive Officer Fiduciary Management Associates, Inc.
  55 W. Monroe Street--Suite 2550
  Chicago, IL 60603

  Robert W. Thornburgh, Jr., Executive Vice President
  Fiduciary Management Associates, Inc.
  55 W. Monroe Street--Suite 2550
  Chicago, IL 60603

  Kevin P. O'Brien, Senior Vice President
  United Asset Management Corporation
  One International Place--44th Floor
  Boston, MA 02110

FPA CRESCENT PORTFOLIO
--------------------------------------------------------------------------------

Name and Address of Investment Adviser

  First Pacific Advisors, Inc.
  11400 West Olympic Boulevard, Suite 1200
  Los Angeles, CA 90064

Annual Investment Advisory Fee, Annual Expense Limitation, if any, as a Percentage of Average Daily Net Assets and Date of Current Investment Advisory Agreement

  Advisory Fee: 1.00%
  Expense Limit: None
  Date of Current Investment Advisory Agreement: September 30, 1996

The Name, Address And Principal Occupation Of The Principal Executive Officer And Each Director Or General Partner Of The Investment Adviser

  Principal Executive Officer

  Julio J. de Puzo, Jr., Chief Executive Officer, Principal
  First Pacific Advisors, Inc.
  11400 West Olympic Boulevard, Suite 1200
  Los Angeles, CA 90064

  Directors

  Julio J. de Puzo, Jr., Chief Executive Officer, Principal
  First Pacific Advisors, Inc.
  11400 West Olympic Boulevard, Suite 1200
  Los Angeles, CA 90064

  William M. Sams, Principal
  First Pacific Advisors, Inc.
  11400 West Olympic Boulevard, Suite 1200
  Los Angeles, CA 90064

  Robert L. Rodriguez, Chief Investment Officer, Principal
  First Pacific Advisors, Inc.
  11400 West Olympic Boulevard, Suite 1200
  Los Angeles, CA 90064

HEITMAN REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

Name and Address of Investment Adviser

  Heitman/PRA Securities Advisors LLC
  180 North LaSalle Street
  Chicago, IL 60601-2886

Annual Investment Advisory Fee, Annual Expense Limitation, if any, as a Percentage of Average Daily Net Assets and Date of Current Investment Advisory Agreement

  Advisory Fee: 0.75% on the first $100 million and 0.65% on the excess of $100 million
  Expense Limit: None
  Date of Current Investment Advisory Agreement: March 2, 1998

The Name, Address And Principal Occupation Of The Principal Executive Officer And Each Director Or General Partner Of The Investment Adviser

  Principal Executive Officer

  William L. Ramseyer, Chairman, Chief Executive Officer
  Heitman/PRA Securities Advisors LLC
  180 North LaSalle Street
  Chicago, IL 60601-2886

  Directors

  Maury R. Toguarelli, Manager, Heitman Financial LLC
  Heitman/PRA Securities Advisors LLC
  180 North LaSalle Street
  Chicago, IL 60601-2886

  Jerome J. Claeys, II, Manager, Heitman Financial LLC
  Heitman/PRA Securities Advisors LLC
  180 North LaSalle Street
  Chicago, IL 60601-2886

  Roger E. Smith, Manager, Heitman Financial LLC
  Heitman/PRA Securities Advisors LLC
  180 North LaSalle Street
  Chicago, IL 60601-2886

ICM SMALL COMPANY PORTFOLIO
--------------------------------------------------------------------------------

Name and Address of Investment Adviser

  Investment Counselors of Maryland, Inc.
  803 Cathedral Street
  Baltimore, MD 21201

Annual Investment Advisory Fee, Annual Expense Limitation, if any, as a Percentage of Average Daily Net Assets and Date of Current Investment Advisory Agreement

  Advisory Fee: 0.70%
  Expense Limit: None
  Date of Current Investment Advisory Agreement: March 20, 1989

The Name, Address And Principal Occupation Of The Principal Executive Officer And Each Director Or General Partner Of The Investment Adviser

  Principal Executive Officer

  Robert D. McDorman, Jr., Managing Principal
  Investment Counselors of Maryland, Inc.
  803 Cathedral Street
  Baltimore, MD 21201

  Directors

  Robert D. McDorman, Jr., Managing Principal
  Investment Counselors of Maryland, Inc.
  803 Cathedral Street
  Baltimore, MD 21201

  Stephen T. Scott, President, Managing Principal
  Investment Counselors of Maryland, Inc.
  803 Cathedral Street
  Baltimore, MD 21201

  Andrew L. Gilchrist, Treasurer, Principal
  Investment Counselors of Maryland, Inc.
  803 Cathedral Street
  Baltimore, MD 21201

  Paul L. Borssuck, Principal
  Investment Counselors of Maryland, Inc.
  803 Cathedral Street
  Baltimore, MD 21201

  Robert F. Boyd, Principal
  Investment Counselors of Maryland, Inc.
  803 Cathedral Street
  Baltimore, MD 21201

  Stuart M. Christhilf, III, Chief Executive Officer, Managing Principal Investment Counselors of Maryland, Inc.
  803 Cathedral Street
  Baltimore, MD 21201

IRA CAPITAL PRESERVATION PORTFOLIO
--------------------------------------------------------------------------------

Name and Address of Investment Adviser

  Dwight Asset Management Company
  125 College Street
  P.O. Box 1590
  Burlington, VT 05402-1590

Annual Investment Advisory Fee, Annual Expense Limitation, if any, as a Percentage of Average Daily Net Assets and Date of Current Investment Advisory Agreement

  Advisory Fee: 0.50%
  Expense Limit: 1.00%
  Date of Current Investment Advisory Agreement: February 1, 1999

The Name, Address And Principal Occupation Of The Principal Executive Officer And Each Director Or General Partner Of The Investment Adviser

  Principal Executive Officer

  John K. Dwight, President, Chief Executive Officer
  Dwight Asset Management Company
  125 College Street
  P.O. Box 1590
  Burlington, VT 05402-1590

  Directors

  John K. Dwight, President, Chief Executive Officer
  Dwight Asset Management Company
  125 College Street
  P.O. Box 1590
  Burlington, VT 05402-1590

  Laura Dagan, Managing Director
  Dwight Asset Management Company
  125 College Street
  P.O. Box 1590
  Burlington, VT 05402-1590

  David W. Richardson, Managing Director
  Dwight Asset Management Company
  125 College Street
  P.O. Box 1590
  Burlington, VT 05402-1590

MCKEE DOMESTIC EQUITY PORTFOLIO, MCKEE INTERNATIONAL EQUITY PORTFOLIO, MCKEE SMALL CAP EQUITY PORTFOLIO AND MCKEE U. S. GOVERNMENT PORTFOLIO
--------------------------------------------------------------------------------

Name and Address of Investment Adviser

  C.S. McKee Company, Inc.
  One Gateway Center
  Pittsburgh, PA 15222

Annual Investment Advisory Fee, Annual Expense Limitation, if any, as a Percentage of Average Daily Net Assets and Date of Current Investment Advisory Agreement

                                                            Date of Current
                                                          Investment Advisory
   Fund                        Advisory Fee Expense Limit      Agreement
  ---------------------------------------------------------------------------
   McKee Domestic Equity
    Portfolio                      0.65%        None       January 24, 1994
  ---------------------------------------------------------------------------
   McKee International Equity
    Portfolio                      0.70%        None       January 24, 1994
  ---------------------------------------------------------------------------
   McKee Small Cap Equity
    Portfolio                      1.00%        None          April 9, 1997
  ---------------------------------------------------------------------------
   McKee U. S. Government
    Portfolio                      0.45%        None       January 24, 1994

The Name, Address And Principal Occupation Of The Principal Executive Officer And Each Director Or General Partner Of The Investment Adviser

  Principal Executive Officer

  James H. Hanes, Chairman
  C.S. McKee Company, Inc.
  One Gateway Center
  Pittsburgh, PA 15222

  Directors

  Eugene Natali, President, Chief Executive Officer
  C.S. McKee Company, Inc.
  One Gateway Center
  Pittsburgh, PA 15222

  Norman S. Allen, Senior Vice President
  C.S. McKee Company, Inc.
  One Gateway Center
  Pittsburgh, PA 15222

  James H. Hanes, Chairman
  C.S. McKee Company, Inc.
  One Gateway Center
  Pittsburgh, PA 15222

  Walter C. Bean, Executive Vice President, Chief Compliance Officer C.S. McKee Company, Inc.
  One Gateway Center
  Pittsburgh, PA 15222

  Joseph F. Bunomo, Jr., Director of Fixed Income
  C.S. McKee Company, Inc.
  One Gateway Center
  Pittsburgh, PA 15222

MJI INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

Name and Address of Investment Adviser

  Murray Johnstone International Limited
  John Hancock Center
  875 N. Michigan Avenue, Suite 3640
  Chicago, IL 60611

Annual Investment Advisory Fee, Annual Expense Limitation, if any, as a Percentage of Average Daily Net Assets and Date of Current Investment Advisory Agreement

  Advisory Fee: 0.75%
  Expense Limit: 1.50%
  Date of Current Investment Advisory Agreement: August 26, 1995

Information on Other Similar Investment Companies Advised by the Adviser

  The adviser acts as investment adviser for the PBHG International Fund which has a similar investment objective as the MJI International Equity Portfolio it currently advises. The PBHG International Fund has net assets of $11,382,000 (as of March 31, 2000) and the adviser receives an annual advisory fee at a rate 1.00% of the net assets managed by the adviser.

The Name, Address And Principal Occupation Of The Principal Executive Officer And Each Director Or General Partner Of The Investment Adviser

  Principal Executive Officer

  C. Giles H. Weaver, Executive Chairman
  Murray Johnstone International Limited
  John Hancock Center
  875 No. Michigan Avenue, Suite 3640
  Chicago, IL 60611

  Directors

  C. Giles H. Weaver, Executive Chairman
  Murray Johnstone International Limited
  John Hancock Center
  875 No. Michigan Avenue, Suite 3640
  Chicago, IL 60611

  A. David MacLellan, Managing Director
  Murray Johnstone International Limited
  John Hancock Center
  875 No. Michigan Avenue, Suite 3640
  Chicago, IL 60611

NWQ SPECIAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------

Name and Address of Investment Adviser

  NWQ Investment Management Company
  2049 Century Park East--4th Floor
  Los Angeles, CA 90067

Annual Investment Advisory Fee, Annual Expense Limitation, if any, as a Percentage of Average Daily Net Assets and Date of Current Investment Advisory Agreement

  Advisory Fee: 0.85%
  Expense Limit: 1.25% for the Institutional Class Shares and 1.65% for the Institutional Service Class Shares.
  Date of Current Investment Advisory Agreement: August 18, 1997

The Name, Address And Principal Occupation Of The Principal Executive Officer And Each Director Or General Partner Of The Investment Adviser

  Principal Executive Officer

  Michael C. Mendez, President
  NWQ Investment Management Company
  2049 Century Park East--4th Floor
  Los Angeles, CA 90067

  Directors

  Michael C. Mendez, President
  NWQ Investment Management Company
  2049 Century Park East--4th Floor
  Los Angeles, CA 90067

  David A. Polak, Chief Executive Officer
  NWQ Investment Management Company
  2049 Century Park East--4th Floor
  Los Angeles, CA 90067

  Edward C. Friedel, Managing Director
  NWQ Investment Management Company
  2049 Century Park East--4th Floor
  Los Angeles, CA 90067

  Kevin P. O'Brien, Senior Vice President
  United Asset Management Corporation
  One International Place--44th Floor
  Boston, MA 02110

PELL RUDMAN MID-CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------

Name and Address of Investment Adviser

  Pell Rudman Trust Company
  100 Federal Street
  Boston, Ma 02110

Annual Investment Advisory Fee, Annual Expense Limitation, if any, as a Percentage of Average Daily Net Assets and Date of Current Investment Advisory Agreement

  Advisory Fee: 1.00%
  Expense Limit: 1.30%
  Date of Current Investment Advisory Agreement: August 31, 1998

The Name, Address And Principal Occupation Of The Principal Executive Officer And Each Director Or General Partner Of The Investment Adviser

  Principal Executive Officer

  Edward I. Rudman, Chairman
  Pell Rudman Trust Company
  100 Federal Street
  Boston, MA 02110

  Directors

  Edward I. Rudman, Chairman
  Pell Rudman Trust Company
  100 Federal Street
  Boston, MA 02110

  James S. McDonald, Chief Executive Officer, President
  Pell Rudman Trust Company
  100 Federal Street
  Boston, MA 02110

  Jeffrey S. Thoman, Chief Investment Officer
  Pell Rudman Trust Company
  100 Federal Street
  Boston, MA 02110

PIC TWENTY PORTFOLIO
--------------------------------------------------------------------------------

Name and Address of Investment Adviser

  Provident Investment Counsel, Inc.
  300 North Lake Avenue--Penthouse Suite
  Pasedena, CA 91101

Annual Investment Advisory Fee, Annual Expense Limitation, if any, as a Percentage of Average Daily Net Assets and Date of Current Investment Advisory Agreement

  Advisory Fee: 0.90%
  Annual Expense Limitation, if any, as a Percentage of Average Daily Net
  Assets: 1.30%
  Date of Current Investment Advisory Agreement: December 29, 1999

The Name, Address And Principal Occupation Of The Principal Executive Officer And Each Director Or General Partner Of The Investment Adviser

  Principal Executive Officer

  Robert M. Kommerstad, Chairman
  Provident Investment Counsel, Inc.
  300 North Lake Avenue--Penthouse Suite
  Pasadena, CA 91101

  Directors

  Robert M. Kommerstad, Chairman
  Provident Investment Counsel, Inc.
  300 North Lake Avenue--Penthouse Suite
  Pasadena, CA 91101

  Thomas J. Condon, Managing Director
  Provident Investment Counsel, Inc.
  300 North Lake Avenue--Penthouse Suite
  Pasadena, CA 91101

  Jeffrey J. Miller, Managing Director
  Provident Investment Counsel, Inc.
  300 North Lake Avenue--Penthouse Suite
  Pasadena, CA 91101

  Robert M. Kommerstad, Chairman
  Provident Investment Counsel, Inc.
  300 North Lake Avenue--Penthouse Suite
  Pasadena, CA 91101

  Larry D. Tashjian, Executive Managing Director, Chief Executive Officer Provident Investment Counsel, Inc.
  300 North Lake Avenue--Penthouse Suite
  Pasadena, CA 91101

  George E. Handtmann, III, Executive Managing Director
  Provident Investment Counsel, Inc.
  300 North Lake Avenue--Penthouse Suite
  Pasadena, CA 91101

  Harlan H. Thompson, Managing Director
  Provident Investment Counsel, Inc.
  300 North Lake Avenue--Penthouse Suite
  Pasadena, CA 91101

  Andrew J. Pearl, Managing Director
  Provident Investment Counsel, Inc.
  300 North Lake Avenue--Penthouse Suite
  Pasadena, CA 91101

  F. Brown Windle, Managing Director
  Provident Investment Counsel, Inc.
  300 North Lake Avenue--Penthouse Suite
  Pasadena, CA 91101

  Thomas M. Mitchell, Managing Director
  Provident Investment Counsel, Inc.
  300 North Lake Avenue--Penthouse Suite
  Pasadena, CA 91101

RICE, HALL JAMES SMALL CAP PORTFOLIO AND RICE, HALL JAMES SMALL/MID CAP
PORTFOLIO
--------------------------------------------------------------------------------

Name and Address of Investment Adviser

  Rice, Hall, James & Associates
  600 West Broadway Street--Suite 1000
  San Diego, CA 92101

Annual Investment Advisory Fee, Annual Expense Limitation, if any, as a Percentage of Average Daily Net Assets and Date of Current Investment Advisory Agreement

                                                              Date of Current
                                           Advisory Expense Investment Advisory
   Fund                                      Fee     Limit       Agreement
  -----------------------------------------------------------------------------
   Rice, Hall James Small Cap Portfolio..    0.75%   None     January 24, 1994
  -----------------------------------------------------------------------------
   Rice, Hall James Small/Mid Cap
    Portfolio............................    0.85%   1.25%  September 16, 1996

The Name, Address And Principal Occupation Of The Principal Executive Officer And Each Director Or General Partner Of The Investment Adviser

  Principal Executive Officer

  Thomas W. McDowell, Jr., President, Chief Executive Officer,
  Rice, Hall, James & Associates
  600 West Broadway Street--Suite 1000
  San Diego, CA 92101

  Directors

  Thomas W. McDowell, Jr., President, Chief Executive Officer,
  Rice, Hall, James & Associates
  600 West Broadway Street--Suite 1000
  San Diego, CA 92101

  Charles C. King, Partner
  Rice, Hall, James & Associates
  600 West Broadway Street--Suite 1000
  San Diego, Ca 92101

  David P. Tesstner, Partner
  Rice, Hall, James & Associates
  600 West Broadway Street--Suite 1000
  San Diego, CA 92101

  Timothy A. Todaro, Partner
  Rice, Hall, James & Associates
  600 West Broadway Street--Suite 1000
  San Diego, CA 92101

  Patricia A. Urbonya, Partner, Chief Operating Officer
  Rice, Hall, James & Associates
  600 West Broadway Street--Suite 1000
  San Diego, CA 92101

SIRACH BOND PORTFOLIO, SIRACH EQUITY PORTFOLIO, SIRACH GROWTH PORTFOLIO,
SIRACH GROWTH II PORTFOLIO, SIRACH SPECIAL EQUITY PORTFOLIO AND SIRACH STRATEGIC BALANCED PORTFOLIO
-------------------------------------------------------------------------------

Name and Address of Investment Adviser

  Sirach Capital Management, Inc.
  600 University Street
  3323 One Union Square
  Seattle, WA 98101

Annual Investment Advisory Fee, Annual Expense Limitation, if any, as a Percentage of Average Daily Net Assets and Date of Current Investment Advisory Agreement

                                                                   Date of Current
                            Advisory                             Investment Advisory
   Fund                       Fee           Expense Limit             Agreement
  ----------------------------------------------------------------------------------
                                     0.50% for the Institutional
                                       Class and 0.75% for the
   Sirach Bond Portfolio...   0.35%  Institutional Service Class   November 3, 1997
  ----------------------------------------------------------------------------------
   Sirach Equity
    Portfolio..............   0.65%             None                  June 26, 1996
  ----------------------------------------------------------------------------------
   Sirach Growth
    Portfolio..............   0.65%             None               October 29, 1993
  ----------------------------------------------------------------------------------
   Sirach Growth Portfolio
    II.....................   0.70%             None                 August 4, 2000
  ----------------------------------------------------------------------------------
   Sirach Special Equity
    Portfolio..............   0.70%             0.90%            September 27, 1989
  ----------------------------------------------------------------------------------
   Sirach Strategic
    Balanced Portfolio.....   0.65%             None               October 29, 1993

Information on Other Similar Investment Companies Advised by the Adviser

  The adviser acts as investment adviser for the Aquinas Equity Growth Fund, which has a similar investment objective as the Sirach Growth Portfolio it currently advises. The Aquinas Equity Growth Fund has net assets of $66.5 million and the adviser receives an annual advisory fee at a rate of .50% on the first $30 million, .35% on the next $20 million, and .25% on balance of the net assets managed by the adviser.

The Name, Address And Principal Occupation Of The Principal Executive Officer And Each Director Or General Partner Of The Investment Adviser

  Principal Executive Officer

  Harvey C. Bateman, Principal, Director of Equities
  Sirach Capital Management, Inc.
  600 University Street
  3323 One Union Square
  Seattle, WA 98101

  Directors

  Harvey C. Bateman, Principal, Director of Equities
  Sirach Capital Management, Inc.
  600 University Street
  3323 One Union Square
  Seattle, WA 98101

  Craig F. Hintze Principal, Director of Fixed Income
  Sirach Capital Management, Inc.
  600 University Street
  3323 One Union Square
  Seattle, WA 98101

  Barry Fetterman Principal
  Sirach Capital Management, Inc.
  600 University Street
  3323 One Union Square
  Seattle, WA 98101

  David A. Anderson, Principal
  Sirach Capital Management, Inc.
  600 University Street
  3323 One Union Square
  Seattle, WA 98101

STERLING PARTNERS' BALANCED PORTFOLIO, STERLING PARTNERS' EQUITY PORTFOLIO AND STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO
-------------------------------------------------------------------------------

Name and Address of Investment Adviser

  Sterling Capital Management Company
  301 S. College Street--Suite 3200
  Charlotte, NC 28202

Annual Investment Advisory Fee, Annual Expense Limitation, if any, as a Percentage of Average Daily Net Assets and Date of Current Investment Advisory Agreement

                                                             Date of Current
                                          Advisory Expense Investment Advisory
   Fund                                     Fee     Limit       Agreement
  ----------------------------------------------------------------------------
   Sterling Partners' Balanced
    Portfolio............................   0.75%   1.11%      March 8, 1991
  ----------------------------------------------------------------------------
   Sterling Partners' Equity Portfolio...   0.75%   0.99%      March 8, 1991
  ----------------------------------------------------------------------------
   Sterling Partners' Small Cap Value
    Portfolio............................   1.00%   1.25%    January 7, 1997

Information on Other Similar Investment Companies Advised by the Adviser

  The adviser acts as investment adviser for the Market Street Fund-All Pro Small Cap Value Portfolio, which has a similar investment objective as the Sterling Partners' Small Cap Value Portfolio it currently advises. The Market Street Fund-All Pro Small Cap Value Portfolio has net assets of $8,828,216 and the adviser receives an annual advisory fee at a rate of .70% of the net assets managed by the adviser.

The Name, Address And Principal Occupation Of The Principal Executive Officer And Each Director Or General Partner Of The Investment Adviser

  Principal Executive Officer

  Mark W. Whalen, President
  Sterling Capital Management Company
  301 S. College Street--Suite 3200
  Charlotte, NC 28202

  Directors

  W. Olin Nisbet, III, Chairman
  Sterling Capital Management Company
  301 S. College Street--Suite 3200
  Charlotte, NC 28202

  David M. Ralston, Executive Vice President
  Sterling Capital Management Company
  301 S. College Street--Suite 3200
  Charlotte, NC 28202

  J. Calvin Rivers, Jr., Executive Vice President
  Sterling Capital Management Company
  301 S. College Street--Suite 3200
  Charlotte, NC 28202

  Mark W. Whalen, President
  Sterling Capital Management Company
  301 S. College Street--Suite 3200
  Charlotte, NC 28202

TJ CORE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Name and Address of Investment Adviser

  Tom Johnson Investment Management, Inc.
  2 Leadership Square
  211 North Robinson, Suite 450
  Oklahoma City, OK 73102

Annual Investment Advisory Fee, Annual Expense Limitation, if any, as a Percentage of Average Daily Net Assets and Date of Current Investment Advisory Agreement

  Advisory Fee: 0.75%
  Expense Limit: 1.25%
  Date of Current Investment Advisory Agreement: January 29, 1995

The Name, Address And Principal Occupation Of The Principal Executive Officer And Each Director Or General Partner Of The Investment Adviser

  Principal Executive Officer

  Thomas E. Johnson, CFA, Chairman, Chief Investment Officer
  Tom Johnson Investment Management, Inc.
  2 Leadership Square
  211 North Robinson, Suite 450
  Oklahoma City, OK 73102

  Directors

  Thomas E. Johnson, CFA, Chairman, Chief Investment Officer
  Tom Johnson Investment Management, Inc.
  2 Leadership Square
  211 North Robinson, Suite 450
  Oklahoma City, OK 73102

  Jerry I. Wise, President
  Tom Johnson Investment Management, Inc.
  2 Leadership Square
  211 North Robinson, Suite 450
  Oklahoma City, OK 73102

TS&W EQUITY PORTFOLIO, TS&W FIXED INCOME PORTFOLIO, TS&W INTERNATIONAL EQUITY PORTFOLIO AND TS&W INTERNATIONAL OCTAGON PORTFOLIO (FORMERLY, JACOBS INTERNATIONAL OCTAGON PORTFOLIO)
--------------------------------------------------------------------------------

Name and Address of Investment Adviser

  Thompson, Siegel & Walmsley, Inc.
  5000 Monument Avenue
  Richmond, VA 23230

Annual Investment Advisory Fee, Annual Expense Limitation, if any, as a Percentage of Average Daily Net Assets and Date of Current Investment Advisory Agreement

                                                              Date of Current
                                          Advisory Expense  Investment Advisory
   Fund                                     Fee     Limit        Agreement
  ------------------------------------------------------------------------------
   TS&W Equity Portfolio................    0.75%   None       November 25, 1991
  ------------------------------------------------------------------------------
   TS&W Fixed Income Portfolio..........    0.45%   None       November 25, 1991
  ------------------------------------------------------------------------------
   TS&W International Equity Portfolio..    1.00%   None        November 3, 1992
  ------------------------------------------------------------------------------
   TS&W International Octagon Portfolio
    (Formerly Jacobs International                          December 2, 1996, as
    Octagon Portfolio)..................    1.00%   None   amended June 27, 2000

The Name, Address And Principal Occupation Of The Principal Executive Officer And Each Director Or General Partner Of The Investment Adviser

  Principal Executive Officer

  John T. Siegel, President
  Thompson, Siegel & Walmsley, Inc.
  5000 Monument Avenue
  Richmond, VA 23230

  Directors

  Matthew G. Thompson, Senior Vice President
  Thompson, Siegel & Walmsley, Inc.
  5000 Monument Avenue
  Richmond, VA 23230

  Sylvester P. Walmsley, IV, Director
  Thompson, Siegel & Walmsley, Inc.
  5000 Monument Avenue
  Richmond, VA 23230

  John T. Siegel, President
  Thompson, Siegel & Walmsley, Inc.
  5000 Monument Avenue
  Richmond, VA 23230

  Horace P. Whitworth, Secretary
  Thompson, Siegel & Walmsley, Inc.
  5000 Monument Avenue
  Richmond, VA 23230

  Exhibit F --Fees Paid to Investment Advisers and their Affiliated Companies

                   Fiscal   Net Assets   Advisory Fees without                       Administration Fees Paid
                    Year   as of 8/21/00  Expense Limitation     Net Advisory Fee   to UAM Fund Services, Inc.
Fund Name          Ended    (Thousands)  for Last Fiscal Year  for Last Fiscal Year    for Last Fiscal Year
--------------------------------------------------------------------------------------------------------------
Acadian Emerging
Markets Fund      12/31/99 $ 31,689,007       $1,274,940            $1,274,940               $ 89,112
--------------------------------------------------------------------------------------------------------------
Analytic
Defensive Equity
Fund              12/31/99 $ 56,494,072       $  396,366            $  302,138               $ 55,449
--------------------------------------------------------------------------------------------------------------
Analytic
Enhanced Equity
Fund              12/31/99 $153,398,951       $  359,313            $  289,086               $ 41,853
--------------------------------------------------------------------------------------------------------------
Analytic
International
Equity Fund       12/31/99 $  8,005,542       $    3,652            $        0               $  5,145
--------------------------------------------------------------------------------------------------------------
Analytic Master
Fixed Income
Fund              12/31/99 $  4,916,773       $   23,789            $        0               $ 16,555
--------------------------------------------------------------------------------------------------------------
Analytic Short-
Term Government
Fund              12/31/99 $  3,498,104       $   13,250            $        0               $ 15,744
--------------------------------------------------------------------------------------------------------------
C&B Balanced
Portfolio          4/30/00 $  3,427,944       $   22,155            $        0               $ 11,341
--------------------------------------------------------------------------------------------------------------
C&B Equity
Portfolio         10/31/99 $ 40,498,705       $  677,029            $  677,029               $ 54,969
--------------------------------------------------------------------------------------------------------------
C&B Equity
Portfolio for
Taxable
Investors         10/31/99 $  2,200,657       $   23,723            $        0               $  6,592
--------------------------------------------------------------------------------------------------------------
C&B Mid Cap
Equity Portfolio  10/31/99 $  1,493,909       $    8,217            $        0               $  8,500
--------------------------------------------------------------------------------------------------------------
Cambiar
Opportunity
Portfolio          4/30/00 $  4,715,878       $   31,375            $        0               $ 18,251
--------------------------------------------------------------------------------------------------------------
Clipper Focus
Portfolio          4/30/00 $100,627,283       $  851,713            $  797,126               $ 52,328
--------------------------------------------------------------------------------------------------------------
FMA Small
Company
Portfolio         10/31/99 $113,558,173       $1,340,556            $1,029,996               $ 87,089
--------------------------------------------------------------------------------------------------------------
FPA Crescent
Portfolio          3/31/00 $ 40,049,125       $1,202,114            $1,202,114               $227,406
--------------------------------------------------------------------------------------------------------------
Heitman Real
Estate Portfolio  12/31/99 $101,943,764       $  858,702            $  858,702               $ 86,942
--------------------------------------------------------------------------------------------------------------
ICM Small
Company
Portfolio         10/31/99 $531,534,639       $4,391,761            $4,391,761               $251,348
--------------------------------------------------------------------------------------------------------------
IRA Capital
Preservation
Portfolio         10/31/99 $ 21,758,630       $      410            $        0               $  2,472
--------------------------------------------------------------------------------------------------------------
McKee Domestic
Equity Portfolio  10/31/99 $ 34,379,223       $  302,449            $  302,449               $ 27,987
--------------------------------------------------------------------------------------------------------------
McKee
International
Equity Portfolio  10/31/99 $181,070,148       $1,051,174            $1,051,174               $104,039
--------------------------------------------------------------------------------------------------------------
McKee Small Cap
Equity Portfolio  10/31/99 $ 37,076,592       $  824,282            $  824,282               $ 43,277
--------------------------------------------------------------------------------------------------------------
McKee U. S.
Government
Portfolio         10/31/99 $ 13,587,922       $  104,458            $  104,458               $ 18,087
--------------------------------------------------------------------------------------------------------------
MJI
International
Equity Portfolio   4/30/00 $ 39,125,879       $  253,648            $  205,888               $ 41,178
--------------------------------------------------------------------------------------------------------------
NWQ Special
Equity Portfolio  10/31/99   37,159,167       $  185,627            $   80,890               $ 16,236
--------------------------------------------------------------------------------------------------------------
Pell Rudman Mid-
Cap Growth
Portfolio          4/30/00   21,124,489       $  113,575            $        0               $ 57,727
--------------------------------------------------------------------------------------------------------------
PIC Twenty
Portfolio          4/30/00   33,098,634       $   86,370            $   29,137               $ 10,578
--------------------------------------------------------------------------------------------------------------
Rice, Hall James
Small Cap
Portfolio         10/31/99   62,744,232       $  344,628            $        0               $ 27,603
--------------------------------------------------------------------------------------------------------------
                    Fees Paid to UAM
                       Shareholder
                  Services Center, Inc.
Fund Name         for Last Fiscal Year
--------------------------------------------------------------------------------------------------------------
Acadian Emerging
Markets Fund             $ 9,649
--------------------------------------------------------------------------------------------------------------
Analytic
Defensive Equity
Fund                     $28,920
--------------------------------------------------------------------------------------------------------------
Analytic
Enhanced Equity
Fund                     $12,554
--------------------------------------------------------------------------------------------------------------
Analytic
International
Equity Fund              $ 2,647
--------------------------------------------------------------------------------------------------------------
Analytic Master
Fixed Income
Fund                     $ 6,531
--------------------------------------------------------------------------------------------------------------
Analytic Short-
Term Government
Fund                     $ 6,102
--------------------------------------------------------------------------------------------------------------
C&B Balanced
Portfolio                $ 4,486
--------------------------------------------------------------------------------------------------------------
C&B Equity
Portfolio                $11,968
--------------------------------------------------------------------------------------------------------------
C&B Equity
Portfolio for
Taxable
Investors                $ 8,794
--------------------------------------------------------------------------------------------------------------
C&B Mid Cap
Equity Portfolio         $ 8,057
--------------------------------------------------------------------------------------------------------------
Cambiar
Opportunity
Portfolio                $ 9,455
--------------------------------------------------------------------------------------------------------------
Clipper Focus
Portfolio                $20,970
--------------------------------------------------------------------------------------------------------------
FMA Small
Company
Portfolio                $80,734
--------------------------------------------------------------------------------------------------------------
FPA Crescent
Portfolio                $56,704
--------------------------------------------------------------------------------------------------------------
Heitman Real
Estate Portfolio         $93,767
--------------------------------------------------------------------------------------------------------------
ICM Small
Company
Portfolio                $16,153
--------------------------------------------------------------------------------------------------------------
IRA Capital
Preservation
Portfolio                $ 1,454
--------------------------------------------------------------------------------------------------------------
McKee Domestic
Equity Portfolio         $13,408
--------------------------------------------------------------------------------------------------------------
McKee
International
Equity Portfolio         $14,850
--------------------------------------------------------------------------------------------------------------
McKee Small Cap
Equity Portfolio         $13,780
--------------------------------------------------------------------------------------------------------------
McKee U. S.
Government
Portfolio                $13,295
--------------------------------------------------------------------------------------------------------------
MJI
International
Equity Portfolio         $13,982
--------------------------------------------------------------------------------------------------------------
NWQ Special
Equity Portfolio         $11,647
--------------------------------------------------------------------------------------------------------------
Pell Rudman Mid-
Cap Growth
Portfolio                $ 9,407
--------------------------------------------------------------------------------------------------------------
PIC Twenty
Portfolio                $ 2,840
--------------------------------------------------------------------------------------------------------------
Rice, Hall James
Small Cap
Portfolio                $16,292
--------------------------------------------------------------------------------------------------------------

                   Fiscal   Net Assets   Advisory Fees without                        Administration Fees Paid
                    Year   as of 8/21/00  Expense Limitation     Net Advisory Fee    to UAM Fund Services, Inc.
Fund Name          Ended    (Thousands)  for Last Fiscal Year   for Last Fiscal Year    for Last Fiscal Year
---------------------------------------------------------------------------------------------------------------
Rice, Hall James
Small/Mid Cap
Portfolio         10/31/99 $ 24,299,535       $  176,486            $  105,299                $17,445
---------------------------------------------------------------------------------------------------------------
Sirach Bond
Portfolio         10/31/99 $ 84,303,835       $  243,816            $        0                $39,507
---------------------------------------------------------------------------------------------------------------
Sirach Equity
Portfolio         10/31/99 $ 79,876,735       $  294,707            $  139,131                $27,368
---------------------------------------------------------------------------------------------------------------
Sirach Growth
Portfolio         10/31/99 $ 70,597,316       $  571,110            $  571,110                $47,716
---------------------------------------------------------------------------------------------------------------
Sirach Growth II
Portfolio(1)       4/30/00 $ 30,092,259       $  171,247            $  171,247                $64,083
---------------------------------------------------------------------------------------------------------------
Sirach Special
Equity Portfolio  10/31/99 $226,701,746       $1,177,517            $1,177,517                $81,073
---------------------------------------------------------------------------------------------------------------
Sirach Strategic
Balanced
Portfolio         10/31/99 $ 71,547,521       $  508,834            $  508,834                $58,484
---------------------------------------------------------------------------------------------------------------
Sterling
Partners'
Balanced
Portfolio         10/31/99 $ 49,552,329       $  558,088            $  493,540                $56,040
---------------------------------------------------------------------------------------------------------------
Sterling
Partners' Equity
Portfolio          5/15/91 $ 22,406,135       $  361,802            $  250,671                $39,049
---------------------------------------------------------------------------------------------------------------
Sterling
Partners' Small
Cap Value
Portfolio         10/31/99 $ 54,140,036       $  411,436            $  306,848                $25,532
---------------------------------------------------------------------------------------------------------------
TJ Core Equity
Portfolio          4/30/00 $ 19,162,323       $  265,424            $  127,887                $31,764
---------------------------------------------------------------------------------------------------------------
TS&W Equity
Portfolio         10/31/99 $ 72,010,571       $  682,600            $  682,600                $66,475
---------------------------------------------------------------------------------------------------------------
TS&W Fixed
Income Portfolio  10/31/99 $ 52,698,082       $  312,298            $  312,298                $36,892
---------------------------------------------------------------------------------------------------------------
TS&W
International
Equity Portfolio  10/31/99 $128,970,357       $1,145,893            $1,145,893                $81,536
---------------------------------------------------------------------------------------------------------------
TS&W
International
Octagon
Portfolio(2)       4/30/00 $ 29,579,285       $  677,348            $  677,348                $49,824
---------------------------------------------------------------------------------------------------------------
                    Fees Paid to UAM
                       Shareholder
                  Services Center, Inc.
Fund Name         for Last Fiscal Year
---------------------------------------------------------------------------------------------------------------
Rice, Hall James
Small/Mid Cap
Portfolio                $12,701
---------------------------------------------------------------------------------------------------------------
Sirach Bond
Portfolio                $12,187
---------------------------------------------------------------------------------------------------------------
Sirach Equity
Portfolio                $ 9,576
---------------------------------------------------------------------------------------------------------------
Sirach Growth
Portfolio                $14,622
---------------------------------------------------------------------------------------------------------------
Sirach Growth II
Portfolio(1)             $10,454
---------------------------------------------------------------------------------------------------------------
Sirach Special
Equity Portfolio         $14,767
---------------------------------------------------------------------------------------------------------------
Sirach Strategic
Balanced
Portfolio                $11,213
---------------------------------------------------------------------------------------------------------------
Sterling
Partners'
Balanced
Portfolio                $11,834
---------------------------------------------------------------------------------------------------------------
Sterling
Partners' Equity
Portfolio                $12,077
---------------------------------------------------------------------------------------------------------------
Sterling
Partners' Small
Cap Value
Portfolio                $15,263
---------------------------------------------------------------------------------------------------------------
TJ Core Equity
Portfolio                $15,011
---------------------------------------------------------------------------------------------------------------
TS&W Equity
Portfolio                $16,765
---------------------------------------------------------------------------------------------------------------
TS&W Fixed
Income Portfolio         $13,939
---------------------------------------------------------------------------------------------------------------
TS&W
International
Equity Portfolio         $20,036
---------------------------------------------------------------------------------------------------------------
TS&W
International
Octagon
Portfolio(2)             $29,982
---------------------------------------------------------------------------------------------------------------

(1) Investment Advisory fees paid during the most recent fiscal year, were paid to Hanson Investment Management Company, the Fund's previous investment Adviser.
(2) Investment Advisory fees paid during the most recent fiscal year, were paid to Jacobs Asset Management, the Fund's previous investment Adviser.

         EXHIBIT G--INFORMATION ON BENEFICIAL OWNERSHIP BY SHAREHOLDERS
                             AS OF AUGUST 21, 2000

                                     INDEX

UAM FUND                                                                 PAGE G-
--------                                                                 -------
Acadian Emerging Markets Portfolio......................................     2
Analytic Defensive Equity Fund..........................................     2
Analytic Enhanced Equity Fund...........................................     2
Analytic International Fund.............................................     2
Analytic Master Fixed Income Fund.......................................     3
Analytic Short-Term Government Fund.....................................     3
C&B Balanced Portfolio..................................................     3
C&B Equity Portfolio....................................................     4
C&B Equity Portfolio for Taxable Investors..............................     4
C&B Mid Cap Equity Portfolio............................................     5
Cambiar Opportunity Portfolio...........................................     5
Clipper Focus Portfolio.................................................     5
FMA Small Company Portfolio.............................................     6
FPA Crescent Portfolio..................................................     6
Heitman Real Estate Portfolio...........................................     7
ICM Small Company Portfolio.............................................     7
IRA Capital Preservation Portfolio......................................     8
McKee Domestic Equity Portfolio.........................................     8
McKee International Equity Portfolio....................................     9
McKee Small Cap Equity Portfolio........................................     9
McKee U. S. Government Portfolio........................................     9
MJI International Equity Portfolio......................................    10
NWQ Special Equity Portfolio............................................    11
Pell Rudman Mid-Cap Growth Portfolio....................................    11
PIC Twenty Portfolio....................................................    12
Rice, Hall James Small Cap Portfolio....................................    12
Rice, Hall James Small/Mid Cap Portfolio................................    12
Sirach Bond Portfolio...................................................    13
Sirach Equity Portfolio.................................................    13
Sirach Growth Portfolio.................................................    13
Sirach Growth II Portfolio..............................................    14
Sirach Special Equity Portfolio.........................................    14
Sirach Strategic Balanced Portfolio.....................................    14
Sterling Partners' Balanced Portfolio...................................    15
Sterling Partners' Equity Portfolio.....................................    15
Sterling Partners' Small Cap Value Portfolio............................    16
TJ Core Equity Portfolio................................................    16
TS&W Equity Portfolio...................................................    17
TS&W Fixed Income Portfolio.............................................    17
TS&W International Equity Portfolio.....................................    17
TS&W International Octagon Portfolio....................................    17

   Exhibit G--Beneficial Ownership by Shareholders of 5% or more of the Funds as of August 21, 2000

Acadian Emerging Markets Portfolio

                                                                  Percentage of
    Name and Address of Shareholder                               Shares Owned
  -----------------------------------------------------------------------------
    Stanford Management Company                                       44.09%
    2770 Sandhill Road
    Menlo Park, CA 94025-7070
  -----------------------------------------------------------------------------
    Charles Schwab & CO INC                                           31.04%
    Reinvest Account
    Attn: Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-4323
  -----------------------------------------------------------------------------
    University of Guelph                                              12.72%
    FBO Dale Lockie
    Pension Investments
    University Centre LVL 5
    Guelph, Ontario
    Canada, NIG 2WI
  -----------------------------------------------------------------------------

The Analytic Funds

    Name and Address of            Percentage of
    Shareholder                    Shares Owned            Portfolio
  -----------------------------------------------------------------------------
    Charles Schwab & Co., Inc.         18.92%    Analytic Defensive Equity Fund
    Special Custody Account
    For Benefit of Customers
    101 Montgomery Street
    San Francisco, CA 94104-4122
  -----------------------------------------------------------------------------
    National Financial Services         7.27%    Analytic Defensive Equity Fund
    Corp.
    FBO Exclusive Benefit of Our
    Customer
    Attn: Mutual Funds
    200 Liberty Street
    New York, NY 10281-1003
  -----------------------------------------------------------------------------
    Charles Schwab & Co., Inc.         40.73%    Analytic Enhanced Equity Fund
    Special Custody Account
    For Benefit of Customers
    101 Montgomery Street
    San Francisco, CA 94104-4122
  -----------------------------------------------------------------------------
    UMB Bank NA CUST                   19.49%    Analytic Enhanced Equity Fund
    FBO IBC Retirement Income
    Plan
    928 Grand Boulevard
    Kansas City, MO 64106-2008
  -----------------------------------------------------------------------------
    National Financial Services        11.94%    Analytic Enhanced Equity Fund
    Corp.
    FBO Exclusive Benefit of Our
    Customers
    Attn: Mutual Funds
    200 Liberty Street
    New York, NY 10281-1003
  -----------------------------------------------------------------------------
    Resources Trust Company            60.36%    Analytic International Fund
    P. O. Box 3865
    Englewood, CO 80155-3865
  -----------------------------------------------------------------------------
    Analytic TSA Global Asset          17.43%    Analytic International Fund
    Management Inc.
    Investment Manager for Prison
    Law Office
    700 S. Flower Street, Suite
    2400
    Los Angeles, CA 90017-4211
  -----------------------------------------------------------------------------

                                 Percentage
    Name and Address of          of Shares
    Shareholder                    Owned                 Portfolio
  -----------------------------------------------------------------------------
    Charles Schwab & Co., Inc.     15.38%   Analytic International Fund
    Special Custody Account
    For Benefit of Customers
    101 Montgomery Street
    San Francisco,
    CA 94104-4122
  -----------------------------------------------------------------------------
    Analytic TSA Global Asset      25.79%   Analytic Master Fixed Income Fund
    Management, Inc.
    FBO Mountain Grove Cemetery
    Assn.
    700 S. Flower Street, Ste
    2400
    Los Angeles, CA 90017-4211
  -----------------------------------------------------------------------------
    Wexford Clearing Services      11.76%   Analytic Master Fixed Income Fund
    Corp. FBO
    Nursing & Home Care of
    Wilton
    INC Pension Fund Trust
    P. O. Box 489
    Wilton, CT 06897-0489
  -----------------------------------------------------------------------------
    Resources Trust Company         9.55%   Analytic Master Fixed Income Fund
    P. O. Box 3865
    Englewood, CO 80155-3865
  -----------------------------------------------------------------------------
    UAM Trust Company CUST          7.23%   Analytic Master Fixed Income Fund
    IRA R/O Greg McMurran
    2116 Westwood Avenue
    Santa Ana, CA 92706-1924
  -----------------------------------------------------------------------------
    UAM Trust Company CUST          5.99%   Analytic Master Fixed Income Fund
    IRA R/O R. Borzilleri
    4 Landmark Square
    Stamford, CT 06901-2502
  -----------------------------------------------------------------------------
    Kenneburt & Co.                65.27%   Analytic Short-Term Government Fund
    FBO Southern Baptist
    P.O. Box 12365
    Birmingham, AL 35202-2365
  -----------------------------------------------------------------------------
    Charles Schwab & Co., Inc.      9.64%   Analytic Short-Term Government Fund
    Special Custody Account
    For Benefit of Customers
    101 Montgomery Street
    San Francisco, CA 94104-
    4122
  -----------------------------------------------------------------------------

The C&B Portfolios

                                       Percentage
                                       of Shares
    Name and Address of Shareholder      Owned          Portfolio
  ----------------------------------------------------------------------
    St. Andrews Church                   41.44%   C&B Balanced Portfolio
    Memorial Endowment Fund
    PO Box 1287
    Edgartown, MA 02539-1287
  ----------------------------------------------------------------------
    Mr. Roger G. Hall                    13.94%   C&B Balanced Portfolio
    Executive Director
    Old Christ Church Preservation Tr
    Christ Church
    20 North America Street
    Philadelphia, PA 19106-4509
  ----------------------------------------------------------------------
    Carole A. Bonner                     10.92%   C&B Balanced Portfolio
    1550 North 123rd Street
    Wauwatosa, WI 53226-3132
  ----------------------------------------------------------------------

                                           Percentage
                                           of Shares
    Name and Address of Shareholder          Owned           Portfolio
  ----------------------------------------------------------------------------
    Joanna H. Schoff                          6.95%   C&B Balanced Portfolio
    226 North Street
    Rye, NY 10580-1520
  ----------------------------------------------------------------------------
    UAM Trust Co Cust                         6.10%   C&B Balanced Portfolio
    William W. Beible Jr
    611 Saint Lawrence Lane
    Gibsonia, PA 15044-8025
  ----------------------------------------------------------------------------
    UAM Trust Co Cust                         5.94%   C&B Balanced Portfolio
    IRA A/C Douglas Wharton Mellor
    1020 Mt. Pleasant Road
    Bryn Mawr, PA 19010-1826
  ----------------------------------------------------------------------------
    First Union National Bank                26.20%   C&B Equity Portfolio
    FBO Cadmus Comm Corp
    1525 West WT Harris Blvd
    Charlotte, NC 28262-8522
  ----------------------------------------------------------------------------
    Ironworkers Local 397 Pension Fund       15.20%   C&B Equity Portfolio
    c/o Administrative Services Inc.
    Attn: Fund Accounting
    PO Box 83900
    Miami, FL 33283-9000
  ----------------------------------------------------------------------------
    Central New York Community Foundation    15.15%   C&B Equity Portfolio
    Inc.
    500 S. Salina St. Ste 428
    Syracuse, NY 13202-3314
  ----------------------------------------------------------------------------
    Bruce J. Oliveira Administrator/TTEE     13.59%   C&B Equity Portfolio
    FBO IBEW Local 223 Pension Trst Fnd
    PO Box 1238
    Lakeville, MA 02347-7238
  ----------------------------------------------------------------------------
    A Cirillo D Gaicco R Samuels & Joseph     7.94%   C&B Equity Portfolio
    Gurrera & David Smith Tr
    Fulton fish Market PFA & DEC Tr
    Part Fulton Fish Mkt Pen
    140 Beekman Street
    New York, NY 10038-2010
  ----------------------------------------------------------------------------
    Patricia Schlitt                         45.40%   C&B Equity Portfolio for
    S. Sanford Schlitt                                Taxable Investors
    Subject to DST TOD Rules
    491 Meadow Lark Drive
    Sarasota, FL 34236-1901
  ----------------------------------------------------------------------------
    Ann Hauptman & Cynthia Jacobs TR FBO     17.01%   C&B Equity Portfolio for
    Gunther A. Hauptman TR                            Taxable Investors
    4 Briga Ln
    White Plains, NY 10605-4647
  ----------------------------------------------------------------------------
    Charles Schwab & Co., Inc.               13.57%   C&B Equity Portfolio for
    Reinvest Account                                  Taxable Investors
    Attn: Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-4122
  ----------------------------------------------------------------------------
    Anne Y. Stratton                          6.54%   C&B Equity Portfolio for
    9608 N Juniper Circle                             Taxable Investors
    Mequon, WI 53092-6216
  ----------------------------------------------------------------------------
    Robert B. Arthur                          5.91%   C&B Equity Portfolio for
    101 Cheswold Lane, Apt. 4B                        Taxable Investors
    Haverford, PA 19041-1866
  ----------------------------------------------------------------------------

                                                 Percentage
                                                 of Shares
    Name and Address of Shareholder                Owned        Portfolio
  ----------------------------------------------------------------------------
    Vanguard Fiduciary Trust Co.                   79.35%   C&B Mid Cap Equity
    Plan 91718 FBO UAM Corp Profit Sharing 401K             Portfolio
    Plan
    Vanguard Fiduciary Trust Group Sp. Servies
    PO Box 2600 VM 421
    Valley Forge, PA 19482-2600
  ----------------------------------------------------------------------------
    UAM Trust Co Cust.                              5.98%   C&B Mid Cap Equity
    FBO John J. Medveckis R/O IRA                           Portfolio
    C/o Cooke & Bieler Inc.
    1700 Market St., STE 3222
    Philadelphia, PA 19103-3912
  ----------------------------------------------------------------------------

Cambiar Opportunity Portfolio

                                                                    Percentage
                                                                    of Shares
    Name and Address of Shareholder                                   Owned
  ----------------------------------------------------------------------------
    Charles Schwab & Co., Inc.                                        25.09%
    Reinvest Account
    Attn Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-4122
  ----------------------------------------------------------------------------
    Wells Fargo Bank West Cust                                        18.19%
    FBO Michael Barish Custody
    1740 Broadway
    Denver, CO 80274
  ----------------------------------------------------------------------------
    Wells Fargo Bank West Cust                                        15.85%
    FBO Waco EMP P/S-M Trotsky
    1740 Broadway Denver, CO 80274-0001
  ----------------------------------------------------------------------------
    Leo L. Block                                                       6.82%
    1814 La Sombra Dr
    San Antonio, TX 78209-3350
  ----------------------------------------------------------------------------

Clipper Focus Portfolio

                                                                    Percentage
                                                                    of Shares
    Name and Address of Shareholder                                   Owned
  ----------------------------------------------------------------------------
    Charles Schwab & Co.,                                             61.97%
    Inc.
    Reinvest Account
    Attn Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-
    4122
  ----------------------------------------------------------------------------
    Resources Trust Co.                                               11.13%
    P.O.Box 3865
    Englewood, CO 80155-3865
  ----------------------------------------------------------------------------

FMA Small Company Portfolio

                                  Percentage
    Name and Address of           of Shares
    Shareholder                     Owned                  Class
  -----------------------------------------------------------------------------
    Fidelity Invest Inst            27.04%   Institutional Class Shares
    Operations Co Inc.
    For Certain Employee Benefit
    Plans
    100 Magellan Way KWIC
    Covington, KY 41015-1999
  -----------------------------------------------------------------------------
    Charles Schwab & Co., Inc.      18.29%   Institutional Class Shares
    Reinvest Account
    Attn: Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-4122
  -----------------------------------------------------------------------------
    Dingle & Co.                     5.80%   Institutional Service Class Shares
    C/o Comerica Bank
    P.O.Box 75000
    Detroit, MI 48275-0001
  -----------------------------------------------------------------------------

FPA Crescent Portfolio

                                                                    Percentage
                                                                    of Shares
    Name and Address of Shareholder                                   Owned
  ----------------------------------------------------------------------------
    Charles Schwab & Co., Inc.                                        29.25%
    Reinvest Account
    Attn Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-4122
  ----------------------------------------------------------------------------
    David I. Sofro Trustee                                            10.59%
    U/A 00/00/90
    FBO Trust
    2307 Blanchard Drive
    Glenndale, CA 91208-1912
  ----------------------------------------------------------------------------
    NFSC FEBO                                                          7.63%
    Thomas A. Jermoluk TTEE
    Thomas A. Jermoluk Trust
    U/A 3/24/98
    52 Monte Vista Ave.
    Atherton, CA 94027-5431
  ----------------------------------------------------------------------------
    FPA Multi-Advisors Fund LP                                         6.87%
    C/O First Pacific Advisors, Inc.
    11400 W. Olympic Blvd., Suite 1200
    Los Angeles, CA 90064-1568
  ----------------------------------------------------------------------------

Heitman Real Estate Portfolio

                                         Percentage
                                         of Shares
    Name and Address of Shareholder        Owned      Class of the Portfolio
  ----------------------------------------------------------------------------
    Charles Schwab & Company Inc.          41.08%   Advisor Class Shares
    Special Custody Acct FBO CUST REINV
    Attn: Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-4122
  ----------------------------------------------------------------------------
    United Nations Joint Staff Pension     38.59%   Institutional Class Shares
    Plan
    Investment Management Service
    United Nations Room S-0702
    New York, NY 10017
  ----------------------------------------------------------------------------
    Charles Schwab & Company Inc.          18.59%   Institutional Class Shares
    Reinvest Account
    Attn: Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-4122
  ----------------------------------------------------------------------------
    National Financial Securities Corp.     8.67%   Institutional Class Shares
    FBO LCM
    200 Liberty Street LBBY 5
    New York, NY 10281-5500
  ----------------------------------------------------------------------------
    HAWCO                                   7.15%   Institutional Class Shares
    c/o Hawaiian Trust Co
    Client Mutual Funds 769
    PO Box 1930
    Honolulu HI 96805-1930
  ----------------------------------------------------------------------------
    Northern Trust CO FBO ARTCL 9 TR        5.46%   Institutional Class Shares
    For Joyce U/W of Harold Martin
    A/C 26-48795
    PO Box 92956
    Chicago, IL 60675-2956
  ----------------------------------------------------------------------------

ICM Small Company Portfolio

                                                                    Percentage
                                                                    of Shares
    Name and Address of Shareholder                                   Owned
  ----------------------------------------------------------------------------
    Washington Suburban Sanitary Commission                           11.23%
    14501 Sweitzer Lane
    Laurel, MD 20707-5902
  ----------------------------------------------------------------------------
    Major League Baseball Players Benefit Plan                         9.92%
    c/o Investment Counselors of MD
    Attn: Anne D. Benson
    803 Cathedral Street
    Baltimore, MD 32302-5237
  ----------------------------------------------------------------------------
    Strafe & CO                                                        6.39%
    FAO Riverside Methodist Hospital Foundation
    PO Box 160
    Westerville, OH 43086-0160
  ----------------------------------------------------------------------------
    Marshal Ilsey Trust                                                5.44%
    FBO Alliant Energy Master Ret
    100 N Water Street
    Milwaukee, WI 53202-6025
  ----------------------------------------------------------------------------

IRA Capital Preservation Portfolio

                                                                    Percentage
                                                                    of Shares
    Name and Address of Shareholder                                   Owned
  ----------------------------------------------------------------------------
    Charles Schwab & CO INC                                           73.48%
    Reinvest Account
    Attn: Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-
    4122
  ----------------------------------------------------------------------------
    Donaldson Lufkin                                                   7.68%
    Jenrette
    Securities Corporation
    Inc.
    PO Box 2052
    Jersey City, NJ 07303--
    2052
  ----------------------------------------------------------------------------

The McKee Portfolios

                                Percentage
    Name and Address of         of Shares
    Shareholder                   Owned                 Portfolio
  -----------------------------------------------------------------------------
    Wesbanco Bank Wheeling        22.83%   McKee Domestic Equity Portfolio
    Agnt City of Wheeling
    Municipal Employees
    Retirement & Benefit Fund
    1 Bank Plaza
    Wheeling, WV 26003-3565
  -----------------------------------------------------------------------------
    Carey & CO                    11.15%   McKee Domestic Equity Portfolio
    PO Box 1558
    Columbus, OH 43260-0002
  -----------------------------------------------------------------------------
    One Valley Bank NA CUST        9.11%   McKee Domestic Equity Portfolio
    FBO Morgantown Utility
    Attn: Security Cage
    Mail Street 1510
    PO Box 1793
    Charleston, WV 25326-1793
  -----------------------------------------------------------------------------
    Wilmington Trust Co            8.47%   McKee Domestic Equity Portfolio
    FBO Iron Workers Local 549
    Security Plan
    c/o Mutual Funds
    PO Box 8971
    Wilmington, DE 19899-8971
  -----------------------------------------------------------------------------
    Saxon & CO                     6.81%   McKee Domestic Equity Portfolio
    Borough of Canonsburg
    68 E. Pike Street
    Canonsburg, PA 15317-1312
  -----------------------------------------------------------------------------
    Zoar Home                      5.78%   McKee Domestic Equity Portfolio
    801 Union Ave
    Pittsburgh, PA 15212-5523
  -----------------------------------------------------------------------------
    City of St. Marys Police       5.53%   McKee Domestic Equity Portfolio
    Pen Fund
    808 S Michael Road
    P.O.Box 1994
    Saint Marys, PA 15857-5994
  -----------------------------------------------------------------------------
    Saxon & CO FBO                14.35%   McKee International Equity Portfolio
    Westmoreland County
    Employees Retirement Fund
    PO Box 7780
    Philadelphia, PA 19182-
    0001
  -----------------------------------------------------------------------------
    MAC & CO                      13.16%   McKee International Equity Portfolio
    Mutual Funds Operations
    PO Box 3198
    Pittsburgh, PA 15230-3198
  -----------------------------------------------------------------------------

                                Percentage
    Name and Address of         of Shares
    Shareholder                   Owned                 Portfolio
  -----------------------------------------------------------------------------
    AllFirst Trust CO NA           9.00%   McKee International Equity Portfolio
    FBO County of Dauphin
    Retirement Plan
    Security Processing 109-
    911
    PO Box 1596
    Baltimore, MD 21203-1596
  -----------------------------------------------------------------------------
    Fulvest & CO                   8.75%   McKee International Equity Portfolio
    FBO Lancaster County Era
    PO Box 3215
    Lancaster, PA 17604-3215
  -----------------------------------------------------------------------------
    Saxon & CO                     5.36%   McKee International Equity Portfolio
    FBO Butler City Retirement
    PO Box 7780-1888
    Philadelphia, PA 19182-
    0001
  -----------------------------------------------------------------------------
    Mac & Co.                      5.43%   McKee International Equity Portfolio
    P.O.Box 3198
    Pittsburgh, PA 15230-3198
  -----------------------------------------------------------------------------
    Saxon & Co.                    5.29%   McKee International Equity Portfolio
    FBO Cumberland County City
    Employees Retirement CUST
    PO Box 7780-1888
    Philadelphia, PA 19182-
    0001
  -----------------------------------------------------------------------------
    Keystone Financial Inc.        5.19%   McKee International Equity Portfolio
    c/o Keystone Financial
    Trust OPS
    P.O.Box 2450
    Altoona, PA 16603-2450
  -----------------------------------------------------------------------------
    Light & CO                    29.00%   McKee Small Cap Equity Portfolio
    c/o AllFirst Trust CO NA
    Security Processing 109-
    911
    PO Box 1596
    Baltimore, MD 21203-1596
  -----------------------------------------------------------------------------
    MAC & CO                      15.97%   McKee Small Cap Equity Portfolio
    Mutual Funds Operations
    PO Box 3198
    Pittsburgh, PA 15230-3198
  -----------------------------------------------------------------------------
    MAC & CO                      12.03%   McKee Small Cap Equity Portfolio
    PO Box 3198
    Pittsburgh, PA 15230-3198
  -----------------------------------------------------------------------------
    First Union National Bank      7.39%   McKee Small Cap Equity Portfolio
    FBO Lackawanna City
    Employees Retirement Fund
    1525 West WT Harris Blvd
    CMG NC 1151
    Charlotte, NC 28288-8522
  -----------------------------------------------------------------------------
    Dickey & CO                    5.13%   McKee Small Cap Equity Portfolio
    FBD Somerset County
    Retirement Plan
    PO Box 777
    Somerset, PA 15501-0777
  -----------------------------------------------------------------------------
    Wilmington Trust Co           32.30%   McKee U.S. Government Portfolio
    FBO Iron Workers Local 549
    Security Plan
    c/o Mutual Funds
    PO Box 8971
    Wilmington, DE 19899-8971
  -----------------------------------------------------------------------------
    City of St. Mary's Police      9.23%   McKee U.S. Government Portfolio
    Pension Fund
    808 S. Michael Road
    PO Box 1994
    Saint Mary's, PA 15857-
    5994
  -----------------------------------------------------------------------------
    Saxon & CO                     8.66%   McKee U.S. Government Portfolio
    Borough of Canonsburg
    68 E. Pike Street
    Canonsburg, PA 15317-1312
  -----------------------------------------------------------------------------

    Name and Address of          Percentage of
    Shareholder                  Shares Owned             Portfolio
  -----------------------------------------------------------------------------
    Teamsters Local 211 Reserve      7.02%     McKee U.S. Government Portfolio
    Account
    625 Stanwix Street 1903
    Pittsburgh, PA 15222-1406
  -----------------------------------------------------------------------------
    Greene County Employees          7.00%     McKee U.S. Government Portfolio
    Retirement Fund
    New County Office Bldg.
    93 East High Street
    Waynesburg, PA 15370-1839
  -----------------------------------------------------------------------------
    Zoar Home                        6.33%     McKee Small Cap Equity Portfolio
    801 Union Ave
    Pittsburgh, PA 15212-2306
  -----------------------------------------------------------------------------
    Econony Borough Employees        5.90%     McKee U.S. Government Portfolio
    Fund
    c/o Controllers Office
    2856 Conway Wallrose Road
    Baden, PA 15005-2306
  -----------------------------------------------------------------------------

MJI International Equity Portfolio

                                     Percentage
    Name and Address of                  of
    Shareholder                     Shares Owned     Class of Portfolio
  --------------------------------------------------------------------------
    Freya Fanning & Compny             31.14%    Institutional Class
    400 Essex St Box 5600
    Beverly Farms, MA 01915-1957
  --------------------------------------------------------------------------
    UMBSC & Co                         29.05%    Institutional Class
    FBO Interstate Brands
    Aggressive Growth
    PO Box 419175
    Kansas City, MO 64141-6175
  --------------------------------------------------------------------------
    UMBSC & Co.                         9.14%    Institutional Class
    FBO IBC Savings Invest- AGG GR
    P.O. Box 419692
    Kansas City, MO 64141-6692
  --------------------------------------------------------------------------
    UMBSC & Co                          8.89%    Institutional Class
    FBO Interstate Brands
    Moderate Growth
    PO Box 419175
    Kansas City, MO 64141-6175
  --------------------------------------------------------------------------
    Wilmington Trust Co. Tr             6.15%    Institutional Class
    FBO IBT 401k
    Profit Sharing Plan
    c/o Mutual Funds UAM
    P.O Box 8971
    Wilmington, DE 19899-8971
  --------------------------------------------------------------------------
    UMBSC & Co                         58.43%    Institutional Service Class
    FBO Lillick & Charles MJI
    c/o Trust Department
    PO Box 419175
    Kansas City, MO 64141-6175
  --------------------------------------------------------------------------
    Wilmington Trust Company           25.28%    Institutional Service Class
    FBO Catholic Healthcare West
    Deferred Compensation
    c/o Mutual Funds/UAM
    PO Box 8971
    Wilmington, DE 19899-8971
  --------------------------------------------------------------------------

                                      Percentage of
    Name and Address of Shareholder   Shares Owned      Class of Portfolio
  -----------------------------------------------------------------------------
    Chicago Trust Co Tr                   16.29%    Institutional Service Class
    FBO Loews Cineplex
    P/S & 401K Ret Plan
    c/o Marshall & Ilsley Trust
    Company
    1000 N Water Street
    Milwaukee, WI 53202-6648
  -----------------------------------------------------------------------------

NWQ Special Equity Portfolio

                                  Percentage
    Name and Address of           of Shares
    Shareholder                     Owned          Class of the Portfolio
  -----------------------------------------------------------------------------
    Engineers Joint Pension Fund    71.68%   Institutional Class Shares
    PO Box 100
    Syracuse, NY 13205-0100
  -----------------------------------------------------------------------------
    Wilmington Trust CO TR           9.63%   Institutional Class Shares
    U/A 4/01/1998 FBO IBT 401K
    Profit Sharing Plan c/o
    Mutual Funds UAM
    PO Box 8971
    Wilmington, DE 19899-8971
  -----------------------------------------------------------------------------
    Charles Schwab & CO INC          7.57%   Institutional Class Shares
    Reinvest Account
    Attn: Mutual Funds
    101 Montgomery St
    San Francisco, CA 94104-4122
  -----------------------------------------------------------------------------
    Wilmington Trust Co             66.12%   Institutional Service Class Shares
    FBO Mustang Employees 401K
    PSP
    c/o Mutual Funds
    PO Box 8971
    Wilmington, DE 19899-8971
  -----------------------------------------------------------------------------
    CIBC World Markets Corp         16.28%   Institutional Service Class Shares
    FBO 0333-83066-16
    PO Box 3484
    Church Street Station
    New York, NY 10008-3484
  -----------------------------------------------------------------------------
    Linn Family Partnership         14.73%   Institutional Service Class Shares
    95 Broad Cove Drive
    Montgomery, TX 77356-8311
  -----------------------------------------------------------------------------

Pell Rudman Mid-Cap Portfolio

                                                                     Percentage
                                                                     of Shares
    Name and Address of Shareholder                                    Owned
  -----------------------------------------------------------------------------
    Charles Schwab & Co., Inc.                                         36.24%
    Reinvest Account
    Attn Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-4122
  -----------------------------------------------------------------------------
    Pell Rudman Trust Company N.A.                                     24.07%
    100 Federal Street FL 37
    Boston, MA 02110-1802
  -----------------------------------------------------------------------------
    United Asset Management                                             9.40%
    1 International Place
    Boston, MA 02110-2602
  -----------------------------------------------------------------------------

                                                                       Percentage
                                                                       of Shares
    Name and Address of Shareholder                                      Owned
  -------------------------------------------------------------------------------
    Fox & Co.                                                             9.37%
    P.O. Box 976
    New York, NY 10268-0976
  -------------------------------------------------------------------------------
    Southtrust Bank NA TTEE                                               8.51%
    FBO Goodwin Investments LP
    PO Box 830804
    Birmingham, AL 35283-0804
  -------------------------------------------------------------------------------
    Hunter & Co.                                                          5.83%
    FBO William S. Edgerly
    C/o State Street Bank & Trust
    P.O. Box 9242
    Boston, MA 02209-9242
  -------------------------------------------------------------------------------

PIC Twenty Portfolio

                                                                       Percentage
                                                                       of Shares
    Name and Address of Shareholder                                      Owned
  -------------------------------------------------------------------------------
    UMBSC & Co FBO Interstate Brands                                     90.99%
    Retirement Income Plan 340419126
    P.O .Box 419692
    Kansas City, MO 64141-6692
  -------------------------------------------------------------------------------
    UMBSC & Co.                                                           5.62%
    FBO IBC Savings Invest --  Equity
    P.O. Box 419692
    Kansas City, MO 64141-6692
  -------------------------------------------------------------------------------

The Rice, Hall, James Portfolios

    Name and Address of       Percentage of
    Shareholder               Shares Owned                 Portfolio
  ---------------------------------------------------------------------------------
    Charles Schwab & Co Inc       45.54%    Rice Hall James Small Cap Portfolio
    Reinvest Account
    Attn: Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-
    4122
  ---------------------------------------------------------------------------------
    Charles Schwab & Co Inc       11.25%    Rice Hall James Small/Mid Cap Portfolio
    Reinvest Account
    Attn: Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-
    4122
  ---------------------------------------------------------------------------------
    City National Bank             7.91%    Rice Hall James Small/Mid Cap Portfolio
    FBO Johnson Machinert
    PSP
    PO Box 60520
    Los Angeles, CA 90060-
    0520
  ---------------------------------------------------------------------------------
    California Lutheran            7.87%    Rice Hall James Small/Mid Cap
    University
    60 West Olsen Road #1200
    Thousand Oaks, CA 93360-
    2787
  ---------------------------------------------------------------------------------
    DB Alex Brown LLC              6.40%    Rice Hall James Small/Mid Cap
    FBO 235-30094-14
    PO Box 1346
    Baltimore, MD 21203-1346
  ---------------------------------------------------------------------------------

The Sirach Portfolios

    Name and Address of             Percentage of
    Shareholder                     Shares Owned            Portfolio
  -----------------------------------------------------------------------
    UMBSC & CO.                        24.03%     Sirach Bond Portfolio
    FBO Interstate Brands
    Conservative Growth
    PO Box 419260
    Kansas City, MO 64141-6260
  -----------------------------------------------------------------------
    Charles Schwab & CO INC.            9.53%     Sirach Bond Portfolio
    Reinvest Account
    Attn: Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94101-4122
  -----------------------------------------------------------------------
    UMBSC & CO.                         9.16%     Sirach Bond Portfolio
    FBO IBC Savings Invest-Cons GR
    PO Box 419692
    Kansas City, MO 64141-6692
  -----------------------------------------------------------------------
    Wendel & Co.                        8.76%     Sirach Bond Portfolio
    FBO AAA
    PO Box 1006
    New York, NY 10286-0001
  -----------------------------------------------------------------------
    UMBSC & Co.                         6.56%     Sirach Bond Portfolio
    FBO Interstate Brands
    Moderate Growth
    PO Box 419260
    Kansas City, MO 64141-6260
  -----------------------------------------------------------------------
    Northwestern Trust Co.              5.24%     Sirach Bond Portfolio
    1201 3rd Avenue, Suite 2010
    Seattle, WA 98101-3026
  -----------------------------------------------------------------------
    UMBSC & Co.                        14.18%     Sirach Equity Portfolio
    FBO Interstate Brands
    Aggressive Growth
    PO Box 419175
    Kansas City, MO 64141-6175
  -----------------------------------------------------------------------
    Lutsey Family Foundation, Inc.      8.24%     Sirach Equity Portfolio
    PO Box 22074
    Green Bay, WI 54305-2074
  -----------------------------------------------------------------------
    Key Trust Company--PRISM            6.81%     Sirach Equity Portfolio
    Lane Powell, LLP PSP
    4900 Tiedeman Road
    Brooklyn, OH 44144-23338
  -----------------------------------------------------------------------
    UMBSC & Co.                         6.79%     Sirach Equity Portfolio
    FBO Interstate Brands
    Conservative Growth
    PO Box 419175
    Kansas City, MO 64141-6175
  -----------------------------------------------------------------------
    UMBSC & Co.                         6.51%     Sirach Equity Portfolio
    FBO Interstate Brands
    Moderate Growth
    P.O. Box 419175
    Kansas City, MO 64141-6175
  -----------------------------------------------------------------------
    SO Alaska Defined                  25.77%     Sirach Growth Portfolio
    Contribution Pension Plan
    Attn: Carol Patton
    PO Box 241266
    Anchorage, AK 99524-1266
  -----------------------------------------------------------------------

    Name and Address of       Percentage of
    Shareholder               Shares Owned               Portfolio
  -----------------------------------------------------------------------------
    NFSC FEBO                     22.50%    Sirach Growth Portfolio
    First Interstate Bank
    Financial Svcs. D
    Cash Account
    PO Box 30918
    Billings, MT 59116-0918
  -----------------------------------------------------------------------------
    Wilmington Trust Co. TR       11.92%    Sirach Growth Portfolio
    FBO IBT 401K
    Profit Sharing Plan
    c/o Mutual Funds UAM
    P.O. Box 8971
    Wilmington, DE 19899-
    8971
  -----------------------------------------------------------------------------
    Wilmington Trust Co. TR        6.35%    Sirach Growth Portfolio
    FBO Cherokee Nation 401K
    Plan
    c/o Mutual Funds UAM
    PO Box 8971
    Wilmington, DE 19899-
    8971
  -----------------------------------------------------------------------------
    William M. Connor CUST         5.92%    Sirach Growth Portfolio
    Connor Development CO
    Profit Sharing Plan
    846 108th Ave NW
    Bellevue, WA 98004-4304
  -----------------------------------------------------------------------------
    Charles Schwab & Co.,        100.00%    Sirach Growth II Portfolio
    Inc.                                    (formerly, Hanson Equity Portfolio)
    Reinvest Account
    Attn Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-
    4122
  -----------------------------------------------------------------------------
    Bank of New York CUST         16.49%    Sirach Special Equity Portfolio
    Two Union Square
    Automotive Machinists
    601 Union Street, Suite
    520
    Seattle, WA 98101-2328
  -----------------------------------------------------------------------------
    Northern Trust Company         6.32%    Sirach Special Equity Portfolio
    CUST
    FBO Navajo Nation
    PO Box 92956
    Chicago, IL 60675-2956
  -----------------------------------------------------------------------------
    Wells Fargo Bank NA            5.82%    Sirach Special Equity Portfolio
    FBO Hanford Oper. &
    Engineering
    Pension Plan
    PO Box 9800
    Calabasas, CA 91372-0800
  -----------------------------------------------------------------------------
    Dingle & CO                    5.05%    Sirach Special Equity Portfolio
    c/o Comerica Bank Mutual
    Funds
    Operating Engineers 324
    Pension Fund
    PO Box 75000
    Detroit, MI 48275-0001
  -----------------------------------------------------------------------------
    South Bay Hotel Employee      14.84%    Sirach Strategic Balanced Portfolio
    & Restaurant EE Pension
    Plan
    c/o United Admin
    Services
    PO Box 5057
    San Jose, CA 95150-5057
  -----------------------------------------------------------------------------
    Alaska Bricklayers            14.11%    Sirach Strategic Balanced Portfolio
    Retirement Plan
    407 Denali Street
    Anchorage, AK 99501-2615
  -----------------------------------------------------------------------------
    SO Alaska Defined              8.68%    Sirach Strategic Balanced Portfolio
    Contribution Pension
    Plan
    P.O. Box 241266
    Anchorage, AK 99524-1266
  -----------------------------------------------------------------------------

                               Percentage
    Name and Address of            of
    Shareholder               Shares Owned               Portfolio
  ------------------------------------------------------------------------------
    Wells Fargo Bank West         8.19%    Sirach Strategic Balanced Portfolio
    Cust
    FBO Agrium US Retirement
    Plan
    1740 Broadway
    MAC: C7300-077
    Denver, CO 80274
  ------------------------------------------------------------------------------
    NANA Regional                 5.69%    Sirach Strategic Balanced Portfolio
    Corporation Inc.
    Employees Pension Plan
    1001 E. Benson Blvd.
    Anchorage, AK 99508-4256
  ------------------------------------------------------------------------------
    Wendel & Co.                  5.25%    Sirach Strategic Balanced Portfolio
    FBO San Diego Butchers
    C/O Bank Of New York
    Wall Street Station
    PO Box 1066
    New York, NY 10268-1066
  ------------------------------------------------------------------------------

The Sterling Partners' Portfolios

                               Percentage
    Name and Address of            of
    Shareholder               Shares Owned               Portfolio
  ------------------------------------------------------------------------------
    UMBSC & Co.                  23.28%    Sterling Partners' Balanced Portfolio
    FBO Interstate Brands
    Conservative Growth
    P.O. Box 419175
    Kansas City, MO 64141-
    6175
  ------------------------------------------------------------------------------
    UMBSC & Co.                  14.82%    Sterling Partners' Balanced Portfolio
    FBO Interstate Brands
    Moderate Growth
    P.O. Box 419175
    Kansas City, MO 64141-
    6175
  ------------------------------------------------------------------------------
    Centura Bank                 10.93%    Sterling Partners' Balanced Portfolio
    P.O. Box 1220
    Attn: Roxanne Moore
    131 N. Church Street
    Rocky Mount, NC 27804-
    5433
  ------------------------------------------------------------------------------
    UMBSC & CO                    8.95%    Sterling Partners' Balanced Portfolio
    FBO IBC Savings Invest-
    Cons GR
    PO Box 419692
    Kansas City, MO
  ------------------------------------------------------------------------------
    Charles Schwab & Co.,         6.00%    Sterling Partners' Balanced Portfolio
    Inc.
    Reinvest Account
    Attn: Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-
    4122
  ------------------------------------------------------------------------------
    Charles Schwab & Co.,        23.15%    Sterling Partners' Equity Portfolio
    Inc.
    Reinvest Account
    Attn: Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-
    4122
  ------------------------------------------------------------------------------
    ENJAYCO                      11.90%    Sterling Partners' Equity Portfolio
    FBO Smith Anderson 401K
    Plan 90483
    P.O. Box 17909
    Milwaukee, WI 53217-0909
  ------------------------------------------------------------------------------

                               Percentage
    Name and Address of            of
    Shareholder               Shares Owned                  Portfolio
  -------------------------------------------------------------------------------------
    LaSalle Bank Cust EX         10.68%    Sterling Partners' Equity Portfolio
    FBO Baptist Hospital
    PO Box 1443
    Chicago, IL 60690-1443
  -------------------------------------------------------------------------------------
    Centura Bank                  6.76%    Sterling Partners' Equity Portfolio
    P.O. Box 1220
    131 N. Church Street
    Rocky Mount, NC 27804-
    5433
  -------------------------------------------------------------------------------------
    Rock Hill Telephone           6.74%    Sterling Partners' Equity Portfolio
    Company
    Employees Retirement
    Plan
    C/O Rock Hill Telephone
    Co.
    P.O. Box 470
    Rock Hill, SC 29731-6470
  -------------------------------------------------------------------------------------
    Charles Schwab & Co.,        27.94%    Sterling Partners' Small Cap Value Portfolio
    Inc.
    Reinvest Account
    Attn: Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-
    4122
  -------------------------------------------------------------------------------------
    Northern Trust Company        9.32%    Sterling Partners' Small Cap Value Portfolio
    CUST
    FBO Holly Cross Employee
    Retirement Trust HLT
    Plan
    P.O. Box 92956
    Chicago, IL 60675-2956
  -------------------------------------------------------------------------------------
    Horizon Benefits Inc.         7.04%    Sterling Partners' Small Cap Value Portfolio
    5925 Carnegie Blvd Sutie
    104
    Charlotte, NC 28209-4656
  -------------------------------------------------------------------------------------

TJ Core Equity Portfolio

                                                                         Percentage of
    Name and Address of Shareholder                                      Shares Owned
  ------------------------------------------------------------------------------------
    Charles Schwab & Co., Inc.                                               25.37%
    Reinvest Account
    Attn Mutual Funds
    101 Montgomery Street
    San Francisco, CA 94104-4122
  ------------------------------------------------------------------------------------
    UMBSC & Co                                                               20.59%
    FBO Lillick & Charles TJ Core
    C/O Trust Department
    PO Box 419175
    Kansas City, MO 64141-6175
  ------------------------------------------------------------------------------------
    Wilmington Trust Co Tr                                                    7.05%
    FBO Catholic Healthcare West
    Deferred Company TR
    C/O Mutual Funds/UAM
    P.O. Box 8971
    Wilmington, DE 19899-8971
  ------------------------------------------------------------------------------------
    UMBSC & Co. FBO UTD Meth Fdn Chr Rtr                                      6.76%
    P.O. Box 419260
    Kansas City, MO 64141-6260
  ------------------------------------------------------------------------------------
    Fire Co.                                                                  5.90%
    P.O.Box 26883
    Oklahoma City, OK 73126-0883
  ------------------------------------------------------------------------------------

The TS&W Portfolios

                                         Percentage
                                         of Shares
    Name and Address of Shareholder        Owned             Portfolio
  -----------------------------------------------------------------------------
    New York Life Trust Company            10.36%   TS&W Equity Portfolio
    51 Madison Ave, RM 117A
    New York, NY 10010-1603
  -----------------------------------------------------------------------------
    Lewis Gale Clinic, Inc.                 7.72%   TS&W Equity Portfolio
    c/o Gil Coblintz
    1802 Braeburn Drive
    Salem, VA 24153-7306
  -----------------------------------------------------------------------------
    Charles Schwab & C., Inc.               5.90%   TS&W Equity Portfolio
    Reinvest Account
    Attn: Mutual Funds
    101 Montgomery Street
    San Francisco, Ca 94104-4122
  -----------------------------------------------------------------------------
    Crestar Bank                           13.43%   TS&W Fixed Income Portfolio
    FBO C B Fleet DEF Benefit PP TRSTE
    Attn: Jan Rittenhouse
    P.O. Box 105870
    Center 3144
    Atlanta, GA 30348-5870
  -----------------------------------------------------------------------------
    Lewis Gale Clinic, Inc.                 6.38%   TS&W Fixed Income Portfolio
    c/o Gil Coblentz
    1802 Braeburn Drive
    Salem, VA 24153-7399
  -----------------------------------------------------------------------------
    Charles Schwab & C., Inc.               6.20%   TS&W Fixed Income Portfolio
    Reinvest Account
    Attn: Mutual Funds
    101 Montgomery Street
    San Francisco, Ca 94104-4122
  -----------------------------------------------------------------------------
    Riverside Health Care Foundation       12.80%   TS&W International Equity
    606 Denbigh Blvd. Suite 601                     Portfolio
    Newport News, VA 23608-4442
  -----------------------------------------------------------------------------
    American Safety Razor Company           5.21%   TS&W International Equity
    Attn: Mutual Funds Razor Blade Lane             Portfolio
    Verona, VA 24402
  -----------------------------------------------------------------------------
                                           54.54%   TS&W International Octagon
    Michigan State Univ Foundation                  Portfolio (formerly, Jacobs
    4700 S Hagadorn Road Ste 220                    International Octagon
    East Lansing, MI 48823-5354                     Portfolio)
  -----------------------------------------------------------------------------
    Charles Schwab & Co., Inc.              9.00%   TS&W International Octagon
    Reinvest Account                                Portfolio (formerly, Jacobs
    Attn Mutual Funds                               International Octagon
    101 Montgomery Street                           Portfolio)
    San Francisco, CA 94104-4122
  -----------------------------------------------------------------------------

       Exhibit H -- Outstanding Shares of the Funds as of August 21, 2000

                                                                 No. of Shares
                          Fund Name                               Outstanding
-------------------------------------------------------------------------------
Acadian Emerging Markets Portfolio                                2,951,006,549
-------------------------------------------------------------------------------
Analytic Defensive Equity Portfolio                               4,759,923,313
-------------------------------------------------------------------------------
Analytic Enhanced Equity Portfolio                               12,329,750,836
-------------------------------------------------------------------------------
Analytic International Equity Portfolio                             726,108,563
-------------------------------------------------------------------------------
Analytic Master Fixed Income Portfolio                              518,839,471
-------------------------------------------------------------------------------
Analytic Short-Term Government Portfolio                            354,978,280
-------------------------------------------------------------------------------
C&B Balanced Portfolio                                              351,374,557
-------------------------------------------------------------------------------
C&B Equity Portfolio                                              4,763,352,026
-------------------------------------------------------------------------------
C&B Equity for Taxable Investors Portfolio                          148,168,298
-------------------------------------------------------------------------------
C&B Mid Cap Equity Portfolio                                        120,930,211
-------------------------------------------------------------------------------
Cambiar Opportunity Portfolio                                       296,100,006
-------------------------------------------------------------------------------
Clipper Focus Portfolio                                           7,902,131,890
-------------------------------------------------------------------------------
FMA Small Company Portfolio                                       7,096,949,807
-------------------------------------------------------------------------------
FPA Crescent Portfolio                                            3,070,862,621
-------------------------------------------------------------------------------
Heitman Real Estate Portfolio                                    10,983,631,354
-------------------------------------------------------------------------------
ICM Small Company Portfolio                                      22,575,433,219
-------------------------------------------------------------------------------
IRA Capital Preservation Portfolio                                2,175,729,379
-------------------------------------------------------------------------------
McKee Domestic Equity Portfolio                                   3,049,492,635
-------------------------------------------------------------------------------
McKee International Equity Portfolio                             13,354,690,208
-------------------------------------------------------------------------------
McKee Small Cap Equity Portfolio                                  4,521,657,549
-------------------------------------------------------------------------------
McKee U.S. Government Portfolio                                   1,391,096,763
-------------------------------------------------------------------------------
MJI International Equity Portfolio                                2,886,249,425
-------------------------------------------------------------------------------
NWQ Special Equity Portfolio                                      2,852,785,761
-------------------------------------------------------------------------------
Pell Rudman Mid-Cap Portfolio                                     1,001,621,842
-------------------------------------------------------------------------------
PIC Twenty Portfolio                                              3,237,526,829
-------------------------------------------------------------------------------
RHJ Small Cap Portfolio                                           3,563,650,748
-------------------------------------------------------------------------------
RHJ Small/Mid Cap Portfolio                                       1,300,271,519
-------------------------------------------------------------------------------
Sirach Bond Portfolio                                             8,717,940,084
-------------------------------------------------------------------------------
Sirach Equity Portfolio                                           4,279,463,294
-------------------------------------------------------------------------------
Sirach Growth Portfolio                                           6,037,185,793
-------------------------------------------------------------------------------
Sirach Growth II Portfolio (formerly, Hanson Equity Portfolio)    2,329,972,979
-------------------------------------------------------------------------------
Sirach Special Equity Portfolio                                  16,799,814,822
-------------------------------------------------------------------------------
Sirach Strategic Equity Portfolio                                 5,991,226,929
-------------------------------------------------------------------------------
Sterling Partners' Balanced Portfolio                             4,514,337,058
-------------------------------------------------------------------------------
Sterling Partners' Equity Portfolio                               1,559,930,657
-------------------------------------------------------------------------------
Sterling Partners' Small Cap Value Portfolio                      3,716,314,032
-------------------------------------------------------------------------------
TJ Core Equity Portfolio                                          1,025,148,086
-------------------------------------------------------------------------------
TS&W Equity Portfolio                                             5,115,620,404
-------------------------------------------------------------------------------
TS&W Fixed Income Portfolio                                       5,242,753,377
-------------------------------------------------------------------------------
TS&W International Equity Portfolio                               5,785,032,549
-------------------------------------------------------------------------------
TS&W International Octagon Portfolio (formerly, Jacobs
 International Octagon Portfolio)                                 2,431,972,405
-------------------------------------------------------------------------------
TOTAL                                                           194,246,111,787
-------------------------------------------------------------------------------

UAM FUNDS
530 EAST SWEDESFORD ROAD
WAYNE, PA 19087-1693

                                    UAM FUNDS
                                 FUND NAME HERE
              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD JOINT
                      MEETING OF SHAREHOLDERS TO BE HELD ON
                                OCTOBER 27, 2000

The undersigned hereby appoints Gary L. French, Linda T. Gibson and Martin J. Wolin and each of them, attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund referenced hereon (the "Fund"), which the undersigned is entitled to vote at a Joint Meeting of Shareholders of the Fund to be held at Wyndham Boston Hotel, Liberty Square Room, 89 Broad Street, Boston, MA 02110 on October 27, 2000, at 9:00 a.m. Eastern time and any adjournment thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

-To vote by mail, sign below exactly as your name appears above and return the proxy card in the envelope provided
-To vote by touch-tone phone, call1-800-690-6903
-To vote by Internet, use websitewww.proxyvote.com

NOTE: If you wish to vote on individual Investment restrictions on Proposal 3, you must mail in your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                                                          UAMFN1

FUND NAME HERE

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

THE BOARD, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND OR UNITED ASSET MANAGEMENT CORPORATION, RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

                                                   For    Withhold    For All
Vote for Trustees/Directors                        All       All      Except

1.   To elect the Trustees/Directors.
     (see pages 4 to 8 of the proxy
     statement) Nominees:
     01) John T. Bennett, Jr.,                     [_]       [_]        [_]
     02) Nancy J. Dunn,
     03) William A. Humenuk,
     04) Philip D. English and
     05) James F. Orr, III


To withhold authority to vote for any individual nominee, mark "For All Except" and write the nominee's number on the line below.

________________________________________________

Vote On Proposals                                        For   Against   Abstain

2.   To approve the proposed change of the investment    [_]    [_]        [_]
     objective of the Fund from fundamental to non-fundamental (see page 9 of the proxy statement)

3. To approve the proposed changes to the Fund's fundamental investment restrictions (see pages
     9 to 17 of the proxy statement)


(A) Diversification of investments;       (J) Control or Management;
(B) Borrowing;                            (K) Unseasoned Issuers;
(C) Issuing of senior securities;         (L) Borrowings Exceeding 5%;
(D) Underwriting;                         (M) Pledging;
(E) Industry concentration;               (N) Margin Purchases and Short Sales;      For   For All  Abstain
(F) Investment in real estate;            (O) Directors' Ownership of Shares;        All    Except    All
(G) Commodities;                          (P) Interest in Oil, Gas or Other
(H) Lending;                                  Mineral Exploration or Development     [_]     [_]      [_]
(I) Illiquid Securities;                      Programs;
                                          (Q) Futures and Options

______________________________________________________________
If you do not wish to approve a particular investment policy change applicable to your Fund, mark "For All Except" and write the policy's letter(s) of the sub-proposal on the line above.

4.   To ratify the selection of PricewaterhouseCoopers     For   Against   Abstain
     LLP as the independent auditors (see page 18 of
     the proxy statement)                                  [_]    [_]        [_]

5.   To approve an Interim Investment Advisory
     Agreement between each Fund and its investment
     adviser, substantially as described in the Proxy
     Statement (Advisory fee rates will not change.)
     (see pages 18 to 22 of the proxy statement)           [_]    [_]        [_]

6.   To approve an Investment Advisory Agreement
     between the Fund and its investment adviser, subject
     to completion of the merger between United
     Asset Management Corporation and Old Mutual
     Plc, substantially as described in the Proxy
     Statement (Advisory fee rates willnot change
     from those under the current agreement.) (see pages
     18 to 22 of the proxy statement) Note: Please sign
     exactly as your name appears in this proxy. If
     joint owners, both should sign this proxy. An
     authorized individual should sign corporate
     or partnership proxies in full corporate or
     partnership name. When signing as attorney,
     executor, administrator, trustee, guardian, or
     corporate officer, please give your full title.       [_]    [_]        [_]

EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!




Signature [PLEASE SIGN WITHIN BOX]  Date     Signature (Joint Owners)  Date